UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of principal executive offices) (Zip code)

John T. Donnelly

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2011

SCSM AllianceBernstein International Value Fund

SCSM BlackRock International Index Fund

SCSM BlackRock Large Cap Index Fund

SCSM BlackRock Small Cap Index Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Columbia Small Cap Value Fund

SCSM Davis Venture Value Fund

SCSM Invesco Small Cap Growth Fund

SCSM Lord Abbett Growth & Income Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM WMC Large Cap Growth Fund

Sun Capital Global Real Estate Fund

SCSM Ibbotson Tactical Opportunities Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SCSM BlackRock Inflation Protected Bond Fund

SCSM Goldman Sachs Short Duration Fund

SCSM PIMCO High Yield Fund

SCSM PIMCO Total Return Fund

SCSM Ibbotson Balanced Fund

SCSM Ibbotson Conservative Fund

SCSM Ibbotson Growth Fund

Sun Capital Advisers Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Important Information about this Report:

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Investors should consider the investment objectives, risks, charges and expenses of a Fund before investing. This and other information is contained in a Fund’s prospectus. Please read the prospectus carefully before you invest.

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of December 31, 2011, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass.

Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011.

An investment in a Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation. It is possible to lose money on an investment in any of the Funds.

Country codes included within each Fund’s Portfolio of Investments are unaudited.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

(subadvised by AllianceBernstein L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC AllianceBernstein International Value Fund (the “Fund”) returned (16.21)% and (16.46)%, respectively, underperforming the benchmark, the MSCI EAFE Index (the “Index”), which returned (12.14)% for the same period.

What economic and market factors most influenced the global equity markets as a whole during the year ended December 31, 2011?

Equity markets were extremely volatile in 2011, as the European sovereign debt crisis cast a shadow over the global economy. After rising early in the year, stocks fell sharply for five straight months through September, then posted a late rally as European leaders stepped up efforts to stem the crisis. But even after the Index rose 3.33% in the fourth quarter, most markets were still down for the year.

Still scarred by the 2008 crisis, market participants reacted to adverse developments by fleeing deemed risky assets, with financial stocks being affected the most. Equity market correlations were very high, as stocks generally traded in tandem based on perceived sensitivity to global macroeconomic issues, with little regard to company-specific strengths or weaknesses. In this environment, active managers struggled to beat their benchmarks.

The market environment in 2011 was particularly unforgiving for value investors. For the majority of the year, equity investors fled from risk, in the process punishing the cheapest stocks in the market, which were viewed as the riskiest of all.

How did the country allocations affect relative Fund performance during the year ended December 31, 2011?

The Fund’s country allocations are primarily a result of the bottom-up stock selection process. For the year, country and currency selection both contributed positively to relative returns. An overweight to the UK, and underweights to Sweden and Greece contributed positively to the Fund’s relative returns, while an underweight to Switzerland and Spain detracted. The Fund’s overweight to the Japanese yen, euro and British pound contributed positively to overall relative Fund performance, while an underweight to the Australian dollar detracted from performance.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

During 2011, the top contributors to the Fund’s performance were Japan Tobacco, Inc., AstraZeneca PLC, Nippon Telegraph & Telephone Corp., BP PLC and Imperial Tobacco Group PLC. Many of the Fund’s contributors were in traditionally defensive sectors, such as Health Care, Consumer Staples and Telecommunications, which performed well during a volatile year as investors rewarded the relative stability of these companies.

Japan Tobacco, Inc. benefited from better-than-expected results and optimism that the company may move to return cash to shareholders through a share buyback program or increased dividend. U.K. based pharmaceutical company AstraZeneca PLC was supported by its high dividend yield and share repurchase program, and as the company increased its 2011 earnings guidance several times throughout the year. Japan based Nippon Telegraph & Telephone Corp. stock was also supported by ongoing stock buybacks, improved cost controls, and as investors became more optimistic about the company’s ability to offset declines in its legacy fixed-line business with growth in areas such as mobile data and fiber optics.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

U.K. Oil and gas company BP PLC benefited as the company continued to move forward after the Macondo oil spill. Additional settlements with business partners in the well, along with findings from investigations, provided comfort to investors that the ultimate cost of the spill to the company would be manageable. Shares of U.K. Imperial Tobacco Group PLC rose as the company was able to successfully raise prices across a number of markets and as shareholders favored the company’s generous dividend yield.

The Fund utilizes currency futures contracts to manage currency exposure resulting from the Fund’s holdings. During 2011, the Fund’s overall currency positioning contributed positively to returns relative to its benchmark. An overweight to the Japanese yen and British pound, along with an underweight to the Swiss franc benefited returns. This was somewhat offset by an underweight to the Australian dollar.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

The stocks that detracted the most during 2011 were Société Générale, The Tokyo Electric Power Co., Inc., Lloyds Banking Group PLC, ING Groep NV-CVA and KBC Groep NV. Shares of The Tokyo Electric Power Co., Inc. collapsed as the company battled to contain a nuclear emergency at its Fukushima Dai-Ichi power plant following the Japanese tsunami. After the tsunami, the Fund continued to hold the stock with the conviction that the substantially depressed stock price more than discounted the uncertainty over how the company would emerge from the crisis. Although the stock detracted for the year, the Fund was able to recoup some losses before exiting the position later in the year.

Investor anxiety has been greatest in Europe. European banks ING Groep NV-CVA, Société Générale of France, Lloyds Banking Group PLC and Belgium’s KBC Groep NV were hurt by fears that the sovereign-debt crisis might eventually undermine their balance sheets. These companies exposure to sovereign debt of the most troubled European countries (Portugal, Ireland, Italy, Greece and Spain) is deemed manageable relative to the overall size of their assets and earnings. These companies have strong core business franchises and trade at substantial discount to tangible book value.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

There were no material changes to the December 31, 2011 top ten holdings list relative to the December 31, 2010 top ten holdings list.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

The Fund is constructed using a bottom-up stock selection process. Relative sector weights are therefore a function of that approach rather than a result of top-down insights.

At the end of the period, the Fund was positioned such that its top three overweight positions compared to the Index were Energy, Consumer Discretionary and Materials sectors. The Fund’s largest underweight positions at the end of the year were in the Consumer Staples, Industrials and Information Technology sectors.

The Fund’s largest overweight country allocation versus the benchmark was to the United Kingdom and was focused mainly on companies in the Energy, Financial, Healthcare and Materials sectors. The Fund also had an overweight position in Canada, which is not part of the benchmark. Underweight positions in Australia and Switzerland were dictated by less attractive value opportunities when compared to other countries. The Fund held overweight positions in a number of individual stocks in both countries, however. In Australia, holdings included a number of financial firms that offer attractive dividend yields. Consumer goods along with pharmaceutical makers accounted for the largest Swiss holdings.

At December 31, 2011, the Fund held 30 companies that were not included in the Index. The majority of these companies were located in either Canada or Emerging Market countries, neither of which are represented in the Index, but are included in the Fund’s universe.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 20 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Royal Dutch Shell PLC, A Shares	2.9%	Oil, Gas & Consumable Fuels
BP PLC	2.8	Oil, Gas & Consumable Fuels
AstraZeneca PLC	2.1	Pharmaceuticals
Nestle SA	2.1	Food Products
Vodafone Group PLC	1.9	Wireless Telecommunication Services
Novartis AG	1.8	Pharmaceuticals
Roche Holding AG	1.7	Pharmaceuticals
GlaxoSmithKline PLC	1.6	Pharmaceuticals
Total SA	1.4	Oil, Gas & Consumable Fuels
Rio Tinto PLC	1.4	Metals & Mining

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC AllianceBernstein International Value Fund – Initial Class and the MSCI EAFE Index

Comparison of Change in Value of a $10,000 Investment in the SC AllianceBernstein International Value Fund – Service Class and the MSCI EAFE Index

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC AllianceBernstein International Value Fund–Initial Class Shares	(16.21)%	4.37%	(3.11)%
SC AllianceBernstein International Value Fund–Service Class Shares	(16.46)%	4.12%	(3.35)%
MSCI EAFE Index*	(12.14)%	7.65%	(0.04)%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI EAFE Index (Europe, Australasia, Far East) tracks the performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC AllianceBernstein International Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC BlackRock International Index Fund (the “Fund”) returned (12.46)% and (12.70)%, respectively. The Fund’s benchmark, the MSCI EAFE Index (the “Index”), returned (12.14)% for the same period.

What economic and market factors most influenced the global equity markets as a whole during the year ended December 31, 2011?

Early in the year, foreign and domestic stocks advanced at an uneven pace despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters that left Japan with massive infrastructure damage, resulting in global supply chain disruptions. Additionally, inflationary pressures persisted in developing countries; however the global economy continued to expand, albeit at a slower pace. Solid corporate profits, improving labor market conditions and reasonably upbeat leading indicators pushed most of the world’s equity markets forward.

After reaching their peak at the end of April, equities experienced a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading throughout Europe. It also became evident that the pace of economic growth had slowed in the United States and other developed nations. In the U.S., a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement was the catalyst that spurred one of the most volatile periods in equity trading history. Stock markets across the world declined as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

Equities rebounded in October as stronger economic data from the U.S. helped to calm fears of a global double-dip recession and European leaders demonstrated greater unity in their pursuit to curtail the debt crisis. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan raised doubts among investors and thwarted the rally at the end of October. International equities generally declined through the final two months of the year as political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. Market volatility softened in December with the support of global central bank actions and improving economic data.

Of the 22 developed countries in the Index, only Ireland and New Zealand posted gains for the year. While equity markets sold off broadly across Europe, countries participating in the euro currency union saw particularly painful losses. Greece finished well below all other countries in the Index. Asian stocks were dragged down by the world’s debt problems and a weak outlook for consumer demand from Europe and the United States. Japan also suffered the effects of its appreciating yen on its export-driven economy.

How did the country allocations affect Fund performance during the year ended December 31, 2011?

The top contributor to the Fund’s relative performance was Ireland, while the top detractors were Japan, Germany and France.

Which sectors contributed most to the Fund’s performance results during the year ended December 31, 2011?

The top contributors to the Fund’s relative performance were the Health Care, Energy and Consumer Staples sectors.

Which sectors detracted most from the Fund’s performance results during the year ended December 31, 2011?

The top detractors from the Fund’s relative performance were the Financials, Materials and Industrials sectors.

SC SM BLACKROCK INTERNATIONAL INDEX FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 18 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Nestle SA	1.9%	Food Products
Vodafone Group PLC	1.4	Wireless Telecommunication Services
HSBC Holdings PLC	1.4	Commercial Banks
BP PLC	1.4	Oil, Gas & Consumable Fuels
Novartis AG	1.4	Pharmaceuticals
Royal Dutch Shell PLC, Class A	1.4	Oil, Gas & Consumable Fuels
Roche Holding AG	1.2	Pharmaceuticals
GlaxoSmithKline PLC	1.2	Pharmaceuticals
BHP Billiton Ltd.	1.2	Metals & Mining
Total SA	1.1	Oil, Gas & Consumable Fuels

SC SM BLACKROCK INTERNATIONAL INDEX FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock International Index Fund – Initial Class and the MSCI EAFE Index

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock International Index Fund – Service Class and the MSCI EAFE Index

SC SM BLACKROCK INTERNATIONAL INDEX FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Life of Fund***
SC BlackRock International Index Fund–Initial Class Shares	(12.46)%	(8.14)%
SC BlackRock International Index Fund–Service Class Shares	(12.70)%	(8.43)%
MSCI EAFE Index*	(12.14)%	(9.37)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The MSCI EAFE Index (Europe, Australasia, Far East) tracks performance of large cap international equity securities and is widely regarded as the standard for measuring large cap international stock market performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock International Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from November 15, 2010 (commencement of operations) to December 31, 2011.

SC SM BLACKROCK LARGE CAP INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC BlackRock Large Cap Index Fund (the “Fund”) returned 1.58% and 1.17%, respectively. The Fund’s benchmark, the S&P 500 Index (the “Index”), returned 2.11% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

Early in the year, domestic stocks as correlated to the world markets advanced at an uneven pace, despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. Equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities experienced a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading throughout Europe. In the U.S., a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world experienced substantial volatility on hopes and fears driven by media news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the U.S., wrangling among lawmakers prohibited an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

Which sectors contributed most to the Fund’s performance results during the year ended December 31, 2011?

The Consumer Staples sector was the strongest relative contributor during the year, followed by the Health Care and Consumer Discretionary sectors.

Which sectors detracted most from the Fund’s performance results during the year ended December 31, 2011?

The top detractors from the Fund’s relative performance were the Financials and Materials sectors. The Fund’s exposure to equity index futures contracts that are used as a vehicle to equitize cash in order to maintain the Fund’s overall Index exposure was also a detractor to the Fund’s performance.

SC SM BLACKROCK LARGE CAP INDEX FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using Global Industry Classification Standards (“GICS”). The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Exxon Mobil Corp.	3.5%	Oil, Gas & Consumable Fuels
Apple, Inc.	3.2	Computers & Peripherals
International Business Machines Corp.	1.9	IT Services
Chevron Corp.	1.8	Oil, Gas & Consumable Fuels
Microsoft Corp.	1.7	Software
General Electric Co.	1.6	Industrial Conglomerates
The Procter & Gamble Co.	1.6	Household Products
AT&T, Inc.	1.5	Diversified Telecommunication Services
Johnson & Johnson	1.5	Pharmaceuticals
Pfizer, Inc.	1.4	Pharmaceuticals

SC SM BLACKROCK LARGE CAP INDEX FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Large Cap Index Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Large Cap Index Fund – Service Class and the S&P 500 Index

SC SM BLACKROCK LARGE CAP INDEX FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
SC BlackRock Large Cap Index Fund	1.58%	12.82%	(3.16)%	3.63%
S&P 500 Index*	2.11%	14.11%	(0.25)%	3.66%
Service Class Shares
SC BlackRock Large Cap Index Fund	1.17%	12.50%	(3.41)%	1.54%
S&P 500 Index*	2.11%	14.11%	(0.25)%	3.43%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Large Cap Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2011. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2011.

SC SM BLACKROCK SMALL CAP INDEX FUND

(subadvised by BlackRock Investment Management, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC BlackRock Small Cap Index Fund (the “Fund”) returned (4.87)% and (5.09)%, respectively. The Fund’s benchmark, the Russell 2000 Index (the “Index”), returned (4.18)% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

Early in the year, domestic stocks as correlated to the world markets advanced at an uneven pace, despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. Equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities experienced a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading throughout Europe. In the U.S., a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world experienced substantial volatility on hopes and fears driven by media news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the U.S., wrangling among lawmakers prohibited agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

Which sectors contributed most to the Fund’s performance results during the year ended December 31, 2011?

The Utilities sector was the strongest contributor to the Fund’s relative performance during the year, followed by the Consumer Staples sector. The Fund’s exposure to equity index futures contracts that are used as a vehicle to equitize cash in order to maintain the Fund’s overall Index exposure was also a contributor to the Fund’s performance.

Which sectors detracted most from the Fund’s performance results during the year ended December 31, 2011?

The top detractors from the Fund’s relative performance were the Information Technology, Consumer Discretionary and Energy sectors.

SC SM BLACKROCK SMALL CAP INDEX FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011^

	% of Net Assets	Industry
Healthspring, Inc.	0.3%	Health Care Providers & Services
Netlogic Microsystems, Inc.	0.3	Semiconductors & Semiconductor Equipment
SuccessFactors, Inc.	0.3	Software
Clean Harbors, Inc.	0.3	Commercial Services & Supplies
World Fuel Services Corp.	0.3	Oil, Gas & Consumable Fuels
Jack Henry & Associates, Inc.	0.3	IT Services
American Campus Communities, Inc.	0.3	Real Estate Investment Trusts
Salix Pharmaceuticals Ltd.	0.3	Pharmaceuticals
Onyx Pharmaceuticals, Inc.	0.2	Biotechnology
BioMed Realty Trust, Inc.	0.2	Real Estate Investment Trusts
^	As a result of the Russell Index reconstitution which took place on June 24, 2011, all of the Fund’s top ten holdings changed when compared to the Fund’s top ten holdings at December 31, 2010.

SC SM BLACKROCK SMALL CAP INDEX FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Small Cap Index Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Small Cap Index Fund – Service Class and the Russell 2000 Index

SC SM BLACKROCK SMALL CAP INDEX FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC BlackRock Small Cap Index Fund	(4.87)%	17.43%	(0.21)%	4.56%	6.57%
Russell 2000 Index*	(4.18)%	15.63%	0.15%	5.62%	4.12%
Service Class Shares
SC BlackRock Small Cap Index Fund	(5.09)%	17.14%	(0.54)%	—	(0.39)%
Russell 2000 Index*	(4.18)%	15.63%	0.15%	—	0.81%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Index measures the performance of the 2,000 companies with the smallest market capitalizations within the Russell 3000 Index (an index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization).

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Small Cap Index Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2011. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2011.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

(subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Goldman Sachs Mid Cap Value Fund (the “Fund”) returned 2.47% and 2.34%, respectively, outperforming the benchmark, the Russell Midcap Value Index (the “Index”), which returned (1.38)% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

Despite significant volatility during the year, U.S. equity markets ended 2011 close to where they started the year. The S&P 500 Index returned 2.11% for the year, with the help of dividends, while price returns alone were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the domestic economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.8%, after adding 1.0% in December. However, the sharp decline in the markets during the third quarter mostly offset these gains.

Overall, global stock markets were positive during the first half of the year. The majority of gains were generated during the first calendar quarter of 2011 when economic data remained relatively strong. However, as the quarter progressed, risks to the global economy proliferated. Political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North African region. Oil prices peaked around $125 per barrel on concerns about potential supply disruptions. In March, Japan was struck by the Tohoku earthquake and tsunami, leading to a nuclear emergency at the Fukushima Daiichi plant. In Europe, as policymakers struggled to avert debt restructures, Ireland and Portugal joined Greece as recipients of European Union bailouts. In April, the European Central Bank delivered its first interest-rate hike since the financial crisis in response to escalating inflation pressures.

The global equity markets experienced a much more volatile second quarter. Investors generally remained defensive, but the economic headwinds had begun to shift. Oil prices started to moderate in April, helped in June, by the International Energy Agency’s agreement to release global strategic reserves. Expectations ran high for strong corporate profit growth. Japanese industrial output improved substantially toward the end of the period, and the subsequent boost in U.S. manufacturing figures suggested that Japan’s recovery, even at these early stages, is repairing significant gaps in the global supply chain.

In August, Standard & Poor’s downgraded U.S. Treasury debt from AAA for the first time in the history of its ratings. Toward the end of September, the financial markets were further shaken when the Federal Reserve Board announced its plan for additional monetary easing due to general weakness in the labor market and lackluster consumer spending growth. Furthermore, the prospect of contagion from Europe’s debt crisis and the lack of agreement on a solution weighed on global equity markets during the period. However, U.S. equities rallied back sharply in October following a preliminary plan for the Eurozone and the announcement of a relatively strong third quarter Gross Domestic Product (GDP) growth number.

Specifically in the U.S. Value segment of the market, 2011 was marked by violent reversals roughly broken out into two periods: January to April, which was largely a continuation of the rally that extended from March 2009, and then May to December, which was a sudden de-risking, down market. During this latter part of the year, traditionally defensive Utilities and Consumer Staples were the only positive performing sectors in the Index, whereas more cyclical sectors experienced steep declines.

SC SM GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

Within sectors, stock selection was positive overall during the year. An underweight position in the Financials sector, as well as an overweight position in the Consumer Staples sector, proved to be the Fund’s most successful positions relative to the benchmark, and in contrast, an overweight position in the Energy sector, as well as an underweight in the Materials sector were least successful allocations relative to the benchmark for the year.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Returns to the investment themes were positive overall. Profitability contributed the most to excess returns, far exceeding Quality, Management, Sentiment and Momentum. Conversely, Valuation detracted from relative performance for the period. Valuation and Profitability summarize results from the balance sheet and income statement, whereas Quality and Management measure the operating, investing, and financing activities from a company’s statement of cash flows. Momentum measures information about a wide variety of investment-relevant events that are sufficiently complex, in many cases, that it takes time for the market to fully appreciate their implications for security values. The sixth theme, Sentiment, is based on the detailed research of stock analysts, research that includes the evaluation of financial statements, discussions with management, and the study of industry trends. Sentiment allows us to incorporate a wide range of qualitative information on companies and their industries into our quantitative evaluation of stocks.

Overweight positions in tobacco company Lorillard, Inc., media company DISH Network Corp., and Real Estate Investment Trust Rayonier, Inc. were the largest positive contributors to the Fund’s relative performance. The Fund was overweight Lorillard, Inc. and Rayonier, Inc. due to our positive views on favorable profit margins and the operating efficiency of these companies. The Fund was overweight DISH Network Corp. and also Rayonier, Inc. as these companies used capital to enhance shareholder value.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

Overweight positions in energy company Exterran Holdings, Inc., manufacturer of semiconductors Vishay Intertechnology, Inc. and chemical company CF Industries Holdings, Inc. were among the greatest detractors from relative performance for the year. The Fund was overweight Exterran Holdings, Inc. as we believe it was inexpensive relative to industry peers. The Fund was overweight Vishay Intertechnology, Inc. based upon perceived value in strong management decisions during the year and the Fund was overweight CF Industries Holdings, Inc. based upon the Fund’s assessment of this company’s sustainable sources of earnings.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

There were no material changes to the December 31, 2011 top ten holdings list relative to the December 31, 2010 top ten holdings list.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2011?

As of December 31, 2011, the Fund was overweight Consumer Staples, Healthcare, Energy, Information Technology and the Financials sectors relative to the Index. In contrast, the Fund was underweight in the Materials, Industrials, Consumer Discretionary and Utilities sectors. The Fund was also in a neutral position in the Telecommunication Services sector.

SC SM GOLDMAN SACHS MID CAP VALUE FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Lorillard, Inc.	4.6%	Tobacco
Valero Energy Corp.	2.8	Oil, Gas & Consumable Fuels
Rayonier, Inc.	2.6	Real Estate Investment Trusts
AvalonBay Communities, Inc.	2.2	Real Estate Investment Trusts
NiSource, Inc.	2.0	Multi-Utilities
Humana, Inc.	1.9	Health Care Providers & Services
Integrys Energy Group, Inc.	1.8	Multi-Utilities
Tesoro Corp.	1.8	Oil, Gas & Consumable Fuels
Tyson Foods, Inc., Class A	1.6	Food Products
DISH Network Corp., Class A	1.5	Media

SC SM GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Mid Cap Value Fund – Initial Class and the Russell Midcap Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Mid Cap Value Fund – Service Class and the Russell Midcap Value Index

SC SM GOLDMAN SACHS MID CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Goldman Sachs Mid Cap Value Fund–Initial Class Shares	2.47%	16.30%	2.52%
SC Goldman Sachs Mid Cap Value Fund–Service Class Shares	2.34%	15.99%	2.26%
Russell Midcap Value Index*	(1.38)%	18.19%	3.26%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell Midcap Value Index tracks the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. The value of an investment in the SC Goldman Sachs Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2011.

SC SM COLUMBIA SMALL CAP VALUE FUND

(subadvised by Columbia Management Investment Advisers, LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Columbia Small Cap Value Fund (the “Fund”) returned (6.32)% and (6.50)%, respectively, underperforming the benchmark, the Russell 2000 Value Index (the “Index”), which returned (5.50)% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

2011 was characterized by surprises and challenges, not limited to, the political unrest in the Middle East, Japan’s violent earthquake, the U.S. and European debt woes and general political gridlock. The impact of natural disasters had a meaningful impact to the global supply chain, slowing the pace of economic growth in the second and third quarters. Lackluster economic data signaled a loss of momentum and affected both consumer and investor confidence leading to a significant market correction in the 3rd quarter. Housing continued to have structural impediments to a full recovery with foreclosures still creating additional supply, causing prices to weaken in the face of record affordability. Conflicting economic data was reflected in a series of disappointing new jobs reports for the majority of the year, supported by rising unemployment rates, which weighed on consumer confidence; however the most recent ‘average number of jobs added’ report over the prior three-month period showed signs of modest progress; albeit contrary to manufacturing activity that slowed as supply disruptions and adverse weather conditions hit the Midwest, where much of U.S. manufacturing activity is located.

Against this backdrop, the U.S. equity markets reflected significant volatility throughout the year. As commodity prices declined early in April and expectations ran high for strong corporate profit growth, stock prices rose to a three-year high. Economic data weakened in May and June, and concerns about Greece’s debt crisis resurfaced and pressured the U.S. stock market. Economic momentum slowed in the third quarter, raising the odds of recession and making the U.S. economy even more susceptible to financial shocks. Inflation, a continued weak job market, rising energy prices and, to a lesser degree, rising food prices more than offset a modest increase in personal income. China’s manufacturing engine showed signs of slowing, and yet despite these impediments, U.S. corporations reported relatively strong earnings, with many reporting record profits.

The current low interest rate environment has distorted some market dynamics. The extended pledge by the Federal Reserve Bank to hold U.S. Treasury yields low, led investors to place a substantial premium on dividend yield. The low interest rate environment also affects the balance sheet quality spreads of companies as companies with higher levels of debt do not suffer larger interest expenses. As such, there is very little distinction observed between higher or lower quality balance sheets. This appears to be temporary, and eventually higher borrowing costs will once again separate higher quality balance sheet companies from those with poor balance sheets. Overall the major U.S. stock market indices registered virtually flat returns, and small cap value underperformed the major markets as the uncertainty in the markets led investors to disfavor “risk” assets.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

The Fund’s underweight positions in the Utility sector and the REIT industry contributed to relative underperformance as the Utility sector was the best performing sector within the Index. Investors sought out lower volatility, and the Utility sector often receives benefits during these times of higher volatility. However, the Fund believed that the Utility sector and REITs were overvalued for non-fundamental reasons; their high dividend yields served as a replacement for traditional fixed income investment. Also, fundamental headwinds

SC SM COLUMBIA SMALL CAP VALUE FUND (Continued)

for the REITs sector included a potential to have the allowed return reduced by regulators given the reduction in long-term interest rates. The Fund’s positioning within REITs has focused on supply and demand imbalances, and in particular, with the lack of new supply of hotels for the next three years, the Fund tilted its exposure toward hotels. Given the macroeconomic uncertainty, the hotel exposure underperformed the more traditional REIT segment.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Stocks that contributed most to the Fund’s absolute performance during the year were ViroPharma Inc., Rent-A-Center, Inc., HealthSpring, Inc., and International Coal Group, Inc. ViroPharma Inc., a pharmaceutical company, contributed to performance as the company’s new drug Cinryze had a quicker uptake than what was previously expected and another drug Vancocin had a patent potentially extended for another 3 years with a new label. Both of these announcements led to upside cash flow generation when compared to previous expectations, benefiting the stock in 2011. Rent-A-Center, Inc. (RAC), a top ten holding of the Fund in 2010 and 2011, had strong performance, driven by strong execution in the company’s core rent-to-own business as consumers continue to require unconventional credit as well as innovative new offerings such as RAC acceptance, a kiosk that allows consumers previously denied credit during major purchases, such as furniture, to have the ability to apply for credit through Rent-A-Center, Inc.

Two acquisitions also helped the Fund’s absolute performance for the year. One of the Fund’s previous top ten holdings, HealthSpring, Inc., announced its intention to be acquired by Cigna Corp. at a premium for $55 per share in cash, which contributed significantly to the Fund’s absolute performance during the year. International Coal Group, Inc. was also acquired by Arch Coal, Inc. for a premium further adding to the Fund’s absolute performance for the year.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

Economically sensitive positions were the worst performers in the Fund during the year. Two positions exposed to industrial metals, OM Group, Inc. and Thompson Creek Metals Co., Inc. had poor performance for the year as the end of the second round of quantitative easing (U.S. Treasury Bond Purchases Program by the Federal Reserve) and a weakening economy detracted from base metal pricing. The lower prices drove lower valuations. OfficeMax, Inc., a specialty retailer, also had a difficult year as white collar employment growth disappointed and the result was a detractor for this office supply company.

Did the fund experience major changes to its top ten holdings during the year ended December 31, 2011?

Four of the Fund’s top ten holdings as of December 31, 2010 remained among the Fund’s top ten holdings as of December 31, 2011. One of the Fund’s previous top ten holdings, Healthspring, Inc., had announced its intention to be acquired by Cigna Corp. and the Fund exited the position. Thompson Creek Metals Co., Inc., Global Indemnity PLC, First Citizens Bancshares, Inc., Fresh Del Monte Produce, Inc. and Knight Capital Group, Inc. all remained as holdings of the Fund at December 31, 2011, but fell out of the top ten holdings due to market fluctuations and/or a reduction in position size.

New top ten holdings include REITs Sunstone Hotels Investors, Inc. and Starwood Property Trust, Inc., regional banks Hancock Holding Co. and FirstMerit Corp., utility company Southwest Gas Corp. and machinery maker Robbins & Myers, Inc.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At December 31, 2011, the Fund was positioned with an economically-sensitive bias; an overweight in the Technology, Industrials and Materials sectors, and underweight to the Financials and Utilities sectors. The Fund was also underweight in the Consumer Discretionary and Consumer Staples sectors. This is mainly due to limited

SC SM COLUMBIA SMALL CAP VALUE FUND (Continued)

investment options of consumer companies with strong free cash flow yields and strong balance sheets that meet the Fund’s valuation criteria. The Fund continues to have an overweight exposure to the Health Care sector, with conviction and continued attempt to find attractive health care stocks, both on a valuation and a fundamental basis. At the end of the year, the Fund was weighted toward higher-quality companies, with stable positive earnings, low volatility when compared to their peers, and a consistent value bias.

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Rent-A-Center, Inc.	1.1%	Specialty Retail
Greif, Inc., Class A	0.9	Containers & Packaging
OM Group, Inc.	0.8	Chemicals
Hancock Holding Co.	0.8	Commercial Banks
Robbins & Myers, Inc.	0.8	Machinery
Starwood Property Trust, Inc.	0.8	Real Estate Investment Trusts
DiamondRock Hospitality Co.	0.7	Real Estate Investment Trusts
FirstMerit Corp.	0.7	Commercial Banks
Southwest Gas Corp.	0.7	Gas Utilities
Sunstone Hotel Investors, Inc.	0.7	Real Estate Investment Trusts

SC SM COLUMBIA SMALL CAP VALUE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Columbia Small Cap Value Fund – Initial Class and the Russell 2000 Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Columbia Small Cap Value Fund – Service Class and the Russell 2000 Value Index

SC SM COLUMBIA SMALL CAP VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Columbia Small Cap Value Fund–Initial Class Shares	(6.32)%	14.14%	5.43%
SC Columbia Small Cap Value Fund–Service Class Shares	(6.50)%	13.84%	5.15%
Russell 2000 Value Index*	(5.50)%	12.36%	1.97%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Value Index tracks the performance of the small value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Columbia Small Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM DAVIS VENTURE VALUE FUND

(subadvised by Davis Selected Advisers, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Davis Venture Value Fund (the “Fund”) returned (3.77)% and (4.02)%, respectively, underperforming the benchmark, the S&P 500 Index (the “Index”), which returned 2.11% for the same period.

What economic and market factors most influenced the equity markets as a whole during the period ended December 31, 2011?

The unemployment rate in the U.S. began the year at 9.1% and declined to end the year at 8.5%. The 10-Year U.S. Treasury yield began 2011 slightly over 3% and ended the year at about 2%.

While the Index value increased slightly over the year, individual sector performance varied widely throughout the Index. The sectors within the Index that provided the strongest performance during the year were Utilities, Consumer Staples, and Health Care. The sectors that were the weakest performers during the year were Financials, Materials, and Industrials.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the period ended December 31, 2011?

The Fund’s relative performance benefited the most by being overweight in the strongly performing Consumer Staples sector. Additionally, the Fund’s stock selection within the sector outperformed consumer staples companies included in the Index.

The Fund’s overweight position in the poorly performing Financial sector detracted from relative performance. However, the Fund’s stock selection within the sector significantly outperformed the financial companies included in the Index, largely offsetting the decline in relative performance due to the Fund’s sector overweight.

Other important factors detracting from the Fund’s performance included the Fund’s stock selection within the Materials and Energy sectors, which underperformed their Index peers, and foreign companies’ underperformance in comparison to the domestic companies held by the Fund.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

The Fund’s absolute performance benefitted the most from its allocation to two Consumer Staples companies, CVS Caremark Corp. and Costco Wholesale Corp., Financial company American Express Co., Industrial company Iron Mountain, Inc. and Information Technology company, Google, Inc.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

The companies which detracted most from the Fund’s performance were Financial company Bank of New York Mellon Corp., Materials sector companies Sino-Forest Corp., and Sealed Air Corp., along with two Energy companies, Devon Energy Corp. and Canadian Natural Resources, Ltd.

Sino-Forest Corp. was the single most important detractor from the Fund’s performance as the company’s stock price declined by approximately 98.5% during the year, detracting from overall Fund performance by approximately 1.5%. Listed in Toronto but operating predominantly in mainland China, Sino-Forest Corp. is a commercial timber plantation manager. In August 2011, the Ontario Securities Commission halted trading in Sino-Forest Corp. common stock. Continuing developments, including the failure to release financial information

SC SM DAVIS VENTURE VALUE FUND (Continued)

on a timely basis and breaches under credit agreements, brought the value of this company now to zero, down from 34 cents per share at December 31, 2011. The Fund’s subadviser, Davis Selected Advisers, L.P., continues to monitor and evaluate the situation.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

There were no material changes to the Fund’s December 31, 2011 top ten holdings list relative to the December 31, 2010 top ten holdings list.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

The Fund’s portfolio is positioned using a bottom-up stock selection process rather than a top down sector biased process and employs an investment strategy to perform extensive research to identify durable companies at a discount to their intrinsic values and to hold them for the long term. At December 31, 2011, the Fund was overweight in Financials, Consumer Staples, Energy, and Materials sectors and underweight in the Industrials, Consumer Discretionary, Information Technology, Telecommunications Services, Health Care and Utilities sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC SM DAVIS VENTURE VALUE FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Costco Wholesale Corp.	5.5%	Food & Staples Retailing
Wells Fargo & Co.	5.4	Commercial Banks
CVS Caremark Corp.	5.3	Food & Staples Retailing
American Express Co.	5.2	Consumer Finance
EOG Resources, Inc.	4.3	Oil, Gas & Consumable Fuels
Bank of New York Mellon Corp.	4.1	Capital Markets
Google, Inc., Class A	3.2	Internet Software & Services
Loews Corp.	3.1	Insurance
Canadian Natural Resources, Ltd.	3.0	Oil, Gas & Consumable Fuels
The Progressive Corp.	2.9	Insurance

Comparison of Change in Value of a $10,000 Investment in the SC Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the SC Davis Venture Value Fund – Service Class and the S&P 500 Index

SC SM DAVIS VENTURE VALUE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC Davis Venture Value Fund	(3.77)%	12.03%	(1.84)%	3.50%	1.92%
S&P 500 Index*	2.11%	14.11%	(0.25)%	2.92%	0.28%
Service Class Shares
SC Davis Venture Value Fund	(4.02)%	11.74%	(2.08)%	—	(0.23)%
S&P 500 Index*	2.11%	14.11%	(0.25)%	—	1.41%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2011. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2011.

SC SM INVESCO SMALL CAP GROWTH FUND

(subadvised by Invesco Advisers, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Invesco Small Cap Growth Fund (the “Fund”) returned (0.92)% and (1.20)%, respectively, outperforming the benchmark, the Russell 2000 Growth Index (the “Index”), which returned (2.91)% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

The U.S Federal Reserve’s second round of quantitative easing or QE2 (U.S. Treasury Bond purchases) fueled the equity markets at the outset of 2011, which continued this upward trend until the spring of 2011 which brought increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and weak housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes declined precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade of long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the debt crisis in the Eurozone have reignited fears of a global recession. Despite the occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of 2011.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

There were no significant sector under/over weights that materially affected Fund performance relative to the Index during the year ended December 31, 2011. Security selection was the primary driver of relative performance during the year. The Fund’s outperformance compared to the Index was driven largely by stock selection in several sectors, including the Consumer Discretionary, Health Care, Materials and Consumer Staples sectors.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

The Fund’s top five contributors to absolute performance were Frontier Oil Corp., Valeant Pharmaceuticals International Inc., TransDigm Group Inc., Nu Skin Enterprises Inc. and RightNow Technologies Inc.

Midwest oil refiner Frontier Oil Corp. made a strong contribution to performance benefitting from a merger with Holly Corp. Valeant Pharmaceuticals International Inc., a maker of pharmaceuticals in the neurology, dermatology and branded generics segments, benefited from strong demand for its products, as well as cost savings achieved from a significant acquisition, resulting in revenue and earnings growth. The Fund’s position was sold during the year as the company reached our price target. Aircraft components maker TransDigm Group Inc. was a key contributor to performance during the year. The company benefited from solid demand for the aircraft components it manufactures for commercial and military customers. Nu Skin Enterprises Inc. is a global direct selling company that develops and distributes personal care products and nutritional supplements that are sold worldwide under the Nu Skin and Pharmanex brands. The company is in the early stages of a multi-year product cycle launch which had resulted in strong results in both the skin care and nutritional segments. In October, Oracle Corp. announced that it had entered into an agreement to acquire RightNow Technologies Inc., a leading provider of cloud-based customer service which helps organizations deliver exceptional customer

SC SM INVESCO SMALL CAP GROWTH FUND (Continued)

experiences across call centers, the web and social networks. The announcement of the acquisition resulted in significant share price appreciation for RightNow Technologies, Inc. and as of December 31, 2011 the acquisition was in-process and RightNowTechnologies, Inc. remained as a holding by the Fund.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

The Fund’s top five detractors from absolute performance were James River Coal Co., Meritor Inc., Carrizo Oil & Gas Inc., Terex Corp. and Diamond Foods Inc.

There were production slowdowns in South Africa and Australia which offered an opportunity for coal miner, James River Coal Co., to gain market share, until the global slowdown for steam coal across all thermal coal markets caught up with the company. Meritor, Inc., a manufacturer of parts for medium and heavy duty trucks, trailers and light vehicles, had weak performance as profit margins narrowed due to rising steel costs during the period. Carrizo Oil & Gas Inc. is an oil and gas exploration and production company with most revenues coming from natural gas. Depressed natural gas prices forced the company to shift its investment focus to crude oil and liquid natural gas projects, but delays in its North Sea project and lower-than-expected results in some newer projects hurt the company and resulted in the Fund selling its position. Terex Corp., a leading global manufacturer of non-residential construction equipment, declined on a combination of fears arising from credit problems in Europe, an unclear outlook for non-residential construction, and an environment of constrained bank lending. Performance of nut and snack products maker Diamond Foods Inc. was hurt by an external communication accusing it of improper accounting issues with respect to walnut stock accounting. This accusation ultimately delayed their acquisition of Pringle from The Proctor & Gamble Co., costing the company potential higher earnings and margins.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

TransDigm Group, Inc. was the Fund’s only top ten holding as of December 31, 2010 that remained among the Fund’s top ten holdings at December 31, 2011. Several top ten holdings as of December 31, 2010 remained as holdings by the Fund at December 31, 2011, but fell out of the top ten holdings due to market fluctuation and/or a reduction in position size. Regal-Beloit Corp. and P.F. Chang’s China Bistro, Inc. were positions among the Fund’s top ten holdings as of December 31, 2010 that were completely sold during the year. There were several holdings that were held by the Fund as of December 31, 2010 that were not in the top ten holdings, however, during the course of the year, their position size expanded due to market fluctuation and/or additional purchases, such that they moved into the top ten holdings as of December 31, 2011.

Salix Pharmaceuticals Ltd. and RightNow Technologies, Inc. are the two holdings in the top ten holdings list as of December 31, 2011 that were newly added to the Fund during the year.

How was the Fund positioned relative to its benchmark index at the end of December 31, 2011?

The Consumer Discretionary sector remained the largest overweight position within the Fund. The Health Care and Financials sectors remained the largest relative underweights due to their economic sensitivity and risk from government policy. The Fund maintains a “barbell” strategy in positioning that provides exposure to cyclical growth opportunities as well as more defensive areas of the market.

SC SM INVESCO SMALL CAP GROWTH FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
TransDigm Group, Inc.	2.0%	Aerospace & Defense
BioMarin Pharmaceutical, Inc.	1.2	Biotechnology
Nu Skin Enterprises, Inc.	1.2	Personal Products
Costar Group, Inc.	1.2	Professional Services
Zoll Medical Corp.	1.1	Health Care Equipment & Supplies
Wabtec Corp.	1.1	Machinery
Salix Pharmaceuticals Ltd.	1.1	Pharmaceuticals
ProAssurance Corp.	1.0	Insurance
Commvault Systems, Inc.	1.0	Software
RightNow Technologies, Inc.	1.0	Internet Software & Services

SC SM INVESCO SMALL CAP GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Invesco Small Cap Growth Fund – Initial Class and the Russell 2000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the SC Invesco Small Cap Growth Fund – Service Class and the Russell 2000 Growth Index

SC SM INVESCO SMALL CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Invesco Small Cap Growth Fund–Initial Class Shares	(0.92)%	18.07%	6.73%
SC Invesco Small Cap Growth Fund–Service Class Shares	(1.20)%	17.78%	6.45%
Russell 2000 Growth Index*	(2.91)%	19.00%	6.38%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Invesco Small Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM LORD ABBETT GROWTH & INCOME FUND

(subadvised by Lord, Abbett & Co. LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Lord Abbett Growth & Income Fund (the “Fund”) returned (6.15)% and (6.40)%, respectively, underperforming the benchmark, the Russell 1000 Value Index (the “Index”), which returned 0.39% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

The overall trend of equity markets reported positive returns during the first half of 2011, before declining in the latter part of 2011. Inconsistent growth in the economy, turmoil due to the sovereign debt crisis in Europe, and concerns about the fiscal condition of the U.S. federal government all weighed on the market’s performance.

The U.S. economy continued to expand, but March’s earthquake and tsunami in Japan, disrupted supply chains for some U.S. manufacturers, hampering economic growth in the first six months of the year. Real gross domestic product rose just 0.4% in the first quarter and 1.3% in the second quarter, while the economy expanded at a 1.8% annualized rate in the third quarter. Among the stronger contributors to this growth were personal consumption expenditures, business investment, and exports. Industrial production increased, but capacity utilization remained below average. The manufacturing sector continued to advance, as indicated by the Institute for Supply Management Manufacturing Index, although the sector weakened somewhat as the year progressed. Banks increased their lending to the business sector, but individual consumers continued to reduce their debt. Personal savings as a percentage of disposable income also declined.

The consumer segment of the economy remained relatively robust, despite high unemployment and continued weakness in the housing market, with retail sales growing approximately 8% year over year. Despite this, the overall weakness of the recovery led the Federal Reserve to suggest that its key interest rate could remain at historically low levels through at least mid-2013.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

Overall, the residual sector allocation, resulting from the stock selection process, contributed positively to the relative performance of the Fund during the year. The Fund’s underweight position within the poor performing Financials sector was a significant contributor to relative performance. The Fund’s overweight within the Health Care sector also contributed positively to relative performance. Detracting from relative performance was the Fund’s significant underweight within the Utilities sector as this was the best performing sector within the Index. The Fund’s overweight position within the Materials sector also detracted from relative performance.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Among the most significant contributors to the Fund’s overall absolute performance during the year were UnitedHealth Group within the Health Care sector and El Paso Corp. within the Energy sector. Shares of UnitedHealth Group, Inc., a health care company, rallied after the company announced its plan to acquire XLHealth Corp., a special needs Medicare health plan provider. This acquisition was expected to benefit UnitedHealth Group, Inc. and more broadly diversify the company’s business mix. In addition, shares of El Paso Corp., which owns and operates the largest natural gas pipeline system in North America, rose after the firm agreed to be acquired by Kinder Morgan, Inc.

SC SM LORD ABBETT GROWTH & INCOME FUND (Continued)

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

The most significant detractors to the Fund’s overall absolute performance during the year were Ford Motor Co. within the Consumer Discretionary sector and Teva Pharmaceuticals Industries, Ltd. within the Healthcare sector. The share price of auto manufacturer Ford Motor Co. suffered as the company reported that higher input costs were expected to dampen margin improvement over the coming quarters. Shares of Teva Pharmaceuticals Industries, Ltd., a global Pharmaceuticals company, declined due to lower-than-expected generic drug sales in North America as a result of a slowdown in new drug launches.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

The Fund experienced significant changes to the top ten holdings during the year ended December 31, 2011. Five of the 2010 top ten holdings remained in the category as of December 31, 2011. Of the five new securities included with the top ten, all were in the Fund’s portfolio at the beginning of the year. Of those that left the top ten holdings list, the Fund sold out of the entire position of two of those stocks, The Goldman Sachs Group, Inc. and Citigroup, Inc. due to investor’s concerns over the financial market turmoil and due to anticipated instability in earnings power.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At December 31, 2011, the Fund was positioned for continued moderate economic growth in the U.S., with emphasis on companies that are believed to be well-positioned financially and competitively to drive future earnings. The Energy sector was the Fund’s largest overweight, given continued expectations for favorable supply and demand dynamics. The second largest overweight in the Fund was the Health Care sector, mainly in the health care providers and services segment. The Fund’s exposure to the Materials sector was reduced, but remained an overweight in the Fund. The Utilities and Financials sectors were the largest underweights in the Fund. The Information Technology sector continued to be underweight as the Fund’s exposure to the IT services and software segments had been reduced.

SC SM LORD ABBETT GROWTH & INCOME FUND (Continued)

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Chevron Corp.	2.8%	Oil, Gas & Consumable Fuels
Berkshire Hathaway, Inc., Class B	2.8	Insurance
Exxon Mobil Corp.	2.7	Oil, Gas & Consumable Fuels
Teva Pharmaceutical Industries, Ltd. ADR	2.6	Pharmaceuticals
Anadarko Petroleum Corp.	2.6	Oil, Gas & Consumable Fuels
PNC Financial Services Group, Inc.	2.6	Commercial Banks
Archer-Daniels-Midland Co.	2.5	Food Products
Time Warner, Inc.	2.5	Media
State Street Corp.	2.3	Capital Markets
JP Morgan Chase & Co.	2.3	Diversified Financial Services

SC SM LORD ABBETT GROWTH & INCOME FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Lord Abbett Growth & Income Fund – Initial Class and the Russell 1000 Value Index

Comparison of Change in Value of a $10,000 Investment in the SC Lord Abbett Growth & Income Fund – Service Class and the Russell 1000 Value Index

SC SM LORD ABBETT GROWTH & INCOME FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Lord Abbett Growth & Income Fund–Initial Class Shares	(6.15)%	9.03%	(1.99)%
SC Lord Abbett Growth & Income Fund–Service Class Shares	(6.40)%	8.72%	(2.26)%
Russell 1000 Value Index*	0.39%	11.55%	(0.57)%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratio and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Lord Abbett Growth & Income Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2011.

SC SM WMC BLUE CHIP MID CAP FUND

(subadvised by Wellington Management Company, LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC WMC Blue Chip Mid Cap Fund (the “Fund”) returned (7.78)% and (8.03)%, respectively, underperforming the benchmark, the S&P MidCap 400 Index (the “Index”), which returned (1.73)% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

2011 was yet another extremely volatile year for equity markets. Global equities started the year on a strong note and continued to move higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the year, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note as the final month showed encouraging employment and manufacturing data in the U.S.

Large cap stocks led mid and small cap stocks during the year, as measured by the S&P 500, S&P MidCap 400, and Russell 2000 indices, respectively. Five out of ten sectors within the Index posted positive gains during the year. Consumer Staples and Utilities had the highest gains, while Information Technology and Energy had the greatest declines for the year.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

Sector positioning, a result of bottom-up security selection, detracted from benchmark-relative returns during the year, primarily due to underweight allocations to the Consumer Staples and Utilities sectors, and an overweight allocation to the Information Technology sector. An underweight to the Financials sector and an overweight to the Health Care sector contributed positively to returns.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Top relative contributors included overweight positions in Regeneron Pharmaceuticals, Inc. and Tempur-Pedic International Inc. Shares of Regeneron Pharmaceuticals, Inc., a New York state-based biopharmaceuticals company, rose as expectations for the success of Eylea, a drug for macular degeneration treatment, increased. In addition to Eylea, the Company has a compelling antibody platform that positioned it well in drug discovery. Shares of Tempur-Pedic International Inc., a leading manufacturer of premium mattresses and pillows, benefitted as the company’s sales and profits exceeded expectations and the firm made progress in enhancing its product range and consumer marketing efforts.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

Top detractors from relative performance included overweight positions in Alpha Natural Resources, Inc., PACCAR, Inc. and Netflix, Inc. Metallurgical and thermal coal producer Alpha Natural Resources, Inc. shares declined as reduced shipment guidance raised investor concerns after a slowdown in demand from China for coal products. Shares of PACCAR, Inc., a light, medium, and heavy duty truck manufacturer, disappointed based on

SC SM WMC BLUE CHIP MID CAP FUND (Continued)

investor concern about rising input prices and exposure to European markets. Shares of internet-based subscription digital streaming service provider Netflix, Inc. fell due to a pricing structure change that angered many members.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

Overall, four of the top ten holdings from December 31, 2010 remained in the top ten holdings as of December 31, 2011, including VeriSign, Inc., M&T Bank Corp., Watson Pharmaceuticals, Inc., and Harley-Davidson, Inc. The Fund still holds three more securities that were in the prior year top ten, although the positions are no longer significant enough to classify as top ten holdings. The Fund fully sold out of three other 2010 top ten holdings.

The Fund’s top ten holdings will change as a result of changes in the investment thesis and/or price performance. Additionally, in times of higher volatility it is not unusual to see a shift in the top ten. As a result, the composition of the Fund’s top ten holdings has changed since year end 2010, but these changes were not due to material changes in the implementation of the Fund’s investment strategy, but rather a result of the Fund’s bottom-up investment approach.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

Sector exposure is predominantly a byproduct of stock selection. At the end of the year, the Fund’s largest overweight positions relative to the Index were to the Health Care, Information Technology, and Energy sectors, while the largest underweight positions were to the Financials, Consumer Discretionary, and Materials sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC SM WMC BLUE CHIP MID CAP FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
VeriSign, Inc.	2.2%	Internet Software & Services
Genpact, Ltd.	2.0	IT Services
M&T Bank Corp.	1.9	Commercial Banks
Mylan, Inc.	1.9	Pharmaceuticals
The Western Union Co.	1.8	IT Services
Robert Half International, Inc.	1.7	Professional Services
Pioneer Natural Resources Co.	1.7	Oil, Gas & Consumable Fuels
NVR, Inc.	1.7	Household Durables
Watson Pharmaceuticals, Inc.	1.7	Pharmaceuticals
Harley-Davidson, Inc.	1.6	Automobiles

Comparison of Change in Value of a $10,000 Investment in the SC WMC Blue Chip Mid Cap Fund – Initial Class and the S&P MidCap 400 Index

Comparison of Change in Value of a $10,000 Investment in the SC WMC Blue Chip Mid Cap Fund – Service Class and the S&P MidCap 400 Index

SC SM WMC BLUE CHIP MID CAP FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
SC WMC Blue Chip Mid Cap Fund	(7.78)%	13.89%	2.03%	6.80%	9.22%
S&P MidCap 400 Index*	(1.73)%	19.57%	3.32%	7.04%	8.10%
Service Class Shares
SC WMC Blue Chip Mid Cap Fund	(8.03)%	13.64%	—	—	2.16%
S&P MidCap 400 Index*	(1.73)%	19.57%	—	—	5.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P MidCap 400 Index is a market cap weighted mid cap index broadly representing the mid cap market in the United States.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC WMC Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2011. Service Class Shares for the period from March 7, 2008 (commencement of operations) to December 31, 2011.

SC SM WMC LARGE CAP GROWTH FUND

(subadvised by Wellington Management Company, LLP)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC WMC Large Cap Growth Fund (the “Fund”) returned (4.53)% and (4.80)%, respectively, underperforming the benchmark, the Russell 1000 Growth Index (the “Index”), which returned 2.64% for the same period.

What economic and market factors most influenced the equity markets as a whole during the year ended December 31, 2011?

2011 was yet another extremely volatile year for equity markets. Global equities started the year on a strong note and continued to move higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the year, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in U.S. equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note as the final month showed encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Index posted positive returns during the year. The defensive Utilities and Consumer Staples sectors increased the most. The Materials, Industrials, and Financials sectors in the Index declined during the year.

Were there any significant sector under/over weights that materially affected Fund performance relative to the benchmark during the year ended December 31, 2011?

Sector positioning, a result of bottom-up security selection, detracted from benchmark-relative returns during the year, primarily due to underweight positions in the Consumer Staples and Energy sectors. Underweight exposure to the Financials and Materials sectors and an overweight to the Information Technology sector contributed positively to the Fund’s returns.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Top relative contributors included overweight positions in UnitedHealth Group, Inc., IAC/InterActiveCorp., and International Business Machines Corp. Shares of UnitedHealth Group, Inc., a diversified health and well-being company, rose due to increases in the company’s health plan enrollment and members’ reduced use of health insurance services. Shares of IAC/InterActiveCorp., an operator of internet businesses such as ask.com and match.com, appreciated due to market share gains in the competitive search function, positive trends in personal advertisements, and shareholder friendly capital redeployment. Shares of technology and consulting corporation International Business Machines Corp. improved as the company continued to generate solid earnings per share and cash flow growth.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

Top detractors from relative performance included an overweight position in NetApp, Inc., an overweight to Teck Resources, Ltd., and an underweight position in Philip Morris International, Inc. Shares of proprietary computer storage and data management company NetApp, Inc. fell after the company reported lower-than-expected first quarter earnings on reduced spending from its U.S. Financials customers. Shares of Teck

SC SM WMC LARGE CAP GROWTH FUND (Continued)

Resources, Ltd., a Canadian mining company, fell as concerns over decreased demand for coal fueled by a slowdown in China increased. Shares of leading international tobacco company Philip Morris International, Inc. rose as the company reported better-than-expected third quarter results.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

There were no material changes to the December 31, 2011 top ten holdings list relative to the December 31, 2010 top ten holdings list.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

Sector exposure is predominantly a byproduct of stock selection. At December 31, 2011, the Fund’s largest overweight position relative to the Index was to the Information Technology sector, while the largest underweight positions were to the Consumer Staples and Financials sectors.

SECTOR ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The above graph categorizes investments using GICS. The percentages shown for each sector reflect the value of investments in that sector as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC SM WMC LARGE CAP GROWTH FUND (Continued)

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Apple, Inc.	6.0%	Computers & Peripherals
Cisco Systems, Inc.	4.7	Communications Equipment
International Business Machines Corp.	4.4	IT Services
Microsoft Corp.	3.5	Software
Exxon Mobil Corp.	3.3	Oil, Gas & Consumable Fuels
EMC Corp.	2.8	Computers & Peripherals
Altera Corp.	2.8	Semiconductors & Semiconductor Equipment
Oracle Corp.	2.6	Software
Google, Inc., Class A	2.2	Internet Software & Services
Caterpillar, Inc.	2.0	Machinery

Comparison of Change in Value of a $10,000 Investment in the SC WMC Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the SC WMC Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

SC SM WMC LARGE CAP GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
SC WMC Large Cap Growth Fund	(4.53)%	16.11%	—	(1.41)%
Russell 1000 Growth Index*	2.64%	18.02%	—	2.31%
Service Class Shares
SC WMC Large Cap Growth Fund	(4.80)%	15.87%	(1.54)%	(1.40)%
Russell 1000 Growth Index*	2.64%	18.02%	2.50%	3.25%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Growth Index includes the largest 1,000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3,000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC WMC Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to December 31, 2011. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2011.

SUN CAPITAL GLOBAL REAL ESTATE FUND

(subadvised by Massachusetts Financial Services Company)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

Effective May 1, 2011, Massachusetts Financial Services Company (“MFS”) was appointed as subadviser to the Sun Capital Global Real Estate Fund (the “Fund”). For the year ended December 31, 2011, the Initial and Service class shares of the Fund returned (7.59%) and (7.74)%, respectively, underperforming the benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”), which returned (5.82%) for the same period.

What economic and market factors most influenced the global real estate equity markets as a whole during the year ended December 31, 2011?

Early in the year, the U.S. Federal Reserve responded to weak economic growth by providing further liquidity to the market through accommodative monetary policy measures. These measures improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on an expansionary U.S. fiscal package also boosted market sentiment, which carried into the early months of 2011 and, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

Toward the middle of the year, a weakening macroeconomic backdrop and renewed concerns over peripheral euro zone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in the downgrade of the U.S. credit quality by the Standard & Poor’s rating agency. Amidst this turmoil, global equity markets declined sharply, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Near the end of the year, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the euro zone.

How did the Fund’s country allocations affect relative performance during the year ended December 31, 2011?

The Fund’s overweight positions in Italian, Austrian, Japanese and Hong Kong real estate investments, and underweights in Canada and Switzerland all detracted from performance relative to the Index. The Fund owns only one position in both Italy and Austria, which results in the overweights, and the underperformance of these two positions was due to the macroeconomic issues in Europe, rather than company specific factors. The Japanese companies underperformed due to the natural disaster in March and persistent economic weakness. Hong Kong has been impacted by continuing efforts by the Chinese government to slow down property value appreciation and to encourage more cautious real estate lending, in both Hong Kong and mainland China. This has had a negative impact on Hong Kong based real estate companies with properties in Hong Kong and China, as well as companies focused on mainland China. Companies in Canada and Switzerland have outperformed as safe haven investments and, due to the Fund’s underweight positions in these countries, its performance was negatively affected.

Overweight positions in Brazil and in the U.S., and an underweight position in mainland Chinese real estate investments contributed to the Fund’s performance. In Brazil, the Fund has one holding that has been growing rapidly and has performed well. Brazil’s real estate stocks have attracted attention as a relatively safe high growth alternative.

Which stocks contributed most to the Fund’s returns during the year ended December 31, 2011?

Security selection in Hong Kong benefited relative performance. Specifically, an overweight position in a retail real estate investment trust (“REIT”) The Link REIT aided relative results.

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

Other top relative contributors included U.S.-based REITs, Digital Realty Trust, Inc. (Office), Equity Lifestyle Properties, Inc. (Residential), BioMed Realty Trust, Inc. (Office), Entertainment Properties Trust (Specialized), Mid-America Apartment Communities, Inc. (Residential), and Public Storage (Specialized). The Fund’s overweight positions in wholesale data center operator Dupont Fabros Technology, Inc. (Industrial) and regional shopping centers owner Taubman Centers Inc. positively contributed to relative performance as both stocks outperformed the benchmark during the reporting year. In general, each of the companies has benefitted from relatively strong trends in its specific property type which has resulted in improving fundamentals and earnings growth.

Which stocks detracted from the Fund’s performance results during the year ended December 31, 2011?

An overweight position in both Italian and Austrian listed real estate investments detracted from performance relative to the Index. An overweight position in property investment and management activities company Beni Stabili S.p.A (Italy) and exposure to commercial real estate properties company Atrium European Real Estate Ltd. (founded in Jersey and listed on the Vienna Stock Exchange) held back relative results as both stocks underperformed the benchmark during the year.

Security selection of U.S. REITs also held back relative results. Holdings of Parkway Properties Inc. (Office), and the timing of the Fund’s ownership in Health Care Properties (Specialized), hindered relative returns. Not holding shares of strong-performing REITs, Avalon Bay Communities, Inc. (Residential) and Health & Retire Property (Specialized), also hurt relative results.

Elsewhere, holdings of industrial REIT Segro PLC (United Kingdom) and retail REIT Corio NV (Netherlands), commercial properties developer and manager Capitaland Ltd. (Singapore), and self-storage company Big Yellow Group PLC (United Kingdom) dampened relative performance as all four securities underperformed the benchmark.

Did the Fund experience major changes to its top ten holdings during the year ended December 31, 2011?

Yes. The Fund experienced significant changes to the top ten holdings. Five of the Fund’s 2010 top holdings remained in the category as of December 31, 2011. The Link REIT (Hong Kong), Unibail-Rodamco (France), BioMed Realty Trust (U.S.), Public Storage (U.S.) and Vornado Realty Trust (U.S.) are new additions to the top 10 holdings, replacing BR Malls Participacoes SA (Brazil), Segro (United Kingdom), Atrium European Real Estate Ltd. (Austria), Mitsubishi Estate (Japan) and Capitaland (Singapore). The Fund still holds the five securities that are no longer in the top ten holdings list as of December 31, 2011, and continues to view each as a core holding. The changes are mostly due to volatility in share prices, and not fundamentally different viewpoints.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At December 31, 2011, as compared to positions during the year, the Fund was positioned less underweight North America, more overweight Asia ex-Japan and Japan, more underweight Europe ex-UK, and less overweight UK.

The Fund was closely aligned to the benchmark at the regional level. At the end of the year there were six non-index holdings accounting for approximately 9.0% of the Fund’s assets: BR Malls Participacoes SA, AtriumEuropean Real Estate Ltd., Plum Creek Timber Co., Inc., Weyerhaeuser Co., Starwood Property Trust, and Advance Residence Investment Corp.

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

COUNTRY ALLOCATIONS AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each country reflect the value of investments in that country as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Includes 5 countries with an allocation of less than 2% individually.

TOP TEN EQUITY HOLDINGS AT DECEMBER 31, 2011

	% of Net Assets	Industry
Simon Property Group, Inc.	5.1%	Retail
Sun Hung Kai Properties Ltd.	4.2	Diversified Real Estate Activities
The Link REIT	3.4	Retail
Unibail-Rodamco	3.2	Retail
BioMed Realty Trust, Inc.	3.1	Office
Westfield Group	2.9	Retail
Mitsui Fudosan Co., Ltd.	2.8	Diversified Real Estate Activities
Public Storage	2.7	Specialized
Stockland	2.6	Diversified
Vornado Realty Trust	2.5	Diversified

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Global Real Estate Fund – Initial Class and the FTSE/EPRA NAREIT Developed Real Estate Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Global Real Estate Fund – Service Class and the FTSE/EPRA NAREIT Developed Real Estate Index

SUN CAPITAL GLOBAL REAL ESTATE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Global Real Estate Fund	(7.59)%	11.49%	(7.82)%	6.70%	7.88%
FTSE EPRA/NAREIT Developed Real Estate Index*	(5.82)%	16.17%	(5.28)%	9.59%	8.68%
Service Class Shares
Sun Capital Global Real Estate Fund	(7.74)%	11.25%	(8.04)%	—	3.10%
FTSE EPRA/NAREIT Developed Real Estate Index*	(5.82)%	16.17%	(5.28)%	—	6.55%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The FTSE EPRA/NAREIT Developed Real Estate Index is a total-return index comprising eight index families covering the world’s largest investment markets in various currencies, and is designed to track the performance of listed real estate companies and REITs worldwide.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Sun Capital Global Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2011. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2011.

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial Class shares of the SC Ibbotson Tactical Opportunities Fund (the “Fund”) returned (5.75)%, underperforming the benchmark, the S&P 500 Index (the “Index”), which returned 2.11% for the same period.

What key factors influenced management’s tactical opportunities allocation strategy during the year ended December 31, 2011?

The Fund is not available for investment by contract holders but serves exclusively as an investment option designed to implement a tactical strategy for SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund. The Tactical Opportunities strategy (“the Model”) employs a rules based approach to tactically shift allocations among twelve defined asset classes. As such, a major influence on the Model is price momentum of the market. In general, the strategy overweights the asset classes that display positive momentum and conversely, underweights those with negative momentum. At the same time, the Model incorporates the mathematical concept of mean reversion, which argues that all prices eventually move back to their historical averages. The combination of these two factors will determine the monthly weighting scheme applied to the twelve defined asset classes within the Model.

Weighting decisions within the Model are relative to the Strategic Asset Allocation Model (“SAA Model”), a blend of 90% equity and 10% fixed income, which represents the neutral position of the Model without any over or under weights. During the year ended December 31, 2011, the Model underweighted equity by approximately 4% relative to the SAA Model. Within equity, the Model’s greatest over-weights were Mid Cap Growth, Real Estate, and Small Cap Growth, due to positive momentum signals within each asset class. Conversely, the Model’s greatest underweights were Large Cap Value, International, and Large Cap Growth, due to negative momentum signals in 2011. During the year, the Model overweighted fixed income by approximately 4% relative to the SAA Model. However, the Model maintained a 0% allocation to fixed income in the first eight months of the year. The Model’s 0% fixed income weight reversed in September to end at a 57% overweight relative to the SAA Model which reflects a reversal in momentum signals away from equity towards fixed income.

What tactical asset allocation decisions were most responsible for the Fund’s performance during the year ended December 31, 2011?

The performance of the Fund’s tactical asset allocation decisions are measured against the SAA Model, which represents the neutral position of the Model without any over or under weights, and the S&P 500 Index, the Fund’s benchmark. Relative to the SAA Model, the U.S. value equity style of investing detracted the most from performance during the year. The greatest contributors during the year, due to the over/under weight positions, were Emerging Markets, International, and equity REITS, and the SAA Model’s fixed income exposure compared to the Index contributed to performance as well. Within the SAA’s equity exposures, only U.S. Large Cap Growth and equity REITS outperformed the Index during the year.

An absolute return refers to the appreciation or depreciation of asset classes over the stated period and does not compare it to the SAA Model or any other measure. From an absolute return standpoint, most equity exposure, except for Large Cap and equity REITS, detracted from the Model’s performance during the year. The greatest positive contributors during the year were TIPS, equity REITs and U.S. aggregate bonds.

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND (Continued)

Which Exchange Traded Fund (“ETF”) investments contributed most to the Fund’s returns during the year ended December 31, 2011?

The ETFs within the Fund consist of passively managed baskets of stocks and bonds that are designed to deliver the performance of a stated index. Therefore, from an absolute return standpoint, we expect the individual ETF manager’s performance to closely track the Model’s corresponding asset class returns less manager fees and any trade-related impact. The Fund’s holdings may be bought and sold throughout the year due to changes in the Model weights. Therefore, some of the Fund’s listed contributors may not have been held at the end of the year. Based on that, the greatest contributors to the Fund’s absolute performance during the year were Vanguard Emerging Markets Stock ETF, iShares Russell 2000 Growth Index, and Vanguard REIT ETF.

There are two driving factors that are reflected in ETFs with the highest contribution to the Fund’s return. The first factor is determined by the performance of the index that the ETF is tracking. The second factor is the ETF’s weight within the Fund. The highest contributors relative to the Index during the year were iShares Barclays TIPS Bond, Vanguard REIT ETF, and Vanguard Total Bond Market ETF.

Which ETF investments detracted from the Fund’s performance results during the year ended December 31, 2011?

As noted above, the Fund’s holdings may be bought and sold throughout the year and some of the Fund’s listed detractors may not have been held at the end of the year. Within the Fund, the greatest detractors from performance during the year were iShares S&P MidCap 400 Index, iShares Russell 2000 Value Index, and Vanguard Europe Pacific Index ETF.

The highest detractors relative to the Index were Vanguard Emerging Markets Stock ETF which was a positive contributor to absolute performance, but was a relative detractor due to the weighting within the Model, Vanguard FTSE ALL-World ex-US Index ETF, Vanguard MSCI EAFE ETF, and iShares MSCI EAFE Index.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND (Continued)

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2011

	% of Net Assets	Category
Vanguard Total Bond Market ETF	25.6%	Fixed Income
iShares Barclays U.S. TIPS Bond Fund	22.3	Fixed Income
Vanguard Short-Term Bond ETF	19.1	Fixed Income
iShares S&P 500 Index Fund	9.6	Domestic Equity
Vanguard REIT ETF	8.2	Specialty Equity
iShares Russell 1000 Growth Index Fund	5.5	Domestic Equity
iShares Russell 2000 Growth Index Fund	4.7	Domestic Equity
iShares Russell MidCap Growth Index Fund	2.4	Domestic Equity
iShares S&P MidCap 400 Index Fund	1.6	Domestic Equity
Vanguard Europe Pacific ETF	0.8	International Equity

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Tactical Opportunities Fund – Initial Class and the S&P 500 Index

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Life of Fund***
SC Ibbotson Tactical Opportunities Fund–Initial Class Shares	(5.75)%	(0.75)%
S&P 500 Index*	2.11%	6.63%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The S&P 500 Index is a weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Tactical Opportunities Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from November 15, 2010 (commencement of operations) to December 31, 2011.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of Sun Capital Investment Grade Bond Fund (the “Fund”) returned 7.06% and 6.77%, respectively, underperforming the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 7.84% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2011?

The sovereign debt crisis in Europe was the largest driver of market sentiment throughout the year. In November, the Federal Reserve Board (the “Fed”) and other central banks, cut the cost for borrowing dollars for commercial banks in international markets by 25 basis points, in an effort to make U.S. dollars easier to obtain. More recently, the European Central Bank enhanced its Long Term Refinancing Operation (LTRO) program by offering loans for up to three years and accepting a wider array of collateral. These actions, along with recent successful government debt auctions led to a rally in risk assets across the globe.

Economic data domestically showed signs of modest improvement. Payroll growth, though still below levels that are likely to spur strong economic growth, was positive during the year and the unemployment rate declined slightly to 8.5%. The Institute for Supply Management (ISM) manufacturing Index showed signs of strength, as it increased each of the last three months of 2011. Consumer confidence was up, as indicated by The University of Michigan Consumer Sentiment Index which rose in each of the last four months of 2011, climbing over 14 points to 69.9. The real estate market continued to be a concern with existing home and new home sales experiencing pockets of strength, but remaining weak overall despite depressed valuations and very low interest rates. Commercial real estate continued to struggle though the apartment sector was a pocket of strength. In the U.S., corporate earnings were supportive for the markets and the economy. Much like the prior three periods, third quarter 2011 earnings were very strong as 75% of the companies within the S&P 500 Index reported positive earnings per share (EPS) growth and 81% had positive sales growth; figures that have consistently beat market expectations.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2011?

The strategy that negatively affected the Fund’s relative performance for the year was the Fund’s underweight allocation to U.S. Treasuries, which substantially outperformed all other sectors within the Index. The strategy that contributed most to the Fund performance was the Fund’s yield curve positioning, which provided a higher incremental return when contrasted to the Index’s curve positioning.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2011 and how did these affect performance during the reporting period?

The most significant change was the Fund’s allocation to the credit sector, which was reduced during the year by almost 20 percentage points to 37.8%. The allocation to high yield credit was reduced 1.3% to 10.4%. These changes in allocation had a positive impact on the Fund’s relative performance compared to the Index. An increase in the allocation to long term U.S. Treasuries of over 12 percentage points to 19.4% also aided relative performance, though this increased allocation still represents a significant underweight when compared to the Index.

SUN CAPITAL INVESTMENT GRADE BOND FUND® (Continued)

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2011?

There were no material changes to the December 31, 2011 top ten issuers list relative to the December 31, 2010 top ten issuers list. Although U.S. Treasury remained on the top ten issuers list at December 31, 2011, the position was significantly increased during the year to more closely align the Fund’s allocation with the Index allocation to U.S. Treasuries.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At December 31, 2011, the Fund was overweight compared to the Index in Credit, Commercial Mortgage Backed Securities (CMBS), mortgage backed securities (MBS) and short term securities, while underweight in U.S. Treasuries, U.S. Government Agencies and Asset Backed Securities. Not withstanding the challenges facing the markets, we believed that risk premiums appeared relatively attractive and were good alternatives to risk-free assets and justified overweight positions in Credit, MBS and CMBS relative to the Index. The Fund’s exposure to the high yield corporate sector was a non-Index asset allocation. With a still positive outlook for earnings, solid balance sheets and low expectations for defaults, we believed that some allocation to high yield remained attractive with security selection being of paramount importance. Given the still fragile state of the economy and financial markets, we believed that prudent portfolio construction was essential. The Fund remained neutral to modestly short when compared to the benchmark duration.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SUN CAPITAL INVESTMENT GRADE BOND FUND® (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2011

	% of Net Assets	Category
Federal National Mortgage Association	22.3%	U.S. Government Agency
U.S. Treasury	20.4	U.S. Treasury
Federal Home Loan Mortgage Corp.	9.0	U.S. Government Agency
Morgan Stanley Capital I	2.0	Commercial Mortgage Backed Securities
International Paper Co.	1.5	Corporate Debt – Paper Products
ING Bank NV	1.4	Corporate Debt – Banks
Teck Resources, Ltd.	1.3	Corporate Debt – Metals & Mining
Ford Motor Credit Co. LLC	1.3	Corporate Debt – Automotive
Bear Stearns Commercial Mortgage Securities	1.3	Commercial Mortgage Backed Securities
LB-UBS Commercial Mortgage Trust	1.1	Commercial Mortgage Backed Securities

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Investment Grade Bond Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Investment Grade Bond Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

SUN CAPITAL INVESTMENT GRADE BOND FUND® (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Investment Grade Bond Fund	7.06%	11.73%	4.84%	5.27%	5.28%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.77%	6.50%	5.78%	5.86%
Service Class Shares
Sun Capital Investment Grade Bond Fund	6.77%	11.44%	4.58%	—	4.39%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.77%	6.50%	—	5.39%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized market value-weighted index composed of U.S. Treasuries, agencies, credit, asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Sun Capital Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2011. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2011.

SUN CAPITAL MONEY MARKET FUND®

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of Sun Capital Money Market Fund (the “Fund”) returned 0.15% and 0.00%, respectively, with the Initial Class outperforming and the Service Class underperforming the benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (the “Index”), which returned 0.10% for the same period.

What economic and market factors most influenced the money markets as a whole during the year ended December 31, 2011?

Economic data was mixed during the year, with signs pointing toward modest improvement. Nonfarm and private payrolls posted gains in each of the last 12 months, with more robust figures in the latter half of the year. The unemployment rate, which had moved up to 9.1% in June, declined gradually over the last five months to close the year at 8.5%. The manufacturing sector showed positive signs early in the year, and fourth quarter data showed an upswing following some weakness in the third quarter. The housing sector, though still depressed, experienced some areas of strength in existing and new home sales, housing starts and permits, and although business fixed investment appeared to slow, household spending continued to advance as did consumer confidence.

The zero interest rate policy of the Federal Reserve (the “Fed”), which has been in place for three years, has left the Fed Funds Rate at historically low levels, in the 0.00% to 0.25% range. The 0.75% discount rate put in place in February of 2010 remained in effect throughout 2011, and U.S. Treasury Bills and commercial paper yields remained near all-time lows. Three-month Treasury Bills traded in a very tight range, beginning the year at 0.13%, reaching a high of 0.16% in late January, and then closing the year at 0.01% which was 2.3 basis points higher than the 2011 low of -0.013%. The Federal Funds effective rate declined over the course of the year, beginning January at 0.19%, ticking up briefly in late July and early August on concerns of a possible U.S. Government technical default, then declining to close the year at the low of 0.04%. The London Inter-Bank Offering Rate (LIBOR) started the year at 0.30%, declined to a low of 0.24% in mid June, and then rose steadily for the remainder of the year in reaction to the unresolved fiscal crisis in Europe, to close December at the high of 0.58%. Despite dislocation in Europe and the heated debate on the U.S. budget deficit and subsequent downgrade of U.S. Government debt by Standard & Poor’s dominating sentiment in the financial markets as a whole, there has been little change in money market yields and spreads.

At the four Federal Open Market Committee (the “Committee”) meetings held in the first half of the year, the Fed reiterated its policy of reinvesting principal U.S. Treasury and Mortgage Backed Securities (MBS) payments, while also expanding its holdings of securities by purchasing $600 billion of longer-term U.S. Treasury Bonds (quantitative easing) by the end of the second quarter of 2011. In the second half of the year, the Fed solidified its language regarding the Federal Funds rate, stating that conditions are likely to warrant exceptionally low levels through at least mid-2013, and announced “Operation Twist”, a program to extend the average maturity of the Fed’s holdings by purchasing $400 billion of Treasury securities with remaining maturities between 6 and 30 years, funded by maturities and sales of securities with remaining maturities inside of 3 years. This new program would be completed by the end of June 2012. The Committee discussed changes to their communication strategy at the December 13th meeting, whereby participants would begin providing more information about “their projections of appropriate monetary policy” into the Summary of Economic Projections, including their forecast of the federal funds rate over time, as well as the likely timing of an increase in the target rate. The Fed consistently noted that it would “continue to assess the economic outlook in light of incoming information and is prepared to employ (its range of policy) tools to promote a stronger economic recovery in a context of price stability”, leaving the door open for further action if necessary.

Commercial paper issuance, which had increased $66 billion over the first half of 2011, declined over the second half of the year. At December 31st, commercial paper supply had fallen 10.5% on the year to approximately $970 billion. Tier-1 securities and domestic financial commercial paper posted the greatest declines, falling 20.0% to $701.3 billion and 17.3% to $291.7 billion, respectively. Tier-2 securities increased 66.7% to $67.2 billion, due in part to the downgrades of several financial names which fell out of the Tier-1 classification.

SUN CAPITAL MONEY MARKET FUND® (Continued)

Investors continue to show a somewhat greater tolerance for risk, and the shift away from money market funds in favor of fixed income funds has been persistent. AMG Data Services reported that $150 billion was withdrawn from money market funds during 2011. This shift has had little impact on yields.

What key factors were most responsible for the Fund’s performance during the year ended December 31, 2011?

The Fed’s zero interest rate policy and the market’s persistent demand for quality were the most influential factors on the performance of the Fund. Market conditions forced the Fund’s gross portfolio yield below its net operating expenses, causing the adviser to further subsidize the Fund.

How did you manage the Fund’s weighted average maturity during the year ended December 31, 2011?

The Fund’s average maturity ranged from 24 to 41 days during the year, slightly shorter than the market average. On December 31, 2011, the Fund had a weighted average maturity of 30 days, 12 days shorter than the average taxable money market fund maturity of 42 days as reported in the Money Fund Report, published by iMoneyNet Inc. The credit curve between 30 day and 90 day commercial paper has remained consistently narrow, averaging 9 basis points for the period; offering little compensation to invest in longer dated securities.

How was the Fund invested during the year ended December 31, 2011?

Holdings in U.S. Government Guaranteed Temporary Liquidity Guarantee Program paper matured during the first quarter, while U.S. Government Agency obligations were reduced by 7.4%, as they ceased to provide competitive yields. Corporate floating rate notes increased 2.6% during the period as a way to add yield to the Fund.

At December 31, 2011, the Fund was invested in commercial paper, U.S. Treasury Bills, mutual funds, corporate floating rate notes, and U.S. agency discount paper. The Fund had no exposure to Portugal, Ireland, Italy, Greece, Spain or France.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

SUN CAPITAL MONEY MARKET FUND® (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2011

	% of Net Assets	Category
U.S. Treasury	12.6%	U.S. Treasury
Province of Ontario	3.2	Foreign Government
Pfizer, Inc.	3.1	Commercial Paper
PepsiCo, Inc.	3.1	Commercial Paper
International Business Machines Corp.	3.1	Commercial Paper
Philip Morris International, Inc.	3.1	Commercial Paper
E.I. du Pont de Nemours and Co.	3.1	Commercial Paper
Province of British Columbia	3.1	Foreign Government
Procter & Gamble Co.	3.1	Commercial Paper
Coca-Cola Co.	3.1	Commercial Paper

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Money Market Fund – Initial Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Sun Capital Money Market Fund – Service Class and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index

SUN CAPITAL MONEY MARKET FUND® (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

Initial Class Shares	One Year	Three Years	Five Years	Ten Years	Life of Fund***
Sun Capital Money Market Fund	0.15%	0.19%	1.52%	1.73%	2.42%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.10%	0.15%	1.49%	1.95%	2.69%
Service Class Shares
Sun Capital Money Market Fund	0.00%	0.01%	1.31%	—	1.91%
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index*	0.10%	0.15%	1.49%	—	2.17%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is a measure of the performance of the 3-month U.S. Treasury bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. Although the Fund seeks to maintain a stable net asset value of $1 per share there can be no assurance that it will do so. The value of an investment in the Sun Capital Money Market Fund and the return on the investment may fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2011. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2011.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND

(subadvised by BlackRock Financial Management, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of the SC BlackRock Inflation Protected Bond Fund (the “Fund”) returned 11.90% and 11.70%, respectively, underperforming the benchmark, the Barclays Capital Global Real Index: U.S. TIPS (the “Index”), which returned 12.56% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2011?

When the year opened, there was a widespread sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were a significant issue, they appeared to be relatively well contained. However, it was only a few months before the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the euro zone as well as some weaker-than-expected U.S. economic data. This Europe-induced uncertainty combined with political unrest in the Middle East and the rating downgrade of U.S. Treasury debt, resulted in a dramatic rally in U.S. Treasury Inflation-Protected Securities (TIPS) led by the shorter maturity portion of the yield curve. At year end, positive forces reemerged as the U.S. economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2011?

As the Fund’s investment mandate requires that 80% of its assets be invested in inflation-protected bonds, there are limited opportunities to add value through sector rotation. The Fund’s portfolio management team uses the limited ability it has to own nominal U.S. Treasuries during times when U.S. TIPS appear to be overvalued. Investment value is determined in many ways; however, a commonly used metric looks at the difference between the yield on a nominal U.S. Treasury bond and a TIP bond with a similar maturity, known as the breakeven level. Breakeven levels reflect broad expectations of the level of inflation. When the portfolio management team was of the opinion that TIPS had priced in too high a level of inflation expectations, the Fund sold TIPS and bought nominal U.S. Treasuries and vice versa. Key strategies include active positioning along the real yield curve and duration management.

For the year, the Fund maintained a real yield curve-flattening bias by holding an underweight position in TIPS on the 10-year portion of the yield curve and an overweight position in TIPS on the 30-year portion of the curve based on the view that improving economic data would pressure the intermediate portion of the curve to move higher. This positioning detracted from relative performance for a majority of the year as the real yield curve steepened due to a confluence of factors including weakening U.S. economic data, political tensions in the Arab states, the U.S. Treasury debt rating downgrade and escalating fears about the sovereign debt crisis in Europe. In addition, the Fund’s short duration compared to the benchmark Index detracted from performance. Toward the end of the year, the Fund’s positioning was beneficial as U.S. economic data began to show signs of resilience and fears of a euro-zone collapse abated.

The Fund used interest rate derivatives such as futures, options, swaps and swaptions to manage duration and convexity risk in the Fund during the period. Finally, derivatives enabled the Fund to be positioned based on the views on inflation expectations.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2011 and how did these affect performance during the reporting period?

As discussed above, single sector funds have limited flexibility to rotate between sectors. While some peer funds may use this limited flexibility to buy higher risk assets such as mortgage-backed securities or corporate bonds

SC SM BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

that is not a central tenet of the portfolio management team’s management style. The Fund is mainly limited to TIPS, nominal Treasury and Treasury alternatives such as Treasury futures and options. In some instances the Fund does make use of higher risk assets, but exposure is minimal.

Over the course of the year, the Fund actively traded exposure across the yield curve to take advantage of Treasury auctions and buybacks, including those under the Federal Reserve’s operation “twist” program. During the second half of the year, the Fund added to its nominal yield curve steepening position to take advantage of rising inflation expectations.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

Our fundamental view continues to be that inflation expectations priced into the market make valuations more attractive on the longer maturity portion of the real yield curve. The Fund maintains a real yield curve-flattening bias and a nominal yield curve-steepening position between the 10-year and 30-year points on the curve given our view that improving economic data should pressure the intermediate portion of the curve to move higher and cause inflation expectations to rise. The Fund ended the year with a shorter duration compared to the Index as economic data in the U.S. has proven to be resilient in the near term.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP ISSUERS AT DECEMBER 31, 2011

	% of Net Assets		Category
U.S. Treasury	53.7%		U.S. Treasury
Government of Germany	9.4		Foreign Government
Government National Mortgage Association	8.0		U.S. Government Agency
Federal Home Loan Mortgage Corp.	7.9		U.S. Government Agency
Federal National Mortgage Association	7.7		U.S. Government Agency
Government of France	6.8		Foreign Government
Government of Italy	0.2		Foreign Government
Government of Greece	0.0	*	Foreign Government
*	Amount is less than 0.05%.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Inflation Protected Bond Fund – Initial Class and the Barclays Capital Global Real Index: U.S. TIPS

Comparison of Change in Value of a $10,000 Investment in the SC BlackRock Inflation Protected Bond Fund – Service Class and the Barclays Capital Global Real Index: U.S. TIPS

SC SM BLACKROCK INFLATION PROTECTED BOND FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC BlackRock Inflation Protected Bond Fund–Initial Class Shares	11.90%	8.59%	7.58%
SC BlackRock Inflation Protected Bond Fund–Service Class Shares	11.70%	8.28%	7.30%
Barclays Capital Global Real Index: U.S. TIPS*	12.56%	10.06%	8.07%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. Barclays Capital Global Real Index: U.S. TIPS is comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $250 million par amount outstanding.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC BlackRock Inflation Protected Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM GOLDMAN SACHS SHORT DURATION FUND

(Subadvised by Goldman Sachs Asset Management, L.P.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

Effective May 1, 2011, the SC Goldman Sachs Short Duration Fund (the “Fund”) changed its benchmark from the BofA Merrill Lynch 1-3 Year U.S. Treasury Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index (the “Index”). For the year ended December 31, 2011, the Initial and Service Class shares of the Fund returned 0.53% and 0.17%, respectively, underperforming both the former benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index and the Index, which returned 1.55% and 1.59%, respectively for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2011?

At the beginning of 2011, the global economic data supported a theme of robust and broadening growth. However, as the first quarter ended, this positive momentum gave way to softer economic data, as well as concern over the effects of exogenous shocks, including significant unrest and political upheaval in the Middle East and the Japanese earthquake and tsunami. These developments were exacerbated by a weakening of growth indicators across major economies, deepening of economic problems in peripheral Europe, and in May, the failure of the Greek government to meet its fiscal targets as well as European Union approval of a €78 billion bailout package for Portugal. In the U.S., the second quarter saw a broad weakening of economic data, including slowed U.S. Gross Domestic Product (GDP) growth, low consumer confidence which hit a six-month bottom and payroll data that came in weaker than expected. As a result, risk assets underperformed after beginning the year strongly. The third quarter saw a continuation of this risk aversion theme, as the U.S. debt ceiling debate dragged on until the end of July deadline, when a last second deal averted a technical default on U.S. debt. This was followed by Standard & Poor’s first ever downgrade of the U.S. sovereign credit rating in early August, with both developments putting upward pressure on risk asset spreads.

Weak U.S. economic data prompted the Federal Reserve Board (the “Fed”) to announce that it expected to hold short-term interest rates at very low levels through at least mid-2013, as well as announce “Operation Twist,” an extension of the average maturity of the Fed’s securities holdings. In addition to a deteriorating macroeconomic environment in the U.S., late spring and summer also saw an intensification of the Eurozone sovereign debt crisis and incremental policy responses, including an expansion of the European Central Bank’s (ECB) Securities Market Program to include the bonds of Italy and Spain. A July European Union summit resulted in an expansion of the European Financial Stability Fund (EFSF). However, economic data suggested that weakness in the peripheral economies was beginning to spread to core Eurozone countries, including Germany, and peripheral yields remained elevated. The European sovereign debt crisis was the primary driver of markets in the fourth quarter, as developments included consensus agreements on a voluntary debt restructuring for Greece, a short-lived plan for a Greek referendum on the country’s bailout, a continuation of bond purchases by the ECB, and sovereign credit rating downgrades in Belgium and Portugal. Coordinated central bank action to reduce the cost of dollar funding boosted risk assets in early December, and the ECB cut its policy rate to 1%. At year-end, significant uncertainty remained around the Eurozone, including the potential for greater fiscal union in exchange for strict, enforceable budgetary rules.

U.S. Treasury yields ended 2011 lower on the year, driven by a number of factors, including geopolitical uncertainty, a weakening global economy, and an intensification of the Eurozone sovereign debt crisis. After rising over the first three months of the year, Treasury yields fell in April, as concerns about the potential market impact of political upheaval in the Middle East and North Africa decreased investors’ appetite for risk. Yields fell sharply in the summer months, as a combination of weak U.S. economic data and concerns around Eurozone sovereign debt drove risk aversion higher. In September, the Fed announcement of Operation Twist narrowed the spreads between long and short-term U.S. Treasury yields. The beginning of fourth quarter saw corporate yields

SC SM GOLDMAN SACHS SHORT DURATION FUND (Continued)

advance from their lows, as U.S. economic data began to show improvement. Additionally, year-end buying within the corporate credit sector propelled an end of December rally in U.S. Treasury yields

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2011?

A combination of top-down and bottom-up strategies influenced the Fund’s performance during the year. Top-down strategies included a duration strategy and cross-sector exposures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The cross-sector strategy is one in which the Fund invests assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. The Fund’s interest rate and yield curve positioning detracted from relative returns during the year, particularly from an underweight position in the two and three-year nodes of the yield curve, as yields fell during the spring and summer months. This more than offset the positive impact of an overweight position in the intermediate portion of the yield curve during the summer. The Fund’s cross-sector positioning also negatively affected relative performance, largely due to the overweight risk exposure to Agency Mortgage-Backed Securities (MBS) over the summer. These securities underperformed as a result of broad risk aversion due to the Eurozone sovereign debt crisis and heightened prepayment risk from continual discourse about government measures concerning potential homeowner relief. In addition, a short position in U.S. government securities which were established through the use of futures contracts, had a negative influence on relative performance, as swap spreads widened modestly. Security selection strategies were additive to relative performance, particularly through the selection of corporate bonds, as well as government and agency issues. The Fund’s selection of government and agency issues and its exposure to short-maturity Treasury Inflation-Protected Securities (TIPS) earlier in the year benefited as breakeven spreads widened.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2011 and how did these affect performance during the reporting period?

The most significant change in the Fund’s allocation between December 2010 and December 2011 was a decrease in allocation to Agency MBS. The decrease in Agency MBS weighting was reallocated across agency debentures and corporate bonds. The Fund’s decreased allocation to Agency MBS mitigated the negative impact from the Fund’s exposure to the sector, while the Fund’s increased allocation to corporate bonds negatively impacted performance, however, the Fund’s selection of corporate bonds added to performance. Additionally, the increased exposure to agency debentures added to performance.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2011?

There were five issuers on the top ten issuers list as of December 31, 2010 that were still on the Fund’s top ten issuers list as of December 31, 2011. Four of those five issuers that are no longer on the Fund’s top ten issuers list remained as holdings by the Fund with the exception of The Bear Stearns Cos., LLC. In addition, all five new issuers in the top ten issuers list as of December 31, 2011 were owned by the Fund at the end of 2010.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At December, 2011, the Fund continued to hold a short duration position relative to the benchmark. The Fund was overweight in the Investment Grade corporate, Agency MBS, covered bonds (securities formed from the public sector or through the use of mortgage loans where the security is backed by a separate pool of loans), and Asset Backed Securities (ABS). The Fund targeted a modest underweight position in duration as bond yields in the earlier maturity portion of the curve are at very low levels as a result of Fed policy, with limited room for any further decrease. In addition, recent U.S. economic data releases have continued the trend of coming in above consensus. The Fund continued to favor covered bonds as a high-quality spread sector, but is cautious in the short run due to European sovereign debt concerns and their potential effect on overall market liquidity. In ABS, the

SC SM GOLDMAN SACHS SHORT DURATION FUND (Continued)

Fund remains positive on student loan ABS backed by the Federal Family Education Loan Program (FFELP). Investment Grade credit fundamentals are strong and improving in many sectors, with profit margins near all-time highs, and companies holding healthy cash balances.

At the end of the period, roughly 42% of the Fund’s assets were in government/agency securities, versus approximately 81% for the benchmark. Though the sector allocations differ, the benchmark continues to maintain a relatively short duration (1.88 years), with the Fund just short of this at 1.78 years. With respect to spread duration, the Fund was longer than the benchmark, at 2.06 years versus 1.88 years for the Index.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN ISSUERS AT DECEMBER 31, 2011

	% of Net Assets	Category
U.S. Treasury	20.7%	U.S. Treasury
Federal National Mortgage Association	9.6	U.S. Government Agency
Federal Home Loan Mortgage Corp.	4.0	U.S. Government Agency
Citigroup, Inc.	2.8	Corporate Debt – Banks & TLGP
Landwirtschaftliche Rentenbank	2.3	Corporate Debt – Special Purpose Banks
National Credit Union Administration	2.2	U.S. Government Guaranteed Notes
Brazos Higher Education Authority	2.0	Asset Backed Securities
Kreditanstalt fuer Wiederaufbau	1.5	Corporate Debt – Special Purpose Banks
SpareBank 1 Boligkreditt	1.5	Corporate Debt – Banks
Canadian Imperial Bank of Commerce	1.4	Corporate Debt – Banks

SC SM GOLDMAN SACHS SHORT DURATION FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Short Duration Fund – Initial Class, BofA Merrill Lynch 1-3 Year U.S. Treasury Index, and the Barclays Capital 1-3 Year U.S. Government/Credit Index

Comparison of Change in Value of a $10,000 Investment in the SC Goldman Sachs Short Duration Fund – Service Class, BofA Merrill Lynch 1-3 Year U.S. Treasury Index, and the Barclays Capital 1-3 Year U.S. Government/Credit Index

SC SM GOLDMAN SACHS SHORT DURATION FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011***

	One Year	Three Years	Life of Fund****
SC Goldman Sachs Short Duration Fund–Initial Class Shares	0.53%	2.23%	2.59%
SC Goldman Sachs Short Duration Fund–Service Class Shares	0.17%	1.94%	2.31%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index*	1.55%	1.56%	2.17%
Barclays Capital 1-3 Year U.S. Government/Credit Index**	1.59%	2.74%	2.36%

*The performance data of the indices has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged and cannot be invested in directly. The BofA Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of the direct Sovereign debt of the U.S. Government and includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least one year remaining to maturity.

**The Barclays Capital 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between one and three years and are publicly issued.

***Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Goldman Sachs Short Duration Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

****For the period from March 7, 2008 (commencement of operations) to December 31, 2011.

SC SM PIMCO HIGH YIELD FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC PIMCO High Yield Fund (the “Fund”) returned 4.26% and 4.01%, respectively, underperforming the benchmark, the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (the “Index”), which returned 5.40% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2011?

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of forces on both Main Street and Wall Street. At the start of 2011, fixed income sectors including Agency Fixed Rate Mortgages, Investment Grade Credit, and High Yield Credit generated positive returns, as measured by the excess return of these sectors relative to U.S. Treasuries as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (Fed’s) second round of U.S. Treasury bond purchases known as quantitative easing (QE2) might spark inflation. At the end of the first quarter of 2011, a confluence of events prompted a move toward the perceived safety of U.S. Treasuries.

With this flight to quality, U.S. Treasury yields fell in the second quarter as higher gasoline prices and lingering effects from Japan’s earthquake on the global supply chains curtailed U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for U.S. Treasuries. On June 30, the Fed ended its $600 billion QE2 program and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

With the Fed’s continued participation in the financial markets, U.S. Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for U.S. Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated U.S. Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform U.S. Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (EFSF), many Eurozone countries still faced increasing unemployment and worsening debt-to-Gross Domestic Product (GDP) ratios into the year end.

SC SM PIMCO HIGH YIELD FUND (Continued)

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2011?

The following strategies contributed to relative performance for the year:

•	An overweight allocation to the Cable sector as select issuers benefited from merger and acquisition transactions in the sector.

•	An underweight to the Building Products sector as positive U.S. economic data negatively affected sectors that are more correlated to future economic growth.

•	Security selection within the Industrial sector as select issuers reported strong operating results.

The following strategies detracted from relative performance for the year:

•	An underweight allocation to the Energy sector as the sector outperformed given its defensive nature, in particular gas distributors and oil refiners.

•	Security selection within the Telecommunications sector as fixed-line and integrated providers outperformed their wireless provider counterparts.

•	An overweight allocation to the Transportation sector as a large default in the airline industry caused pressure on the sector, in addition to elevated fuel prices.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2011 and how did these affect performance during the reporting period?

During the year, while maintaining an underweight to the Index, the Fund slightly increased its exposure to the Building Products sector and increased its overweight allocation to the Cable sector, which were positive contributors for performance. The Fund also reduced exposure to investment grade credit over the year. The reduction was positive in the latter part of the year as the market’s appetite for risk increased.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2011?

There were no material changes to the December 31, 2011 top ten issuers list relative to the December 31, 2010 top ten issuers list.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At the end of the year, the Fund was positioned with an underweight to duration relative to the benchmark, as well as a slight curve flattening bias. From a sector perspective, the Fund was most overweight (ex-U.S. Treasuries) in developed Sovereigns, Chemicals, and Wireless. The three largest sector underweights in the Fund were to the Wirelines, Real Estate, and Home Construction credit sectors.

SC SM PIMCO HIGH YIELD FUND (Continued)

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

TOP TEN ISSUERS AT DECEMBER 31, 2011

	% of Net Assets	Category
U.S. Treasury	4.8%	U.S. Treasury
Ford Motor Credit Co. LLC	2.1	Corporate Debt – Automotive
Intelsat Jackson SA	2.1	Corporate Debt – Telecommunications
Ally Financial, Inc.	1.7	Corporate Debt – Banks
CIT Group, Inc.	1.7	Corporate Debt – Financials
HCA, Inc.	1.7	Corporate Debt – Health Care
Reynolds Group Issuer, Inc.	1.6	Corporate Debt – Holding Companies
MGM Resorts International	1.5	Corporate Debt – Gaming
International Lease Finance Corp.	1.5	Corporate Debt – Financials
Sprint Nextel Corp.	1.5	Corporate Debt – Telecommunications

SC SM PIMCO HIGH YIELD FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO High Yield Fund – Initial Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO High Yield Fund – Service Class and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index

SC SM PIMCO HIGH YIELD FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC PIMCO High Yield Fund–Initial Class Shares	4.26%	15.36%	7.62%
SC PIMCO High Yield Fund–Service Class Shares	4.01%	15.07%	7.36%
BofA Merrill Lynch BB-B U.S. High Yield Constrained Index*	5.40%	20.71%	8.75%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The BofA Merrill Lynch BB-B U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC PIMCO High Yield Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from March 7, 2008 (commencement of operations) to December 31, 2011.

SC SM PIMCO TOTAL RETURN FUND

(subadvised by Pacific Investment Management Company LLC)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Fund perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC PIMCO Total Return Fund (the “Fund”) returned 3.70% and 3.35%, respectively, underperforming the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 7.84% for the same period.

What economic and market factors most influenced the fixed income markets as a whole during the year ended December 31, 2011?

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of forces on both Main Street and Wall Street. At the start of 2011, fixed income sectors including Agency Fixed Rate Mortgages, Investment Grade Credit, and High Yield Credit generated positive returns, as measured by the excess return of these sectors relative to U.S. Treasuries as global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices and the earthquake and nuclear accidents in Japan. Yields on U.S. Treasuries rose overall amid signs of economic recovery in the U.S. and concerns the Federal Reserve’s (Fed’s) second round of U.S. Treasury bond purchases known as quantitative easing (QE2) might spark inflation. At the end of the first quarter of 2011, a confluence of events prompted a move toward the perceived safety of U.S. Treasuries.

With this flight to quality, U.S. Treasury yields fell in the second quarter as higher gasoline prices and lingering effects from Japan’s earthquake on the global supply chains curtailed U.S. growth. Concern about the sovereign debt crisis in the Eurozone further boosted demand for U.S. Treasuries. On June 30, the Fed ended its $600 billion QE2 program and indicated its intention to continue buying Treasuries with proceeds from maturing debt on its $2.9 trillion balance sheet. The Fed also reiterated its “extended period” language for a near-zero federal funds rate.

With the Fed’s continued participation in the financial markets, U.S. Treasury yields continued to fall in the third quarter as the U.S. debt ceiling debate, Standard & Poor’s downgrade of the U.S. long-term credit rating and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for U.S. Treasuries. Additionally, the Eurozone sovereign debt crisis intensified as the likelihood of a Greek debt restructuring increased. Other European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Fed launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated U.S. Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Following the Fed’s announcement of “Operation Twist”, most bonds gained during the fourth quarter, as global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption towards the end of the year improved investor risk appetites and helped most fixed income sectors outperform U.S. Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (EFSF), many Eurozone countries still faced increasing unemployment and worsening debt-to-Gross Domestic Product (GDP) ratios into the year end.

SC SM PIMCO TOTAL RETURN FUND (Continued)

What key strategies were most responsible for the Fund’s performance during the year ended December 31, 2011?

The following strategies contributed to relative performance for the year:

•

Exposure to non-U.S. interest rates in developed countries, particularly core Europe; where rates declined as investors searched for bonds of nations with stronger balance sheets and top credit ratings.

•	Exposure to money market futures, including Eurodollar and Euribor futures, as these contracts increased in price over the year.

The following strategies detracted from relative performance for the year:

•

U.S. duration and curve positioning during the year as rates fell as sequential balance sheet contamination reached European sovereign debt, and U.S. political dysfunction fed economic weakness and resulted in an historic sovereign debt downgrade.

•	An overweight to Financials which lagged the broader corporate market amid fears of a slowdown in global growth and uncertainty surrounding contagion related to European sovereign risk.

•	Exposure to emerging market currencies, as the U.S. Dollar strengthened as investors sought safety.

•	Mortgage positioning during the year as this sector underperformed U.S. Treasuries.

•	An underweight to longer dated U.S. Treasuries on the Treasury yield curve via interest rate swaps was a detractor to performance as the 30-year yield fell 144 basis points over the year.

•	An overweight to investment grade corporate debt, partially implemented via credit default swaps, was negative for performance as this sector underperformed U.S. Treasuries for the year.

What changes did you make to the Fund’s sector allocations during the year ended December 31, 2011 and how did these affect performance during the reporting period?

Agency Mortgage Backed Securities (MBS) was an active component within the Fund, and the position relative to the benchmark moved meaningfully during the year. At the beginning of the year, the Fund was overweight Agency MBS before tactically moving to an underweight position during the summer and mid-year. This position was reversed and moved to an overweight position at the end of the third quarter, and the overweight was maintained at year-end. Agency MBS positioning was a detractor to performance as this sector underperformed like-duration U.S. Treasuries for the year. Additionally, the Fund decreased its exposure to high yield debt. High yield underperformed like-duration U.S. Treasuries over the year, a casualty of the risk averse environment. Finally, the Fund increased exposure to non-U.S. developed countries throughout the year. This exposure to non-U.S. interest rates, particularly in core Europe, added to returns as investors searched for bonds of nations with stronger balance sheets and top credit ratings.

Did the Fund experience major changes to its top ten issuers during the year ended December 31, 2011?

The Fund experienced material changes to its top ten issuers in 2011 as six new issuers joined the top ten issuers list at the end of 2011. Except for Government National Mortgage Association (GNMA) and Arkle Master Issuer PLC., the four issuers which were no longer on the Fund’s top ten issuers list when compared to the December 31, 2010 issuers list were still held by the Fund, but in reduced positions. The Fund’s positions in GNMA and Arkle Master Issuer PLC were eliminated during the year. Kells Funding LLC, Barclays Bank PLC and

SC SM PIMCO TOTAL RETURN FUND (Continued)

American International Group, Inc. were three new issuers on the Fund’s top ten issuers list at December 31, 2011 that were held by the Fund at December 31, 2010, but during the year, their position size expanded due to market fluctuations and/or additional purchases by the Fund such that they moved into the top ten issuers list. HBOS PLC, Springleaf Finance Corp. and BellSouth Corp. were three new issuers on the Fund’s top ten issuers list as of December 31, 2011 that the Fund invested during the year. Although FNMA and U.S. Treasury remained on the top ten issuers list at December 31, 2011, their positions were materially altered during the year as the Fund increased exposure to agency mortgages, as they are a source of high quality yield and offer favorable risk-adjusted returns relative to other sectors, and decreased the market value weight to U.S. Government debt. However, the Fund increased exposure to U.S. duration moving to an overweight relative to the benchmark, as the Fund concentrated on intermediate maturities that offer the best potential for price appreciation and “roll down” given the suppression of yields on shorter maturities.

How was the Fund positioned relative to its benchmark index at December 31, 2011?

At the end of the year, the Fund was positioned with a moderate overweight to duration relative to the benchmark, and a bias towards a steepening yield curve. From a sector perspective, the Fund is overweight mortgages and underweight investment grade credit. However, within the Fund’s investment grade credit allocation, the Fund was overweight in the Banks and Financials sectors. The Fund’s emerging markets allocation was also an overweight position relative to the Index.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.
**	Amount is less than 0.05%.

SC SM PIMCO TOTAL RETURN FUND (Continued)

TOP TEN ISSUERS AT DECEMBER 31, 2011

	% of Net Assets	Category
Federal National Mortgage Association	44.6%	U.S. Government Agency
U.S. Treasury	28.3	U.S. Treasury
Province of Ontario	3.8	Foreign Government
Kells Funding LLC	3.4	Short Term Investments – Commercial Paper
Citigroup, Inc.	1.9	Corporate Debt & Preferred Stocks – Banks
Barclays Bank PLC	1.5	Corporate Debt – Banks
HBOS PLC	1.4	Corporate Debt – Banks
Springleaf Finance Corp.	1.3	Corporate Debt – Financials
American International Group, Inc.	1.0	Corporate Debt – Insurance
BellSouth Corp.	1.0	Corporate Debt – Telecommunications

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO Total Return Fund – Initial Class and the Barclays Capital U.S. Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the SC PIMCO Total Return Fund – Service Class and the Barclays Capital U.S. Aggregate Bond Index

SC SM PIMCO TOTAL RETURN FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC PIMCO Total Return Fund–Initial Class Shares	3.70%	6.68%	8.01%
SC PIMCO Total Return Fund–Service Class Shares	3.35%	6.39%	7.72%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.77%	7.71%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized market value-weighted index composed of U.S. Treasuries, agencies, credit, asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC PIMCO Total Return Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM IBBOTSON BALANCED, CONSERVATIVE AND GROWTH FUNDS

(subadvised by Ibbotson Associates, Inc.)

MANAGEMENT’S DISCUSSION & ANALYSIS:

How did the Funds perform during the year ended December 31, 2011?

For the year ended December 31, 2011, the Initial and Service Class shares of SC Ibbotson Balanced Fund (the “Balanced Fund”) returned (1.56)% and (1.81)%, respectively, underperforming the benchmark, the Dow Jones Moderate U.S. Relative Risk Portfolio Index, which returned 3.32% for the same period.

For the year ended December 31, 2011, the Initial and Service Class shares of SC Ibbotson Conservative Fund (the “Conservative Fund”) returned 0.97% and 0.63%, respectively, underperforming the benchmark, the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index, which returned 5.07% for the same period.

For the year ended December 31, 2011, the Initial and Service Class shares of SC Ibbotson Growth Fund (the “Growth Fund”) returned (3.66)% and (3.90)%, respectively, underperforming the benchmark, the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index, which returned 1.45% for the same period.

What key economic and market factors most influenced management’s tactical asset allocation strategy for the Balanced, Conservative and Growth Funds (the “Funds”) during the year ended December 31, 2011?

2011 was dominated by sovereign debt issues. The year was a turbulent period with bond asset classes ending with positive returns, U.S. large cap equities ending with muted but positive returns, and U.S. small- and mid-cap equities and international equities performing poorly. To counteract the high volatility and uncertainty in the markets, the Funds aimed to balance diversification and de-risking throughout the year.

Stock prices in the U.S. increased in January and February on the back of positive economic data, positive earnings announcements, and a continued appetite for risk. It was not until the earthquake in Japan that the market saw large losses as evidenced by the S&P 500 Index, which lost approximately 5% of its value between March 10 and March 16. Over the following two weeks the index recovered all of the losses, closing the first quarter with a 4.6% gain. Emerging market equities underperformed developed market equities in January and February and strong growth and rising commodity prices forced policymakers to put in place inflation-fighting policies.

In the second quarter of 2011, risky assets reversed course and performed poorly as the global economy slowed down and markets feared the consequences of possible sovereign debt defaults in the Eurozone. Consequently, AAA-rated sovereign debt appreciated, credit spreads widened, developed market equities ended the quarter either flat or with small losses, and emerging market asset classes underperformed their developed market counterparts once again. Commodity prices fell, with the exception of oil, which suffered from the loss of Libyan output and OPEC’s decision to maintain current production levels. Real Estate Investment Trusts (REITs) outperformed equities, in a rally that left their valuations stretched.

For most of the first half of 2011, the Funds were positioned neutrally relative to strategic targets due to the Ibbotson Policy Committee’s (IPC) expectations that stocks and bonds would perform in-line with forecasts. At the end of June, Ibbotson’s IPC deemed the recent outperformance of U.S. property stocks left them with stretched valuation ratios that were hard to justify by fundamentals. Large-cap stocks exhibited the cheapest valuation within the U.S. equity space. As a result, the IPC recommended to underweight U.S. REITs and overweight U.S. large cap equities.

During the second half of the year, the world economy took a turn for the worse on concerns about looming sovereign debt defaults and the solvency of European banks, which in turn, triggered a large increase in financial volatility. Volatility rose initially after the downgrade of the U.S. credit rating by Standard and Poor’s. Continued

SC SM IBBOTSON BALANCED, CONSERVATIVE AND GROWTH FUNDS (Continued)

bad news from the Eurozone, and weaker-than-expected macroeconomic data continued the economic uncertainty. Along with higher volatility came higher correlation across asset classes. Overall, equity markets moved in unison, and sovereign yields in developed countries dropped. Broadly speaking, investors shunned equities in favor of fixed income; corporate debt in favor of sovereign debt; high-yield debt in favor of investment grade debt; and international equities in favor of U.S. equities. Sharp losses in the U.S. equity market and the widening of credit spreads combined with the downward revision of the economic outlook in the third quarter, increased the probability of another economic recession within the next six months in the U.S. Nearing the end of the year, better than-expected economic news in the U.S. and distance from the sovereign debt issues plaguing other parts of the world buoyed U.S. equities, with the S&P 500 Index making gains on earlier loses.

What changes did you make to the Funds’ allocations during the reporting year and how did it affect performance during the year ended December 31, 2011?

With the exception of the REIT underweight which contributed positively to performance, the tactical asset allocations slightly detracted from the Funds’ performance for the year.

The first half of the year was quiet in terms of tactical changes to the Funds’ allocations. At the beginning of June, the IPC conducted its annual review of the strategic asset allocations, which serve as long-term, neutral targets, and adjusted the underlying fund exposures accordingly. The Balanced and Conservative Funds initiated allocations to the SC BlackRock Small Cap Index Fund by reducing their exposure to the SC Goldman Sachs Mid Cap Value Fund. In the Growth Fund, the strategic exposure to small- and mid-cap equities was raised at the expense of large cap equities. The Funds slightly increased their allocations in SC BlackRock Small Cap Index, SC Invesco Small Cap Growth and SC WMC Blue Chip Mid Cap Funds, whereas the allocations to the SC Lord Abbett Growth & Income and MFS Value Funds were slightly reduced. The strategic adjustments detracted from performance in the Funds since large cap equities outperformed mid cap which, in turn, outperformed small cap equities for the year.

At the end of June, the IPC recommended an underweight in REITs and an overweight in U.S. large cap equities. In August, the IPC recommended to underweight U.S. small cap equities and high yield debt as well as to overweight U.S. large cap equities and investment grade corporate debt. As a result of these changes, the exposure to small cap equities was reduced in the Balanced and Conservative Funds by reducing the allocation to the SC Columbia Small Cap Value Fund and increasing the allocations to the MFS Value and SC BlackRock Large Cap Index Funds. The Balanced and Conservative Funds also reduced their exposure in the SC PIMCO High Yield Fund and reallocated assets to SC PIMCO Total Return and Sun Capital Investment Grade Bond Funds. In the Growth Fund, reduced positions in the SC Invesco Small Cap Growth, SC BlackRock Small Cap Index and SC Columbia Small Cap Value Funds were reallocated to the MFS Value and SC BlackRock Large Cap Index Funds.

In late September, the IPC recommended to further reduce risk in the Funds and overweight cash equivalents or short-term bonds at the expense of equities. This resulted in reduced exposures to the SC Davis Venture Value, SC Goldman Sachs Mid Cap Value, SC AllianceBernstein International Value and MFS International Growth Funds and reallocations to the SC Goldman Sachs Short Duration Fund.

In December, the IPC recommended to remove the underweight in high yield debt. However, no changes were made at the fund level since the asset class targets were effectively achieved due to increases in the underlying high yield exposures of the SC PIMCO Total Return and Sun Capital Investment Grade Bond Funds.

What key factors were responsible for the Funds’ performance during the year ended December 31, 2011?

In the volatile year of 2011, fixed income assets outperformed equities and among equity asset classes, U.S. equities outperformed non-U.S. developed and emerging market equities, growth stocks outperformed value

SC SM IBBOTSON BALANCED, CONSERVATIVE AND GROWTH FUNDS (Continued)

stocks, and large-cap equities outperformed mid-cap and small-cap equities. Among the fixed income asset classes, Treasury Inflation Protected Securities (TIPS) significantly outperformed all other bonds, and investment-grade bonds outperformed high yield and short-term bonds. Relative to basic, blended benchmarks of the S&P 500 and Barclays Capital U.S. Aggregate Bond indices, the SC Funds’ asset allocations and asset class diversification detracted from relative performance mainly due to strategic exposure to non-U.S. equities and short-term bonds.

The dynamic asset allocation weightings, discussed earlier, took an increasingly defensive posturing over the last half of the year which, in the third quarter contributed positively to performance relative to strategic targets but wound up slightly detracting from relative performance due to the strong outperformance of equities relative to bonds in the fourth quarter. Additionally, the underweight in REITs contributed positively to performance.

In the Balanced, Conservative, and Growth Funds, underlying fund-level performance detracted from overall performance relative to a weighted-average of indices representing our targeted asset class exposure across all Funds. The SC Lord Abbett Growth & Income, SC WMC Large Cap Growth, SC WMC Blue Chip Mid Cap, SC Ibbotson Tactical Opportunities and SC Davis Venture Value Funds experienced the largest underperformance relative to their respective benchmarks during the year.

Which underlying funds were the most significant contributors/detractors to the Funds’ performance for the year ended December 31, 2011?

Balanced Fund

The SC BlackRock Inflation Protected Bond, Sun Capital Investment Grade Bond, SC PIMCO Total Return, SC Goldman Sachs Mid Cap Value and SC PIMCO High Yield Funds were the top positive contributors to the Balanced Fund’s absolute performance. The SC Ibbotson Tactical Opportunities, MFS International Growth, SC AllianceBernstein International Value, MFS Emerging Markets Equity and SC BlackRock International Index Funds were the most significant detractors to the Balanced Fund’s absolute performance for the year.

Conservative Fund

The SC BlackRock Inflation Protected Bond, Sun Capital Investment Grade Bond, SC PIMCO Total Return, SC PIMCO High Yield, and SC Goldman Sachs Mid Cap Value Funds were the top positive contributors to the Conservative Fund’s absolute performance. The SC Ibbotson Tactical Opportunities, SC AllianceBernstein International Value, MFS International Growth, SC WMC Blue Chip Mid Cap and SC BlackRock International Index Funds were the most significant detractors to the Conservative Fund’s absolute performance for the year.

Growth Fund

The SC BlackRock Inflation Protected Bond, SC PIMCO Total Return, Sun Capital Investment Grade Bond, MFS Value and SC Goldman Sachs Mid Cap Value Funds were the top positive contributors to the Growth Fund’s absolute performance. The SC Ibbotson Tactical Opportunities, MFS International Growth, SC AllianceBernstein International Value, SC WMC Blue Chip Mid Cap and MFS Emerging Markets Equity Funds were the most significant detractors to the Growth Fund’s absolute performance for the year.

SC SM IBBOTSON BALANCED FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2011

	% of Net Assets	Category
SC Ibbotson Tactical Opportunities Fund	19.9%	Fund of ETFs
SC Goldman Sachs Short Duration Fund	11.9	Fixed Income
SC PIMCO Total Return Fund	10.0	Fixed Income
Sun Capital Investment Grade Bond Fund	8.0	Fixed Income
SC BlackRock Inflation Protected Bond Fund	6.9	Fixed Income
MFS Value Portfolio	5.5	Domestic Equity
SC WMC Large Cap Growth Fund	4.5	Domestic Equity
SC BlackRock Large Cap Index Fund	3.8	Domestic Equity
SC Davis Venture Value Fund	3.6	Domestic Equity
MFS International Growth Portfolio	3.5	International Equity

SC SM IBBOTSON BALANCED FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Balanced Fund – Initial Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Balanced Fund – Service Class and the Dow Jones Moderate U.S. Relative Risk Portfolio Index

SC SM IBBOTSON BALANCED FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Ibbotson Balanced Fund–Initial Class Shares	(1.56)%	11.02%	6.87%
SC Ibbotson Balanced Fund–Service Class Shares	(1.81)%	10.73%	6.57%
Dow Jones Moderate U.S. Relative Risk Portfolio Index*	3.32%	13.43%	7.54%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderate U.S. Relative Risk Portfolio Index consists of 60% equities and 40% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Balanced Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM IBBOTSON CONSERVATIVE FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2011

	% of Net Assets	Category
SC Goldman Sachs Short Duration Fund	19.3%	Fixed Income
SC PIMCO Total Return Fund	12.7	Fixed Income
SC BlackRock Inflation Protected Bond Fund	11.8	Fixed Income
Sun Capital Investment Grade Bond Fund	11.7	Fixed Income
SC Ibbotson Tactical Opportunities Fund	9.9	Fund of ETFs
MFS Value Portfolio	4.8	Domestic Equity
SC PIMCO High Yield Fund	4.0	Fixed Income
SC WMC Large Cap Growth Fund	4.0	Domestic Equity
SC BlackRock Large Cap Index Fund	3.3	Domestic Equity
SC WMC Blue Chip Mid Cap Fund	3.0	Domestic Equity

SC SM IBBOTSON CONSERVATIVE FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Conservative Fund – Initial Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Conservative Fund – Service Class and the Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index

SC SM IBBOTSON CONSERVATIVE FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Ibbotson Conservative Fund–Initial Class Shares	0.97%	9.83%	6.24%
SC Ibbotson Conservative Fund–Service Class Shares	0.63%	9.57%	5.97%
Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index*	5.07%	11.09%	7.76%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Conservative U.S. Relative Risk Portfolio Index consists of 40% equities and 60% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Conservative Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

SC SM IBBOTSON GROWTH FUND

PORTFOLIO COMPOSITION AT DECEMBER 31, 2011*

Percentage of Net Assets

*	The percentages shown for each investment category reflect the value of investments in that category as a percentage of net assets. Figures in the above graph may not total to 100% due to the exclusion of the Fund’s other assets and liabilities.

TOP TEN INVESTMENT COMPANIES AT DECEMBER 31, 2011

	% of Net Assets	Category
SC Ibbotson Tactical Opportunities Fund	20.1%	Fund of ETFs
SC PIMCO Total Return Fund	8.3	Fixed Income
SC Davis Venture Value Fund	7.7	Domestic Equity
SC WMC Large Cap Growth Fund	7.3	Domestic Equity
MFS Value Portfolio	6.7	Domestic Equity
SC BlackRock Large Cap Index Fund	5.6	Domestic Equity
MFS International Growth Portfolio	5.5	International Equity
SC WMC Blue Chip Mid Cap Fund	5.1	Domestic Equity
SC Goldman Sachs Mid Cap Value Fund	4.7	Domestic Equity
Sun Capital Investment Grade Bond Fund	4.4	Fixed Income

SC SM IBBOTSON GROWTH FUND (Continued)

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Growth Fund – Initial Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

Comparison of Change in Value of a $10,000 Investment in the SC Ibbotson Growth Fund – Service Class and the Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index

SC SM IBBOTSON GROWTH FUND (Continued)

Average Annual Total Returns for Periods Ended December 31, 2011**

	One Year	Three Years	Life of Fund***
SC Ibbotson Growth Fund–Initial Class Shares	(3.66)%	11.71%	6.75%
SC Ibbotson Growth Fund–Service Class Shares	(3.90)%	11.44%	6.51%
Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index*	1.45%	15.64%	7.04%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and cannot be invested in directly. The Dow Jones Relative Risk Indices measure the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indices are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. The Dow Jones Moderately Aggressive U.S. Relative Risk Portfolio Index consists of 80% equities and 20% fixed income.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance is no guarantee of future results. Performance may have changed materially since December 31, 2011. All Fund returns are net of fees and expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the SC Ibbotson Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***For the period from October 1, 2008 (commencement of operations) to December 31, 2011.

EXPENSE INFORMATION

December 31, 2011 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following table is intended to increase your understanding of the ongoing costs of investing in each Fund. The following example is based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The table below provides information about actual account values and actual expenses. You may use the actual account values and actual expense information below, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Actual Expenses Paid During Period”. In addition, SC Ibbotson Tactical Opportunities Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Hypothetical (5% annual return before expenses): The table below also provides information about hypothetical account values and hypothetical expenses for comparison purposes. The hypothetical account values and hypothetical expenses are based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds. In addition, SC Ibbotson Tactical Opportunities Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, as shareholders in underlying funds, indirectly bear a pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in the annualized expense ratios used to calculate the “Net Expense Ratio During Period” for the Funds.

Expense Information

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value 12/31/11	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
SC AllianceBernstein International Value Fund
Initial Class	$1,000.00	$807.50	$1,021.37	$3.46	$3.87	0.76%
Service Class	1,000.00	807.40	1,020.11	4.60	5.14	1.01
SC BlackRock International Index Fund
Initial Class	1,000.00	832.10	1,022.13	2.82	3.11	0.61
Service Class	1,000.00	830.60	1,020.87	3.97	4.38	0.86
SC BlackRock Large Cap Index Fund
Initial Class	1,000.00	960.50	1,022.63	2.52	2.60	0.51
Service Class	1,000.00	958.80	1,021.37	3.75	3.87	0.76
SC BlackRock Small Cap Index Fund
Initial Class	1,000.00	899.20	1,022.13	2.92	3.11	0.61
Service Class	1,000.00	897.80	1,020.87	4.11	4.38	0.86
SC Goldman Sachs Mid Cap Value Fund
Initial Class	1,000.00	937.40	1,019.86	5.18	5.40	1.06
Service Class	1,000.00	936.80	1,018.60	6.40	6.67	1.31
SC Columbia Small Cap Value Fund
Initial Class	1,000.00	908.40	1,019.36	5.58	5.90	1.16
Service Class	1,000.00	907.30	1,018.10	6.78	7.17	1.41

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

EXPENSE INFORMATION (Continued)

December 31, 2011 (Unaudited)

	Beginning Account Value 7/1/11	Actual Ending Account Value 12/31/11	Hypothetical Ending Account Value 12/31/11	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
SC Davis Venture Value Fund
Initial Class	$1,000.00	$936.00	$1,020.92	$4.15	$4.33	0.85%
Service Class	1,000.00	935.00	1,019.66	5.36	5.60	1.10
SC Invesco Small Cap Growth Fund
Initial Class	1,000.00	885.90	1,019.36	5.51	5.90	1.16
Service Class	1,000.00	884.90	1,018.10	6.70	7.17	1.41
SC Lord Abbett Growth & Income Fund
Initial Class	1,000.00	914.70	1,020.77	4.25	4.48	0.88
Service Class	1,000.00	913.20	1,019.51	5.45	5.75	1.13
SC WMC Blue Chip Mid Cap Fund
Initial Class	1,000.00	864.20	1,020.37	4.51	4.89	0.96
Service Class	1,000.00	862.70	1,019.11	5.68	6.16	1.21
SC WMC Large Cap Growth Fund
Initial Class	1,000.00	908.80	1,020.62	4.38	4.63	0.91
Service Class	1,000.00	907.80	1,019.36	5.58	5.90	1.16
Sun Capital Global Real Estate Fund
Initial Class	1,000.00	874.40	1,019.71	5.15	5.55	1.09
Service Class	1,000.00	874.10	1,018.45	6.33	6.82	1.34
SC Ibbotson Tactical Opportunities Fund
Initial Class	1,000.00	891.60	1,022.99	2.10	2.24	0.44
Sun Capital Investment Grade Bond Fund
Initial Class	1,000.00	1,030.80	1,021.68	3.58	3.57	0.70
Service Class	1,000.00	1,029.50	1,020.42	4.86	4.84	0.95
Sun Capital Money Market Fund
Initial Class	1,000.00	1,000.60	1,025.21	0.00	0.00	0.00
Service Class	1,000.00	1,000.00	1,024.60	0.60	0.61	0.12
SC BlackRock Inflation Protected Bond Fund
Initial Class	1,000.00	1,062.90	1,021.88	3.43	3.36	0.66
Service Class	1,000.00	1,062.10	1,020.62	4.73	4.63	0.91
SC Goldman Sachs Short Duration Fund
Initial Class	1,000.00	997.60	1,021.93	3.27	3.31	0.65
Service Class	1,000.00	995.30	1,020.67	4.53	4.58	0.90
SC PIMCO High Yield Fund
Initial Class	1,000.00	1,000.50	1,021.42	3.78	3.82	0.75
Service Class	1,000.00	999.30	1,020.16	5.04	5.09	1.00
SC PIMCO Total Return Fund
Initial Class	1,000.00	1,010.40	1,021.88	3.34	3.36	0.66
Service Class	1,000.00	1,008.20	1,020.62	4.61	4.63	0.91
SC Ibbotson Balanced Fund
Initial Class	1,000.00	942.50	1,024.30	0.88	0.92	0.18
Service Class	1,000.00	940.80	1,023.04	2.10	2.19	0.43
SC Ibbotson Conservative Fund
Initial Class	1,000.00	971.00	1,024.20	0.99	1.02	0.20
Service Class	1,000.00	969.30	1,022.94	2.23	2.29	0.45
SC Ibbotson Growth Fund
Initial Class	1,000.00	919.10	1,024.15	1.02	1.07	0.21
Service Class	1,000.00	918.30	1,022.89	2.22	2.35	0.46

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.5%
AEROSPACE & DEFENSE – 0.6%
BAE Systems PLC	GB	48,700	$215,624
Saab AB, Class B	SE	12,100	250,367

			465,991

AIRLINES – 0.6%
Cathay Pacific Airways Ltd.	HK	137,000	234,960
Deutsche Luftansa AG	DE	17,400	206,846

			441,806

AUTO COMPONENTS – 2.3%
Bridgestone Corp.	JP	22,400	507,834
Compagnie Generale Des Etablissements Michelin, Class B	FR	2,400	141,876
Faurecia	FR	7,400	140,310
GKN PLC	GB	112,200	318,871
Magna International, Inc.	CA	10,900	363,779
Sumitomo Rubber Industries Ltd.	JP	16,700	200,478

			1,673,148

AUTOMOBILES – 3.8%
Bayerische Motoren Werke AG	DE	5,500	368,447
Daimler AG	DE	5,800	254,626
Mazda Motor Corp.*	JP	190,000	335,715
Nissan Motor Co., Ltd.	JP	75,900	682,380
Renault SA	FR	15,050	522,023
Toyota Motor Corp.	JP	18,500	616,507

			2,779,698

BEVERAGES – 0.6%
Asahi Breweries Ltd.	JP	20,400	447,915

BUILDING PRODUCTS – 0.8%
Asahi Glass Co., Ltd.	JP	53,000	444,823
Compagnie de Saint-Gobain	FR	2,660	102,128

			546,951

CAPITAL MARKETS – 1.1%
Deutsche Bank AG	DE	13,880	528,776
Macquarie Group Ltd.	AU	10,600	257,924

			786,700

	Country Code**	Shares	Value

CHEMICALS – 3.7%
Agrium, Inc.	CA	2,200	$147,667
BASF SE	DE	6,600	460,331
DIC Corp.	JP	80,000	145,511
Incitec Pivot Ltd.	AU	87,000	276,739
JSR Corp.	JP	15,400	284,111
Koninklijke DSM NV	NL	13,010	603,649
Linde AG	DE	1,100	163,651
Mitsubishi Gas Chemical Co., Inc.	JP	22,000	122,048
Syngenta AG*	CH	727	212,845
Tosoh Corp.	JP	32,000	85,644
Ube Industries Ltd.	JP	73,000	200,117

			2,702,313

COMMERCIAL BANKS – 9.4%
Australia & New Zealand Banking Group Ltd.	AU	31,300	657,240
Banco Bilbao Vizcaya Argentaria SA	ES	29,000	250,722
Banco do Brasil SA	BR	8,100	102,919
Banco Santander SA	ES	18,100	137,510
Barclays PLC	GB	98,700	269,851
BNP Paribas	FR	10,519	413,192
BOC Hong Kong Holdings Ltd.	HK	104,000	246,388
HSBC Holdings PLC	GB	109,225	832,951
KB Financial Group, Inc. ADR*	KR	2,247	70,421
KBC GROEP NV	BE	14,400	181,359
Lloyds Banking Group PLC*	GB	810,700	326,148
Mitsubishi UFJ Financial Group, Inc.	JP	158,800	674,647
Mizuho Financial Group, Inc.	JP	175,200	236,726
National Australia Bank Ltd.	AU	35,900	857,745
National Bank of Canada	CA	3,700	262,005
Societe Generale	FR	25,064	558,115
Sumitomo Mitsui Financial Group, Inc.	JP	18,900	526,460
The Bank of Yokohama Ltd.	JP	31,000	146,603
Turkiye Is Bankasi, C Shares	TR	30,700	53,659

			6,804,661

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMUNICATIONS EQUIPMENT – 0.3%
Telefonaktiebolaget LM Ericsson	SE	22,309	$228,210

COMPUTERS & PERIPHERALS – 1.3%
Fujitsu Ltd.	JP	86,000	446,928
NEC Corp.*	JP	59,000	119,579
Toshiba Corp.	JP	98,000	401,065

			967,572

CONSTRUCTION & ENGINEERING – 0.9%
Balfour Beatty PLC	GB	53,500	220,010
Bouygues SA	FR	13,045	411,029

			631,039

DISTRIBUTORS – 0.4%
Imperial Holdings Ltd.	ZA	7,450	113,976
Inchcape PLC	GB	43,900	200,030

			314,006

DIVERSIFIED FINANCIAL SERVICES – 1.4%
ING Groep NV - CVA*	NL	95,378	686,343
Orix Corp.	JP	4,060	335,476

			1,021,819

DIVERSIFIED TELECOMMUNICATION SERVICES – 5.7%
BT Group PLC	GB	56,850	168,542
France Telecom SA	FR	13,900	218,310
Koninklijke KPN NV	NL	12,800	153,156
Nippon Telegraph & Telephone Corp.	JP	19,600	1,002,027
Tele2 AB, B Shares	SE	11,700	227,640
Telecom Italia SpA	IT	512,400	551,097
Telecom Italia SpA RSP	IT	163,600	146,524
Telefonica SA	ES	11,470	198,701
Telenor ASA	NO	16,500	270,639
TeliaSonera AB	SE	46,500	316,011
Telstra Corp., Ltd.	AU	115,790	394,372
Vivendi	FR	23,690	518,781

			4,165,800

ELECTRIC UTILITIES – 2.0%
E.ON AG	DE	38,200	824,171
EDP - Energias de Portugal SA	PT	102,000	315,644

	Country Code**	Shares	Value

Enel SpA	IT	47,928	$195,025
Scottish & Southern Energy PLC	GB	7,000	140,345

			1,475,185

ELECTRICAL EQUIPMENT – 1.2%
Furukawa Electric Co., Ltd.	JP	54,000	124,178
Mitsubishi Electric Corp.	JP	38,000	364,350
Sumitomo Electric Industries Ltd.	JP	37,800	411,542

			900,070

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.7%
AU Optronics Corp. ADR	TW	25,934	112,035
Celestica, Inc.*	CA	14,300	105,135
Hitachi Ltd.	JP	41,000	215,201
LG Display Co., Ltd. ADR*	KR	7,700	81,081

			513,452

ENERGY EQUIPMENT & SERVICES –1.0%
Aker Solutions ASA	NO	19,100	201,033
Seadrill Ltd.	BM	12,290	410,978
Transocean Ltd.	CH	3,100	119,703

			731,714

FOOD & STAPLES RETAILING – 1.7%
Aeon Co., Ltd.	JP	9,200	126,340
Delhaize Group	BE	4,835	271,615
Empire Co., Ltd., Class A	CA	3,600	208,880
Koninklijke Ahold NV	NL	29,890	402,519
Metro, Inc., Class A	CA	2,400	127,215
Tesco PLC	GB	19,500	122,179

			1,258,748

FOOD PRODUCTS – 3.2%
Danone SA	FR	4,400	276,592
Goodman Fielder Ltd.	AU	273,842	121,837
Nestle SA	CH	25,988	1,494,040
Unilever NV	NL	11,800	405,781

			2,298,250

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

GAS UTILITIES – 1.0%
Gas Natural SDG SA	ES	26,200	$449,807
Tokyo Gas Co., Ltd.	JP	61,000	280,551

			730,358

HEALTH CARE PROVIDERS & SERVICES – 0.4%
Medipal Holdings Corp.	JP	25,100	262,185

HOTELS, RESTAURANTS & LEISURE – 0.8%
Compass Group PLC	GB	14,080	133,603
Tui Travel PLC	GB	81,600	210,110
William Hill PLC	GB	84,220	265,249

			608,962

HOUSEHOLD DURABLES – 1.5%
Sharp Corp.	JP	52,000	454,671
Sony Corp.	JP	22,500	403,989
Taylor Wimpey PLC*	GB	332,800	193,814

			1,052,474

INDUSTRIAL CONGLOMERATES – 1.2%
Cookson Group PLC	GB	24,900	196,829
Hutchison Whampoa Ltd.	HK	16,000	134,525
Siemens AG	DE	5,700	545,472

			876,826

INSURANCE – 6.0%
Aegon NV*	NL	97,510	391,354
Allianz SE	DE	8,760	837,965
Assicurazioni Generali SpA	IT	9,600	144,500
Aviva PLC	GB	79,300	370,444
Catlin Group Ltd.	BM	43,500	269,344
Hannover Rueckversicherung AG	DE	3,900	193,448
Insurance Australia Group Ltd.	AU	44,800	136,548
Legal & General Group PLC	GB	296,230	472,926
Muenchener Rueckversicherungs AG	DE	3,660	448,969
Prudential PLC	GB	19,000	188,402
Resolution Ltd.	GG	78,740	307,420
Suncorp Group Ltd.	AU	42,500	364,270

	Country Code**	Shares	Value

Zurich Financial Services AG*	CH	1,070	$242,069

			4,367,659

IT SERVICES – 0.2%
Nomura Research Institute Ltd.	JP	6,500	146,940

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	10,600	150,937

MACHINERY – 0.5%
IHI Corp.	JP	95,000	230,804
Volvo AB, B Shares	SE	12,850	140,599

			371,403

MARINE – 0.4%
AP Moller – Maersk A/S, Class B	DK	47	310,316

MEDIA – 1.1%
Fairfax Media Ltd.	AU	228,700	168,419
Groupe Aeroplan, Inc.	CA	9,700	113,686
ITV PLC	GB	324,500	343,441
Lagardere SCA	FR	6,600	174,258

			799,804

METALS & MINING – 6.6%
Anglo American PLC	GB	18,990	701,602
ArcelorMittal	LU	7,800	142,645
BHP Billiton Ltd.	AU	5,000	176,024
BHP Billiton PLC	GB	28,800	839,738
Dowa Holdings Co., Ltd.	JP	35,000	221,450
Exxaro Resources Ltd.	ZA	5,240	109,051
Fortescue Metals Group Ltd.	AU	19,300	84,290
IAMGOLD Corp.	CA	12,400	196,939
JFE Holdings, Inc.	JP	18,700	338,675
KGHM Polska Miedz SA	PL	3,000	96,152
Mitsubishi Materials Corp.	JP	79,000	214,512
Rio Tinto PLC	GB	21,310	1,034,201
ThyssenKrupp AG	DE	16,600	380,814
Vale SA ADR	BR	4,100	84,460
Xstrata PLC	GB	9,957	151,230

			4,771,783

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

MULTI-UTILITIES – 0.5%
GDF Suez	FR	8,300	$226,877
RWE AG	DE	3,250	114,201

			341,078

OFFICE ELECTRONICS – 0.3%
Konica Minolta Holdings, Inc.	JP	29,500	219,995

OIL, GAS & CONSUMABLE FUELS – 10.8%
Banpu Public Co., Ltd.	TH	5,950	102,970
BG Group PLC	GB	6,000	128,262
BP PLC	GB	285,340	2,040,628
China Petroleum & Chemical Corp.	CN	142,000	149,741
Eni SpA	IT	29,500	611,268
Gazprom OAO ADR	RU	16,080	171,751
Inpex Corp.	JP	22	138,626
JX Holdings, Inc.	JP	51,400	310,524
Lukoil ADR	RU	2,100	111,676
Nexen, Inc.	CA	27,404	436,043
Petroleo Brasileiro SA ADR	BR	4,200	98,658
Repsol YPF SA	ES	5,800	178,170
Royal Dutch Shell PLC, A Shares	GB	56,877	2,072,208
Statoil ASA	NO	8,650	222,004
Total SA	FR	20,500	1,048,019

			7,820,548

PAPER & FOREST PRODUCTS – 0.4%
Oji Paper Co., Ltd.	JP	55,000	282,253

PERSONAL PRODUCTS – 0.6%
Kao Corp.	JP	8,700	237,704
L’oreal SA	FR	2,000	208,892

			446,596

PHARMACEUTICALS – 9.7%
AstraZeneca PLC	GB	33,000	1,524,658
Bayer AG	DE	9,600	613,785
GlaxoSmithKline PLC	GB	52,300	1,195,180
Novartis AG	CH	23,290	1,331,495
Otsuka Holdings Co., Ltd.	JP	13,300	373,927
Roche Holding AG	CH	7,200	1,220,313
Sanofi-Aventis SA	FR	10,949	804,190

			7,063,548

	Country Code**	Shares	Value

PROFESSIONAL SERVICES – 0.3%
Randstad Holding NV	NL	7,700	$227,817

REAL ESTATE INVESTMENT TRUSTS – 0.7%
Land Securities Group PLC	GB	9,402	92,791
The Link REIT	HK	63,000	231,993
Unibail-Rodamco	FR	960	172,581

			497,365

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.2%
Cheung Kong Holdings Ltd.	HK	27,000	321,743
Mitsui Fudosan Co., Ltd.	JP	15,000	218,657
New World Development Ltd.	HK	297,908	240,118
Sumitomo Realty & Development Co., Ltd.	JP	7,000	122,593

			903,111

ROAD & RAIL – 1.7%
Central Japan Railway Co.	JP	16	135,118
East Japan Railway Co.	JP	4,300	273,743
FirstGroup PLC	GB	43,700	229,387
Nippon Express Co., Ltd.	JP	79,000	307,912
West Japan Railway Co.	JP	6,300	273,789

			1,219,949

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Advanced Semiconductor Engineering, Inc. ADR	TW	24,416	105,965
GCL-Poly Energy Holdings Ltd.	KY	637,000	177,979
Samsung Electronics Co., Ltd. GDR	KR	300	138,210

			422,154

SPECIALTY RETAIL – 0.5%
Kingfisher PLC	GB	90,500	352,350

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

TEXTILES, APPAREL & LUXURY GOODS – 0.3%
Adidas AG	DE	1,570	$102,127
Compagnie Financiere Richemont SA	CH	2,200	111,276

			213,403

TOBACCO – 2.8%
British American Tobacco PLC	GB	12,600	597,894
Imperial Tobacco Group PLC	GB	16,700	631,520
Japan Tobacco, Inc.	JP	163	766,610

			1,996,024

TRADING COMPANIES & DISTRIBUTORS – 1.4%
Marubeni Corp.	JP	18,000	109,679
Mitsubishi Corp.	JP	24,500	494,966
Mitsui & Co., Ltd.	JP	21,100	328,137
Sumitomo Corp.	JP	8,400	113,717

			1,046,499

WIRELESS TELECOMMUNICATION SERVICES – 2.1%
KDDI Corp.	JP	21	135,053
Vodafone Group PLC	GB	497,800	1,383,046

			1,518,099

Total Common Stocks (Cost $77,012,656)			70,175,484

EQUITY LINKED SECURITIES – 0.2%
COMMERCIAL BANKS – 0.1% +
Hana Financial Group, Inc. (Deutsche Bank AG), expires 11/18/19* (1)	DE	3,400	104,815

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.0% ^+
AU Optronics Corp., (Credit Suisse Group AG), expires 2/17/12* (1)	CH	19,947	8,597

METALS & MINING – 0.1%
Tata Steel Ltd., (Merrill Lynch & Co., Inc.), expires 12/23/14* (1)		7,300	46,098

Total Equity Linked Securities (Cost $210,047)			159,510

	Country Code**	Shares	Value

PREFERRED STOCKS – 0.9%
AUTOMOBILES – 0.9%
Volkswagen AG (Cost $733,945)	DE	4,390	$657,664

SHORT TERM INVESTMENTS – 2.0%
MUTUAL FUNDS – 2.0%
AllianceBernstein Government Short Term Investment Fund, 0.08% (Cost $1,451,445)		1,451,445	1,451,445

TOTAL INVESTMENTS – 99.6%
(Cost $79,408,093)			72,444,103
Other assets less liabilities – 0.4%			315,906

NET ASSETS – 100.0%			$72,760,009

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
AU	Australia
BE	Belgium
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
GG	Guernsey
HK	Hong Kong
IT	Italy
JP	Japan
KR	Korea, Republic of
KY	Cayman Islands
LU	Luxembourg
NL	Netherlands
NO	Norway
PL	Poland
PT	Portugal
RU	Russia
SE	Sweden
TH	Thailand
TR	Turkey
TW	Taiwan, Province of China
ZA	South Africa

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
^	Amount is less than 0.05%.
+	Country listed is the country in which the broker is domiciled.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,510, representing 0.2% of net assets.

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

Great Britain	25.0%
Japan	23.0
Germany	9.4
France	8.2
Switzerland	6.5
Australia	4.8
Netherlands	4.0
Canada	2.7
Italy	2.3
United States	2.0
Other (individually less than 2%)	11.7

(2)	At the period end, cash of $19,934 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation ($)
Long	DJ Euro Stoxx 50 Index March Futures	3/16/12	9	3,275

(3)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Deutsche Bank AG (London)	CAD	189,000	USD	185,392	2/15/12	38
Standard Chartered Bank	JPY	52,640,000	USD	678,989	2/15/12	(5,393)
UBS AG	CAD	2,072,000	USD	2,037,245	2/15/12	5,207
UBS AG	USD	287,720	CAD	302,000	2/15/12	8,455

Net unrealized appreciation						8,307

CAD	Canadian Dollar
JPY	Japanese Yen
USD	United States Dollar

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$—	$465,991	$—	$465,991
Airlines	—	441,806	—	441,806
Auto Components	363,779	1,309,369	—	1,673,148
Automobiles	—	2,779,698	—	2,779,698
Beverages	—	447,915	—	447,915
Building Products	—	546,951	—	546,951
Capital Markets	—	786,700	—	786,700
Chemicals	147,667	2,554,646	—	2,702,313
Commercial Banks	332,426	6,472,235	—	6,804,661
Communications Equipment	—	228,210	—	228,210
Computers & Peripherals	—	967,572	—	967,572
Construction & Engineering	—	631,039	—	631,039
Distributors	—	314,006	—	314,006
Diversified Financial Services	—	1,021,819	—	1,021,819
Diversified Telecommunication Services	—	4,165,800	—	4,165,800
Electric Utilities	—	1,475,185	—	1,475,185
Electrical Equipment	—	900,070	—	900,070
Electronic Equipment, Instruments & Components	298,251	215,201	—	513,452
Energy Equipment & Services	—	731,714	—	731,714
Food & Staples Retailing	336,095	922,653	—	1,258,748
Food Products	—	2,298,250	—	2,298,250
Gas Utilities	—	730,358	—	730,358
Health Care Providers & Services	—	262,185	—	262,185
Hotels, Restaurants & Leisure	—	608,962	—	608,962
Household Durables	—	1,052,474	—	1,052,474
Industrial Conglomerates	—	876,826	—	876,826
Insurance	—	4,367,659	—	4,367,659
IT Services	—	146,940	—	146,940
Leisure Equipment & Products	—	150,937	—	150,937
Machinery	—	371,403	—	371,403
Marine	—	310,316	—	310,316
Media	113,686	686,118	—	799,804
Metals & Mining	281,399	4,490,384	—	4,771,783
Multi-Utilities	—	341,078	—	341,078
Office Electronics	—	219,995	—	219,995
Oil, Gas & Consumable Fuels	706,452	7,114,096	—	7,820,548
Paper & Forest Products	—	282,253	—	282,253
Personal Products	—	446,596	—	446,596

See Notes to Financial Statements.

SC SM ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Pharmaceuticals	$—	$7,063,548	$—	$7,063,548
Professional Services	—	227,817	—	227,817
Real Estate Investment Trusts	—	497,365	—	497,365
Real Estate Management & Development	—	903,111	—	903,111
Road & Rail	—	1,219,949	—	1,219,949
Semiconductors & Semiconductor Equipment	105,965	316,189	—	422,154
Specialty Retail	—	352,350	—	352,350
Textiles, Apparel & Luxury Goods	—	213,403	—	213,403
Tobacco	—	1,996,024	—	1,996,024
Trading Companies & Distributors	—	1,046,499	—	1,046,499
Wireless Telecommunication Services	—	1,518,099	—	1,518,099

Total Common Stocks	2,685,720	67,489,764	—	70,175,484

Equity Linked Securities (a)	—	159,510	—	159,510
Preferred Stocks (a)	—	657,664	—	657,664
Short Term Investments
Mutual Funds	1,451,445	—	—	1,451,445

Total Investments	4,137,165	68,306,938	—	72,444,103

Financial Derivative Instruments
Futures Contracts	—	3,275	—	3,275
Forward Foreign Currency Exchange Contracts	—	13,700	—	13,700

Total Financial Derivative Instruments	$—	$16,975	$—	$16,975

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,393)	$—	$(5,393)

Total Financial Derivative Instruments	$—	$(5,393)	$—	$(5,393)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.1%
AEROSPACE & DEFENSE – 0.7%
BAE Systems PLC	GB	24,694	$109,335
Cobham PLC	GB	8,528	24,289
Elbit Systems Ltd.	IL	153	6,283
European Aeronautic Defense and Space Co., NV	NL	3,024	94,519
Finmeccanica SpA	IT	3,136	11,600
Meggitt PLC	GB	5,538	30,343
Rolls-Royce Holdings PLC*	GB	13,811	160,113
Safran SA	FR	1,252	37,601
Singapore Technologies Engineering Ltd.	SG	12,000	24,887
Thales SA	FR	743	23,464

			522,434

AIR FREIGHT & LOGISTICS – 0.3%
Deutsche Post AG	DE	6,248	96,067
TNT Express NV	NL	2,509	18,750
Toll Holdings Ltd.	AU	5,123	22,112
Yamato Holdings Co., Ltd.	JP	2,800	47,182

			184,111

AIRLINES – 0.2%
All Nippon Airways Co., Ltd.	JP	6,000	16,760
Cathay Pacific Airways Ltd.	HK	10,000	17,150
Deutsche Luftansa AG	DE	1,656	19,686
International Consolidated Airlines Group SA*	ES	7,730	17,408
Qantas Airways Ltd.*	AU	9,427	14,077
Ryanair Holdings PLC ADR*	IE	303	8,442
Singapore Airlines Ltd.	SG	4,000	31,302

			124,825

AUTO COMPONENTS – 0.8%
Aisin Seiki Co., Ltd.	JP	1,400	39,906
Bridgestone Corp.	JP	4,800	108,822
Compagnie Generale Des Etablissements Michelin, Class B	FR	1,330	78,623
Continental AG*	DE	591	36,788
Denso Corp.	JP	3,600	99,436
GKN PLC	GB	11,050	31,404

	Country Code**	Shares	Value

Koito Manufacturing Co., Ltd.	JP	1,000	$14,031
NGK Spark Plug Co., Ltd.	JP	1,000	12,407
NHK Spring Co., Ltd.	JP	1,000	8,861
NOK Corp.	JP	800	13,751
Nokian Renkaat OYJ	FI	779	25,084
Pirelli & C. SpA	IT	1,663	14,001
Stanley Electric Co., Ltd.	JP	1,000	14,694
Sumitomo Rubber Industries Ltd.	JP	1,200	14,406
Toyoda Gosei Co., Ltd.	JP	400	6,376
Toyota Boshoku Corp.	JP	600	6,260
Toyota Industries Corp.	JP	1,300	35,384

			560,234

AUTOMOBILES – 2.8%
Bayerische Motoren Werke AG	DE	2,437	163,256
Daihatsu Motor Co., Ltd.	JP	2,000	35,702
Daimler AG	DE	6,658	292,293
Fiat SpA	IT	5,540	25,454
Fuji Heavy Industries Ltd.	JP	4,000	24,165
Honda Motor Co., Ltd.	JP	12,000	366,065
Isuzu Motors Ltd.	JP	9,000	41,627
Mazda Motor Corp.*	JP	12,000	21,203
Mitsubishi Motors Corp.*	JP	29,000	34,286
Nissan Motor Co., Ltd.	JP	18,200	163,627
Peugeot SA	FR	1,139	17,852
Renault SA	FR	1,390	48,213
Suzuki Motor Corp.	JP	2,400	49,640
Toyota Motor Corp.	JP	20,300	676,491
Volkswagen AG	DE	228	30,586
Yamaha Motor Co., Ltd.	JP	2,000	25,309

			2,015,769

BEVERAGES – 2.1%
Anheuser-Busch Inbev NV	BE	5,916	362,204
Asahi Breweries Ltd.	JP	2,900	63,674
Carlsberg A/S, Class B	DK	776	54,721
Coca-Cola Amatil Ltd.	AU	4,110	48,385
Coca-Cola Hellenic Bottling Co. SA*	GR	1,393	23,528
Coca-Cola West Co., Ltd.	JP	400	6,938
Diageo PLC	GB	18,421	402,369
Heineken Holding NV	NL	819	33,517

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Heineken NV	NL	1,908	$88,331
Kirin Holdings Co., Ltd.	JP	6,000	72,963
Pernod-Ricard SA	FR	1,460	135,409
SABMiller PLC	GB	7,002	246,462

			1,538,501

BIOTECHNOLOGY – 0.2%
Actelion Ltd.*	CH	800	27,467
CSL Ltd.	AU	3,867	126,566
Grifols SA*	ES	1,019	17,145

			171,178

BUILDING PRODUCTS – 0.5%
Asahi Glass Co., Ltd.	JP	7,000	58,750
Assa Abloy AB	SE	2,291	57,458
Compagnie de Saint-Gobain	FR	2,944	113,032
Daikin Industries Ltd.	JP	1,700	46,558
Geberit AG*	CH	282	54,340
JS Group Corp.	JP	1,900	36,410
Nippon Sheet Glass Co., Ltd.	JP	6,000	11,225
TOTO Ltd.	JP	2,000	15,435

			393,208

CAPITAL MARKETS – 1.7%
3i Group PLC	GB	7,061	19,848
Credit Suisse Group AG*	CH	8,376	196,804
Daiwa Securities Group, Inc.	JP	12,000	37,417
Deutsche Bank AG	DE	6,831	260,236
GAM Holding AG*	CH	1,424	15,463
ICAP PLC	GB	4,033	21,727
Investec PLC	GB	3,773	19,864
Julius Baer Group Ltd.*	CH	1,521	59,493
Macquarie Group Ltd.	AU	2,559	62,267
Man Group PLC	GB	13,964	27,259
Mediobanca SpA	IT	3,819	21,976
Nomura Holdings, Inc.	JP	26,600	80,522
Partners Group Holding AG	CH	94	16,402
Ratos AB	SE	1,442	16,920
SBI Holdings, Inc.	JP	171	12,530
Schroders PLC	GB	842	17,182
UBS AG*	CH	26,756	318,463

			1,204,373

	Country Code**	Shares	Value

CHEMICALS – 3.5%
Air Liquide SA	FR	2,086	$258,074
Air Water, Inc.	JP	1,000	12,732
Akzo Nobel NV	NL	1,697	82,055
Arkema SA	FR	413	29,239
Asahi Kasei Corp.	JP	9,000	54,255
BASF SE	DE	6,750	470,793
Daicel Chemical Industries Ltd.	JP	2,000	12,187
Denki Kagaku Kogyo KK	JP	4,000	14,811
Givaudan SA*	CH	60	57,170
Hitachi Chemical Co., Ltd.	JP	800	14,094
Incitec Pivot Ltd.	AU	11,834	37,643
Israel Chemicals Ltd.	IL	3,429	35,541
Johnson Matthey PLC	GB	1,524	43,454
JSR Corp.	JP	1,400	25,828
K+S AG	DE	1,271	57,443
Kaneka Corp.	JP	2,000	10,654
Kansai Paint Co., Ltd.	JP	2,000	17,851
Koninklijke DSM NV	NL	1,118	51,874
Kuraray Co., Ltd.	JP	2,500	35,566
Lanxess AG	DE	605	31,321
Linde AG	DE	1,254	186,563
Mitsubishi Chemical Holdings Corp.	JP	10,000	55,086
Mitsubishi Gas Chemical Co., Inc.	JP	3,000	16,643
Mitsui Chemicals, Inc.	JP	6,000	18,319
Nitto Denko Corp.	JP	1,200	42,936
Novozymes A/S, B Shares	DK	1,678	51,801
Orica Ltd.	AU	2,612	64,758
Shin-Etsu Chemical Co., Ltd.	JP	3,000	147,720
Showa Denko KK	JP	12,000	24,321
Sika AG	CH	16	30,150
Solvay SA	BE	423	34,852
Sumitomo Chemical Co., Ltd.	JP	12,000	43,809
Syngenta AG*	CH	693	202,890
Taiyo Nippon Sanso Corp.	JP	2,000	13,953
Teijin Ltd.	JP	7,000	21,554
The Israel Corporation Ltd.	IL	15	9,368
Toray Industries, Inc.	JP	11,000	78,745
Tosoh Corp.	JP	4,000	10,705
Ube Industries Ltd.	JP	8,000	21,931

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Umicore	BE	811	$33,452
Wacker Chemie AG	DE	117	9,411
Yara International ASA	NO	1,386	55,618

			2,527,170

COMMERCIAL BANKS – 10.9%
Aozora Bank Ltd.	JP	4,000	11,017
Australia & New Zealand Banking Group Ltd.	AU	19,384	407,027
Banca Carige SpA	IT	4,663	8,932
Banca Monte dei Paschi di Siena SpA	IT	34,961	11,398
Banco Bilbao Vizcaya Argentaria SA	ES	33,793	292,160
Banco De Sabadell SA	ES	8,297	31,506
Banco Espirito Santo SA	PT	3,060	5,347
Banco Popolare SC	IT	13,882	17,967
Banco Popular Espanol SA	ES	6,964	31,726
Banco Santander SA	ES	62,218	472,686
Bank Hapoalim BM	IL	7,964	25,955
Bank Leumi Le-Israel	IL	8,877	25,413
Bankia SAU*	ES	6,264	29,145
Bankinter SA	ES	1,360	8,361
Barclays PLC	GB	83,786	229,076
Bendigo and Adelaide Bank Ltd.	AU	2,761	22,676
BNP Paribas	FR	7,100	278,892
BOC Hong Kong Holdings Ltd.	HK	27,500	65,151
CaixaBank	ES	5,465	26,842
Chuo Mitsui Trust Holdings, Inc.	JP	23,000	67,533
Commerzbank AG*	DE	26,392	44,508
Commonwealth Bank of Australia	AU	11,495	578,684
Credit Agricole SA	FR	7,424	41,893
Danske Bank A/S*	DK	4,802	60,994
DBS Group Holdings Ltd.	SG	13,000	115,462
DnB NOR ASA	NO	7,233	70,808
Erste Group Bank AG	AT	1,344	23,631
Fukuoka Financial Group, Inc.	JP	6,000	25,179
Hang Seng Bank Ltd.	HK	5,500	65,257
Hokuhoku Financial Group, Inc.	JP	10,000	19,488
HSBC Holdings PLC	GB	131,433	1,002,309
Intesa Sanpaolo	IT	72,549	121,502

	Country Code**	Shares	Value

Intesa Sanpaolo RSP	IT	9,099	$11,347
Israel Discount Bank, Class A*	IL	7,807	10,447
KBC GROEP NV	BE	1,245	15,680
Lloyds Banking Group PLC*	GB	302,603	121,739
Mitsubishi UFJ Financial Group, Inc.	JP	93,500	397,226
Mizrahi Tefahot Bank Ltd.	IL	788	6,230
Mizuho Financial Group, Inc.	JP	167,400	226,187
National Australia Bank Ltd.	AU	16,217	387,466
National Bank of Greece SA*	GR	6,898	14,463
Natixis	FR	6,818	17,154
Nordea Bank AB	SE	19,386	150,000
Oversea-Chinese Banking Corp., Ltd.	SG	18,000	108,662
Raiffeisen Bank International AG	AT	441	11,452
Resona Holdings, Inc.	JP	14,000	61,660
Royal Bank of Scotland Group PLC*	GB	129,791	40,676
Seven Bank Ltd.	JP	3,000	5,885
Shinsei Bank Ltd.	JP	11,000	11,433
Skandinaviska Enskilda Banken AB, Class A	SE	10,339	60,228
Societe Generale	FR	4,831	107,575
Standard Chartered PLC	GB	17,530	383,587
Sumitomo Mitsui Financial Group, Inc.	JP	9,900	275,765
Suruga Bank Ltd.	JP	1,000	8,951
Svenska Handelsbanken AB	SE	3,627	95,391
Swedbank AB, Class A	SE	5,941	76,960
The Bank of East Asia Ltd.	HK	11,600	43,986
The Bank of Kyoto Ltd.	JP	2,000	17,227
The Bank of Yokohama Ltd.	JP	9,000	42,562
The Chiba Bank Ltd.	JP	5,000	32,220
The Chugoku Bank Ltd.	JP	2,000	27,881
The Gunma Bank Ltd.	JP	3,000	16,487
The Hachijuni Bank Ltd.	JP	3,000	17,111
The Hiroshima Bank Ltd.	JP	4,000	18,605
The Iyo Bank Ltd.	JP	2,000	19,748

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

The Joyo Bank Ltd.	JP	5,000	$22,086
The Nishi-Nippon City Bank Ltd.	JP	5,000	14,356
The Shizuoka Bank Ltd.	JP	4,000	42,146
UniCredit SpA	IT	9,912	82,360
Unione Di Banche Italiane SCPA	IT	6,118	25,069
United Overseas Bank Ltd.	SG	9,000	105,956
Westpac Banking Corp.	AU	22,328	456,742
Wing Hang Bank Ltd.	HK	1,500	12,303
Yamaguchi Financial Group, Inc.	JP	2,000	19,098

			7,860,632

COMMERCIAL SERVICES & SUPPLIES – 0.6%
Aggreko PLC	GB	1,917	60,048
Babcock International Group PLC	GB	2,664	30,429
Brambles Ltd.	AU	10,874	79,633
Dai Nippon Printing Co., Ltd.	JP	4,000	38,457
Edenred	FR	1,190	29,294
G4S PLC	GB	10,278	43,384
Secom Co., Ltd.	JP	1,500	69,183
Securitas AB	SE	2,211	19,083
Serco Group PLC	GB	3,701	27,244
Societe BIC SA	FR	209	18,529
Toppan Printing Co., Ltd.	JP	4,000	29,414

			444,698

COMMUNICATIONS EQUIPMENT – 0.5%
Alcatel-lucent*	FR	17,000	26,557
Nokia OYJ	FI	27,589	134,687
Telefonaktiebolaget LM Ericsson	SE	22,159	226,676

			387,920

COMPUTERS & PERIPHERALS – 0.3%
Fujitsu Ltd.	JP	14,000	72,756
NEC Corp.*	JP	19,000	38,508
Seiko Epson Corp.	JP	1,000	13,291
Toshiba Corp.	JP	29,000	118,683

			243,238

	Country Code**	Shares	Value

CONSTRUCTION & ENGINEERING – 0.8%
Acs Actividades De Construccion Y Servicios SA	ES	1,030	$30,527
Balfour Beatty PLC	GB	5,290	21,754
Bouygues SA	FR	1,382	43,545
Chiyoda Corp.	JP	1,000	10,173
Eiffage SA	FR	236	5,713
Ferrovial SA	ES	2,695	32,526
Fomento de Construcciones y Contratas SA	ES	313	8,118
Hochtief AG	DE	318	18,395
JGC Corp.	JP	2,000	48,019
Kajima Corp.	JP	7,000	21,463
Kinden Corp.	JP	1,000	8,445
Koninklijke Boskalis Westminster NV	NL	514	18,886
Leighton Holdings Ltd.	AU	1,147	22,337
Obayashi Corp.	JP	5,000	22,216
Shimizu Corp.	JP	4,000	16,786
Skanska AB, Class B	SE	2,995	49,612
Taisei Corp.	JP	8,000	20,268
Vinci SA	FR	3,323	145,195

			543,978

CONSTRUCTION MATERIALS – 0.5%
Boral Ltd.	AU	5,722	21,069
Cimpor Cimentos de Portugal SGPS SA	PT	1,464	10,075
CRH PLC	IE	5,160	102,579
Fletcher Building Ltd.	NZ	5,030	24,040
HeidelbergCement AG	DE	1,023	43,414
Holcim Ltd.*	CH	1,812	96,937
Imerys SA	FR	210	9,673
James Hardie Industries SE CDI	IE	3,315	23,124
Lafarge SA	FR	1,468	51,603

			382,514

CONSUMER FINANCE – 0.1%
Aeon Credit Service Co., Ltd.	JP	600	9,479
Credit Saison Co., Ltd.	JP	1,200	24,056

			33,535

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CONTAINERS & PACKAGING – 0.2%
Amcor Ltd.	AU	9,021	$66,524
Rexam PLC	GB	6,473	35,466
Toyo Seikan Kaisha Ltd.	JP	1,100	15,006

			116,996

DISTRIBUTORS – 0.2%
Jardine Cycle & Carriage Ltd.	SG	1,000	37,099
Li & Fung Ltd.	BM	42,000	77,656

			114,755

DIVERSIFIED CONSUMER SERVICES – 0.0% +
Benesse Holdings, Inc.	JP	500	24,198

DIVERSIFIED FINANCIAL SERVICES – 1.1%
ASX Ltd.	AU	1,274	39,847
Deutsche Boerse AG*	DE	1,402	73,507
Eurazeo	FR	236	8,398
Exor SpA	IT	399	8,030
First Pacific Co., Ltd.	BM	14,000	14,601
Groupe Bruxelles Lambert SA	BE	596	39,733
Hong Kong Exchanges and Clearing Ltd.	HK	7,500	120,420
Industrivarden AB	SE	894	10,665
ING Groep NV – CVA*	NL	28,096	202,180
Investor AB	SE	3,378	63,024
Kinnevik Investment AB, Class B	SE	1,603	31,235
London Stock Exchange Group PLC	GB	1,207	14,902
Mitsubishi UFJ Lease & Finance Co., Ltd.	JP	410	16,247
Orix Corp.	JP	750	61,972
Pargesa Holding SA	CH	191	12,506
Pohjola Bank PLC	FI	1,063	10,332
Singapore Exchange Ltd.	SG	7,000	33,083

			760,682

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.6%
Belgacom SA	BE	1,097	34,416
Bezeq Israeli Telecommunication Corp Ltd.	IL	12,469	22,844
BT Group PLC	GB	57,156	169,449
Deutsche Telekom AG	DE	20,718	237,709

	Country Code**	Shares	Value

Elisa OYJ	FI	1,078	$22,505
France Telecom SA	FR	13,704	215,231
Hellenic Telecommunications Organization SA	GR	1,822	6,579

HKT Trust and HKT Ltd.* MULT		673	389
Iliad SA	FR	149	18,388
Inmarsat PLC	GB	3,451	21,689
Koninklijke KPN NV	NL	10,928	130,757
Nippon Telegraph & Telephone Corp.	JP	3,500	178,933
PCCW Ltd.	HK	31,000	10,657
Portugal Telecom SGPS SA	PT	4,978	28,670
Singapore Telecommunications Ltd.	SG	58,000	138,175
Swisscom AG	CH	173	65,550
TDC A/S	DK	2,678	21,477
Tele2 AB, B Shares	SE	2,366	46,034
Telecom Corp. of New Zealand Ltd.	NZ	14,020	22,590
Telecom Italia SpA	IT	70,368	75,682
Telecom Italia SpA RSP	IT	42,939	38,457
Telefonica SA	ES	30,332	525,458
Telekom Austria AG	AT	2,359	28,205
Telenor ASA	NO	5,298	86,900
TeliaSonera AB	SE	15,981	108,606
Telstra Corp., Ltd.	AU	32,164	109,548
Vivendi	FR	9,174	200,899

			2,565,797

ELECTRIC UTILITIES – 2.3%
Acciona S.A	ES	198	17,100
Cheung Kong Infrastructure Holdings Ltd.	BM	3,000	17,479
Chubu Electric Power Co., Inc.	JP	5,000	93,348
CLP Holdings Ltd.	HK	14,000	119,151
Contact Energy Ltd.*	NZ	2,626	10,772
E.ON AG	DE	13,252	285,914
EDP – Energias de Portugal SA	PT	14,148	43,782
Electricite de France	FR	1,793	43,627
Enel SpA	IT	48,512	197,401
Fortum OYJ	FI	3,285	70,109
Hokkaido Electric Power Co.	JP	1,500	21,359

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Hokuriku Electric Power Co.	JP	1,200	$22,403
Hongkong Electric Holdings Ltd.	HK	10,000	73,971
Iberdrola SA	ES	28,274	177,077

Kyushu Electric Power Co., Inc.	JP	3,000	42,952
Red Electrica Corp. SA	ES	787	33,679
Scottish & Southern Energy PLC	GB	6,915	138,640
Shikoku Electric Power Co., Inc.	JP	1,300	37,259
SP Ausnet	AU	8,617	8,285
Terna Rete Elettrica Nazionale SpA	IT	8,655	29,169
The Chugoku Electric Power Co., Inc.	JP	2,200	38,558
The Kansai Electric Power Co., Inc.	JP	5,500	84,390
The Tokyo Electric Power Co., Inc.*	JP	10,700	25,440
Tohoku Electric Power Co., Inc.	JP	3,400	32,644
Verbund AG	AT	561	15,055

			1,679,564

ELECTRICAL EQUIPMENT – 1.3%
ABB Ltd.*	CH	16,103	303,099
Alstom SA	FR	1,507	45,699
Bekaert NV	BE	289	9,270
Fuji Electric Holdings Co., Ltd.	JP	4,000	10,965
Furukawa Electric Co., Ltd.	JP	4,000	9,198
GS Yuasa Corp.	JP	2,000	10,757
Legrand SA	FR	1,640	52,746
Mabuchi Motor Co., Ltd.	JP	200	8,328
Mitsubishi Electric Corp.	JP	14,000	134,234
Nidec Corp.	JP	800	69,534
Prysmian SpA	IT	1,478	18,354
Schneider Electric SA	FR	3,599	189,488
Sumitomo Electric Industries Ltd.	JP	5,400	58,792
Ushio, Inc.	JP	800	11,558
Vestas Wind Systems A/S*	DK	1,568	16,927

			948,949

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.1%
Citizen Holdings Co., Ltd.	JP	1,900	$11,034
Foxconn International Holdings Ltd.*	KY	14,000	9,031
FUJIFILM Holdings Corp.	JP	3,400	80,527
Hamamatsu Photonics KK	JP	500	17,494
Hexagon AB, Class B	SE	1,937	28,962
Hirose Electric Co., Ltd.	JP	200	17,539
Hitachi High-Technologies Corp.	JP	400	8,679
Hitachi Ltd.	JP	33,000	173,210
Hoya Corp.	JP	3,200	68,931
Ibiden Co., Ltd.	JP	900	17,797
Keyence Corp.	JP	300	72,340
Kyocera Corp.	JP	1,100	88,463
Murata Manufacturing Co., Ltd.	JP	1,500	77,075
Nippon Electric Glass Co., Ltd.	JP	3,000	29,700
Omron Corp.	JP	1,500	30,148
Shimadzu Corp.	JP	2,000	16,942
TDK Corp.	JP	900	39,873
Yaskawa Electric Corp.	JP	2,000	17,020
Yokogawa Electric Corp.*	JP	1,600	14,447

			819,212

ENERGY EQUIPMENT & SERVICES – 0.9%
Aker Solutions ASA	NO	1,192	12,546
Amec PLC	GB	2,468	34,783
Compagnie Generale de Geophysique-Veritas*	FR	1,111	26,069
Fugro NV	NL	513	29,808
Petrofac Ltd.	JE	1,924	43,057
Saipem SpA	IT	1,966	83,587
SBM Offshore NV	NL	1,217	25,076
Seadrill Ltd.	BM	2,419	80,891
Subsea 7 SA*	LU	2,048	38,009
Technip SA	FR	730	68,612
Tenaris SA	LU	3,516	64,982
Transocean Ltd.	CH	2,532	97,770
Worleyparsons Ltd.	AU	1,409	36,994

			642,184

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD & STAPLES RETAILING – 2.3%
Aeon Co., Ltd.	JP	4,400	$60,423
Carrefour SA	FR	4,253	96,961
Casino Guichard-Perrachon SA	FR	396	33,355
Colruyt SA	BE	591	22,373
Delhaize Group	BE	724	40,672
Distribuidora Internacional de Alimentacion SA*	ES	4,054	18,338
FamilyMart Co., Ltd.	JP	500	20,203
J Sainsbury PLC	GB	9,008	42,374
Jeronimo Martins SGPS SA*	PT	1,636	27,081
Kesko OYJ, Class B	FI	494	16,598
Koninklijke Ahold NV	NL	8,579	115,531
Lawson, Inc.	JP	400	24,971
Metcash Ltd.	AU	5,440	22,479
Metro AG	DE	942	34,381
Olam International Ltd.	SG	11,000	18,064
Seven & I Holdings Co., Ltd.	JP	5,500	153,274
Tesco PLC	GB	59,052	369,995
Wesfarmers Ltd.	AU	7,395	223,126
William Morrison Supermarkets PLC	GB	16,099	81,556
Woolworths Ltd.	AU	8,960	230,024

			1,651,779

FOOD PRODUCTS – 4.0%
Ajinomoto Co., Inc.	JP	5,000	60,023
Aryzta AG	CH	617	29,822
Associated British Foods PLC	GB	2,605	44,784
Barry Callebaut AG*	CH	13	12,809
Danone SA	FR	4,300	270,306
Golden Agri-resources Ltd.	MU	51,000	28,114
Kerry Group PLC, Class A	IE	1,001	36,729
Kikkoman Corp.	JP	1,000	11,485
Lindt & Spruengli AG	CH	7	51,266
MEIJI Holdings Co., Ltd.	JP	500	20,755
Nestle SA	CH	24,287	1,396,250
Nippon Meat Packers, Inc.	JP	2,000	24,841
Nisshin Seifun Group, Inc.	JP	1,500	18,182

	Country Code**	Shares	Value

Nissin Foods Holdings Co., Ltd.	JP	400	$15,668
Suedzucker AG	DE	464	14,803
Tate & Lyle PLC	GB	3,335	36,488
Toyo Suisan Kaisha Ltd.	JP	1,000	24,230
Unilever NV	NL	12,003	412,762
Unilever PLC	GB	9,444	317,237
Wilmar International Ltd.	SG	14,000	53,969
Yakult Honsha Co., Ltd.	JP	700	22,054
Yamazaki Baking Co., Ltd.	JP	1,000	13,135

			2,915,712

GAS UTILITIES – 0.5%
Enagas	ES	1,330	24,598
Gas Natural SDG SA	ES	2,581	44,311
Hong Kong & China Gas Co., Ltd.	HK	34,500	80,047
Osaka Gas Co., Ltd.	JP	14,000	55,294
Snam Rete Gas SpA	IT	11,718	51,656
Toho Gas Co., Ltd.	JP	3,000	19,098
Tokyo Gas Co., Ltd.	JP	18,000	82,786

			357,790

HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%
Cochlear Ltd.	AU	405	25,683
Coloplast A/S, Class B	DK	175	25,168
Essilor International SA	FR	1,488	105,055
Getinge AB, Class B	SE	1,437	36,415
Olympus Corp.	JP	1,600	21,037
Smith & Nephew PLC	GB	6,603	64,142
Sonova Holding AG*	CH	358	37,446
Straumann Holding AG	CH	61	10,527
Synthes, Inc. (1)		481	80,653
Sysmex Corp.	JP	500	16,292
Terumo Corp.	JP	1,200	56,516
William Demant Holding A/S*	DK	197	16,382

			495,316

HEALTH CARE PROVIDERS & SERVICES – 0.4%
Alfresa Holdings Corp.	JP	300	12,648
Celesio AG	DE	652	10,329
Fresenius Medical Care AG & Co.	DE	1,545	104,980
Fresenius SE	DE	841	77,803

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Medipal Holdings Corp.	JP	900	$9,401
Miraca Holdings, Inc.	JP	400	15,928
Ramsay Health Care Ltd.	AU	1,013	19,976
Sonic Healthcare Ltd.	AU	2,720	31,381
Suzuken Co., Ltd.	JP	500	13,863

			296,309

HOTELS, RESTAURANTS & LEISURE – 1.0%
Accor SA	FR	1,060	26,869
Autogrill SpA	IT	707	6,899
Carnival PLC	GB	1,336	44,111
Compass Group PLC	GB	13,944	132,312
Crown Ltd.	AU	3,323	27,496
Echo Entertainment Group Ltd.*	AU	5,038	18,499
Galaxy Entertainment Group Ltd.*	HK	10,000	18,283
Genting Singapore PLC*	IM	45,000	52,388
Intercontinental Hotels Group PLC	GB	2,141	38,470
McDonald’s Holdings Co. Japan Ltd.	JP	600	16,191
OPAP SA	GR	1,624	14,356
Oriental Land Co., Ltd.	JP	400	42,250
Sands China Ltd.*	KY	17,600	49,741
Shangri-La Asia Ltd.	BM	10,500	18,116
SJM Holdings Ltd.	HK	13,000	21,090
Sky City Entertainment Group Ltd.	NZ	4,326	11,584
Sodexo	FR	691	49,608
Tabcorp Holdings Ltd.	AU	4,525	12,635
Tatts Group Ltd.	AU	9,318	23,254
Tui Travel PLC	GB	3,336	8,590
Whitbread PLC	GB	1,289	31,308
Wynn Macau Ltd.	KY	11,200	28,092

			692,142

HOUSEHOLD DURABLES – 0.6%
Casio Computer Co., Ltd.	JP	1,800	10,921
Electrolux AB, Series B	SE	1,820	29,011
Husqvarna AB	SE	3,229	14,878
Panosonic Corp.	JP	16,200	137,649
Rinnai Corp.	JP	200	14,317
Sekisui Chemical Co., Ltd.	JP	3,000	24,750
Sekisui House Ltd.	JP	4,000	35,494

	Country Code**	Shares	Value

Sharp Corp.	JP	7,000	$61,206
Sony Corp.	JP	7,400	132,867

			461,093

HOUSEHOLD PRODUCTS – 0.4%
Henkel AG & Co. KgaA	DE	981	47,485
Reckitt Benckiser Group PLC	GB	4,561	225,247
Unicharm Corp.	JP	800	39,444

			312,176

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
EDP Renovaveis SA*	ES	1,604	9,815
Electric Power Development Co., Ltd.	JP	900	23,935
Enel Green Power SPA	IT	12,427	25,959
International Power PLC	GB	11,092	58,086

			117,795

INDUSTRIAL CONGLOMERATES – 1.6%
Delek Group Ltd.	IL	28	5,269
Fraser and Neave Ltd.	SG	7,000	33,461
Hutchison Whampoa Ltd.	HK	16,000	134,525
Keppel Corp Ltd.	SG	10,700	76,720
Koninklijke Philips Electronics NV	NL	7,430	156,553
NWS Holdings Ltd.	BM	10,000	14,730
Orkla ASA	NO	5,495	41,023
SembCorp Industries Ltd.	SG	8,000	24,980
Siemens AG	DE	6,059	579,827
Smiths Group PLC	GB	2,821	40,086
Wendel	FR	249	16,597

			1,123,771

INSURANCE – 4.1%
Admiral Group PLC	GB	1,458	19,292
Aegon NV*	NL	13,144	52,753
Ageas	BE	17,420	27,055
AIA Group Ltd.	HK	61,800	192,961
Allianz SE	DE	3,342	319,689
AMP Ltd.	AU	20,827	86,699
Assicurazioni Generali SpA	IT	8,622	129,780
Aviva PLC	GB	20,950	97,866

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

AXA SA	FR	12,769	$166,007
Baloise Holding AG	CH	343	23,517
CNP Assurances	FR	1,113	13,797
Delta Lloyd NV	NL	880	14,806
Gjensidige Forsikring ASA	NO	1,584	18,354
Hannover Rueckversicherung AG	DE	426	21,131
Insurance Australia Group Ltd.	AU	15,162	46,213
Legal & General Group PLC	GB	43,110	68,824
Mapfre SA	ES	5,662	17,990
MS&AD Insurance Group Holdings, Inc.	JP	4,200	77,812
Muenchener Rueckversicherungs AG	DE	1,325	162,537
NKSJ Holdings, Inc.	JP	2,700	52,969
Old Mutual PLC	GB	40,554	85,338
Prudential PLC	GB	18,724	185,665
QBE Insurance Group Ltd.	AU	8,015	106,161
Resolution Ltd.	GG	10,815	42,224
Rsa Insurance Group PLC	GB	25,752	42,072
Sampo OYJ, Class A	FI	3,101	76,938
SCOR SE	FR	1,227	28,680
Sony Financial Holdings, Inc.	JP	1,300	19,153
Standard Life PLC	GB	16,863	54,026
Suncorp Group Ltd.	AU	9,426	80,791
Swiss Life Holding AG*	CH	231	21,248
Swiss Re Ltd.*	CH	2,523	128,581
T&D Holdings, Inc.	JP	4,200	39,124
The Dai-ichi Life Insurance Co., Ltd.	JP	67	65,895
Tokio Marine Holdings, Inc.	JP	5,300	117,403
Tryg A/S	DK	157	8,720
Vienna Insurance Group AG Wiener Versicherung Gruppe	AT	291	11,532
Zurich Financial Services AG*	CH	1,068	241,616

			2,965,219

	Country Code**	Shares	Value

INTERNET & CATALOG RETAIL – 0.1%
Rakuten, Inc.	JP	53	$57,014

INTERNET SOFTWARE & SERVICES – 0.1%
Dena Co., Ltd.	JP	700	20,999
Gree, Inc.	JP	700	24,118
United Internet AG	DE	806	14,396
Yahoo Japan Corp.	JP	104	33,496

			93,009

IT SERVICES – 0.3%
Amadeus IT Holding SA, Class A	ES	2,294	37,217
Atos Origin SA	FR	392	17,204
Cap Gemini SA	FR	1,073	33,531
Computershare Ltd.	AU	3,284	26,905
Indra Sistemas SA	ES	745	9,485
Itochu Techno-Solutions Corp.	JP	200	8,977
Nomura Research Institute Ltd.	JP	800	18,085
NTT Data Corp.	JP	10	31,934
Otsuka Corp.	JP	100	6,886

			190,224

LEISURE EQUIPMENT & PRODUCTS – 0.2%
Namco Bandai Holdings, Inc.	JP	1,400	19,935
Nikon Corp.	JP	2,500	55,671
Sankyo Co., Ltd.	JP	400	20,242
Sega Sammy Holdings, Inc.	JP	1,500	32,409
Shimano, Inc.	JP	500	24,295
Yamaha Corp.	JP	1,000	9,172

			161,724

LIFE SCIENCES TOOLS & SERVICES – 0.1%
Lonza Group AG*	CH	356	21,035
QIAGEN NV*	NL	1,650	22,743

			43,778

MACHINERY – 2.6%
Alfa Laval AB	SE	2,464	46,687
Amada Co., Ltd.	JP	3,000	19,020
Atlas Copco AB, Shares A	SE	4,992	107,354
Atlas Copco AB, Shares B	SE	2,848	54,129
Cosco Corp. Singapore Ltd.	SG	6,000	4,048

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FANUC Corp.	JP	1,400	$214,265
Fiat Industrial SPA*	IT	5,545	47,545
GEA Group AG	DE	1,242	35,123
Hino Motors Ltd.	JP	2,000	12,135
Hitachi Construction Machinery Co., Ltd.	JP	700	11,786
IHI Corp.	JP	10,000	24,295
Invensys PLC	GB	6,047	19,815
JTEKT Corp.	JP	1,500	14,753
Kawasaki Heavy Industries Ltd.	JP	10,000	24,945
Komatsu Ltd.	JP	7,000	163,609
Kone OYJ, Class B	FI	1,153	59,840
Kubota Corp.	JP	8,000	67,039
Kurita Water Industries Ltd.	JP	800	20,787
Makita Corp.	JP	900	29,127
Man AG	DE	456	40,545
Metso Corp.	FI	953	35,338
Mitsubishi Heavy Industries Ltd.	JP	22,000	93,751
Nabtesco Corp.	JP	800	14,582
NGK Insulators Ltd.	JP	2,000	23,750
NSK Ltd.	JP	3,000	19,488
NTN Corp.	JP	4,000	16,110
Sandvik AB	SE	7,398	90,781
Scania AB, Class A	SE	2,304	34,148
Schindler Holding AG	CH	509	59,238
Sembcorp Marine Ltd.	SG	6,000	17,671
SKF AB, Class B	SE	2,882	60,973
SMC Corp.	JP	400	64,545
Sulzer AG	CH	177	18,919
Sumitomo Heavy Industries Ltd.	JP	4,000	23,334
The Japan Steel Works Ltd.	JP	2,000	13,902
The Weir Group PLC	GB	1,536	48,471
THK Co., Ltd.	JP	900	17,738
Vallourec SA	FR	836	54,273
Volvo AB, B Shares	SE	10,181	111,395
Wartsila OYJ	FI	1,218	35,185
Yangzijiang Shipbuilding Holdings Ltd.	SG	15,000	10,524
Zardoya Otis SA	ES	1,030	14,131

			1,895,094

MARINE – 0.3%
AP Moller – Maersk A/S, Class A	DK	4	24,961

	Country Code**	Shares	Value

AP Moller – Maersk A/S, Class B	DK	10	$66,025
Kawasaki Kisen Kaisha Ltd.	JP	5,000	9,029
Kuehne & Nagel International AG	CH	391	43,916
Mitsui Osk Lines Ltd.	JP	9,000	34,845
Neptune Orient Lines Ltd.	SG	5,000	4,337
Nippon Yusen KK	JP	12,000	30,713
Orient Overseas International Ltd.	BM	1,500	8,759

			222,585

MEDIA – 1.2%
Axel Springer AG	DE	260	11,174
British Sky Broadcasting Group PLC	GB	8,476	96,421
Dentsu, Inc.	JP	1,300	39,674
Eutelsat Communications	FR	716	27,939
Fairfax Media Ltd.	AU	18,433	13,574
Hakuhodo Dy Holdings, Inc.	JP	150	8,614
ITV PLC	GB	27,887	29,515
JC Decaux SA*	FR	562	12,944
Jupiter Telecommunications Co., Ltd.	JP	13	13,174
Kabel Deutschland Holding AG*	DE	642	32,584
Lagardere SCA	FR	899	23,736
Mediaset SpA	IT	5,569	15,410
Modern Times Group, Class B	SE	348	16,626
Pearson PLC	GB	5,995	112,654
Publicis Groupe SA	FR	1,063	48,902
Reed Elsevier NV	NL	4,949	57,692
Reed Elsevier PLC	GB	8,957	72,194
Sanoma OYJ	FI	494	5,668
SES SA	LU	2,194	52,660
Singapore Press Holdings Ltd.	SG	11,000	31,294
Societe Television Francaise 1	FR	911	8,892
Toho Co., Ltd.	JP	900	16,043
Wolters Kluwer NV	NL	2,162	37,370
WPP PLC	JE	9,248	97,016

			881,770

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

METALS & MINING – 5.3%
Acerinox SA	ES	765	$9,812
Alumina Ltd.	AU	17,422	19,868
Anglo American PLC	GB	9,723	359,225
Antofagasta PLC	GB	2,851	53,795
ArcelorMittal	LU	6,299	115,195
BHP Billiton Ltd.	AU	23,635	832,065
BHP Billiton PLC	GB	15,528	452,759
Boliden AB	SE	1,938	28,301
Daido Steel Co., Ltd.	JP	2,000	12,550
Eurasian Natural Resources Corp.	GB	2,037	20,104
Fortescue Metals Group Ltd.	AU	9,158	39,996
Fresnillo PLC	GB	1,313	31,137
Glencore International PLC	JE	6,180	37,622
Hitachi Metals Ltd.	JP	1,000	10,874
Iluka Resources Ltd.	AU	3,043	48,242
JFE Holdings, Inc.	JP	3,400	61,577
Kazakhmys PLC	GB	1,557	22,415
Kobe Steel Ltd.	JP	18,000	27,829
Lonmin PLC	GB	1,214	18,476
Lynas Corp., Ltd.*	AU	12,774	13,653
Maruichi Steel Tube Ltd.	JP	300	6,692
Mitsubishi Materials Corp.	JP	8,000	21,723
Newcrest Mining Ltd.	AU	5,639	170,720
Nippon Steel Corp.	JP	38,000	94,790
Nisshin Steel Co., Ltd.	JP	4,000	6,132
Norsk Hydro ASA	NO	6,691	31,034
OneSteel Ltd.	AU	8,260	5,914
OZ Minerals Ltd.	AU	2,465	25,237
Randgold Resources Ltd.	JE	666	68,109
Rio Tinto Ltd.	AU	3,200	197,360
Rio Tinto PLC	GB	10,279	498,853
Salzgitter AG	DE	290	14,499
Sims Metal Management Ltd.	AU	1,227	15,875
SSAB AB, Class A	SE	1,208	10,646
Sumitomo Metal Industries Ltd.	JP	25,000	45,472
Sumitomo Metal Mining Co., Ltd.	JP	4,000	51,397
ThyssenKrupp AG	DE	2,847	65,312
Vedanta Resources PLC	GB	971	15,306
Voestalpine AG	AT	819	22,970

	Country Code**	Shares	Value

Xstrata PLC	GB	15,225	$231,243
Yamato Kogyo Co., Ltd.	JP	300	8,614

			3,823,393

MULTI-LINE RETAIL – 0.4%
Harvey Norman Holdings Ltd.	AU	5,391	10,118
Isetan Mitsukoshi Holdings Ltd.	JP	2,800	29,357
J Front Retailing Co., Ltd.	JP	4,000	19,332
Lifestyle International Holdings Ltd.	KY	4,500	9,896
Marks & Spencer Group PLC	GB	11,422	55,166
Marui Group Co., Ltd.	JP	1,400	10,914
Next PLC	GB	1,232	52,367
PPR	FR	548	78,479
Takashimaya Co., Ltd.	JP	2,000	14,473

			280,102

MULTI-UTILITIES – 1.3%
A2A SpA	IT	6,481	6,094
AGL Energy Ltd.	AU	3,323	48,704
Centrica PLC	GB	38,124	171,285
GDF Suez	FR	9,115	249,155
National Grid PLC	GB	26,290	255,177
RWE AG	DE	3,543	124,497
Suez Environnement Co.	FR	1,983	22,844
Veolia Environnement	FR	2,670	29,266

			907,022

OFFICE ELECTRONICS – 0.7%
Brother Industries Ltd.	JP	1,800	22,099
Canon, Inc.	JP	8,300	367,715
Konica Minolta Holdings, Inc.	JP	3,500	26,101
Neopost SA	FR	245	16,508
Ricoh Co., Ltd.	JP	5,000	43,588

			476,011

OIL, GAS & CONSUMABLE FUELS – 8.0%
BG Group PLC	GB	24,936	533,058
BP PLC	GB	139,361	996,649
Cairn Energy PLC*	GB	10,275	42,334
Caltex Australia Ltd.	AU	980	11,798
Cosmo Oil Co., Ltd.	JP	5,000	13,966
Eni SpA	IT	17,703	366,823

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Essar Energy Ltd.*	GB	2,399	$6,386
Galp Energia SGPS SA	PT	1,666	24,538
Idemitsu Kosan Co., Ltd.	JP	200	20,631
Inpex Corp.	JP	16	100,819
Japan Petroleum Exploration Co., Ltd.	JP	200	7,821
JX Holdings, Inc.	JP	16,300	98,473
Lundin Petroleum AB*	SE	1,656	40,714
Neste Oil OYJ	FI	951	9,607
OMV AG	AT	1,168	35,434
Origin Energy Ltd.	AU	7,810	106,561
Repsol YPF SA	ES	5,851	179,737
Royal Dutch Shell PLC, Class A	GB	26,624	980,339
Royal Dutch Shell PLC, Class B	GB	19,750	752,685
Santos Ltd.	AU	6,900	86,382
Showa Shell Sekiyu KK	JP	1,500	10,114
Statoil ASA	NO	8,241	211,507
Tonengeneral Sekiyu KK	JP	2,000	21,853
Total SA	FR	15,625	798,795
Tullow Oil PLC	GB	6,641	144,595
Woodside Petroleum Ltd.	AU	4,658	145,880

			5,747,499

PAPER & FOREST PRODUCTS – 0.3%
Holmen AB, Class B	SE	402	11,548
Nippon Paper Group, Inc.	JP	800	17,461
Oji Paper Co., Ltd.	JP	7,000	35,923
Stora Enso OYJ	FI	4,511	27,020
Svenska Cellulosa AB, Class A	SE	4,158	61,627
UPM-Kymmene OYJ	FI	3,711	40,873

			194,452

PERSONAL PRODUCTS – 0.5%
Beiersdorf AG	DE	750	42,535
Kao Corp.	JP	3,900	106,557
L’oreal SA	FR	1,775	185,392
Shiseido Co., Ltd.	JP	2,600	47,798

			382,282

PHARMACEUTICALS – 8.2%
Astellas Pharma, Inc.	JP	3,200	130,129
AstraZeneca PLC	GB	9,898	457,305
Bayer AG	DE	6,085	389,050

	Country Code**	Shares	Value

Chugai Pharmaceutical Co., Ltd.	JP	1,700	$28,028
Daiichi Sankyo Co., Ltd.	JP	4,900	97,147
Dainippon Sumitomo Pharma Co., Ltd.	JP	1,000	11,394
Eisai Co., Ltd.	JP	1,800	74,484
Elan Corp. PLC*	IE	3,547	49,212
GlaxoSmithKline PLC	GB	37,370	853,994
Hisamitsu Pharmaceutical Co., Inc.	JP	500	21,177
Kyowa Hakko Kirin Co., Ltd.	JP	2,000	24,477
Merck KgaA	DE	478	47,655
Mitsubishi Tanabe Pharma Corp.	JP	1,700	26,901
Novartis AG	CH	17,176	981,956
Novo Nordisk AS	DK	3,131	359,804
Ono Pharmaceutical Co., Ltd.	JP	600	33,675
Orion OYJ, Class B	FI	767	14,940
Otsuka Holdings Co., Ltd.	JP	1,800	50,607
Roche Holding AG	CH	5,173	876,761
Sanofi-Aventis SA	FR	8,441	619,981
Santen Pharmaceutical Co., Ltd.	JP	500	20,592
Shionogi & Co.	JP	2,300	29,553
Shire PLC	JE	4,139	144,177
Taisho Pharmaceutical Holdings Co., Ltd.*	JP	300	23,152
Takeda Pharmaceutical Co., Ltd.	JP	5,800	254,697
Teva Pharmaceutical Industries Ltd.	IL	6,929	278,905
Tsumura & Co.	JP	400	11,797
UCB SA	BE	728	30,631

			5,942,181

PROFESSIONAL SERVICES – 0.5%
Adecco SA*	CH	961	40,259
Bureau Veritas SA	FR	388	28,272
Campbell Brothers Ltd.	AU	478	23,951
Capita Group PLC	GB	4,537	44,284
Experian PLC	JE	7,411	100,764
Intertek Group PLC	GB	1,186	37,482
Randstad Holding NV	NL	878	25,977
SGS SA	CH	40	66,219

			367,208

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 1.3%
Ascendas Real Estate Investment Trust	SG	12,000	$16,931
British Land Co. PLC	GB	6,192	44,475
Capital Shopping Centres Group PLC	GB	4,101	19,890
CapitaMall Trust	SG	15,000	19,660
CFS Retail Property Trust	AU	13,075	22,534
Corio NV	NL	454	19,746
Dexus Property Group	AU	35,555	30,183
Fonciere Des Regions	FR	209	13,417
Gecina SA	FR	159	13,376
Goodman Group	AU	51,175	29,835
GPT Group	AU	12,931	40,603
Hammerson PLC	GB	5,255	29,380
ICADE	FR	168	13,218
Japan Prime Realty Investment Corp.	JP	5	11,777
Japan Real Estate Investment Corp.	JP	3	23,386
Japan Retail Fund Investment Corp.	JP	13	19,254
Klepierre	FR	748	21,337
Land Securities Group PLC	GB	5,739	56,640
Mirvac Group	AU	26,477	31,955
Nippon Building Fund, Inc.	JP	4	32,740
Nomura Real Estate Office Fund, Inc.	JP	2	10,277
Segro PLC	GB	5,234	16,948
Stockland	AU	17,442	56,909
The Link REIT	HK	17,000	62,601
Unibail-Rodamco	FR	683	122,784
Westfield Group	AU	16,300	130,205
Westfield Retail Trust	AU	21,300	54,246

			964,307

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.6%
Aeon Mall Co., Ltd.	JP	600	12,737
Capitaland Ltd.	SG	19,000	32,373
CapitaMalls Asia Ltd.	SG	9,000	7,841
Cheung Kong Holdings Ltd.	HK	10,000	119,164
City Developments Ltd.	SG	4,000	27,447
Daito Trust Construction Co., Ltd.	JP	600	51,449

	Country Code**	Shares	Value

Daiwa House Industry Co., Ltd.	JP	3,000	$35,780
Global Logistic Properties Ltd.*	SG	13,000	17,590
Hang Lung Group, Ltd.	HK	7,000	38,125
Hang Lung Properties Ltd.	HK	18,000	51,219
Henderson Land Development Co., Ltd.	HK	7,000	34,790
Hopewell Holdings Ltd.	HK	3,500	8,950
Hysan Development Co., Ltd.	HK	5,000	16,416
Immofinanz AG*	AT	6,797	20,409
Keppel Land Ltd.	SG	5,000	8,558
Kerry Properties Ltd.	BM	5,500	18,200
Lend Lease Group	AU	3,998	29,278
Mitsubishi Estate Co., Ltd.	JP	9,000	134,468
Mitsui Fudosan Co., Ltd.	JP	6,000	87,463
New World Development Ltd.	HK	27,000	21,762
Nomura Real Estate Holdings, Inc.	JP	800	11,911
NTT Urban Development Corp.	JP	6	4,093
Sino Land Co., Ltd.	HK	22,000	31,329
Sumitomo Realty & Development Co., Ltd.	JP	3,000	52,540
Sun Hung Kai Properties Ltd.	HK	11,000	137,879
Swire Pacific Ltd., Class A	HK	5,500	66,425
Tokyu Land Corp.	JP	3,000	11,342
UOL Group Ltd.	SG	3,000	9,252
Wharf Holdings Ltd.	HK	10,700	48,495
Wheelock & Co., Ltd.	HK	6,000	14,864

			1,162,149

ROAD & RAIL – 1.0%
Asciano Group	AU	6,944	31,961
Central Japan Railway Co.	JP	11	92,893
ComfortDelGro Corp., Ltd.	SG	14,000	15,273
DSV A/S	DK	1,448	25,968
East Japan Railway Co.	JP	2,500	159,153

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Keikyu Corp.	JP	3,000	$26,933
Keio Corp.	JP	4,000	28,219
Keisei Electric Railway Co., Ltd.	JP	2,000	14,707
Kintetsu Corp.	JP	12,000	46,927
MTR Corp.	HK	10,500	34,069
Nippon Express Co., Ltd.	JP	7,000	27,283
Odakyu Electric Railway Co., Ltd.	JP	4,000	38,664
QR National Ltd.	AU	12,391	43,344
Tobu Railway Co., Ltd.	JP	8,000	40,847
Tokyu Corp.	JP	8,000	39,392
West Japan Railway Co.	JP	1,200	52,150

			717,783

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.6%
Advantest Corp.	JP	1,100	10,476
ARM Holdings PLC	GB	9,952	91,496
Asm Pacific Technology Ltd.	KY	1,500	16,832
Asml Holding NV	NL	3,172	133,322
Elpida Memory, Inc.*	JP	1,900	8,837
Infineon Technologies AG	DE	7,967	59,970
Rohm Co., Ltd.	JP	700	32,649
STMicroelectronics NV	NL	4,708	27,975
Sumco Corp.*	JP	1,000	7,392
Tokyo Electron Ltd.	JP	1,200	61,037

			449,986

SOFTWARE – 0.9%
Dassault Systemes SA	FR	442	35,428
Konami Corp.	JP	700	20,963
NICE Systems Ltd.*	IL	428	14,555
Nintendo Co., Ltd.	JP	700	96,401
Oracle Corp.	JP	300	9,927
SAP AG	DE	6,782	358,565
Square Enix Holdings Co., Ltd.	JP	500	9,815
The Sage Group PLC	GB	9,666	44,163
Trend Micro, Inc.	JP	800	23,916

			613,733

SPECIALTY RETAIL – 0.9%
ABC-Mart, Inc.	JP	200	7,606
Fast Retailing Co., Ltd.	JP	400	72,756
Hennes & Mauritz AB	SE	7,532	242,200

	Country Code**	Shares	Value

Industria de Diseno Textil SA	ES	1,592	$130,385
Kingfisher PLC	GB	16,975	66,090
Nitori Holdings Co., Ltd.	JP	250	23,451
Sanrio Co., Ltd.	JP	300	15,415
Shimamura Co., Ltd.	JP	200	20,449
USS Co., Ltd.	JP	160	14,468
Yamada Denki Co., Ltd.	JP	590	40,166

			632,986

TEXTILES, APPAREL & LUXURY GOODS – 1.1%
Adidas AG	DE	1,546	100,566
Asics Corp.	JP	1,000	11,277
Burberry Group PLC	GB	3,198	58,853
Christian Dior SA	FR	397	47,071
Compagnie Financiere Richemont SA	CH	3,839	194,177
Luxottica Group SpA	IT	883	24,799
LVMH Moet Hennessy Louis Vuitton SA	FR	1,876	265,625
Swatch Group AG	CH	562	106,658
Yue Yuen Industrial Holdings Ltd.	BM	5,500	17,385

			826,411

TOBACCO – 1.6%
British American Tobacco PLC	GB	14,546	690,236

Imperial Tobacco Group PLC	GB	7,454	281,877
Japan Tobacco, Inc.	JP	33	155,203
Swedish Match AB	SE	1,526	54,170

			1,181,486

TRADING COMPANIES & DISTRIBUTORS – 1.2%
Brenntag AG	DE	247	23,001
Bunzl PLC	GB	2,351	32,276
ITOCHU Corp.	JP	11,000	111,758
Marubeni Corp.	JP	12,000	73,119
Mitsubishi Corp.	JP	10,300	208,088
Mitsui & Co., Ltd.	JP	12,700	197,504
Noble Group Ltd.	BM	28,000	24,394
Sojitz Corp.	JP	8,800	13,605
Sumitomo Corp.	JP	8,300	112,363
Toyota Tsusho Corp.	JP	1,600	28,291
Wolseley PLC	JE	2,080	68,869

			893,268

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

TRANSPORTATION INFRASTRUCTURE – 0.4%
Abertis Infraestructuras SA	ES	2,869	$45,821
Aeroports de Paris	FR	253	17,355
Atlantia SpA	IT	2,290	36,663
Auckland International Airport Ltd.	NZ	6,793	13,325
Fraport AG	DE	272	13,377
Groupe Eurotunnel SA	FR	3,993	27,183
Hutchison Port Holdings Trust	SG	38,000	23,560
Kamigumi Co., Ltd.	JP	2,000	17,254
Koninklijke Vopak NV	NL	528	27,898
Mitsubishi Logistics Corp.	JP	1,000	11,108
Sydney Airport	AU	2,431	6,614
Transurban Group	AU	9,557	54,935

			295,093

WATER UTILITIES – 0.1%
Severn Trent PLC	GB	1,698	39,449
United Utilities Group PLC	GB	5,038	47,414

			86,863

WIRELESS TELECOMMUNICATION SERVICES – 2.3%
Cellcom Israel Ltd.	IL	319	5,335
KDDI Corp.	JP	21	135,053
Millicom International Cellular SA	LU	556	55,705
Mobistar SA	BE	219	11,476
NTT DOCOMO, Inc.	JP	112	205,898
Partner Communications Co., Ltd.	IL	525	4,637
Softbank Corp.	JP	6,500	191,445
StarHub Ltd.	SG	4,000	8,974
Vodafone Group PLC	GB	374,308	1,039,946

			1,658,469

Total Common Stocks (Cost $77,794,102)			69,347,639

PREFERRED STOCKS – 0.5%
AUTOMOBILES – 0.4%
Bayerische Motoren Werke AG	DE	379	17,928
Porsche Automobil Holding SE	DE	1,127	60,314
Volkswagen AG	DE	1,057	158,349

			236,591

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 0.1%
Henkel AG & Co. KgaA	DE	1,307	$75,428

MEDIA – 0.0% +
ProSiebenSat.1 Media AG	DE	582	10,632

MULTI-UTILITIES – 0.0% +
RWE AG	DE	366	12,049

Total Preferred Stocks (Cost $369,649)			334,700

SHORT TERM INVESTMENTS – 1.4%
MUTUAL FUNDS – 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.00% (Cost $1,015,198)		1,015,198	1,015,198

TOTAL INVESTMENTS – 98.0%
(Cost $79,178,949)			70,697,537
Other assets less liabilities – 2.0%			1,433,181

NET ASSETS – 100.0%			$72,130,718

ADR	American Depositary Receipt
CDI	Chess Depositary Receipt
MULT	Multi-National
REIT	Real Estate Investment Trust

AT	Austria
AU	Australia
BE	Belgium
BM	Bermuda
CH	Switzerland
DE	Germany
DK	Denmark
ES	Spain
FI	Finland
FR	France
GB	Great Britain
GG	Guernsey
GR	Greece
HK	Hong Kong
IE	Ireland
IL	Israel
IM	Isle of Man
IT	Italy
JE	Jersey
JP	Japan

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

KY	Cayman Islands
LU	Luxembourg
MU	Mauritius
NL	Netherlands
NO	Norway
NZ	New Zealand
PT	Portugal
SE	Sweden
SG	Singapore

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $80,653, representing 0.1% of net assets.

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

Great Britain	21.7%
Japan	20.9
France	8.4
Australia	8.3
Switzerland	8.2
Germany	7.5
Spain	3.2
Sweden	2.9
Netherlands	2.6
Hong Kong	2.3
Italy	2.1
Other (individually less than 2%)	9.9

(2)	At the period end, cash of $202,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation / (Depreciation) ($)
Long	ASX SPI 200 Index March Futures	3/15/12	2	(4,607)
Long	DJ Euro Stoxx 50 Index March Futures	3/16/12	15	17,481
Long	FTSE 100 Index March Futures	3/16/12	5	9,867
Long	MSCI EAFE E-Mini Index March Futures	3/16/12	14	5,446
Long	NIKKEI 225 Index March Futures	3/8/12	6	1,039

Net unrealized appreciation				29,226

See Notes to Financial Statements.

SC SM BLACKROCK INTERNATIONAL INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$8,442	$69,339,197	$—	$69,347,639
Preferred Stocks (b)	—	334,700	—	334,700
Short Term Investments
Mutual Funds	1,015,198	—	—	1,015,198

Total Investments	1,023,640	69,673,897	—	70,697,537

Financial Derivative Instruments
Futures Contracts	5,446	28,387	—	33,833

Total Financial Derivative Instruments	$5,446	$28,387	$—	$33,833

Liabilities
Financial Derivative Instruments
Futures Contracts	$—	$(4,607)	$—	$(4,607)

Total Financial Derivative Instruments	$—	$(4,607)	$—	$(4,607)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorization of Level 2 securities. The Level 1 security is within the Airlines industry in the Portfolio of Investments.
(b)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.7%
AEROSPACE & DEFENSE – 2.6%
General Dynamics Corp.		4,946	$328,464
Goodrich Corp.		1,739	215,114
Honeywell International, Inc.		10,742	583,828
L-3 Communications Holdings, Inc.		1,387	92,485
Lockheed Martin Corp.		3,685	298,117
Northrop Grumman Corp.		3,629	212,224
Precision Castparts Corp.		2,002	329,910
Raytheon Co.		4,807	232,563
Rockwell Collins, Inc.		2,101	116,332
Textron, Inc.		3,860	71,371
The Boeing Co.		10,321	757,045
United Technologies Corp.		12,583	919,691

			4,157,144

AIR FREIGHT & LOGISTICS – 1.0%
C.H. Robinson Worldwide, Inc.		2,279	159,029
Expeditors International of Washington, Inc.		2,943	120,545
FedEx Corp.		4,405	367,862
United Parcel Services, Inc., Class B		13,402	980,892

			1,628,328

AIRLINES – 0.1%
Southwest Airlines Co.		10,812	92,551

AUTO COMPONENTS – 0.3%
BorgWarner, Inc.*		1,523	97,076
Johnson Controls, Inc.		9,447	295,313
The Goodyear Tire & Rubber Co.*		3,357	47,569

			439,958

AUTOMOBILES – 0.4%
Ford Motor Co.*		52,771	567,816
Harley-Davidson, Inc.		3,227	125,433

			693,249

	Country Code**	Shares	Value

BEVERAGES – 2.6%
Beam, Inc.		2,158	$110,554
Brown-Forman Corp., Class B		1,400	112,714
Coca-Cola Enterprises, Inc.		4,333	111,705
Constellation Brands, Inc., Class A*		2,418	49,980
Dr Pepper Snapple Group, Inc.		2,977	117,532
Molson Coors Brewing Co., Class B		2,188	95,265
PepsiCo, Inc.		21,713	1,440,658
The Coca-Cola Co.		31,543	2,207,064

			4,245,472

BIOTECHNOLOGY – 1.2%
Amgen, Inc.		11,016	707,337
Biogen Idec, Inc.*		3,373	371,199
Celgene Corp.*		6,165	416,754
Gilead Sciences, Inc.*		10,432	426,982

			1,922,272

BUILDING PRODUCTS – 0.0% +
Masco Corp.		4,894	51,289

CAPITAL MARKETS – 1.8%
Ameriprise Financial, Inc.		3,142	155,969
Bank of New York Mellon Corp.		16,841	335,304
BlackRock, Inc.		1,391	247,932
E*TRADE Financial Corp.*		3,524	28,051
Federated Investors, Inc., Class B		1,339	20,286
Franklin Resources, Inc.		2,021	194,137
Invesco Ltd.	BM	6,261	125,783
Legg Mason, Inc.		1,735	41,727
Morgan Stanley		20,608	311,799
Northern Trust Corp.		3,346	132,702
State Street Corp.		6,832	275,398
T. Rowe Price Group, Inc.		3,509	199,838

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

The Charles Schwab Corp.		14,987	$168,754
The Goldman Sachs Group, Inc.		6,837	618,270

			2,855,950

CHEMICALS – 2.2%
Air Products & Chemicals, Inc.		2,923	249,010
Airgas, Inc.		948	74,020
CF Industries Holdings, Inc.		908	131,642
E.I. du Pont de Nemours & Co.		12,832	587,449
Eastman Chemical Co.		1,910	74,605
Ecolab, Inc.		4,168	240,952
FMC Corp.		967	83,201
International Flavors & Fragrances, Inc.		1,123	58,868
Monsanto Co.		7,435	520,970
PPG Industries, Inc.		2,145	179,086
Praxair, Inc.		4,163	445,025
Sigma-Aldrich Corp.		1,673	104,495
The Dow Chemical Co.		16,411	471,980
The Mosaic Co.		4,134	208,478
The Sherwin-Williams Co.		1,196	106,767

			3,536,548

COMMERCIAL BANKS – 2.6%
BB&T Corp.		9,679	243,621
Comerica, Inc.		2,793	72,059
Fifth Third Bancorp		12,770	162,434
First Horizon National Corp.		3,674	29,392
Huntington Bancshares, Inc.		12,123	66,555
KeyCorp		13,227	101,716
M&T Bank Corp.		1,744	133,137
PNC Financial Services Group, Inc.		7,306	421,337
Regions Financial Corp.		17,561	75,512
SunTrust Banks, Inc.		7,455	131,954
U.S. Bancorp		26,502	716,879

	Country Code**	Shares	Value

Wells Fargo & Co.		73,237	$2,018,412
Zions Bancorporation		2,605	42,409

			4,215,417

COMMERCIAL SERVICES & SUPPLIES – 0.4%
Avery Dennison Corp.		1,462	41,930
Cintas Corp.		1,536	53,468
Iron Mountain, Inc.		2,578	79,402
Pitney Bowes, Inc.		2,778	51,504
R.R. Donnelley & Sons Co.		2,598	37,489
Republic Services, Inc.		4,381	120,697
Stericycle, Inc.*		1,181	92,024
Waste Management, Inc.		6,393	209,115

			685,629

COMMUNICATIONS EQUIPMENT – 2.1%
Cisco Systems, Inc.		74,661	1,349,871
F5 Networks, Inc.*		1,107	117,475
Harris Corp.		1,600	57,664
JDS Uniphase Corp.*		3,222	33,638
Juniper Networks, Inc.*		7,303	149,054
Motorola Mobility Holdings, Inc.*		3,659	141,969
Motorola Solutions, Inc.		3,979	184,188
QUALCOMM, Inc.		23,344	1,276,917

			3,310,776

COMPUTERS & PERIPHERALS – 4.5%
Apple, Inc.*		12,908	5,227,740
Dell, Inc.*		21,208	310,273
EMC Corp.*		28,331	610,250
Hewlett-Packard Co.		27,595	710,847
Lexmark International, Inc., Class A		997	32,971
NetApp, Inc.*		4,980	180,625
SanDisk Corp.*		3,336	164,164
Western Digital Corp.*		3,245	100,433

			7,337,303

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CONSTRUCTION & ENGINEERING – 0.2%
Fluor Corp.		2,356	$118,389
Jacobs Engineering Group, Inc.*		1,778	72,151
Quanta Services, Inc.*		2,937	63,263

			253,803

CONSTRUCTION MATERIALS – 0.0% +
Vulcan Materials Co.		1,815	71,420

CONSUMER FINANCE – 0.8%
American Express Co.		14,034	661,984
Capital One Financial Corp.		6,383	269,937
Discover Financial Services		7,631	183,144
SLM Corp.		7,061	94,617

			1,209,682

CONTAINERS & PACKAGING – 0.1%
Ball Corp.		2,257	80,597
Bemis Co.		1,420	42,714
Owens- Ilinois, Inc.*		2,330	45,155
Sealed Air Corp.		2,237	38,499

			206,965

DISTRIBUTORS – 0.1%
Genuine Parts Co.		2,161	132,253

DIVERSIFIED CONSUMER SERVICES – 0.1%
Apollo Group, Inc., Class A*		1,614	86,946
DeVry, Inc.		849	32,653
H&R Block, Inc.		4,068	66,430

			186,029

DIVERSIFIED FINANCIAL SERVICES – 2.6%
Bank of America Corp.		140,758	782,614
Citigroup, Inc.		40,603	1,068,265
CME Group, Inc.		922	224,664
IntercontinentalExchange, Inc.*		1,011	121,876
JP Morgan Chase & Co.		52,772	1,754,669
Leucadia National Corp.		2,771	63,013

	Country Code**	Shares	Value

Moody’s Corp.		2,713	$91,374
NASDAQ OMX Group, Inc.*		1,771	43,407
NYSE Euronext		3,637	94,926

			4,244,808

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.8%
AT&T, Inc.		82,299	2,488,722
CenturyLink, Inc.		8,576	319,027
Frontier Communications Corp.		13,810	71,121
Verizon Communications, Inc.		39,317	1,577,398
Windstream Corp.		8,089	94,965

			4,551,233

ELECTRIC UTILITIES – 2.0%
American Electric Power Co., Inc.		6,705	276,983
Duke Energy Corp.		18,507	407,154
Edison International		4,524	187,294
Entergy Corp.		2,445	178,607
Exelon Corp.		9,207	399,307
FirstEnergy Corp.		5,807	257,250
NextEra Energy, Inc.		5,867	357,183
Northeast Utilities		2,457	88,624
Pepco Holdings, Inc.		3,160	64,148
Pinnacle West Capital Corp.		1,516	73,041
PPL Corp.		8,030	236,243
Progress Energy, Inc.		4,096	229,458
Southern Co.		11,969	554,045

			3,309,337

ELECTRICAL EQUIPMENT – 0.5%
Cooper Industries PLC	IE	2,196	118,913
Emerson Electric Co.		10,218	476,057
Rockwell Automation, Inc.		1,970	144,539
Roper Industries, Inc.		1,339	116,319

			855,828

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.4%
Amphenol Corp., Class A		2,302	$104,488
Corning, Inc.		21,822	283,249
Flir Systems, Inc.		2,166	54,302
Jabil Circuit, Inc.		2,523	49,602
Molex, Inc.		1,902	45,382
TE Connectivity Ltd.	CH	5,895	181,625

			718,648

ENERGY EQUIPMENT & SERVICES – 1.9%
Baker Hughes, Inc.		6,061	294,807
Cameron International Corp.*		3,404	167,443
Diamond Offshore Drilling, Inc.		981	54,210
FMC Technologies, Inc.*		3,308	172,777
Halliburton Co.		12,778	440,969
Helmerich & Payne, Inc.		1,487	86,781
Nabors Industries Ltd.*	BM	4,043	70,106
National-Oilwell Varco, Inc.		5,886	400,189
Noble Corp.*	CH	3,504	105,891
Rowan Cos., Inc.*		1,732	52,531
Schlumberger Ltd.	AN	18,639	1,273,230

			3,118,934

FOOD & STAPLES RETAILING – 2.4%
Costco Wholesale Corp.		6,019	501,503
CVS Caremark Corp.		18,077	737,180
Kroger Co.		8,291	200,808
Safeway, Inc.		4,721	99,330
SUPERVALU, Inc.		3,001	24,368
Sysco Corp.		8,191	240,242
Wal-Mart Stores, Inc.		24,256	1,449,539
Walgreen Co.		12,351	408,324
Whole Foods Market, Inc.		2,218	154,328

			3,815,622

	Country Code**	Shares	Value

FOOD PRODUCTS – 1.9%
Archer-Daniels-Midland Co.		9,275	$265,265
Campbell Soup Co.		2,506	83,299
ConAgra Foods, Inc.		5,755	151,932
Dean Foods Co.*		2,546	28,515
General Mills, Inc.		8,935	361,063
HJ Heinz Co.		4,446	240,262
Hormel Foods Corp.		1,903	55,739
Kellogg Co.		3,441	174,011
Kraft Foods, Inc., Class A		24,535	916,628
McCormick & Co., Inc.		1,841	92,823
Mead Johnson Nutrition Co., Class A		2,826	194,231
Sara Lee Corp.		8,201	155,163
The Hershey Co.		2,125	131,283
The J. M. Smucker Co.		1,580	123,509
Tyson Foods, Inc., Class A		4,057	83,736

			3,057,459

GAS UTILITIES – 0.1%
AGL Resources, Inc.		1,620	68,461
ONEOK, Inc.		1,430	123,967

			192,428

HEALTH CARE EQUIPMENT & SUPPLIES – 1.7%
Bard (C.R.), Inc.		1,193	102,002
Baxter International, Inc.		7,830	387,428
Becton, Dickinson & Co.		2,984	222,964
Boston Scientific Corp.*		20,575	109,871
CareFusion Corp.*		3,117	79,203
Covidien PLC	IE	6,700	301,567
Dentsply International, Inc.		1,964	68,720
Edwards Lifesciences Corp.*		1,585	112,060
Intuitive Surgical, Inc.*		541	250,488
Medtronic, Inc.		14,655	560,554
St. Jude Medical, Inc.		4,430	151,949
Stryker Corp.		4,517	224,540

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Varian Medical Systems, Inc.*		1,563	$104,924
Zimmer Holdings, Inc.*		2,488	132,909

			2,809,179

HEALTH CARE PROVIDERS & SERVICES – 2.1%
Aetna, Inc.		5,032	212,300
AmerisourceBergen Corp.		3,588	133,438
Cardinal Health, Inc.		4,797	194,806
CIGNA Corp.		3,963	166,446
Coventry Health Care, Inc.*		2,004	60,862
DaVita, Inc.*		1,298	98,401
Express Scripts, Inc.*		6,755	301,881
Humana, Inc.		2,271	198,962
Laboratory Corp. of America Holdings*		1,376	118,295
McKesson Corp.		3,410	265,673
Medco Health Solutions, Inc.*		5,376	300,518
Patterson Cos., Inc.		1,323	39,055
Quest Diagnostics, Inc.		2,190	127,151
Tenet Healthcare Corp.*		6,032	30,944
UnitedHealth Group, Inc.		14,805	750,318
WellPoint, Inc.		4,831	320,054

			3,319,104

HEALTH CARE TECHNOLOGY – 0.1%
Cerner Corp.*		2,022	123,848

HOTELS, RESTAURANTS & LEISURE – 2.0%
Carnival Corp.	PA	6,285	205,142
Chipotle Mexican Grill, Inc.*		434	146,579
Darden Restaurants, Inc.		1,831	83,457
International Game Technology		4,187	72,016
Marriott International, Inc., Class A		3,723	108,600
McDonald’s Corp.		14,211	1,425,790
Starbucks Corp.		10,351	476,249

	Country Code**	Shares	Value

Starwood Hotels & Resorts Worldwide, Inc.		2,668	$127,984
Wyndham Worldwide Corp.		2,120	80,200
Wynn Resorts, Ltd.		1,099	121,429
Yum! Brands, Inc.		6,395	377,369

			3,224,815

HOUSEHOLD DURABLES – 0.2%
D.R. Horton, Inc.		3,858	48,649
Harman International Industries, Inc.		998	37,964
Leggett & Platt, Inc.		1,958	45,112
Lennar Corp., Class A		2,276	44,724
Newell Rubbermaid, Inc.		4,017	64,875
Pulte Homes, Inc.*		4,684	29,556
Whirlpool Corp.		1,080	51,246

			322,126

HOUSEHOLD PRODUCTS – 2.3%
Clorox Co.		1,831	121,872
Colgate-Palmolive Co.		6,721	620,953
Kimberly-Clark Corp.		5,473	402,594
The Procter & Gamble Co.		38,210	2,548,989

			3,694,408

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
AES Corp.*		8,950	105,968
Constellation Energy Group		2,798	110,997
NRG Energy, Inc.*		3,194	57,875

			274,840

INDUSTRIAL CONGLOMERATES – 2.5%
3M Co.		9,733	795,478
Danaher Corp.		7,910	372,086
General Electric Co.		146,619	2,625,946
Tyco International Ltd.	CH	6,415	299,645

			4,093,155

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

INSURANCE – 3.5%
ACE Ltd.	CH	4,677	$327,951
Aflac, Inc.		6,482	280,411
American International Group, Inc.*		6,064	140,685
Aon Corp.		4,489	210,085
Assurant, Inc.		1,279	52,516
Berkshire Hathaway, Inc., Class B*		24,415	1,862,864
Cincinnati Financial Corp.		2,275	69,297
Genworth Financial Inc., Class A*		6,924	45,352
Lincoln National Corp.		4,199	81,545
Loews Corp.		4,241	159,674
Marsh & McLennan Cos., Inc.		7,470	236,201
MetLife, Inc.		14,687	457,941
Prudential Financial, Inc.		6,555	328,537
The Allstate Corp.		7,018	192,363
The Chubb Corp.		3,862	267,328
The Hartford Financial Services Group, Inc.		6,187	100,539
The Principal Financial Group, Inc.		4,238	104,255
The Progressive Corp.		8,565	167,103
Torchmark Corp.		1,416	61,440
Travelers Cos., Inc.		5,733	339,222
Unum Group		4,061	85,565
XL Group PLC	IE	4,490	88,767

			5,659,641

INTERNET & CATALOG RETAIL – 0.8%
Amazon.com, Inc.*		5,052	874,501
Expedia, Inc.		1,302	37,784
Netflix, Inc.*		768	53,215
Priceline.com, Inc.*		691	323,188
TripAdvisor, Inc.*		1,302	32,823

			1,321,511

INTERNET SOFTWARE & SERVICES – 2.0%
Akamai Technologies, Inc.*		2,523	81,443
eBay, Inc.*		15,955	483,915
Google, Inc., Class A*		3,508	2,265,817

	Country Code**	Shares	Value

VeriSign, Inc.		2,209	$78,906
Yahoo!, Inc.*		17,225	277,839

			3,187,920

IT SERVICES – 3.8%
Accenture PLC, Class A	IE	8,900	473,747
Automatic Data Processing, Inc.		6,786	366,512
Cognizant Technology Solutions Corp., Class A*		4,195	269,780
Computer Sciences Corp.		2,181	51,690
Fidelity National Information Services, Inc.		3,369	89,582
Fiserv, Inc.*		1,955	114,837
International Business Machines Corp.		16,369	3,009,932
MasterCard, Inc., Class A		1,480	551,774
Paychex, Inc.		4,477	134,802
SAIC, Inc.*		3,832	47,095
Teradata Corp.*		2,324	112,737
The Western Union Co.		8,596	156,963
Total System Services, Inc.		2,229	43,599
Visa, Inc., Class A		7,063	717,106

			6,140,156

LEISURE EQUIPMENT & PRODUCTS – 0.1%
Hasbro, Inc.		1,600	51,024
Mattel, Inc.		4,701	130,500

			181,524

LIFE SCIENCES TOOLS & SERVICES – 0.4%
Agilent Technologies, Inc.*		4,821	168,397
Life Technologies Corp.*		2,492	96,964
PerkinElmer, Inc.		1,599	31,980
Thermo Fisher Scientific, Inc.*		5,252	236,182
Waters Corp.*		1,256	93,007

			626,530

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

MACHINERY – 2.0%
Caterpillar, Inc.		8,980	$813,588
Cummins, Inc.		2,678	235,717
Deere & Co.		5,748	444,608
Dover Corp.		2,574	149,421
Eaton Corp.		4,641	202,023
Flowserve Corp.		778	77,271
Illinois Tool Works, Inc.		6,711	313,471
Ingersoll-Rand PLC	IE	4,336	132,118
Joy Global, Inc.		1,459	109,381
PACCAR, Inc.		4,975	186,413
Pall Corp.		1,600	91,440
Parker Hannifin Corp.		2,098	159,972
Snap-On, Inc.		807	40,850
Stanley Black & Decker, Inc.		2,345	158,522
Xylem, Inc.		2,585	66,409

			3,181,204

MEDIA – 3.0%
Cablevision Systems Corp., Class A		3,015	42,873
CBS Corp., Class B		9,089	246,675
Comcast Corp., Class A		37,843	897,258
DIRECTV, Class A*		9,799	419,005
Discovery Communications, Inc., Class A*		3,670	150,360
Gannett Co., Inc.		3,329	44,509
News Corp., Class A		30,456	543,335
Omnicom Group, Inc.		3,831	170,786
Scripps Networks Interactive, Inc., Class A		1,352	57,352
The Interpublic Group of Cos., Inc.		6,405	62,321
The McGraw-Hill Cos., Inc.		4,075	183,253
The Walt Disney Co.		24,950	935,625
The Washington Post Co., Class B		66	24,869
Time Warner Cable, Inc.		4,432	281,742
Time Warner, Inc.		13,900	502,346
Viacom, Inc.		7,669	348,249

			4,910,558

	Country Code**	Shares	Value

METALS & MINING – 0.9%
Alcoa, Inc.		14,775	$127,804
Allegheny Technologies, Inc.		1,491	71,270
Cliffs Natural Resources, Inc.		1,986	123,827
Freeport-McMoRan Copper & Gold, Inc.		13,163	484,267
Newmont Mining Corp.		6,871	412,329
Nucor Corp.		4,397	173,989
Titanium Metals Corp.		1,173	17,571
United States Steel Corp.		1,982	52,444

			1,463,501

MULTI-LINE RETAIL – 0.8%
Big Lots, Inc.*		922	34,815
Dollar Tree, Inc.*		1,652	137,298
Family Dollar Stores, Inc.		1,632	94,101
J.C. Penney Co., Inc.		1,983	69,702
Kohl’s Corp.		3,520	173,712
Macy’s, Inc.		5,831	187,641
Nordstrom, Inc.		2,246	111,649
Sears Holdings Corp.*		549	17,447
Target Corp.		9,326	477,678

			1,304,043

MULTI-UTILITIES – 1.4%
Ameren Corp.		3,363	111,416
Centerpoint Energy, Inc.		5,913	118,792
CMS Energy Corp.		3,497	77,214
Consolidated Edison, Inc.		4,067	252,276
Dominion Resources, Inc.		7,910	419,863
DTE Energy Co.		2,350	127,957
Integrys Energy Group, Inc.		1,081	58,568
NiSource, Inc.		3,902	92,907
PG&E Corp.		5,636	232,316

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Public Service Enterprise Group, Inc.		7,024	$231,862
SCANA Corp.		1,601	72,141
Sempra Energy		3,327	182,985
TECO Energy, Inc.		2,947	56,406
Wisconsin Energy Corp.		3,210	112,222
Xcel Energy, Inc.		6,733	186,100

			2,333,025

OFFICE ELECTRONICS – 0.1%
Xerox Corp.		19,257	153,286

OIL, GAS & CONSUMABLE FUELS – 10.1%
Alpha Natural Resources, Inc.*		3,024	61,780
Anadarko Petroleum Corp.		6,915	527,822
Apache Corp.		5,333	483,063
Cabot Oil & Gas Corp.		1,451	110,131
Chesapeake Energy Corp.		9,154	204,043
Chevron Corp.		27,657	2,942,705
ConocoPhillips		18,440	1,343,723
Consol Energy, Inc.		3,149	115,568
Denbury Resources, Inc.*		5,514	83,261
Devon Energy Corp.		5,609	347,758
El Paso Corp.		10,708	284,512
EOG Resources, Inc.		3,733	367,738
EQT Corp.		2,074	113,634
Exxon Mobil Corp.		66,569	5,642,388
Hess Corp.		4,139	235,095
Marathon Oil Corp.		9,773	286,056
Marathon Petroleum Corp.		4,950	164,785
Murphy Oil Corp.		2,687	149,773
Newfield Exploration Co.*		1,839	69,385
Noble Energy, Inc.		2,438	230,123
Occidental Petroleum Corp.		11,274	1,056,374
Peabody Energy Corp.		3,760	124,494
Pioneer Natural Resources Co.		1,700	152,116
QEP Resources, Inc.		2,456	71,961

	Country Code**	Shares	Value

Range Resources Corp.		2,172	$134,534
Southwestern Energy Co.*		4,823	154,047
Spectra Energy Corp.		9,030	277,672
Sunoco, Inc.		1,483	60,833
Tesoro Corp.*		1,937	45,248
The Williams Cos., Inc.		8,184	270,236
Valero Energy Corp.		7,774	163,643

			16,274,501

PAPER & FOREST PRODUCTS – 0.2%
International Paper Co.		6,068	179,613
MeadWestvaco Corp.		2,369	70,951

			250,564

PERSONAL PRODUCTS – 0.2%
Avon Products, Inc.		5,980	104,471
The Estee Lauder Cos., Inc., Class A		1,551	174,208

			278,679

PHARMACEUTICALS – 6.1%
Abbott Laboratories		21,634	1,216,480
Allergan, Inc.		4,236	371,667
Bristol-Myers Squibb Co.		23,532	829,268
Eli Lilly & Co.		14,148	587,991
Forest Laboratories, Inc.*		3,710	112,264
Hospira, Inc.*		2,286	69,426
Johnson & Johnson		37,926	2,487,187
Merck & Co., Inc.		42,330	1,595,841
Mylan, Inc.*		5,921	127,065
Perrigo Co.		1,294	125,906
Pfizer, Inc.		106,758	2,310,243
Watson Pharmaceuticals, Inc.*		1,765	106,500

			9,939,838

PROFESSIONAL SERVICES – 0.1%
Equifax, Inc.		1,680	65,083
Robert Half International, Inc.		1,960	55,782
The Dun & Bradstreet Corp.		663	49,612

			170,477

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 1.8%
Apartment Investment & Management Co., Class A		1,656	$37,939
AvalonBay Communities, Inc.		1,320	172,392
Boston Properties, Inc.		2,050	204,180
Equity Residential		4,119	234,907
HCP, Inc.		5,662	234,577
Health Care REIT, Inc.		2,635	143,687
Host Hotels & Resorts, Inc.		9,804	144,805
Kimco Realty Corp.		5,648	91,723
Plum Creek Timber Co., Inc.		2,238	81,821
ProLogis, Inc.		6,362	181,890
Public Storage		1,971	265,021
Simon Property Group, Inc.		4,080	526,075
Ventas, Inc.		3,998	220,410
Vornado Realty Trust		2,562	196,915
Weyerhaeuser Co.		7,447	139,035

			2,875,377

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0% +
CBRE Group, Inc.*		4,500	68,490

ROAD & RAIL – 0.9%
CSX Corp.		14,582	307,097
Norfolk Southern Corp.		4,668	340,111
Ryder System, Inc.		692	36,773
Union Pacific Corp.		6,709	710,751

			1,394,732

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.3%
Advanced Micro Devices, Inc.*		8,120	43,848
Altera Corp.		4,455	165,280
Analog Devices, Inc.		4,137	148,022
Applied Materials, Inc.		18,128	194,151

	Country Code**	Shares	Value

Broadcom Corp., Class A*		6,735	$197,740
First Solar, Inc.*		835	28,190
Intel Corp.		70,718	1,714,911
Kla-Tencor Corp.		2,314	111,650
Linear Technology Corp.		3,161	94,925
LSI Corp.*		7,987	47,523
Microchip Technology, Inc.		2,653	97,179
Micron Technology, Inc.*		13,706	86,211
Novellus Systems, Inc.*		921	38,028
NVIDIA Corp.*		8,477	117,491
Teradyne, Inc.*		2,490	33,939
Texas Instruments, Inc.		15,869	461,947
Xilinx, Inc.		3,643	116,794

			3,697,829

SOFTWARE – 3.4%
Adobe Systems, Inc.*		6,816	192,688
Autodesk, Inc.*		3,157	95,752
BMC Software, Inc.*		2,364	77,492
CA, Inc.		5,149	104,087
Citrix Systems, Inc.*		2,589	157,204
Electronic Arts, Inc.*		4,628	95,337
Intuit, Inc.		4,128	217,092
Microsoft Corp.		103,976	2,699,217
Oracle Corp.		54,645	1,401,644
Red Hat, Inc.*		2,677	110,533
Salesforce.com, Inc.*		1,888	191,556
Symantec Corp.*		10,238	160,225

			5,502,827

SPECIALTY RETAIL – 1.9%
Abercrombie & Fitch Co., Class A		1,178	57,534
AutoNation, Inc.*		656	24,187
AutoZone, Inc.*		388	126,088
Bed Bath & Beyond, Inc.*		3,334	193,272
Best Buy Co., Inc.		4,076	95,256
CarMax, Inc.*		3,143	95,799
GameStop Corp., Class A*		1,903	45,919
Limited Brands, Inc.		3,415	137,795

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Lowe’s Cos., Inc.		17,394	$441,460
O’Reilly Automotive, Inc.*		1,782	142,471
Orchard Supply Hardware Stores Corp., Class A*		22	83
Ross Stores, Inc.		3,108	147,723
Staples, Inc.		9,710	134,872
The Gap, Inc.		4,826	89,522
The Home Depot, Inc.		21,409	900,034
Tiffany & Co.		1,762	116,750
TJX Cos., Inc.		5,237	338,048
Urban Outfitters, Inc.*		1,542	42,498

			3,129,311

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Coach, Inc.		4,052	247,334
Nike, Inc., Class B		5,152	496,498
Ralph Lauren Corp.		895	123,582
VF Corp.		1,210	153,658

			1,021,072

THRIFT & MORTGAGE FINANCE – 0.1%
Hudson City Bancorp, Inc.		7,383	46,144
People’s United Financial, Inc.		5,009	64,365

			110,509

TOBACCO – 1.9%
Altria Group, Inc.		28,558	846,745
Lorillard, Inc.		1,875	213,750
Philip Morris International, Inc.		24,123	1,893,173
Reynolds American, Inc.		4,694	194,425

			3,148,093

TRADING COMPANIES & DISTRIBUTORS – 0.2%
Fastenal Co.		4,099	178,757
W.W. Grainger, Inc.		842	157,614

			336,371

Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.3%
American Tower Corp., Class A	5,457	$327,475
MetroPCS Communications, Inc.*	4,113	35,701
Sprint Nextel Corp.*	41,583	97,304

		460,480

Total Common Stocks
(Cost $151,929,337)		158,079,859

PREFERRED STOCKS – 0.0% +
SPECIALTY RETAIL – 0.0% +
Orchard Supply Hardware Stores Corp., Series A* (Cost $130)	22	83

SHORT TERM INVESTMENTS – 2.0%
MUTUAL FUNDS – 2.0%
State Street Institutional Treasury Plus Money Market Fund, 0.00% (Cost $3,178,449)	3,178,449	3,178,449

TOTAL INVESTMENTS – 99.7%
(Cost $155,107,916)		$161,258,391
Other assets less liabilities – 0.3%		454,590

NET ASSETS – 100.0%		$161,712,981

REIT	Real Estate Investment Trust

AN	Netherlands Antilles
BM	Bermuda
CH	Switzerland
IE	Ireland
PA	Panama

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.

See Notes to Financial Statements.

SC SM BLACKROCK LARGE CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(1)	At the period end, cash of $264,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Depreciation ($)
Long	S&P 500 E-Mini Index March Futures	3/16/12	58	(3,190)

(2)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.1%
AEROSPACE & DEFENSE – 1.9%
AAR Corp.		6,709	$128,612
AeroVironment, Inc.*		2,829	89,029
American Science & Engineering, Inc.		1,526	103,936
Astronics Corp.*		1,760	63,026
Ceradyne, Inc.*		4,203	112,556
Cubic Corp.		2,666	116,211
Curtiss-Wright Corp.		7,846	277,199
DigitalGlobe, Inc.*		5,954	101,873
Ducommun, Inc.		1,718	21,904
Esterline Technologies Corp.*		5,152	288,357
GenCorp, Inc.*		10,157	54,035
Geoeye, Inc.*		3,726	82,792
Heico Corp.		7,059	412,810
Hexcel Corp.*		16,597	401,813
Kratos Defense & Security Solutions, Inc.*		5,517	32,936
LMI Aerospace, Inc.*		1,563	27,431
Moog, Inc.*		7,658	336,416
National Presto Industries, Inc.		801	74,974
Orbital Sciences Corp.*		9,874	143,469
Taser International, Inc.*		9,387	48,061
Teledyne Technologies, Inc.*		6,208	340,509
The Keyw Holding Corp.*		3,077	22,770
Triumph Group, Inc.		6,368	372,210

			3,652,929

AIR FREIGHT & LOGISTICS – 0.3%
Air Transport Services Group, Inc.*		9,282	43,811
Atlas Air Worldwide Holdings, Inc.*		4,436	170,476
Forward Air Corp.		4,959	158,936
HUB Group, Inc.*		6,203	201,163

	Country Code**	Shares	Value

Pacer International, Inc.*		5,894	$31,533
Park-Ohio Holdings Corp.*		1,413	25,208

			631,127

AIRLINES – 0.6%
Alaska Air Group, Inc.*		6,089	457,223
Allegiant Travel Co.*		2,514	134,097
Hawaiian Holdings, Inc.*		8,660	50,228
JetBlue Airways Corp.*		41,694	216,809
Republic Airways Holdings, Inc.*		8,170	28,023
SkyWest, Inc.		8,942	112,580
Spirit Airlines, Inc.*		2,635	41,106
US Airways Group, Inc.*		27,425	139,044

			1,179,110

AUTO COMPONENTS – 0.8%
American Axle & Manufacturing Holdings, Inc.*		11,266	111,421
Amerigon, Inc.*		3,821	54,488
Cooper Tire & Rubber Co.		10,524	147,441
Dana Holding Corp.*		24,782	301,101
Dorman Products, Inc.*		1,805	66,659
Drew Industries, Inc.*		3,210	78,741
Exide Technologies*		12,909	33,951
Fuel Systems Solutions, Inc.*		2,838	46,799
Modine Manufacturing Co.*		7,809	73,873
Motorcar Parts of America, Inc.*		2,016	15,120
Shiloh Industries, Inc.*		884	7,408
Spartan Motors, Inc.		5,562	26,753
Standard Motor Products, Inc.		3,383	67,829
Stoneridge, Inc.*		4,580	38,609
Superior Industries International, Inc.		4,017	66,441

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tenneco, Inc.*		10,240	$304,947
Tower International, Inc.*		1,080	11,599

			1,453,180

AUTOMOBILES – 0.0%+
Winnebago Industries, Inc.*		5,102	37,653

BEVERAGES – 0.2%
Boston Beer Co., Inc.*		1,381	149,921
Central European Distribution Corp.*		12,519	54,771
Coca-Cola Bottling Co. Consolidated		765	44,791
Craft Brewers Alliance, Inc.*		1,678	10,102
Heckmann Corp.*		16,794	111,680
MGP Ingredients, Inc.		2,271	11,446
National Beverage Corp.*		1,856	29,826
Primo Water Corp.*		2,683	8,156

			420,693

BIOTECHNOLOGY – 3.7%
Achillion Pharmaceuticals, Inc.*		8,112	61,813
Acorda Therapeutics, Inc.*		6,641	158,321
Aegerion Pharmaceuticals, Inc.*		1,522	25,478
Affymax, Inc.*		5,965	39,429
Alkermes PLC*	IE	16,158	280,503
Allos Therapeutics, Inc.*		12,904	18,324
Alnylam Pharmaceuticals, Inc.*		6,388	52,062
AMAG Pharmaceuticals, Inc.*		3,623	68,511
Amicus Therapeutics, Inc.*		2,611	8,982

	Country Code**	Shares	Value

Anacor Pharmaceuticals, Inc.*		1,785	$11,067
Anthera Pharmaceuticals, Inc.*		3,598	22,092
Ardea Biosciences, Inc.*		2,885	48,497
Arena Pharmaceuticals, Inc.*		24,879	46,524
Ariad Pharmaceuticals, Inc.*		22,311	273,310
ArQule, Inc.*		9,250	52,170
Array Biopharma, Inc.*		9,628	20,797
Astex Pharmaceuticals, Inc.*		10,367	19,594
Aveo Pharmaceuticals, Inc.*		5,235	90,042
AVI Biopharma, Inc.*		23,878	17,789
BioCryst Pharmaceuticals, Inc.*		4,755	11,745
BioMimetic Therapeutics, Inc.*		3,227	9,197
BioSante Pharmaceuticals, Inc.*		18,565	9,322
BioSpecifics Technologies Corp.*		800	13,296
BioTime, Inc.*		4,237	24,617
Cell Therapeutics, Inc.*		33,000	38,280
Celldex Therapeutics, Inc.*		7,367	19,154
Cepheid, Inc.*		10,457	359,825
Chelsea Therapeutics International Ltd.*		8,869	45,498
Cleveland Biolabs, Inc.*		4,729	13,525
Clovis Oncology, Inc.*		1,831	25,799
Codexis, Inc.*		4,306	22,822
Cubist Pharmaceuticals, Inc.*		10,151	402,183
Curis, Inc.*		12,909	60,414

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Cytori Therapeutics, Inc.*		8,469	$18,632
DUSA Pharmaceuticals, Inc.*		4,259	18,654
Dyax Corp.*		16,286	22,149
Dynavax Technologies Corp.*		25,681	85,261
Emergent Biosolutions, Inc.*		4,182	70,425
Enzon Pharmaceuticals, Inc.*		6,339	42,471
Exact Sciences Corp.*		9,439	76,645
Exelixis, Inc.*		21,521	101,902
Genomic Health, Inc.*		2,914	73,986
Geron Corp.*		21,735	32,168
GTx, Inc.*		4,164	13,991
Halozyme Therapeutics, Inc.*		13,839	131,609
Horizon Pharma, Inc.*		766	3,064
Idenix Pharmaceuticals, Inc.*		10,022	74,614
ImmunoGen, Inc.*		12,681	146,846
Immunomedics, Inc.*		11,492	38,268
Incyte Corp.*		14,915	223,874
Infinity Pharmaceuticals, Inc.*		3,219	28,456
Inhibitex, Inc.*		10,676	116,795
Insmed, Inc.*		4,280	13,054
InterMune, Inc.*		9,099	114,647
Ironwood Pharmaceuticals, Inc.*		8,477	101,470
Isis Pharmaceuticals, Inc.*		16,717	120,530
Keryx Biopharmaceuticals, Inc.*		11,729	29,674
Lexicon Genetics, Inc.*		29,660	38,261
Ligand Pharmaceuticals, Inc.*		3,312	39,313
Mannkind Corp.*		12,870	32,175
Maxygen, Inc.*		4,694	26,427
Medivation, Inc.*		5,285	243,691
Metabolix, Inc.*		6,023	27,405

	Country Code**	Shares	Value

Micromet, Inc.*		15,369	$110,503
Momenta Pharmaceuticals, Inc.*		7,781	135,312
Nabi Biopharmaceuticals*		7,155	13,451
Neurocrine Biosciences, Inc.*		8,514	72,369
NewLink Genetics Corp.*		1,190	8,378
Novavax, Inc.*		17,183	21,651
NPS Pharmaceuticals, Inc.*		14,426	95,067
Nymox Pharmaceutical Corp.*	CA	3,272	26,896
OncoGenex Pharmaceutical, Inc.*		1,684	19,770
Oncothyreon, Inc.*		7,139	54,114
Onyx Pharmaceuticals, Inc.*		10,718	471,056
Opko Health, Inc.*		18,247	89,410
Orexigen Therapeutics, Inc.*		6,093	9,810
Osiris Therapeutics, Inc.*		3,088	16,521
PDL BioPharma, Inc.		23,787	147,479
Peregrine Pharmaceuticals, Inc.*		13,444	13,847
Pharmacyclics, Inc.*		7,726	114,499
PharmAthene, Inc.*		6,236	7,920
Progenics Pharmaceuticals, Inc.*		5,086	43,434
Raptor Pharmaceutical Corp.*		8,052	50,406
Rigel Pharmaceuticals, Inc.*		11,510	90,814
Sangamo BioSciences, Inc.*		8,631	24,512
Savient Pharmaceuticals, Inc.*		11,678	26,042
SciClone Pharmaceuticals, Inc.*		6,016	25,809
Seattle Genetics, Inc.*		16,308	272,588

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Siga Technologies, Inc.*		5,942	$14,974
Spectrum Pharmaceuticals, Inc.*		9,660	141,326
Sunesis Pharmaceuticals, Inc.*		4,968	5,813
Synta Pharmaceuticals Corp.*		3,935	18,376
Targacept, Inc.*		4,620	25,733
Theravance, Inc.*		11,636	257,156
Trius Therapeutics, Inc.*		1,342	9,595
Vanda Pharmaceuticals, Inc.*		5,037	23,976
Vical, Inc.*		11,923	52,580
Zalicus, Inc.*		13,134	15,892
Ziopharm Oncology, Inc.*		10,057	44,351
Zogenix, Inc.*		4,129	9,249

			7,058,118

BUILDING PRODUCTS – 0.7%
A.O. Smith Corp.		6,452	258,854
Aaon, Inc.		3,240	66,388
Ameresco, Inc., Class A*		3,076	42,203
American Woodmark Corp.		1,630	22,266
Apogee Enterprises, Inc.		4,874	59,755
Builders FirstSource, Inc.*		7,550	15,402
Gibraltar Industries, Inc.*		5,218	72,843
Griffon Corp.		8,217	75,021
Insteel Industries, Inc.		2,985	32,805
NCI Building Systems, Inc.*		3,320	36,089
Quanex Building Products Corp.		6,377	95,783
Simpson Manufacturing Co., Inc.		7,049	237,269
Trex Co., Inc.*		2,680	61,399

	Country Code**	Shares	Value

Universal Forest Products, Inc.		3,276	$101,130
USG Corp.*		11,989	121,808

			1,299,015

CAPITAL MARKETS – 1.9%
Apollo Investment Corp.		33,046	212,816
Arlington Asset Investment Corp., Class A		1,127	24,039
Artio Global Investors, Inc.		5,524	26,957
BGC Partners, Inc.		12,764	75,818
BlackRock Kelso Capital Corp.		12,262	100,058
Calamos Asset Management, Inc.		3,332	41,683
Capital Southwest Corp.		476	38,818
CIFC Corp.*		2,230	12,042
Cohen & Steers, Inc.		2,996	86,584
Cowen Group, Inc., Class A*		11,677	30,243
Diamond Hill Investment Group		432	31,959
Duff & Phelps Corp., Class A		5,142	74,559
Edelman Financial Group, Inc.		3,483	22,883
Epoch Holding Corp.		2,547	56,620
Evercore Partners, Inc.		3,555	94,634
FBR Capital Markets Corp.*		7,363	15,094
Fidus Investment Corp.		833	10,804
Fifth Street Finance Corp.		12,281	117,529
Financial Engines, Inc.*		6,470	144,475
FXCM, Inc., Class A		3,010	29,348
GAMCO Investors, Inc.		1,158	50,361
GFI Group, Inc.		11,884	48,962
Gladstone Capital Corp.		3,579	27,308
Gladstone Investment Corp.		3,753	27,284

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Gleacher & Co., Inc.*		11,830	$19,874
Golub Capital BDC, Inc.		1,773	27,482
Harris & Harris Group, Inc.*		5,219	18,058
Hercules Technology Growth Capital, Inc.		7,369	69,563
HFF, Inc., Class A*		5,053	52,198
ICG Group, Inc.*		6,328	48,852
INTL FCStone, Inc.*		2,271	53,528
Investment Technology Group, Inc.*		6,909	74,686
JMP Group, Inc.		2,668	19,076
KBW, Inc.		5,581	84,720
Knight Capital Group, Inc.*		17,012	201,082
Kohlberg Capital Corp.		3,198	20,179
Ladenburg Thalmann Financial Services, Inc.*		18,402	45,637
Main Street Capital Corp.		3,844	81,647
Manning & Napier, Inc.*		2,138	26,704
MCG Capital Corp.		13,345	53,247
Medallion Financial Corp.		2,612	29,725
Medley Capital Corp.		1,827	19,001
MVC Capital, Inc.		4,089	47,392
New Mountain Finance Corp.		1,303	17,473
NGP Capital Resources Co.		3,660	26,315
Oppenheimer Holdings, Inc., Class A		1,693	27,257
PennantPark Investment Corp.		7,659	77,279
Piper Jaffray Cos., Inc.*		2,718	54,904
Prospect Capital Corp.		18,556	172,385
Pzena Investment Management, Inc., Class A		1,359	5,884
Safeguard Scientifics, Inc.*		3,558	56,181

	Country Code**	Shares	Value

Solar Capital Ltd.		6,214	$137,267
Solar Senior Capital Ltd.		1,293	20,365
Stifel Financial Corp.*		9,101	291,687
SWS Group, Inc.		5,034	34,584
ThL Credit, Inc.		1,588	19,390
TICC Capital Corp.		5,392	46,641
Triangle Capital Corp.		3,686	70,476
Virtus Investment Partners, Inc.*		941	71,525
Walter Investment Management Corp.		4,404	90,326
Westwood Holdings Group, Inc.		1,025	37,464

			3,650,932

CHEMICALS – 2.0%
American Vanguard Corp.		3,734	49,812
Balchem Corp.		4,872	197,511
Calgon Carbon Corp.*		9,550	150,031
Chase Corp.		1,059	14,720
Chemtura Corp.*		16,233	184,082
Ferro Corp.*		14,940	73,057
Flotek Industries, Inc.*		8,558	85,238
FutureFuel Corp.		3,133	38,912
Georgia Gulf Corp.*		5,717	111,424
H.B. Fuller Co.		8,375	193,546
Hawkins, Inc.		1,453	53,558
Innophos Holdings, Inc.		3,677	178,555
Innospec, Inc.*		4,004	112,392
KMG Chemicals, Inc.		1,194	20,620
Koppers Holdings, Inc.		3,481	119,607
Kraton Performance Polymers, Inc.*		5,388	109,376
Landec Corp.*		4,379	24,172
LSB Industries, Inc.*		3,078	86,276
Minerals Technologies, Inc.		3,077	173,943
NewMarket Corp.		1,534	303,901
Olin Corp.		13,435	263,998
OM Group, Inc.*		5,236	117,234

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Omnova Solutions, Inc.*		7,853	$36,202
PolyOne Corp.		15,818	182,698
Quaker Chemical Corp.		2,158	83,925
Schulman A, Inc.		5,193	109,988
Senomyx, Inc.*		6,631	23,076
Sensient Technologies Corp.		8,448	320,179
Spartech Corp.*		5,114	24,189
Stepan Co.		1,364	109,338
TPC Group, Inc.*		2,255	52,609
Tredegar Corp.		4,027	89,480
Zep, Inc.		3,766	52,649
Zoltek Cos., Inc.*		4,691	35,745

			3,782,043

COMMERCIAL BANKS – 6.2%
1st Source Corp.		2,610	66,111
1st United Bancorp, Inc.*		4,661	25,869
Alliance Financial Corp.		850	26,248
Ameris Bancorp*		4,113	42,282
Ames National Corp.		1,489	29,035
Arrow Financial Corp.		1,716	40,223
Bancfirst Corp.		1,127	42,308
Banco Latinoamericano de Comercio Exterior SA, Class E	PA	4,763	76,446
Bancorp Rhode Island, Inc.		647	25,686
BancorpSouth, Inc.		14,126	155,669
Bank of Kentucky Financial Corp.		1,030	20,651
Bank of Marin Bancorp		915	34,395
Bank of The Ozarks, Inc.		4,799	142,194
Banner Corp.		2,722	46,682
BBCN Bancorp, Inc.*		12,616	119,221
Boston Private Financial Holdings, Inc.		13,095	103,974
Bridge Bancorp, Inc.		1,053	20,955
Bridge Capital Holdings*		1,593	16,567

	Country Code**	Shares	Value

Bryn Mawr Bank Corp.		1,887	$36,778
Camden National Corp.		1,250	40,750
Capital Bank Corp.*		2,292	4,607
Capital City Bank Group, Inc.		2,070	19,768
Cardinal Financial Corp.		5,062	54,366
Cascade Bancorp*		1,260	5,519
Cathay General Bancorp		13,271	198,136
Center Bancorp, Inc.		2,125	20,761
Centerstate Banks, Inc.		5,224	34,583
Central Pacific Financial Corp.*		2,582	33,359
Century Bancorp, Inc., Class A		642	18,130
Chemical Financial Corp.		4,627	98,648
Citizens & Northern Corp.		2,137	39,470
City Holding Co.		2,567	86,996
CNB Financial Corp.		2,189	34,542
Cobiz Financial, Inc.		5,762	33,247
Columbia Banking System, Inc.		6,735	129,783
Community Banking Systems, Inc.		6,238	173,416
Community Trust Bancorp, Inc.		2,317	68,166
CVB Financial Corp.		15,274	153,198
Eagle Bancorp, Inc.*		2,763	40,174
Encore Bancshares, Inc.*		1,501	20,294
Enterprise Bancorp, Inc.		1,044	14,929
Enterprise Financial Services Corp.		2,726	40,345
F.N.B. Corp.		21,552	243,753
Financial Institutions, Inc.		2,378	38,381
First Bancorp		2,673	29,804
First Bancorp, Inc.		1,561	23,993
First Busey Corp.		13,276	66,380
First Commonwealth Financial Corp.		17,983	94,591

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

First Community Bancshares, Inc.		2,778	$34,669
First Connecticut Bancorp, Inc.		3,068	39,915
First Financial Bancorp		9,860	164,070
First Financial Bankshares, Inc.		5,327	178,082
First Financial Corp.		1,928	64,164
First Interstate BancSystem, Inc.		2,709	35,298
First Merchants Corp.		4,393	37,209
First Midwest Bancorp, Inc.		12,728	128,935
FirstMerit Corp.		18,540	280,510
German American Bancorp, Inc.		2,153	39,163
Glacier Bancorp, Inc.		12,157	146,249
Great Southern Bancorp, Inc.		1,725	40,693
Hampton Roads Bankshares, Inc.*		1,759	4,820
Hancock Holding Co.		12,961	414,363
Hanmi Financial Corp.*		5,282	39,087
Heartland Financial USA, Inc.		2,272	34,852
Heritage Commerce Corp.*		3,565	16,898
Heritage Financial Corp.		2,661	33,422
Home Bancshares, Inc.		3,841	99,520
Hudson Valley Holding Corp.		2,623	55,660
IBERIABANK Corp.		4,998	246,401
Independent Bank Corp. Massachusetts		3,608	98,462
International Bancshares Corp.		8,961	164,300
Investors Bancorp, Inc.*		7,837	105,643
Lakeland Bancorp, Inc.		3,837	33,075
Lakeland Financial Corp.		2,766	71,556

	Country Code**	Shares	Value

MainSource Financial Group, Inc.		3,438	$30,358
MB Financial, Inc.		9,283	158,739
Merchants Bancshares, Inc.		808	23,594
Metro Bancorp, Inc.*		2,309	19,349
MidSouth Bancorp, Inc.		1,373	17,863
National Bankshares, Inc.		1,195	33,364
National Penn Bancshares, Inc.		20,875	176,185
NBT Bancorp, Inc.		5,829	128,996
Old National Bancorp		16,024	186,680
OmniAmerican Bancorp, Inc.*		1,987	31,196
Oriental Financial Group	PR	7,699	93,235
Orrstown Financial Services, Inc.		1,291	10,651
Pacific Capital Bancorp*		643	18,158
Pacific Continental Corp.		3,275	28,984
PacWest Bancorp		5,144	97,479
Park National Corp.		2,180	141,831
Park Sterling Corp.*		5,420	22,114
Penns Woods Bancorp, Inc.		643	24,936
Peoples Bancorp, Inc.		1,854	27,458
Pinnacle Financial Partners, Inc.*		5,793	93,557
PrivateBancorp, Inc.		10,132	111,249
Prosperity Bancshares, Inc.		7,959	321,146
Renasant Corp.		4,321	64,815
Republic Bancorp, Inc.		1,736	39,754
S&T Bancorp, Inc.		4,728	92,432
S.Y. Bancorp, Inc.		2,093	42,969
Sandy Spring Bancorp, Inc.		4,104	72,025
SCBT Financial Corp.		2,414	70,030
Seacoast Banking Corp. of Florida*		12,514	19,021
Sierra Bancorp		2,135	18,788
Signature Bank*		7,813	468,702

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Simmons First National Corp., Class A		2,903	$78,933
Southside Bancshares, Inc.		2,841	61,536
Southwest Bancorp, Inc.*		3,368	20,073
State Bancorp, Inc.		2,611	31,854
State Bank Financial Corp.*		5,399	81,579
Stellarone Corp.		3,979	45,281
Sterling Bancorp		5,143	44,436
Sterling Financial Corp.*		4,543	75,868
Suffolk Bancorp*		1,766	19,055
Sun Bancorp, Inc.*		7,214	17,458
Susquehanna Bancshares, Inc.		26,457	221,710
SVB Financial Group*		7,269	346,659
Taylor Capital Group, Inc.*		2,014	19,576
Texas Capital Bancshares, Inc*		6,324	193,578
The Bancorp, Inc.*		4,995	36,114
The First of Long Island Corp.		1,321	34,769
Tompkins Financial Corp.		1,343	51,719
Tower Bancorp, Inc.		1,785	50,944
TowneBank		4,241	51,910
Trico Bancshares		2,404	34,185
Trustmark Corp.		10,863	263,862
UMB Financial Corp.		5,424	202,044
Umpqua Holdings Corp.		19,383	240,155
Union First Market Bankshares Corp.		3,536	46,993
United Bankshares, Inc.		5,778	163,344
United Community Banks, Inc.*		7,160	50,048
Univest Corp. of Pennsylvania		2,768	40,524
Virginia Commerce Bancorp, Inc.*		4,131	31,933
Washington Banking Co.		2,748	32,729
Washington Trust Bancorp, Inc.		2,433	58,051

	Country Code**	Shares	Value

Webster Financial Corp.		12,178	$248,309
WesBanco, Inc.		3,983	77,549
West Bancorporation		2,725	26,105
West Coast Bancorp*		3,057	47,689
Westamerica Bancorporation		4,904	215,286
Western Alliance Bancorp*		11,775	73,358
Wilshire Bancorp, Inc.*		10,133	36,783
Wintrust Financial Corp.		5,903	165,579

			11,761,635

COMMERCIAL SERVICES & SUPPLIES – 2.6%
ABM Industries, Inc.		8,950	184,549
Acco Brands Corp.*		9,285	89,600
American Reprographics Co.*		6,484	29,762
AT Cross Co., Class A*		1,538	17,349
Casella Waste Systems, Inc., Class A*		4,310	27,584
Cenveo, Inc.*		9,378	31,885
Clean Harbors, Inc.*		7,947	506,462
CompX International, Inc.		143	2,106
Consolidated Graphics, Inc.*		1,413	68,220
Courier Corp.		1,737	20,375
Deluxe Corp.		8,736	198,831
Encore Capital Group, Inc.*		2,796	59,443
EnergySolutions, Inc.*		13,761	42,521
Enernoc, Inc.*		3,993	43,404
Ennis, Inc.		4,472	59,612
Fuel Tech, Inc.*		3,120	20,530
G&K Services, Inc.		3,205	93,298
Geo Group, Inc.*		10,946	183,346
Healthcare Services Group, Inc.		11,221	198,499
Heritage-Crystal Clean, Inc.*		778	12,884
Herman Miller, Inc.		9,692	178,817
HNI Corp.		7,572	197,629

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Innerworkings, Inc.*		4,355	$40,545
Interface, Inc.		8,875	102,418
Intersections, Inc.		1,565	17,356
Kimball International, Inc.		5,256	26,648
Knoll, Inc.		8,083	120,033
McGrath Rentcorp.		4,102	118,917
Metalico, Inc.*		6,555	21,566
Mine Safety Appliances Co.		4,607	152,584
Mobile Mini, Inc.*		6,187	107,963
Multi-Color Corp.		1,921	49,427
NL Industries, Inc.		1,107	14,358
Portfolio Recovery Associates, Inc.*		2,916	196,888
Quad Graphics, Inc.		4,345	62,307
Rollins, Inc.		10,802	240,020
Schawk, Inc.		1,994	22,353
Standard Parking Corp.*		2,634	47,070
Steelcase, Inc., Class A		13,382	99,830
Swisher Hygiene, Inc.*		14,505	54,249
SYKES Enterprises, Inc.*		6,685	104,687
Team, Inc.*		3,268	97,223
Tetra Tech, Inc.*		10,560	227,990
The Brink’s Co.		7,908	212,567
TMS International Corp., Class A*		2,201	21,746
TRC Companies, Inc.*		3,039	18,264
UniFirst Corp.		2,387	135,438
United Stationers, Inc.		7,210	234,758
US Ecology, Inc.		3,116	58,518
Viad Corp.		3,497	61,128
WCA Waste Corp.*		3,034	19,751

			4,953,308

COMMUNICATIONS EQUIPMENT – 2.1%
ADTRAN, Inc.		10,969	330,825
Anaren, Inc.*		2,587	42,996
Arris Group, Inc.*		20,952	226,701
Aruba Networks, Inc.*		14,436	267,355
Aviat Networks, Inc.*		10,585	19,370

	Country Code**	Shares	Value

Bel Fuse, Inc., Class B		1,768	$33,150
Black Box Corp.		3,007	84,316
Blue Coat Systems, Inc.*		7,342	186,854
Calix, Inc.*		6,387	41,324
Communications Systems, Inc.		1,163	16,352
Comtech Telecommunications Corp.		3,374	96,564
Dialogic, Inc.*		2,474	2,969
Digi International, Inc.*		4,349	48,535
Emcore Corp.*		15,315	13,206
Emulex Corp.*		14,793	101,480
Extreme Networks, Inc.*		16,037	46,828
Finisar Corp.*		15,174	254,089
Globecomm Systems, Inc.*		3,838	52,504
Harmonic, Inc.*		19,369	97,620
Infinera Corp.*		17,614	110,616
Interdigital, Inc.		7,684	334,792
Ixia*		6,473	68,031
KVH Industries, Inc.*		2,472	19,232
Loral Space & Communications, Inc.*		1,840	119,379
Meru Networks, Inc.*		1,862	7,690
NETGEAR, Inc.*		6,192	207,865
NumereX Corp.*		1,785	14,690
Oclaro, Inc.*		8,491	23,945
Oplink Communications, Inc.*		3,362	55,372
Opnext, Inc.*		7,628	6,162
Orbcomm, Inc.*		5,631	16,837
Plantronics, Inc.		7,317	260,778
Powerwave Technologies, Inc.*		5,639	11,729
Procera Networks, Inc.*		2,458	38,296
Shoretel, Inc.*		8,013	51,123
Sonus Networks, Inc.*		35,418	85,003

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sycamore Networks, Inc.*		3,316	$59,356
Symmetricom, Inc.*		7,271	39,191
Tekelec, Inc.*		10,415	113,836
Ubiquiti Networks, Inc.*		1,359	24,774
Viasat, Inc.*		6,136	282,992
Westell Technologies, Inc., Class A*		9,128	20,264

			3,934,991

COMPUTERS & PERIPHERALS – 0.6%
3d Systems Corp.*		7,062	101,693
Avid Technology, Inc.*		5,046	43,042
Cray, Inc.*		6,083	39,357
Dot Hill Systems Corp.*		9,598	12,765
Eletronics for Imaging, Inc.*		7,831	111,592
Imation Corp.*		5,188	29,727
Immersion Corp.*		5,061	26,216
Intermec, Inc.*		9,964	68,353
Intevac, Inc.*		3,831	28,349
Novatel Wireless, Inc.*		5,229	16,367
OCZ Technology Group, Inc.*		8,832	58,380
Quantum Corp.*		38,007	91,217
Rimage Corp.		1,658	18,652
Silicon Graphics International Corp.*		5,328	61,059
STEC, Inc.*		6,123	52,597
Stratasys, Inc.*		3,567	108,472
Super Micro Computer, Inc.*		4,621	72,457
Synaptics, Inc.*		5,438	163,956
Xyratex Ltd.	BM	4,884	65,055

			1,169,306

CONSTRUCTION & ENGINEERING – 0.8%
Aegion Corp.*		6,663	102,210
Argan, Inc.		1,330	20,229
Comfort Systems USA, Inc.		6,561	70,334
Dycom Industries, Inc.*		5,947	124,411
EMCOR Group, Inc.		11,318	303,436
Furmanite Corp.*		6,244	39,400

	Country Code**	Shares	Value

Granite Construction, Inc.		6,526	$154,797
Great Lakes Dredge & Dock Co.		10,194	56,679
Layne Christensen Co.*		3,284	79,473
Mastec, Inc.*		9,592	166,613
Michael Baker Corp.*		1,385	27,160
Myr Group, Inc.*		3,435	65,746
Northwest Pipe Co.*		1,619	37,010
Orion Marine Group, Inc.*		4,514	30,018
Pike Electric Corp.*		2,676	19,240
Primoris Services Corp.		4,593	68,574
Sterling Construction Co., Inc.*		2,737	29,477
Tutor Perini Corp.*		5,377	66,352
UniTek Global Services, Inc.*		1,703	7,715

			1,468,874

CONSTRUCTION MATERIALS – 0.2%
Eagle Materials, Inc.		7,534	193,323
Headwaters, Inc.*		10,452	23,203
Texas Industries, Inc.		3,832	117,949
United States Lime & Minerals, Inc.*		426	25,607

			360,082

CONSUMER FINANCE – 0.7%
Advance America Cash Advance Centers, Inc.		9,387	84,014
Cash America International, Inc.		5,015	233,849
Credit Acceptance Corp.*		1,144	94,128
DFC Global Corp.*		7,384	133,355
EZCORP, Inc., Class A*		7,995	210,828
First Cash Financial Services, Inc.*		5,337	187,275
Imperial Holdings, Inc.*		3,095	5,819
Nelnet, Inc., Class A		4,419	108,133
Netspend Holdings, Inc.*		4,578	37,128

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Nicholas Financial, Inc.	CA	1,804	$23,127
The First Marblehead Corp.*		9,399	10,997
World Acceptance Corp.*		2,565	188,528

			1,317,181

CONTAINERS & PACKAGING – 0.2%
AEP Industries, Inc.*		659	18,551
Boise, Inc.		15,574	110,887
Graphic Packaging Holding Co.*		27,025	115,127
Myers Industries, Inc.		4,957	61,169

			305,734

DISTRIBUTORS – 0.2%
Core-Mark Holding Co., Inc.		1,943	76,943
Pool Corp.		8,150	245,315
VOXX International Corp.*		3,114	26,313
Weyco Group, Inc.		1,204	29,558

			378,129

DIVERSIFIED CONSUMER SERVICES – 1.2%
American Public Education, Inc.*		3,001	129,883
Archipelago Learning, Inc.*		2,179	21,071
Ascent Capital Group, Inc., Class A*		2,411	122,286
Bridgepoint Education, Inc.*		3,070	70,610
Cambium Learning Group, Inc.*		2,737	8,266
Capella Education Co.*		2,432	87,674
Coinstar, Inc.*		5,306	242,166
Corinthian Colleges, Inc.*		13,499	29,293
Grand Canyon Education, Inc.*		4,924	78,587
Hillenbrand, Inc.		10,647	237,641
K12, Inc.*		4,350	78,039
Lincoln Educational Services Corp.		3,859	30,486
Mac-Gray Corp.		2,079	28,670

	Country Code**	Shares	Value

Matthews International Corp.		4,998	$157,087
National American University Holdings, Inc.		1,554	11,779
Regis Corp.		9,748	161,329
School Specialty, Inc.*		2,792	6,980
Sotheby’s		11,459	326,925
Steiner Leisure Ltd.*	BS	2,535	115,064
Stewart Enterprises, Inc., Class A		13,587	78,261
Strayer Education, Inc.		2,070	201,183
Universal Technical Institute, Inc.*		3,687	47,120

			2,270,400

DIVERSIFIED FINANCIAL SERVICES – 0.3%
California First National Bancorp		397	6,383
Compass Diversified Holding		6,818	84,475
Gain Capital Holdings, Inc.		1,314	8,804
Marketaxess Holdings, Inc.		4,858	146,274
Marlin Business Services Corp.		1,534	19,482
Newstar Financial, Inc.*		4,681	47,606
PHH Corp.*		9,514	101,800
Pico Holdings, Inc.*		3,824	78,698

			493,522

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.7%
8x8, Inc.*		10,657	33,783
AboveNet, Inc.*		3,928	255,359
Alaska Communications Systems, Inc.		7,677	23,108
Atlantic Tele-network, Inc.		1,570	61,308
Boingo Wireless, Inc.*		981	8,437
Cbeyond, Inc.*		4,784	38,320
Cincinnati Bell, Inc.*		33,599	101,805
Cogent Communications Group, Inc.*		7,756	130,999

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Consolidated Communications Holdings, Inc.		4,368	$83,210
FairPoint Communications, Inc.*		3,900	16,887
General Communication, Inc., Class A*		7,132	69,822
Globalstar, Inc.*		17,284	9,333
HickoryTech Corp.		2,361	26,160
IDT Corp., Class B		2,329	21,846
inContact, Inc.*		5,248	23,249
Iridium Communications, Inc.*		7,499	57,817
Lumos Networks Corp.		2,556	39,209
Neutral Tandem, Inc.*		5,408	57,812
Premiere Global Services, Inc.*		8,994	76,179
SureWest Communications		2,366	28,463
Towerstream Corp.*		7,631	16,025
Vonage Holdings Corp.*		23,811	58,337

			1,237,468

ELECTRIC UTILITIES – 1.6%
ALLETE, Inc.		5,400	226,692
Central Vermont Public Service Corp.		2,273	79,782
Cleco Corp.		10,382	395,554
El Paso Electric Co.		7,128	246,914
IDACORP, Inc.		8,415	356,880
MGE Energy, Inc.		3,911	182,918
Otter Tail Corp.		6,048	133,177
PNM Resources, Inc.		13,474	245,631
Portland General Electric Co.		12,796	323,611
The Empire District Electric Co.		7,046	148,600
UIL Holdings Corp.		8,564	302,909
Unisource Energy Corp.		6,213	229,384
Unitil Corp.		1,822	51,708

			2,923,760

	Country Code**	Shares	Value

ELECTRICAL EQUIPMENT – 1.1%
A123 Systems, Inc.*		14,414	$23,206
Active Power, Inc.*		13,697	9,040
Acuity Brands, Inc.		7,334	388,702
American Superconductor Corp.*		7,541	27,826
AZZ, Inc.		2,103	95,560
Belden, Inc.		8,012	266,639
Brady Corp., Class A		7,974	251,739
Broadwind Energy, Inc.*		23,142	15,737
Capstone Turbine Corp.*		42,218	48,973
Coleman Cable, Inc.*		1,408	12,250
Encore Wire Corp.		3,176	82,258
EnerSys*		8,070	209,578
Franklin Electric Co., Inc.		3,929	171,147
FuelCell Energy, Inc.*		19,681	17,162
Generac Holdings, Inc.*		4,188	117,390
Global Power Equipment Group, Inc.*		2,681	63,674
II-VI, Inc.*		8,758	160,797
LSI Industries, Inc.		3,267	19,602
Powell Industries, Inc.*		1,504	47,045
Powersecure International, Inc.*		3,149	15,588
Preformed Line Products Co.		411	24,520
Satcon Technology Corp.*		15,129	9,079
Thermon Group Holdings, Inc.*		1,672	29,461
Valence Technology, Inc.*		13,432	13,163
Vicor Corp.		3,427	27,279

			2,147,415

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.5%
Aeroflex Holding Corp.*		3,435	35,174
Agilysys, Inc.*		3,093	24,589

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Anixter International, Inc.*		4,915	$293,131
Badger Meter, Inc.		2,526	74,340
Benchmark Electronics, Inc.*		10,229	137,785
Brightpoint, Inc.*		11,493	123,665
Checkpoint Systems, Inc.*		6,731	73,637
Cognex Corp.		7,024	251,389
Coherent, Inc.*		3,955	206,728
CTS Corp.		5,829	53,627
Daktronics, Inc.		6,011	57,525
DDI Corp.		2,550	23,791
DTS, Inc.*		2,923	79,623
Echelon Corp.*		5,923	28,845
Electro Rent Corp.		3,196	54,811
Electro Scientific Industries, Inc.*		3,847	55,705
eMagin Corp.*		2,987	11,052
Fabrinet*	KY	3,477	47,565
FARO Technologies, Inc.*		2,756	126,776
FEI Co.*		6,556	267,354
Gerber Scientific, Inc.		4,364	44
GSI Group, Inc.*	CA	4,465	45,677
Identive Group, Inc.*		6,740	15,030
Insight Enterprises, Inc.*		7,415	113,375
InvenSense, Inc.*		1,711	17,042
KEMET Corp.*		7,586	53,481
LeCroy Corp.*		2,834	23,834
Littelfuse, Inc.		3,845	165,258
Maxwell Technologies, Inc.*		4,792	77,822
Measurement Specialties, Inc.*		2,567	71,773
Mercury Computer Systems, Inc.*		5,203	69,148
Methode Electronics, Inc.		6,389	52,965
Microvision, Inc.*		23,294	8,388
MTS Systems Corp.		2,629	107,132
Multi Fineline Electronix, Inc.*		1,507	30,969
NeoPhotonics Corp.*		1,460	6,687
Newport Corp.*		6,297	85,702
OSI Systems, Inc.*		3,221	157,120
Park Electrochemical Corp.		3,496	89,568

	Country Code**	Shares	Value

PC Connection, Inc.		1,601	$17,755
Plexus Corp.*		6,005	164,417
Power-One, Inc.*		11,590	45,317
Pulse Electronics Corp.		6,943	19,440
RadiSys Corp.*		3,058	15,473
Reald, Inc.*		7,075	56,175
Richardson Electronics Ltd.		2,436	29,938
Rofin-Sinar Technologies, Inc.*		4,803	109,749
Rogers Corp.*		2,690	99,153
Sanmina-SCI Corp.*		13,558	126,225
ScanSource, Inc.*		4,551	163,836
SYNNEX Corp.*		4,223	128,633
TTM Technologies, Inc.*		8,752	95,922
Universal Display Corp.*		6,508	238,779
Viasystems Group, Inc.*		458	7,749
Vishay Precision Group, Inc.*		2,111	33,734
X-Rite, Inc.*		4,431	20,560
Zygo Corp.*		2,715	47,920

			4,638,902

ENERGY EQUIPMENT & SERVICES – 2.1%
Basic Energy Services, Inc.*		4,135	81,459
Bristow Group, Inc.		6,138	290,880
C&J Energy Services, Inc.*		2,068	43,283
Cal Dive International, Inc.*		16,372	36,837
Complete Production Services, Inc.*		13,367	448,597
Dawson Geophysical Co.*		1,306	51,626
Dril-Quip, Inc.*		5,817	382,875
Exterran Holdings, Inc.*		10,623	96,669
Geokinetics, Inc.*		1,786	3,840
Global Geophysical Services, Inc.*		3,129	21,027
Gulf Island Fabrication, Inc.		2,465	72,003
Gulfmark Offshore, Inc., Class A*		4,001	168,082

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Helix Energy Solutions Group, Inc.*		17,933	$283,341
Hercules Offshore, Inc.*		19,735	87,623
Hornbeck Offshore Services, Inc.*		5,130	159,133
Ion Geophysical Corp.*		22,234	136,294
Key Energy Services, Inc.*		21,129	326,866
Lufkin Industries, Inc.		5,155	346,983
Matrix Service Co.*		4,540	42,858
Mitcham Industries, Inc.*		2,011	43,920
Natural Gas Services Group, Inc.*		2,063	29,831
Newpark Resources*		15,274	145,103
OYO Geospace Corp.*		747	57,766
Parker Drilling Co.*		19,691	141,184
Phi, Inc.*		2,193	54,496
Pioneer Drilling Co.*		10,360	100,285
RigNet, Inc.*		964	16,137
Tesco Corp.*	CA	5,191	65,614
TETRA Technologies, Inc.*		12,958	121,028
Union Drilling, Inc.*		2,598	16,212
Vantage Drilling Co.*	KY	29,988	34,786
Willbros Group, Inc.*		6,493	23,829

			3,930,467

FOOD & STAPLES RETAILING – 1.2%
Arden Group, Inc., Class A		206	18,542
Casey’s General Stores, Inc.		6,419	330,643
Chefs’ Warehouse Holdings, LLC*		1,725	30,808
Ingles Markets, Inc.		2,208	33,252
Nash Finch Co.		2,064	60,434
PriceSmart, Inc.		3,013	209,675
Rite Aid Corp.*		99,233	125,034
Ruddick Corp.		8,298	353,827
Spartan Stores, Inc.		3,881	71,798
Susser Holdings Corp.*		1,558	35,242
The Andersons, Inc.		3,130	136,656

	Country Code**	Shares	Value

The Fresh Market, Inc.*		4,777	$190,602
The Pantry, Inc.*		3,930	47,042
United Natural Foods, Inc.*		8,169	326,842
Village Super Market, Inc.		1,036	29,474
Weis Markets, Inc.		1,850	73,889
Winn-Dixie Stores, Inc.*		9,536	89,448

			2,163,208

FOOD PRODUCTS – 1.4%
Alico, Inc.		606	11,738
B&G Foods, Inc.		8,098	194,919
Cal-Maine Foods, Inc.		2,377	86,927
Calavo Growers, Inc.		2,025	52,002
Chiquita Brands International, Inc.*		7,794	65,002
Darling International, Inc.*		19,817	263,368
Diamond Foods, Inc.		3,692	119,141
Dole Food Co., Inc.*		6,122	52,955
Farmer Brothers Co.		1,238	9,458
Fresh Del Monte Produce, Inc.	KY	6,160	154,062
Griffin Land & Nurseries, Inc.		414	10,955
Hain Celestial Group, Inc.*		6,055	221,976
Imperial Sugar Co.		2,291	8,179
J & J Snack Foods Corp.		2,411	128,458
Lancaster Colony Corp.		3,182	220,640
Lifeway Foods, Inc.*		802	7,731
Limoneira Co.		1,322	22,355
Omega Protein Corp.*		3,423	24,406
Pilgrim’s Pride Corp.*		8,514	49,041
Sanderson Farms, Inc.		3,734	187,185
Seneca Foods Corp.*		1,554	40,124
Smart Balance, Inc.*		10,092	54,093
Snyders-Lance, Inc.		7,980	179,550

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tootsie Roll Industries, Inc.		4,034	$95,485
TreeHouse Foods, Inc.*		6,009	392,868

			2,652,618

GAS UTILITIES – 1.2%
Chesapeake Utilities Corp.		1,603	69,490
New Jersey Resources Corp.		7,015	345,138
Northwest Natural Gas Co.		4,493	215,349
Piedmont Natural Gas Co.		12,121	411,872
South Jersey Industries, Inc.		5,112	290,413
Southwest Gas Corp.		7,779	330,530
The Laclede Group, Inc.		3,795	153,584
WGL Holdings, Inc.		8,648	382,414

			2,198,790

HEALTH CARE EQUIPMENT & SUPPLIES – 3.0%
Abaxis, Inc.*		3,797	105,063
ABIOMED, Inc.*		5,334	98,519
Accuray, Inc.*		11,678	49,398
Align Technology, Inc.*		10,392	246,550
Alphatec Holdings, Inc.*		9,306	16,006
Analogic Corp.		2,114	121,175
Angiodynamics, Inc.*		4,287	63,491
Antares Pharma, Inc.*		15,074	33,163
Arthrocare Corp.*		4,608	145,981
AtriCure, Inc.*		2,389	26,518
Atrion Corp.		267	64,141
Bacterin International Holdings, Inc.*		4,415	12,627
BioLase Technology, Inc.*		5,142	13,215
Cantel Medical Corp.		2,265	63,261
Cardiovascular Systems, Inc.*		2,480	24,428
Cerus Corp.*		8,163	22,856
Conceptus, Inc.*		5,216	65,930

	Country Code**	Shares	Value

Conmed Corp.*		4,771	$122,472
Cryolife, Inc.*		4,621	22,181
Cyberonics, Inc.*		4,779	160,097
Cynosure, Inc., Class A*		1,571	18,475
Delcath Systems, Inc.*		8,580	26,169
Dexcom, Inc.*		11,276	104,980
Dynavox, Inc., Class A*		1,495	5,442
Endologix, Inc.*		8,213	94,285
Exactech, Inc.*		1,457	23,997
Greatbatch, Inc.*		4,000	88,400
Haemonetics Corp.*		4,353	266,491
Hansen Medical, Inc.*		8,088	20,867
Heartware International, Inc.*		2,012	138,828
ICU Medical, Inc.*		2,038	91,710
Insulet Corp.*		7,726	145,481
Integra Lifesciences Holdings Corp.*		3,302	101,801
Invacare Corp.		4,924	75,288
Iris International, Inc.*		3,021	28,246
Kensey Nash Corp.*		1,422	27,288
Mako Surgical Corp.*		5,389	135,857
Masimo Corp.*		8,881	165,942
Medical Action Industries, Inc.*		2,689	14,063
Meridian Bioscience, Inc.		6,927	130,505
Merit Medical Systems, Inc.*		7,059	94,449
Natus Med, Inc.*		4,938	46,565
Neogen Corp.*		3,914	119,925
Neoprobe Corp.*		16,007	41,938
NuVasive, Inc.*		7,149	90,006
Nxstage Medical, Inc.*		7,531	133,901
OraSure Technologies, Inc.*		8,024	73,099
Orthofix International NV*	AN	3,030	106,747
Palomar Medical Technologies, Inc.*		3,170	29,481
Quidel Corp.*		4,888	73,955

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Rockwell Medical Technologies, Inc.*		2,623	$22,217
RTI Biologics, Inc.*		9,435	41,891
Solta Medical, Inc.*		10,342	32,474
Sonosite, Inc.*		2,351	126,625
Spectranetics Corp.*		5,635	40,685
Staar Surgical Co.*		6,112	64,115
Stereotaxis, Inc.*		7,572	6,236
STERIS Corp.		10,057	299,900
Surmodics, Inc.*		2,602	38,145
Symmetry Medical, Inc.*		6,164	49,250
Synergetics USA, Inc.*		3,723	27,476
Synovis Life Technologies, Inc.*		1,923	53,517
Tornier NV*	NL	1,830	32,940
Unilife Corp.*		10,586	33,028
Uroplasty, Inc.*		3,560	15,130
Vascular Solutions, Inc.*		2,822	31,409
Volcano Corp.*		8,800	209,352
West Pharmaceutical Services, Inc.		5,678	215,480
Wright Medical Group, Inc.*		6,560	108,240
Young Innovations, Inc.		957	28,356
Zeltiq Aesthetics, Inc.*		1,126	12,791
Zoll Medical Corp.*		3,706	234,145

			5,714,655

HEALTH CARE PROVIDERS & SERVICES – 3.0%
Accretive Health, Inc.*		6,761	155,368
Air Methods Corp.*		1,914	161,637
Alliance Healthcare Services, Inc.*		3,866	4,871
Almost Family, Inc.*		1,446	23,975
Amedisys, Inc.*		5,040	54,986
American Dental Partners, Inc.*		2,631	49,542
AMN Healthcare Services, Inc.*		6,858	30,381
AmSurg Corp.*		5,273	137,309

	Country Code**	Shares	Value

Assisted Living Concepts, Inc., Class A		3,311	$49,301
Bio-Reference Labs, Inc.*		4,198	68,301
Bioscrip, Inc.*		6,728	36,735
Capital Senior Living Corp.*		4,641	36,850
CardioNet, Inc.*		4,021	9,530
Centene Corp.*		8,475	335,525
Chemed Corp.		3,361	172,117
Chindex International, Inc.*		1,854	15,796
Corvel Corp.*		1,102	56,984
Cross Country Healthcare, Inc.*		4,693	26,046
Emeritus Corp.*		5,117	89,599
ExamWorks Group, Inc.*		4,553	43,162
Five Star Quality Care, Inc.*		7,507	22,521
Gentiva Health Services, Inc.*		5,189	35,026
Hanger Orthopedic Group, Inc.*		5,631	105,243
HEALTHSOUTH Corp.*		16,127	284,964
Healthspring, Inc.*		11,481	626,174
Healthways, Inc.*		5,736	39,349
HMS Holdings Corp.*		14,348	458,849
IPC The Hospitalist Co.*		2,749	125,684
Kindred Healthcare, Inc.*		8,749	102,976
Landauer, Inc.		1,575	81,113
LHC Group, Inc.*		2,676	34,333
Magellan Health Services, Inc.*		4,801	237,505
MedQuist Holdings, Inc.*		5,654	54,391
Metropolitan Health Networks, Inc.*		7,291	54,464
Molina Healthcare, Inc.*		4,722	105,442
MWI Veterinary Supply, Inc.*		2,117	140,654
National Healthcare Corp.		1,714	71,817

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

National Research Corp.		328	$12,730
Owens & Minor, Inc.		10,801	300,160
Pharmerica Corp.*		5,021	76,219
Providence Service Corp.*		2,200	30,272
PSS World Medical, Inc.*		9,386	227,047
RadNet, Inc.*		5,201	11,078
Select Medical Holdings Corp.*		7,492	63,532
Skilled Healthcare Group, Inc., Class A*		3,357	18,329
Sun Healthcare Group, Inc.*		4,098	15,900
Sunrise Senior Living, Inc.*		9,807	63,549
Team Health Holdings, Inc.*		4,475	98,763
The Ensign Group, Inc.		2,796	68,502
Triple-S Management Corp., Class B*	PR	3,369	67,447
U.S. Physical Therapy, Inc.		1,979	38,947
Universal American Corp.		5,548	70,515
Vanguard Health Systems, Inc.*		5,100	52,122
WellCare Health Plans, Inc.*		7,209	378,473

			5,732,105

HEALTH CARE TECHNOLOGY – 0.5%
athenahealth, Inc.*		5,894	289,513
Computer Programs and Systems, Inc.		1,858	94,962
ePocrates, Inc.*		1,095	8,541
HealthStream, Inc.*		2,941	54,262
MedAssets, Inc.*		7,955	73,584
Medidata Solutions, Inc.*		3,606	78,431
Merge Healthcare, Inc.*		9,345	45,323
Omnicell, Inc.*		5,557	91,802

	Country Code**	Shares	Value

Quality Systems, Inc.		6,566	$242,876
Transcend Services, Inc.*		1,466	34,788

			1,014,082

HOTELS, RESTAURANTS & LEISURE – 2.8%
AFC Enterprises, Inc.*		4,279	62,901
Ambassadors Group, Inc.		3,004	13,548
Ameristar Casinos, Inc.		5,506	95,199
Benihana, Inc.*		2,376	24,306
Biglari Holdings, Inc.*		203	74,753
BJ’s Restaurants, Inc.*		4,070	184,452
Bob Evans Farms, Inc.		5,119	171,691
Boyd Gaming Corp.*		9,325	69,565
Bravo Brio Restaurant Group, Inc.*		3,300	56,595
Buffalo Wild Wings, Inc.*		3,099	209,214
Caribou Coffee Co., Inc.*		2,220	30,969
Carrols Restaurant Group, Inc.*		2,094	24,228
CEC Entertainment, Inc.		3,348	115,339
Churchill Downs, Inc.		2,110	109,994
Cracker Barrel Old Country Store, Inc.		3,874	195,288
Dennys Corp.*		17,087	64,247
DineEquity, Inc.*		2,607	110,041
Domino’s Pizza, Inc.*		9,860	334,747
Einstein Noah Restaurant Group, Inc.		981	15,519
Gaylord Entertainment Co.*		6,064	146,385
International Speedway Corp., Class A		4,971	126,015
Interval Leisure Group, Inc.*		6,773	92,181

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Isle of Capri Casinos, Inc.*		3,481	$16,256
Jack In The Box, Inc.*		7,446	155,621
Jamba, Inc.*		10,638	13,936
Krispy Kreme Doughnuts, Inc.*		10,069	65,851
Life Time Fitness, Inc.*		7,161	334,777
Luby’s, Inc.*		3,182	14,351
Marcus Corp.		3,428	43,227
McCormick & Schmicks Seafood Restaurants, Inc.*		2,247	19,639
Monarch Casino & Resort, Inc.*		1,544	15,733
Morgans Hotel Group*		3,567	21,045
Multimedia Games Holding Company, Inc.*		4,470	35,492
O’Charley’s, Inc.*		3,044	16,712
Orient-Express Hotels Ltd.*	BM	16,228	121,223
P.F. Chang’s China Bistro, Inc.		3,609	111,554
Papa John’s International, Inc.*		3,136	118,164
Peet’s Coffee & Tea, Inc.*		2,162	135,514
Pinnacle Entertainment, Inc.*		10,545	107,137
Red Lion Hotels Corp.*		2,528	17,519
Red Robin Gourmet Burgers, Inc.*		2,225	61,633
Ruby Tuesday, Inc.*		10,954	75,583
Ruth’s Chris Steak House, Inc.*		5,877	29,209
Scientific Games Corp., Class A*		9,750	94,575
Shuffle Master, Inc.*		9,110	106,769
Six Flags Entertainment Corp.		7,050	290,742
Sonic Corp.*		10,370	69,790
Speedway Motorsports, Inc.		1,995	30,583
Texas Roadhouse, Inc., Class A		10,645	158,611

	Country Code**	Shares	Value

The Cheesecake Factory, Inc.*		9,801	$287,659
Town Sports International Holdings, Inc.*		3,513	25,821
Vail Resorts, Inc.		6,099	258,354

			5,180,257

HOUSEHOLD DURABLES – 0.8%
American Greetings Corp.		6,823	85,356
Beazer Homes USA, Inc.*		13,306	32,999
Blyth, Inc.		891	50,609
Cavco Industries, Inc.*		1,182	47,351
CSS Industries, Inc.		1,398	27,848
Ethan Allen Interiors, Inc.		4,062	96,310
Furniture Brands International, Inc.*		7,819	9,617
Helen of Troy Ltd.*	BM	5,230	160,561
Hovnanian Enterprises, Inc., Class A*		10,213	14,809
Irobot Corp.*		4,004	119,519
KB Home		12,908	86,742
La-Z-Boy, Inc.*		8,722	103,792
Libbey, Inc.*		3,335	42,488
Lifetime Brands, Inc.		1,533	18,611
M.D.C. Holdings, Inc.		6,309	111,228
M/I Homes, Inc.*		3,200	30,720
Meritage Homes Corp.*		4,689	108,738
Ryland Group, Inc.		7,466	117,664
Sealy Corp.*		8,359	14,377
Skullcandy, Inc.*		1,636	20,483
Skyline Corp.		1,211	5,268
Standard Pacific Corp.*		18,324	58,270
Universal Electronics, Inc.*		2,561	43,204
Zagg, Inc.*		3,746	26,484

			1,433,048

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 0.1%
Central Garden and Pet Co., Class A*		7,066	$58,789
Harbinger Group, Inc.*		1,410	5,654
Oil-Dri Corp. of America		795	16,091
Spectrum Brands Holdings, Inc.*		2,787	76,364
WD-40 Co.		2,698	109,026

			265,924

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.2%
Atlantic Power Corp.	CA	19,165	274,059
Dynegy, Inc.*		17,481	48,422
Genie Energy Ltd., Class B		2,488	19,730
Ormat Technologies, Inc.		3,118	56,218

			398,429

INDUSTRIAL CONGLOMERATES – 0.2%
Raven Industries, Inc.		3,058	189,290
Seaboard Corp.*		53	107,908
Standex International Corp.		2,145	73,295

			370,493

INSURANCE – 2.7%
Alterra Capital Holdings Ltd.	BM	15,431	364,634
American Equity Investment Life Holding Co.		10,048	104,499
American Safety Insurance Holdings Ltd.*	BM	1,829	39,781
AMERISAFE, Inc.*		3,168	73,656
Amtrust Financial Services, Inc.		4,148	98,515
Argo Group International Holdings, Inc.	BM	4,746	137,444
Baldwin & Lyons, Inc., Class B		1,557	33,943
Citizens, Inc.*		6,473	62,723

	Country Code**	Shares	Value

CNO Financial Group, Inc.*		37,580	$237,130
Crawford & Co., Class B		4,423	27,246
Delphi Financial Group, Inc.		8,225	364,367
Donegal Group, Inc.		1,460	20,674
eHealth, Inc.*		3,448	50,686
EMC Insurance Group, Inc.		900	18,513
Enstar Group Ltd.*	BM	1,171	114,992
FBL Financial Group, Inc.		2,153	73,245
First American Financial Corp.		17,946	227,376
Flagstone Reinsurance Holdings SA	LU	9,225	76,475
Fortegra Financial Corp.*		1,295	8,651
Global Indemnity PLC*	IE	2,424	48,068
Greenlight Capital Re, Ltd., Class A*	KY	4,800	113,616
Hallmark Financial Services, Inc.*		2,311	16,154
Harleysville Group, Inc.		2,094	118,458
Hilltop Holdings, Inc.*		6,947	58,702
Horace Mann Educators Corp.		6,830	93,639
Independence Holding Co.		1,346	10,943
Infinity Property & Casualty Corp.		2,146	121,764
Kansas City Life Insurance Co.		713	23,401
Maiden Holdings Ltd.	BM	8,856	77,579
Meadowbrook Insurance Group, Inc.		9,197	98,224
Montpelier Re Holdings Ltd.	BM	10,764	191,061
National Financial Partners Corp.*		6,981	94,383
National Interstate Corp.		1,295	31,948
National Western Life Insurance Co.		363	49,426

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Navigators Group, Inc.*		2,019	$96,266
OneBeacon Insurance Group Ltd., Class A	BM	3,849	59,236
Phoenix Cos., Inc.*		19,283	32,395
Platinum Underwriters Holdings Ltd.	BM	6,414	218,782
Presidential Life Corp.		3,673	36,693
Primerica, Inc.		5,748	133,583
ProAssurance Corp.		5,201	415,144
RLI Corp.		3,134	228,343
Safety Insurance Group, Inc.		2,219	89,825
SeaBright Insurance Holdings, Inc.		3,549	27,150
Selective Insurance Group, Inc.		9,306	164,995
State Auto Financial Corp.		2,568	34,899
Stewart Information Services Corp.		3,130	36,151
Symetra Financial Corp.		11,468	104,015
Tower Group, Inc.		6,376	128,604
United Fire & Casualty Co.		3,699	74,646
Universal Insurance Holdings, Inc.		3,334	11,936

			5,174,579

INTERNET & CATALOG RETAIL – 0.3%
1-800-Flowers.com, Inc., Class A*		4,057	8,925
Blue Nile, Inc.*		1,991	81,392
Geeknet, Inc.*		748	12,753
HSN, Inc.		6,761	245,154
NutriSystem, Inc.		4,533	58,612
Orbitz Worldwide, Inc.*		3,552	13,355
Overstock.com, Inc.*		1,896	14,865
PetMed Express Common, Inc.		3,424	35,541
Shutterfly, Inc.*		5,019	114,232

	Country Code**	Shares	Value

US Auto Parts Network, Inc.*		2,453	$10,720
ValueVision Media, Inc., Class A*		7,079	13,309

			608,858

INTERNET SOFTWARE & SERVICES – 1.8%
Active Network, Inc.*		2,147	29,199
Ancestry.com, Inc.*		5,347	122,767
Angie’s List, Inc.*		1,739	27,998
Bankrate, Inc.*		3,853	82,840
Carbonite, Inc.*		1,239	13,753
ComScore, Inc.*		5,375	113,950
Constant Contact, Inc.*		4,959	115,098
Cornerstone OnDemand, Inc.*		1,976	36,042
DealerTrack Holdings, Inc.*		6,943	189,266
Demand Media, Inc.*		1,402	9,323
Dice Holdings, Inc.*		8,352	69,238
Digital River, Inc.*		6,305	94,701
Earthlink, Inc.		18,612	119,861
Envestnet, Inc.*		3,381	40,437
FriendFinder Networks, Inc.*		807	605
InfoSpace, Inc.*		6,541	71,886
Internap Network Services Corp.*		9,004	53,484
Intralinks Holdings, Inc.*		5,324	33,222
j2 Global, Inc.		7,729	217,494
Keynote Systems, Inc.		2,488	51,104
Kit Digital, Inc.*		6,545	55,305
Limelight Networks, Inc.*		11,789	34,895
Liquidity Services, Inc.*		3,196	117,932
LivePerson, Inc.*		8,878	111,419
Logmein, Inc.*		3,428	132,149
Loopnet, Inc.*		2,824	51,623
Marchex, Inc., Class B		3,692	23,075
Move, Inc.*		6,786	42,888
NIC, Inc.		10,808	143,855
Opentable, Inc.*		3,979	155,698

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Openwave Systems, Inc.*		14,292	$22,581
Perficient, Inc.*		4,180	41,842
Quepasa Corp.*		1,202	3,991
Quinstreet, Inc.*		4,707	44,058
RealNetworks, Inc.		3,641	27,308
Responsys, Inc.*		1,651	14,677
RightNow Technologies, Inc.*		4,165	177,970
Saba Software, Inc.*		4,754	37,509
SciQuest, Inc.*		2,135	30,466
SPS Commerce, Inc.*		1,418	36,797
Stamps.com, Inc.*		1,800	47,034
Support.com, Inc.*		8,074	18,167
TechTarget, Inc.*		2,386	13,934
Travelzoo, Inc.*		929	22,835
United Online, Inc.		14,938	81,263
ValueClick, Inc.*		13,329	217,129
Vocus, Inc.*		3,023	66,778
Web.com Group, Inc.*		4,987	57,101
XO Group, Inc.*		4,642	38,714
Zillow, Inc.*		666	14,972
Zix Corp.*		11,711	33,025

			3,409,258

IT SERVICES – 2.0%
Acxiom Corp.*		13,729	167,631
CACI International, Inc., Class A*		4,463	249,571
Cardtronics, Inc.*		7,270	196,726
Cass Information Systems, Inc.		1,555	56,586
Ciber, Inc.*		10,734	41,433
Computer Task Group, Inc.*		2,596	36,552
Convergys Corp.*		17,796	227,255
CSG Systems International, Inc.*		5,815	85,539
Dynamics Research Corp.*		1,440	16,330
Echo Global Logistics, Inc.*		1,903	30,733
Euronet Worldwide, Inc.*		8,635	159,575
Exlservice Holdings, Inc.*		2,769	61,942
Forrester Research, Inc.*		2,520	85,529

	Country Code**	Shares	Value

Heartland Payment Systems, Inc.		6,508	$158,535
Higher One Holdings, Inc.*		5,142	94,818
iGATE Corp.*		5,217	82,063
Jack Henry & Associates, Inc.		14,596	490,572
Lionbridge Technologies, Inc.*		10,042	22,996
Mantech International Corp., Class A		3,931	122,804
MAXIMUS, Inc.		5,878	243,055
ModusLink Global Solutions, Inc.		7,294	39,388
MoneyGram International, Inc.*		1,856	32,944
NCI, Inc., Class A*		1,215	14,155
PRGX Global, Inc.*		3,289	19,569
Sapient Corp.		18,521	233,365
ServiceSource International, Inc.*		1,762	27,646
Stream Global Services, Inc.*		1,186	3,926
Syntel, Inc.		2,601	121,649
Teletech Holdings, Inc.*		4,363	70,681
The Hackett Group, Inc.*		5,134	19,201
TNS, Inc.*		4,366	77,365
Unisys Corp.*		7,293	143,745
Virtusa Corp.*		2,608	37,764
Wright Express Corp.*		6,549	355,480

			3,827,123

LEISURE EQUIPMENT & PRODUCTS – 0.4%
Arctic Cat, Inc.*		2,062	46,498
Black Diamond, Inc.*		2,356	17,599
Brunswick Corp.		15,065	272,074
Callaway Golf Co.		11,095	61,355
Eastman Kodak Co.*		46,318	30,084
Jakks Pacific, Inc.		4,542	64,088
Johnson Outdoors, Inc., Class A*		804	12,341
Leapfrog Enterprises, Inc.*		7,176	40,114
Marine Products Corp.*		1,819	9,022

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Smith & Wesson Holding Corp.*		9,846	$42,929
Steinway Musical Instruments, Inc.*		1,103	27,619
Sturm Ruger & Co., Inc.		3,176	106,269
Summer Infant, Inc.*		2,146	15,108

			745,100

LIFE SCIENCES TOOLS & SERVICES – 0.4%
Affymetrix, Inc.*		12,032	49,211
Albany Molecular Research, Inc.*		3,625	10,621
BG Medicine, Inc.*		1,343	6,339
Cambrex Corp.*		4,995	35,864
Complete Genomics, Inc.*		1,746	5,116
Enzo Biochem, Inc.*		6,426	14,394
eResearchTechnology, Inc.*		8,547	40,086
Fluidigm Corp.*		1,100	14,476
Furiex Pharmaceuticals, Inc.*		1,714	28,641
Harvard Bioscience, Inc.*		3,691	14,284
Luminex Corp.*		6,375	135,341
MEDTOX Scientific, Inc.*		1,326	18,630
Pacific Biosciences of California, Inc.*		6,155	17,234
Parexel International Corp.*		9,960	206,570
Sequenom, Inc.*		16,986	75,588

			672,395

MACHINERY – 3.2%
Accuride Corp.*		6,885	49,021
Actuant Corp., Class A		11,628	263,839
Alamo Group, Inc.		1,139	30,673
Albany International Corp.		4,650	107,508
Altra Holdings, Inc.*		4,517	85,055
American Railcar Industries, Inc.*		1,682	40,250
Ampco-Pittsburgh Corp.		1,428	27,618
Astec Industries, Inc.*		3,359	108,193
Barnes Group, Inc.		9,236	222,680

	Country Code**	Shares	Value

Blount International, Inc.*		8,207	$119,166
Briggs & Stratton Corp.		8,514	131,882
Cascade Corp.		1,535	72,406
Chart Industries, Inc.*		4,982	269,377
CIRCOR International, Inc.		2,898	102,328
Clarcor, Inc.		8,535	426,665
Colfax Corp.*		4,149	118,164
Columbus McKinnon Corp.*		3,324	42,182
Commercial Vehicle Group, Inc.*		4,971	44,938
Douglas Dynamics, Inc.		3,029	44,284
Dynamic Materials Corp.		2,317	45,830
Energy Recovery, Inc.*		7,678	19,809
EnPro Industries, Inc.*		3,477	114,671
Esco Technologies, Inc.		4,493	129,309
Federal Signal Corp.*		10,683	44,334
Flow International Corp.*		7,938	27,783
FreightCar America, Inc.*		2,083	43,639
Gorman-Rupp Co.		2,622	71,187
Graham Corp.		1,679	37,677
Hurco Cos., Inc.*		1,095	22,995
John Bean Technologies Corp.		4,808	73,899
Kadant, Inc.*		2,120	47,933
Kaydon Corp.		5,519	168,329
LB Foster Co.		1,504	42,548
Lindsay Corp.		2,119	116,312
Lydall, Inc.*		2,860	27,141
Meritor, Inc.*		15,936	84,780
Met-Pro Corp.		2,554	23,088
Middleby Corp.*		3,172	298,295
Miller Industries, Inc.		1,849	29,085
Mueller Industries, Inc.		6,410	246,272
Mueller Water Products, Inc., Class A		26,728	65,216

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

NACCO Industries, Inc., Class A		979	$87,346
NN, Inc.*		2,758	16,548
Omega Flex, Inc.*		437	6,175
PMFG, Inc.*		3,001	58,550
RBC Bearings, Inc.*		3,705	154,499
Robbins & Myers, Inc.		6,686	324,605
Sauer-Danfoss, Inc.*		1,933	69,994
Sun Hydraulics, Inc.		3,368	78,912
Tecumseh Products Co., Class A*		3,305	15,534
Tennant Co.		3,237	125,822
The Greenbrier Cos., Inc.*		3,318	80,561
Titan International, Inc.		7,115	138,458
Trimas Corp.*		4,387	78,747
Twin Disc, Inc.		1,455	52,846
Wabash National Corp.*		11,504	90,191
Watts Water Technologies, Inc., Class A		5,090	174,129
Woodward Governor Co.		10,424	426,654
Xerium Technologies, Inc.*		1,933	12,642

			6,078,574

MARINE – 0.1%
Baltic Trading Ltd.	MH	2,666	12,664
Eagle Bulk Shipping, Inc.*	MH	11,410	10,749
Excel Maritime Carriers Ltd.*	LR	7,471	10,833
Genco Shipping & Trading Ltd.*	MH	4,980	33,665
International Shipholding Corp.		884	16,522
Ultrapetrol Bahamas Ltd.*	BS	3,395	10,117

			94,550

MEDIA – 1.3%
AH Belo Corp.		3,091	14,682
Arbitron, Inc.		4,593	158,045
Belo Corp., Class A		15,606	98,318

	Country Code**	Shares	Value

Central European Media Enterprises Ltd., Class A*	BM	6,265	$40,848
Cinemark Holdings, Inc.		15,693	290,164
Crown Media Holdings, Inc., Class A*		5,611	6,789
Cumulus Media, Inc., Class A*		5,852	19,546
Dial Global, Inc.*		687	2,192
Digital Domain Media Group, Inc.*		630	3,830
Digital Generation, Inc.*		4,695	55,964
Entercom Communications Corp., Class A*		4,088	25,141
Entravision Communications Corp., Class A		8,397	13,099
Fisher Communications, Inc.*		1,517	43,735
Global Sources Ltd.*	BM	1,885	9,142
Gray Television, Inc.*		8,430	13,657
Harte-Hanks, Inc.		7,456	67,775
Journal Communications, Inc., Class A*		7,426	32,674
Knology, Inc.*		5,155	73,201
LIN TV Corp., Class A*		5,124	21,675
Lions Gate Entertainment Corp.*	CA	7,721	64,239
Live Nation, Inc.*		23,741	197,288
Martha Stewart Living Omnimedia, Inc., Class A		4,718	20,759
McClatchy Co., Class A*		9,575	22,884
MDC Partners, Inc., Class A	CA	4,304	58,190
Meredith Corp.		6,175	201,614
National CineMedia, Inc.		9,292	115,221
Nexstar Broadcasting Group, Inc., Class A*		1,888	14,802

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Outdoor Channel Holdings, Inc.		2,577	$19,225
ReachLocal, Inc.*		1,734	10,716
Rentrak Corp.*		1,599	22,834
Saga Communications, Inc., Class A*		603	22,540
Scholastic Corp.		4,476	134,146
Sinclair Broadcast Group, Inc.		8,506	96,373
The E.W. Scripps Co., Class A*		5,169	41,404
The New York Times Co., Class A*		23,203	179,359
Valassis Communications, Inc.*		7,614	146,417
Value Line, Inc.		144	1,480
World Wrestling Entertainment, Inc.		4,607	42,937

			2,402,905

METALS & MINING – 1.4%
AMCOL International Corp.		4,109	110,327
Castle AM Co.*		2,797	26,460
Century Aluminum Co.*		8,656	73,663
Coeur D’Alene Mines Corp.*		15,134	365,335
General Moly Inc.*		11,717	36,205
Globe Specialty Metals, Inc.		10,651	142,617
Gold Resource Corp.		4,739	100,704
Golden Minerals Co.*		4,941	28,707
Golden Star Resources Ltd.*	CA	44,499	73,423
Handy & Harman Ltd.*		923	9,138
Haynes International, Inc.		2,057	112,312
Hecla Mining Co.		47,198	246,846
Horsehead Holding Corp.*		7,499	67,566
Jaguar Mining, Inc.*	CA	14,069	89,760
Kaiser Aluminum Corp.		2,750	126,170
Materion Corp.*		3,430	83,280

	Country Code**	Shares	Value

Metals USA Holdings Corp.*		1,944	$21,870
Midway Gold Corp.*	CA	14,932	31,506
Noranda Aluminum Holding Corp.		3,864	31,878
Olympic Steel, Inc.		1,537	35,843
Paramount Gold and Silver Corp.*		20,082	42,975
Redcorp Ventures Ltd.*(1)	CA	91,400	—
Revett Minerals, Inc.*	CA	4,209	19,866
RTI International Metals, Inc.*		5,091	118,162
Stillwater Mining Co.*		19,570	204,702
SunCoke Energy, Inc.*		2,228	24,954
Thompson Creek Metals Co., Inc.*	CA	25,817	179,686
Universal Stainless & Alloy*		1,227	45,841
US Energy Corp.*		4,016	11,687
US Gold Corp.*		17,988	60,440
Vista Gold Corp.*	CA	11,938	36,650
Worthington Industries, Inc.		9,740	159,541

			2,718,114

MULTI-LINE RETAIL – 0.3%
99 Cents Only Stores*		7,940	174,283
Bon-Ton Stores, Inc.		2,007	6,764
Fred’s, Inc.		6,221	90,702
Gordmans Stores, Inc.*		924	11,615
Saks, Inc.*		19,539	190,505
Tuesday Morning Corp.*		7,652	26,399

			500,268

MULTI-UTILITIES – 0.5%
Avista Corp.		9,765	251,449
Black Hills Corp.		6,652	223,374
CH Energy Group, Inc.		2,613	152,547
NorthWestern Corp.		6,159	220,430

			847,800

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

OIL, GAS & CONSUMABLE FUELS – 4.6%
Abraxas Petroleum Corp.*		14,177	$46,784
Alon USA Energy, Inc.		1,936	16,863
Amyris, Inc.*		2,964	34,205
Apco Oil and Gas International, Inc.	KY	1,532	125,195
Approach Resources, Inc.*		4,360	128,228
ATP Oil & Gas Corp.*		7,621	56,091
Berry Petroleum Co.		8,734	367,003
Bill Barrett Corp.*		7,996	272,424
BPZ Resources, Inc.*		17,473	49,623
Callon Petroleum Co.*		6,844	34,015
CAMAC Energy, Inc.*		9,876	9,975
Carrizo Oil & Gas, Inc.*		6,573	173,199
Cheniere Energy, Inc.*		13,949	121,217
Clayton Williams Energy, Inc.*		989	75,045
Clean Energy Fuels Corp.*		8,320	103,667
Cloud Peak Energy, Inc.*		10,321	199,402
Comstock Resources, Inc.*		8,044	123,073
Contango Oil & Gas Co.*		2,049	119,211
Crimson Exploration, Inc.*		3,348	9,575
Crosstex Energy, Inc.		6,807	86,040
CVR Energy, Inc.*		14,872	278,553
Delek US Holdings, Inc.		2,399	27,373
DHT Maritime, Inc.	MH	11,640	8,614
Endeavour International Corp.*		6,286	54,625
Energy Partners Ltd.*		4,980	72,708
Energy XXi Bermuda Ltd.*	BM	12,740	406,151
Evolution Petroleum Corp.*		2,675	21,534

	Country Code**	Shares	Value

Frontline Ltd.	BM	8,631	$37,027
FX Energy, Inc.*		8,889	42,667
Gastar Exploration Ltd.*	CA	9,636	30,642
Georesources, Inc.*		3,366	98,657
Gevo, Inc.*		967	6,082
GMX Resources, Inc.*		10,470	13,087
Golar LNG Ltd.	BM	6,768	300,838
Goodrich Petroleum Corp.*		4,439	60,947
Green Plains Renewable Energy, Inc.*		3,097	30,227
Gulfport Energy Corp.*		7,675	226,029
Hallador Energy Co.		783	7,775
Harvest Natural Resources, Inc.*		5,758	42,494
Houston American Energy Corp.*		2,815	34,315
Hyperdynamics Corp.*		26,660	65,317
Isramco, Inc.*		167	14,957
James River Coal Co.*		6,046	41,838
Kior, Inc., Class A*		1,763	17,947
Knightsbridge Tankers Ltd.	BM	3,786	51,755
Kodiak Oil & Gas Corp.*	CA	43,552	413,744
L&L Energy, Inc.*		3,575	9,259
Magnum Hunter Resources Corp.*		18,723	100,917
McMoRan Exploration Co.*		16,597	241,486
Miller Energy Resources, Inc.*		5,379	15,007
Nordic American Tanker Shipping Ltd.	BM	7,997	95,884
Northern Oil and Gas, Inc.*		10,676	256,010
Oasis Petroleum, Inc.*		10,085	293,373
Overseas Shipholding Group, Inc.		4,536	49,578
Panhandle Oil & Gas, Inc., Class A		1,207	39,602
Patriot Coal Corp.*		15,452	130,878
Penn Virginia Corp.		7,790	41,209

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Petroleum Development Corp.*		3,966	$139,246
PetroQuest Energy, Inc.*		9,632	63,571
Rentech, Inc.*		37,799	49,517
Resolute Energy Corp.*		7,902	85,342
REX American Resources Corp.*		1,050	23,215
Rex Energy Corp.*		5,981	88,280
Rosetta Resources, Inc.*		8,970	390,195
Scorpio Tankers, Inc.*	MH	4,899	23,956
SemGroup Corp., Class A*		6,973	181,716
Ship Finance International Ltd.	BM	7,589	70,881
Solazyme, Inc.*		1,880	22,372
Stone Energy Corp.*		8,293	218,769
Swift Energy Co.*		7,179	213,360
Syntroleum Corp.*		14,433	13,856
Targa Resources Corp.		2,745	111,694
Teekay Tankers Ltd., Class A	MH	7,135	25,115
Triangle Petroleum Corp.*		7,503	44,793
Ur-Energy, Inc.*	CA	18,035	15,492
Uranerz Energy Corp.*		10,386	18,903
Uranium Energy Corp.*		12,621	38,620
Uranium Resources, Inc.*		16,412	11,915
USEC, Inc.*		19,410	22,127
Vaalco Energy, Inc.*		8,700	52,548
Venoco, Inc.*		5,045	34,155
Voyager Oil & Gas, Inc.*		8,096	20,807
W&T Offshore, Inc.		5,891	124,948
Warren Resources, Inc.*		11,885	38,745
Western Refining, Inc.*		8,882	118,042
Westmoreland Coal Co.*		1,693	21,586

	Country Code**	Shares	Value

World Fuel Services Corp.		11,965	$502,291
Zion Oil & Gas, Inc.*		4,894	10,816

			8,626,814

PAPER & FOREST PRODUCTS – 0.6%
Buckeye Technologies, Inc.		6,775	226,556
Clearwater Paper Corp.*		3,886	138,380
Deltic Timber Corp.		1,815	109,608
KapStone Paper and Packaging Corp.*		6,580	103,569
Louisiana-Pacific Corp.*		22,298	179,945
Neenah Paper, Inc.		2,489	55,554
P.H. Glatfelter Co.		7,382	104,234
Schweitzer-Mauduit International, Inc.		2,732	181,569
Verso Paper Corp.*		2,417	2,320
Wausau Paper Corp.		8,487	70,103

			1,171,838

PERSONAL PRODUCTS – 0.5%
Elizabeth Arden, Inc.*		4,134	153,123
Inter Parfums, Inc.		2,798	43,537
Medifast, Inc.*		2,406	33,010
Natures Sunshine Products, Inc.*		1,929	29,938
Nu Skin Enterprises, Inc.		9,267	450,098
Nutraceutical International Corp.*		1,577	17,852
Prestige Brands Holdings, Inc.*		8,451	95,243
Revlon, Inc., Class A*		1,886	28,045
Schiff Nutrition International, Inc.*		2,019	21,603
Synutra International, Inc.*		2,938	14,866
The Female Health Co.		3,257	14,689
USANA Health Sciences, Inc.*		1,075	32,648

			934,652

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PHARMACEUTICALS – 1.8%
Acura Pharmaceuticals, Inc.*		1,789	$6,244
Akorn, Inc.*		9,443	105,006
Alimera Sciences, Inc.*		1,887	2,359
Ampio Pharmaceuticals, Inc.*		3,339	14,257
Auxilium Pharmaceuticals, Inc.*		8,049	160,416
Avanir Pharmaceuticals, Inc., Class A*		21,219	43,499
Cadence Pharmaceuticals, Inc.*		8,056	31,821
Columbia Laboratories, Inc.*		12,230	30,575
Corcept Therapeutics, Inc.*		7,119	24,347
Cornerstone Therapeutics, Inc.*		1,354	7,582
Depomed, Inc.*		9,109	47,185
Durect Corp.*		13,388	15,798
Endocyte, Inc.*		2,842	10,686
Hi-Tech Pharmacal Co., Inc.*		1,756	68,291
Impax Laboratories, Inc.*		11,065	223,181
ISTA Pharmaceuticals, Inc.*		5,306	37,407
Jazz Pharmaceuticals, Inc.*		3,727	143,974
KV Pharmaceutical Co., Class A*		9,108	12,751
Lannett Co, Inc.*		2,688	11,881
Map Pharmaceuticals, Inc.*		3,757	49,480
Medicis Pharmaceutical Corp., Class A		10,478	348,393
Nektar Therapeutics*		19,086	106,786
NeoStem, Inc.*		8,958	4,542
Obagi Medical Products, Inc.*		3,140	31,902
Optimer Pharmaceuticals, Inc.*		7,782	95,252
Pacira Pharmaceuticals, Inc.*		1,084	9,377

	Country Code**	Shares	Value

Pain Therapeutics, Inc.*		6,079	$23,100
Par Pharmaceutical Cos., Inc.*		6,123	200,406
Pernix Therapeutics Holdings, Inc.*		718	6,649
Pozen, Inc.*		4,448	17,570
Questcor Pharmaceuticals, Inc.*		8,996	374,054
Sagent Pharmaceuticals, Inc.*		1,173	24,633
Salix Pharmaceuticals Ltd.*		9,875	472,519
Santarus Inc.*		8,889	29,423
Sucampo Pharmaceuticals, Inc., Class A*		2,255	9,990
The Medicines Co.*		9,107	169,754
Transcept Pharmaceuticals, Inc.*		838	6,561
ViroPharma, Inc.*		11,979	328,105
Vivus, Inc.*		14,982	146,074
Xenoport, Inc.*		6,218	23,691

			3,475,521

PROFESSIONAL SERVICES – 1.5%
Acacia Research – Acacia Technologies*		7,227	263,858
Barrett Business Services, Inc.		1,295	25,848
CBIZ, Inc.*		6,556	40,057
CDI Corp.		2,173	30,009
Costar Group, Inc.*		4,276	285,338
CRA International, Inc.*		1,881	37,319
Dolan Co.*		5,124	43,657
Exponent, Inc.*		2,193	100,812
Franklin Covey Co.*		2,231	18,897
FTI Consulting, Inc.*		7,114	301,776
GP Strategies Corp.*		2,501	33,713
Heidrick & Struggles International, Inc.		3,065	66,020
Hill International, Inc.*		4,249	21,840
Hudson Highland Group, Inc.*		5,548	26,575

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Huron Consulting Group, Inc.*		3,742	$144,965
ICF International, Inc.*		3,294	81,625
Insperity, Inc.		3,855	97,724
Kelly Services, Inc., Class A		4,552	62,271
Kforce, Inc.*		4,951	61,046
Korn / Ferry International*		7,942	135,491
Mistras Group, Inc.*		2,500	63,725
Navigant Consulting, Inc.*		8,669	98,913
Odyssey Marine Exploration, Inc.*		12,479	34,192
On Assignment, Inc.*		6,348	70,971
Pendrell Corp.*		25,511	65,308
Resources Connection, Inc.		7,804	82,644
RPX Corp.*		1,655	20,936
The Advisory Board Co.*		2,676	198,586
The Corporate Executive Board Co.		5,847	222,771
Trueblue, Inc.*		6,725	93,343
VSE Corp.		729	17,700

			2,847,930

REAL ESTATE INVESTMENT TRUSTS – 8.8%
Acadia Realty Trust		7,113	143,256
AG Mortgage Investment Trust, Inc.		1,083	21,801
Agree Realty Corp.		1,684	41,056
Alexander’s, Inc.		345	127,660
American Assets Trust, Inc.		5,337	109,462
American Campus Communities, Inc.		11,512	483,044
American Capital Mortgage Investment Corp.		1,376	25,896
Anworth Mortgage Asset Corp.		22,855	143,529
Apollo Commercial Real Estate Finance, Inc.		3,459	45,417

	Country Code**	Shares	Value

ARMOUR Residential REIT, Inc.		15,621	$110,128
Ashford Hospitality Trust, Inc.		8,958	71,664
Associated Estates Realty Corp.		7,088	113,054
BioMed Realty Trust, Inc.		26,029	470,604
Campus Crest Communities, Inc.		5,267	52,986
CapLease, Inc.		11,682	47,195
Capstead Mortgage Corp.		14,328	178,240
CBL & Associates Properties, Inc.		25,141	394,714
Cedar Realty Trust, Inc.		9,638	41,540
Chatham Lodging Trust		2,353	25,365
Chesapeake Lodging Trust		5,285	81,706
Cogdell Spencer, Inc.		7,808	33,184
Colonial Properties Trust		14,148	295,127
Colony Financial, Inc.		5,619	88,274
Coresite Realty Corp.		3,411	60,784
Cousins Properties, Inc.		15,258	97,804
CreXus Investment Corp.		9,780	101,516
CubeSmart		20,705	220,301
CYS Investments, Inc.		13,934	183,093
DCT Industrial Trust, Inc.		41,439	212,168
DiamondRock Hospitality Co.		28,279	272,610
DuPont Fabros Technology, Inc.		9,934	240,601
Dynex Capital, Inc.		6,791	62,002
EastGroup Properties, Inc.		4,555	198,051
Education Realty Trust, Inc.		15,435	157,900
Entertainment Properties Trust		7,870	343,998

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Equity Lifestyle Properties, Inc.		5,220	$348,122
Equity One, Inc.		9,122	154,892
Excel Trust, Inc.		5,231	62,772
Extra Space Storage, Inc.		15,943	386,299
FelCor Lodging Trust, Inc.*		21,477	65,505
First Industrial Realty Trust, Inc.*		14,569	149,041
First Potomac Realty Trust		8,324	108,628
Franklin Street Properties Corp.		11,960	119,002
Getty Realty Corp.		4,475	62,426
Gladstone Commercial Corp.		1,887	33,117
Glimcher Realty Trust		18,117	166,676
Government Properties Income Trust		5,899	133,022
Hatteras Financial Corp.		12,667	334,029
Healthcare Realty Trust, Inc.		13,129	244,068
Hersha Hospitality Trust		23,686	115,588
Highwoods Properties, Inc.		12,321	365,564
Home Properties, Inc.		8,149	469,138
Hudson Pacific Properties, Inc.		3,723	52,718
Inland Real Estate Corp.		12,893	98,116
Invesco Mortgage Capital, Inc.		19,742	277,375
Investors Real Estate Trust		13,240	96,586
iStar Financial, Inc.*		13,724	72,600
Kilroy Realty Corp.		9,913	377,388
Kite Realty Group Trust		8,978	40,491
LaSalle Hotel Properties		14,426	349,253
Lexington Realty Trust		20,206	151,343
LTC Properties, Inc.		5,116	157,880
Medical Properties Trust, Inc.		19,006	187,589

	Country Code**	Shares	Value

MFA Financial, Inc.		60,588	$407,151
Mid-America Apartment Communities, Inc.		6,219	388,998
Mission West Properties, Inc.		3,093	27,899
Monmouth Real Estate Investment Corp., Class A		6,560	60,024
MPG Office Trust, Inc.*		8,474	16,863
National Health Investors, Inc.		4,126	181,461
National Retail Properties, Inc.		17,672	466,187
Newcastle Investment Corp.		17,787	82,710
Northstar Realty Finance Corp.		16,423	78,338
Omega Healthcare Investors, Inc.		17,215	333,110
One Liberty Properties, Inc.		1,875	30,938
Parkway Properties, Inc.		3,729	36,768
Pebblebrook Hotel Trust		8,533	163,663
Pennsylvania Real Estate Investment		9,342	97,530
PennyMac Mortgage Investment Trust		4,752	78,978
Post Properties, Inc.		8,437	368,866
Potlatch Corp.		6,804	211,672
PS Business Parks, Inc.		3,140	174,050
RAIT Financial Trust		6,998	33,241
Ramco-Gershenson Properties Trust		6,650	65,369
Redwood Trust, Inc.		13,021	132,554
Resource Capital Corp.		13,167	73,867
Retail Opportunity Investments Corp.		8,315	98,450
RLJ Lodging Trust		4,618	77,721
Sabra Health Care REIT, Inc.		6,350	76,771
Saul Centers, Inc.		1,266	44,842

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sovran Self Storage, Inc.		4,672	$199,354
STAG Industrial, Inc.		2,702	30,992
Starwood Property Trust, Inc.		15,754	291,607
Strategic Hotels & Resorts, Inc.*		29,473	158,270
Summit Hotel Properties, Inc.		4,637	43,773
Sun Communities, Inc.		3,541	129,353
Sunstone Hotel Investors, Inc.*		19,916	162,315
Tanger Factory Outlet Centers, Inc.		14,584	427,603
Terreno Realty Corp.		1,592	24,103
Two Harbors Investment Corp.		23,836	220,245
UMH Properties, Inc.		1,933	17,996
Universal Health Realty Income Trust		2,033	79,287
Urstadt Biddle Properties, Inc., Class A		3,958	71,561
Washington Real Estate Investment Trust		11,176	305,664
Whitestone REIT, Class B		1,145	13,626
Winthrop Realty Trust		5,043	51,287

			16,510,015

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
Avatar Holdings, Inc.*		1,349	9,686
Consolidated-Tomoka Land Co.		698	18,895
Forestar Group, Inc.*		5,946	89,963
Kennedy-Wilson Holdings, Inc.		4,384	46,382
Tejon Ranch Co.*		2,437	59,658

			224,584

ROAD & RAIL – 1.2%
Amerco		1,464	129,418
Arkansas Best Corp.		4,375	84,306

	Country Code**	Shares	Value

Avis Budget Group, Inc.*		17,771	$190,505
Celadon Group, Inc.		3,368	39,776
Covenant Transport Group, Inc., Class A*		1,175	3,490
Dollar Thrifty Automotive Group*		4,899	344,204
Genesee & Wyoming, Inc., Class A*		6,675	404,372
Heartland Express, Inc.		8,532	121,922
Knight Transportation, Inc.		10,332	161,592
Marten Transport Ltd.		2,624	47,206
Old Dominion Freight Line, Inc.*		8,035	325,659
Patriot Transportation Holding, Inc.*		1,062	23,045
Quality Distribution, Inc.*		2,589	29,126
RailAmerica, Inc.*		3,632	54,080
Roadrunner Transportation Systems, Inc.*		1,536	21,704
Saia, Inc.*		2,757	34,407
Swift Transportation Co.*		13,333	109,864
Universal Truckload Services, Inc.		891	16,172
Werner Enterprises, Inc.		7,437	179,232
Zipcar, Inc.*		1,796	24,102

			2,344,182

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.6%
Advanced Analogic Technologies, Inc.*		7,148	41,315
Advanced Energy Industries, Inc.*		7,309	78,426
Alpha & Omega Semiconductor Ltd.*	BM	2,452	17,924
Amkor Technology, Inc.*		15,934	69,472

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Amtech Systems, Inc.*		1,667	$14,186
Anadigics, Inc.*		11,063	24,228
Applied Micro Circuits Corp.*		10,626	71,407
ATMI, Inc.*		5,333	106,820
Axcelis Technologies, Inc.*		17,653	23,479
AXT, Inc.*		5,651	23,565
Brooks Automation, Inc.		11,164	114,654
Cabot Microelectronics Corp.*		3,979	188,008
Cavium, Inc.*		8,188	232,785
Ceva, Inc.*		3,875	117,258
Cirrus Logic, Inc.*		11,224	177,900
Cohu, Inc.		4,041	45,865
Cymer, Inc.*		5,174	257,458
Diodes, Inc.*		5,968	127,118
DSP Group, Inc.*		3,875	20,189
Entegris, Inc.*		22,768	198,651
Entropic Communications, Inc.*		14,358	73,369
Exar Corp.*		6,104	39,676
FormFactor, Inc.*		8,623	43,632
FSI International, Inc.*		6,681	24,452
GSI Technology, Inc.*		3,392	15,875
GT Advanced Technologies, Inc.*		21,352	154,589
Hittite Microwave Corp.*		5,312	262,307
Inphi, Corp.*		3,714	44,419
Integrated Device Technology, Inc.*		25,073	136,899
Integrated Silicon Solution, Inc.*		4,489	41,029
Intermolecular, Inc.*		1,651	14,166
IXYS Corp.*		4,152	44,966
Kopin Corp.*		11,340	43,999
Kulicke & Soffa Industries, Inc.*		12,140	112,295
Lattice Semiconductor Corp.*		19,885	118,117
LTX-Credence Corp.*		8,526	45,614

	Country Code**	Shares	Value

MaxLinear, Inc., Class A*		2,685	$12,754
Micrel, Inc.		8,486	85,794
Microsemi Corp.*		14,647	245,337
Mindspeed Technologies, Inc.*		5,844	26,766
MIPS Technologies, Inc.*		9,033	40,287
MKS Instruments, Inc.		8,850	246,207
Monolithic Power Systems, Inc.*		5,014	75,561
MoSys, Inc.*		5,241	22,012
Nanometrics, Inc.*		3,458	63,696
Netlogic Microsystems, Inc.*		11,565	573,277
Nve Corp.*		793	44,035
Omnivision Technologies, Inc.*		9,805	119,964
PDF Solutions, Inc.*		3,946	27,504
Pericom Semiconductor Corp.*		4,202	31,977
Photronics, Inc.*		10,100	61,408
PLX Technology, Inc.*		7,393	21,218
Power Integrations, Inc.		4,883	161,920
Rambus, Inc.*		16,577	125,156
RF Micro Devices, Inc.*		46,804	252,742
Rubicon Technology, Inc.*		3,042	28,564
Rudolph Technologies, Inc.*		5,478	50,726
Semtech Corp.*		11,068	274,708
Sigma Designs, Inc.*		5,291	31,746
Silicon Image, Inc.*		13,688	64,334
Spansion, Inc., Class A*		8,687	71,928
Standard Microsystems Corp.*		3,867	99,653
STR Holdings, Inc.*		5,196	42,763
Supertex, Inc.*		1,576	29,755
Tessera Technologies, Inc.*		8,642	144,754
Triquint Semiconductor, Inc.*		27,816	135,464

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Ultra Clean Holdings*		3,893	$23,786
Ultratech, Inc.*		4,230	103,931
Veeco Instruments, Inc.*		6,902	143,562
Volterra Semiconductor Corp.*		4,130	105,769

			6,755,170

SOFTWARE – 4.4%
Accelrys, Inc.*		9,503	63,860
ACI Worldwide, Inc.*		5,648	161,759
Actuate Corp.*		6,371	37,334
Advent Software, Inc.*		5,550	135,198
American Software, Inc., Class A		3,798	35,891
Aspen Technology, Inc.*		14,312	248,313
Blackbaud, Inc.		7,533	208,664
Bottomline Technologies, Inc.*		6,041	139,970
BroadSoft, Inc.*		3,802	114,820
Callidus Software, Inc.*		5,215	33,480
Commvault Systems, Inc.*		7,453	318,392
Concur Technologies, Inc.*		7,558	383,871
Convio, Inc.*		2,040	22,562
Deltek, Inc.*		3,760	36,923
DemandTec, Inc.*		5,555	73,159
Digimarc Corp.*		1,097	26,207
Ebix, Inc.		4,854	107,273
Ellie Mae, Inc.*		1,306	7,379
Epiq Systems, Inc.		5,371	64,559
ePlus, Inc.*		668	18,891
Fair Issac Corp.		6,048	216,760
FalconStor Software, Inc.*		5,177	13,357
Glu Mobile, Inc.*		8,193	25,726
Guidance Software, Inc.*		2,237	14,496
Imperva, Inc.*		941	32,756
Interactive Intelligence Group*		2,437	55,856
JDA Software Group, Inc.*		7,158	231,848

	Country Code**	Shares	Value

Kenexa Corp.*		4,454	$118,922
Magma Design Automation, Inc.*		11,199	80,409
Manhattan Associates, Inc.*		3,454	139,818
Mentor Graphics Corp.*		16,275	220,689
Microstrategy, Inc.*		1,351	146,340
Monotype Imaging Holdings, Inc.*		6,009	93,680
Motricity, Inc.*		6,454	5,809
Netscout Systems, Inc.*		6,310	111,056
Netsuite, Inc.*		4,605	186,733
Opnet Technologies, Inc.		2,461	90,245
Parametric Technology Corp.*		20,183	368,542
Pegasystems, Inc.		2,781	81,761
Progress Software Corp.*		11,346	219,545
PROS Holdings, Inc.*		3,696	54,997
QAD, Inc., Class A*		1,182	12,411
Qlik Technologies, Inc.*		11,911	288,246
Quest Software, Inc.*		9,574	178,076
Realpage, Inc.*		5,120	129,382
Rosetta Stone, Inc.*		2,000	15,260
S1 Corp.*		9,452	90,456
Seachange International, Inc.*		4,386	30,834
Smith Micro Software, Inc.*		5,997	6,777
SolarWinds, Inc.*		9,639	269,410
Sourcefire, Inc.*		4,796	155,295
SRS Labs, Inc.*		1,950	11,213
SS&C Technologies Holdings, Inc.*		4,217	76,159
SuccessFactors, Inc.*		14,111	562,606
Synchronoss Technologies, Inc.*		4,464	134,857
Take-Two Interactive Software, Inc.*		12,434	168,481
Taleo Corp.*		6,939	268,470
Tangoe, Inc.*		1,660	25,564
Telecommunication Systems, Inc.*		8,257	19,404
TeleNav, Inc.*		2,837	22,157
THQ, Inc.*		11,947	9,080
Tivo, Inc.*		20,188	181,086
Tyler Technologies, Inc.*		4,961	149,376

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Ultimate Software Group, Inc.*		4,370	$284,574
Vasco Data Security International*		4,673	30,468
Verint Systems, Inc.*		3,561	98,070
Virnetx Holding Corp.*		6,883	171,869
Wave Systems Corp.*		13,773	29,887
Websense, Inc.*		6,740	126,240

			8,293,558

SPECIALTY RETAIL – 3.5%
Aeropostale, Inc.*		13,666	208,406
America’s Car-Mart, Inc.*		1,440	56,419
Ann, Inc.*		8,805	218,188
Asbury Automotive Group, Inc.*		4,898	105,601
Ascena Retail Group, Inc.*		10,634	316,042
Barnes & Noble, Inc.*		4,868	70,489
Bebe Stores, Inc.		6,597	54,953
Big 5 Sporting Goods Corp.		3,777	39,432
Body Central Corp.*		1,954	48,772
Brown Shoe Co., Inc.		7,115	63,323
Build-A-Bear Workshop, Inc.*		2,431	20,566
Cabela’s, Inc.*		7,344	186,684
Casual Male Retail Group, Inc.*		7,513	25,694
Charming Shoppes, Inc.*		19,532	95,707
Children’s Place Retail Stores, Inc.*		4,410	234,259
Christopher & Banks Corp.		6,494	15,196
Citi Trends, Inc.*		2,629	23,083
Coldwater Creek, Inc.*		12,926	15,253
Collective Brands, Inc.*		10,399	149,434
Conn’s, Inc.*		2,465	27,362
Cost Plus, Inc.*		3,183	31,034
Destination Maternity Corp.		1,793	29,979

	Country Code**	Shares	Value

Express, Inc.*		9,349	$186,419
Finish Line, Inc., Class A		8,769	169,110
Francesca’s Holdings Corp.*		1,713	29,635
Genesco, Inc.*		4,010	247,577
GNC Acquisition Holdings, Inc., Class A*		3,851	111,486
Group 1 Automotive, Inc.		3,854	199,637
Haverty Furniture Cos., Inc.		3,206	35,202
hhgregg, Inc.*		2,827	40,850
Hibbett Sports, Inc.*		4,638	209,545
Hot Topic, Inc.		6,933	45,827
Jos A Bank Clothiers, Inc.*		4,674	227,904
Kirkland’s, Inc.*		2,864	38,091
Lithia Motors, Inc.		3,694	80,751
Lumber Liquidators Holdings, Inc.*		3,986	70,393
Marinemax, Inc.*		3,858	25,154
Mattress Firm Holding Corp.*		977	22,657
Monro Muffler Brake, Inc.		5,152	199,846
New York & Co., Inc.*		4,696	12,491
Office Depot, Inc.*		46,787	100,592
OfficeMax, Inc.*		14,833	67,342
Pacific Sunwear of California, Inc.*		7,834	13,396
Penske Automotive Group, Inc.		7,547	145,280
Pier 1 Imports, Inc.*		16,629	231,642
Rental-A-Center, Inc.		9,928	367,336
Rue21, Inc.*		2,570	55,512
Select Comfort Corp.*		9,419	204,298
Shoe Carnival, Inc.*		1,581	40,632
Sonic Automotive, Inc., Class A		6,774	100,323
Stage Stores, Inc.		5,293	73,520
Stein Mart, Inc.*		4,570	31,122
Systemax, Inc.*		1,827	29,981
Talbots, Inc.*		11,723	31,183
Teavana Holdings, Inc.*		1,238	23,250

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

The Buckle, Inc.		4,570	$186,776
The Cato Corp.		4,666	112,917
The Men’s Wearhouse, Inc.		8,717	282,518
The Pep Boys – Manny, Moe & Jack		8,877	97,647
The Wet Seal, Inc., Class A*		15,425	50,285
Vitamin Shoppe, Inc.*		4,195	167,297
West Marine, Inc.*		2,463	28,645
Winmark Corp.		367	21,055
Zale Corp.*		5,304	20,208
Zumiez, Inc.*		3,581	99,409

			6,570,617

TEXTILES, APPAREL & LUXURY GOODS – 1.5%
Carter’s, Inc.*		8,323	331,339
Cherokee, Inc.		1,459	17,026
Columbia Sportswear Co.		2,041	95,009
Crocs, Inc.*		15,341	226,587
Delta Apparel, Inc.*		1,146	21,877
G-III Apparel Group Ltd.*		2,838	70,695
Iconix Brand Group, Inc.*		12,330	200,856
K-Swiss, Inc., Class A*		4,804	14,028
Kenneth Cole Productions, Inc., Class A*		1,155	12,231
Liz Claiborne, Inc.*		15,960	137,735
Maidenform Brands, Inc.*		4,026	73,676
Movado Group, Inc.		2,986	54,256
Oxford Industries, Inc.		2,153	97,143
Perry Ellis International, Inc.*		1,995	28,369
Quiksilver, Inc.*		21,750	78,517
R.G. Barry Corp.		1,456	17,588
Skechers U.S.A., Inc., Class A*		6,433	77,968
Steven Madden Ltd.*		6,398	220,731
The Jones Group, Inc.		13,713	144,672
The Warnaco Group, Inc.*		6,835	342,023

	Country Code**	Shares	Value

True Religion Apparel, Inc.*		4,354	$150,561
Unifi, Inc.*		2,246	17,070
Vera Bradley, Inc.*		3,329	107,360
Wolverine World Wide, Inc.		8,406	299,590

			2,836,907

THRIFT & MORTGAGE FINANCE – 1.2%
Apollo Residential Mortgage, Inc.		1,771	27,025
Astoria Financial Corp.		14,825	125,864
Bank Mutual Corp.		8,063	25,640
BankFinancial Corp.		3,761	20,761
Beneficial Mutual Bancorp, Inc.*		5,496	45,947
Berkshire Hills Bancorp, Inc.		3,563	79,063
BofI Holding, Inc.*		1,622	26,358
Brookline Bancorp, Inc.		10,065	84,949
Cape Bancorp, Inc.*		1,945	15,268
Charter Financial Corp.		1,253	11,603
Clifton Savings Bancorp, Inc.		1,519	14,096
Dime Community Bancshares		5,226	65,848
Doral Financial Corp.*	PR	22,262	21,282
ESB Financial Corp.		2,185	30,743
ESSA Bancorp, Inc.		1,850	19,370
Federal Agricultural Mortgage Corp., Class C		1,729	31,157
First Defiance Financial Corp.		1,681	24,526
First Financial Holdings, Inc.		2,824	25,218
First PacTrust Bancorp, Inc.		1,848	18,942
Flagstar Bancorp, Inc.*		34,578	17,462
Flushing Financial Corp.		5,402	68,227
Fox Chase Bancorp.		2,301	29,062
Franklin Financial Corp.*		2,399	28,404

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Home Federal Bancorp, Inc.		2,916	$30,326
Kearny Financial Corp.		2,289	21,746
Meridian Interstate Bancorp, Inc.*		1,506	18,750
MGIC Investment Corp.*		31,669	118,125
Northfield Bancorp, Inc.		2,942	41,659
Northwest Bancshares, Inc.		16,444	204,563
Oceanfirst Financial Corp.		2,494	32,597
Ocwen Financial Corp.*		16,312	236,198
Oritani Financial Corp.		7,818	99,836
Provident Financial Services		10,229	136,966
Provident New York Bancorp		6,647	44,136
Radian Group, Inc.		22,968	53,745
Rockville Financial, Inc.		4,886	50,619
Roma Financial Corp.		1,395	13,727
Territorial Bancorp, Inc.		1,890	37,327
TrustCo Bank Corp. NY		16,080	90,209
United Financial Bancorp, Inc.		2,737	44,038
Viewpoint Financial Group		5,807	75,549
Walker & Dunlop, Inc.*		1,896	23,814
Westfield Financial, Inc.		4,443	32,700
WSFS Financial Corp.		1,113	40,023

			2,303,468

TOBACCO – 0.2%
Alliance One International, Inc.*		15,008	40,822
Star Scientific, Inc.*		18,275	39,839

	Country Code**	Shares	Value

Universal Corp.		3,905	$179,474
Vector Group Ltd.		8,154	144,815

			404,950

TRADING COMPANIES & DISTRIBUTORS – 1.2%
Aceto Corp.		4,565	31,499
Aircastle Ltd.	BM	9,260	117,787
Applied Industrial Technologies, Inc.		7,183	252,626
Beacon Roofing Supply, Inc.*		7,771	157,207
Cai International, Inc.*		2,024	31,291
DXP Enterprises, Inc.*		1,461	47,044
Essex Rental Corp.*		3,128	9,228
H & E Equipment Services, Inc.*		4,933	66,201
Houston Wire & Cable Co.		2,939	40,617
Interline Brands, Inc.*		5,602	87,223
Kaman Corp.		4,439	121,273
Lawson Products, Inc.		592	9,135
RSC Holdings, Inc.*		11,455	211,918
Rush Enterprises, Inc.*		5,460	114,223
SeaCube Container Leasing Ltd.	BM	1,907	28,243
TAL International Group, Inc.		3,712	106,868
Textainer Group Holdings Ltd.	BM	1,894	55,153
Titan Machinery, Inc.*		2,646	57,498
United Rentals, Inc.*		10,579	312,609
Watsco, Inc.		4,744	311,491

			2,169,134

TRANSPORTATION INFRASTRUCTURE – 0.0%+
Wesco Aircraft Holdings, Inc.*		3,488	48,797

WATER UTILITIES – 0.3%
American States Water Co.		3,166	110,493
Artesian Resources Corp.		1,235	23,255

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Cadiz, Inc.*		2,002	$19,279
California Water Service Group		7,123	130,066
Connecticut Water Service, Inc.		1,424	38,633
Consolidated Water Co., Ltd.	KY	2,582	22,154
Middlesex Water Co.		2,733	50,998
Pennichuck Corp.		727	20,959
SJW Corp.		2,389	56,476
York Water Co.		2,162	38,138

			510,451

WIRELESS TELECOMMUNICATION SERVICES – 0.1%
Leap Wireless International, Inc.*		10,475	97,313
NTELOS Holdings Corp.		2,500	50,950
Shenandoah Telecommunications Co.		4,093	42,894
USA Mobility, Inc.		3,861	53,552

			244,709

Total Common Stocks (Cost $189,988,900)			186,932,404

WARRANTS – 0.0% +
OIL, GAS & CONSUMABLE FUELS – 0.0% +
Magnum Hunter Resources Corp., expires 10/14/13* (Cost $0)		1,905	—

Country Code**	Shares	Value

SHORT TERM INVESTMENTS – 0.7%
MUTUAL FUNDS – 0.7%
State Street Institutional Treasury Plus Money Market Fund, 0.00% (Cost $1,388,718)	1,388,718	$1,388,718

TOTAL INVESTMENTS – 99.8%
(Cost $191,377,618)		188,321,122
Other assets less liabilities – 0.2%		376,179

NET ASSETS – 100.0%		$188,697,301

REIT	Real Estate Investment Trust

AN	Netherlands Antilles
BM	Bermuda
BS	Bahamas
CA	Canada
IE	Ireland
KY	Cayman Islands
LR	Liberia
LU	Luxembourg
MH	Marshall Islands
NL	Netherlands
PA	Panama
PR	Puerto Rico

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of this security amounted to $0, representing less than 0.05% of net assets.

See Notes to Financial Statements.

SC SM BLACKROCK SMALL CAP INDEX FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(2)	At the period end, cash of $230,000 has been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation ($)
Long	Russell 2000 Mini Index March Futures	3/16/12	25	33,904

(3)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.2%
AEROSPACE & DEFENSE – 1.5%
Alliant Techsystems, Inc.		12,125	$693,065
BE Aerospace, Inc.*		23,688	916,962
Esterline Technologies Corp.*		4,073	227,966
L-3 Communications Holdings, Inc.		21,195	1,413,283
Textron, Inc.		14,249	263,464

			3,514,740

AIR FREIGHT & LOGISTICS – 0.2%
UTI Worldwide, Inc.	VG	33,849	449,853

AIRLINES – 0.1%
Alaska Air Group, Inc.*		2,755	206,873

AUTO COMPONENTS – 0.2%
Autoliv, Inc.		5,711	305,482
Federal-Mogul Corp.*		10,371	152,972

			458,454

AUTOMOBILES – 0.1%
Thor Industries, Inc.		11,322	310,562

BIOTECHNOLOGY – 0.2%
United Therapeutics Corp.*		8,681	410,177

BUILDING PRODUCTS – 0.5%
Armstrong World Industries, Inc.*		13,208	579,435
Fortune Brands Home & Security, Inc.*		38,658	658,346

			1,237,781

CAPITAL MARKETS – 2.0%
American Capital Ltd.*		21,746	146,351
Ameriprise Financial, Inc.		16,895	838,668
Ares Capital Corp.		27,745	428,660
Federated Investors, Inc., Class B		32,263	488,784
Legg Mason, Inc.		10,995	264,430
Raymond James Financial, Inc.		22,946	710,408
SEI Investments Co.		47,785	829,070
T. Rowe Price Group, Inc.		18,149	1,033,585

	Country Code**	Shares	Value

Waddell & Reed Financial, Inc., Class A		3,061	$75,821

			4,815,777

CHEMICALS – 1.2%
Airgas, Inc.		8,673	677,188
Ashland, Inc.		5,441	311,008
Cabot Corp.		21,854	702,387
CF Industries Holdings, Inc.		5,870	851,033
Huntsman Corp.		23,546	235,460

			2,777,076

COMMERCIAL BANKS – 4.9%
Bank of Hawaii Corp.		7,055	313,877
CIT Group, Inc.*		9,500	331,265
City National Corp.		12,768	564,090
Comerica, Inc.		34,719	895,750
Cullen/Frost Bankers, Inc.		1,566	82,857
East West Bancorp, Inc.		24,516	484,191
Fifth Third Bancorp		17,780	226,162
First Republic Bank*		8,968	274,510
FirstMerit Corp.		31,740	480,226
Fulton Financial Corp.		130,578	1,280,970
KeyCorp		110,979	853,429
M&T Bank Corp.		29,072	2,219,357
Popular, Inc.*	PR	305,621	424,813
Prosperity Bancshares, Inc.		12,221	493,117
SunTrust Banks, Inc.		71,770	1,270,329
SVB Financial Group*		17,074	814,259
TCF Financial Corp.		69,356	715,754

			11,724,956

COMMERCIAL SERVICES & SUPPLIES – 0.9%
Cintas Corp.		15,645	544,602
Copart, Inc.*		13,649	653,651
R.R. Donnelley & Sons Co.		58,225	840,187

			2,038,440

COMMUNICATIONS EQUIPMENT – 0.7%
EchoStar Corp., Class A*		15,523	325,052
Motorola Mobility Holdings, Inc.*		15,142	587,510

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Riverbed Technology, Inc.*		12,832	$301,552
Tellabs, Inc.		116,784	471,807

			1,685,921

COMPUTERS & PERIPHERALS – 2.0%
Diebold, Inc.		14,118	424,528
Lexmark International, Inc., Class A		19,711	651,843
QLogic Corp.*		24,897	373,455
Seagate Technology PLC	IE	9,203	150,929
Western Digital Corp.*		98,390	3,045,171

			4,645,926

CONSTRUCTION & ENGINEERING – 0.3%
Fluor Corp.		2,245	112,811
URS Corp.*		18,472	648,737

			761,548

CONSUMER FINANCE – 0.5%
Discover Financial Services		45,018	1,080,432
Green Dot Corp., Class A*		3,782	118,074

			1,198,506

CONTAINERS & PACKAGING – 0.6%
Packaging Corp. of America		4,790	120,899
Rock-Tenn Co., Class A		8,737	504,125
Sealed Air Corp.		21,508	370,153
Sonoco Products Co.		10,603	349,475

			1,344,652

DISTRIBUTORS – 0.2%
Genuine Parts Co.		6,859	419,771

DIVERSIFIED CONSUMER SERVICES – 0.3%
Apollo Group, Inc., Class A*		1,622	87,377
Regis Corp.		13,283	219,834
Weight Watchers International, Inc.		6,613	363,781

			670,992

DIVERSIFIED FINANCIAL SERVICES – 0.4%
CBOE Holdings, Inc.		5,826	150,660

	Country Code**	Shares	Value

Leucadia National Corp.		27,592	$627,442
Moody’s Corp.		6,830	230,035

			1,008,137

ELECTRIC UTILITIES – 4.3%
Cleco Corp.		8,167	311,163
Entergy Corp.		41,219	3,011,048
Great Plains Energy, Inc.		29,891	651,026
ITC Holdings Corp.		2,702	205,028
Northeast Utilities		29,836	1,076,184
NV Energy, Inc.		5,227	85,461
Pepco Holdings, Inc.		69,860	1,418,158
Pinnacle West Capital Corp.		49,376	2,378,936
PNM Resources, Inc.		35,483	646,855
Progress Energy, Inc.		2,845	159,377
Westar Energy, Inc.		5,601	161,197

			10,104,433

ELECTRICAL EQUIPMENT – 0.7%
General Cable Corp.*		14,738	368,598
Rockwell Automation, Inc.		16,060	1,178,322
Thomas & Betts Corp.*		4,225	230,685

			1,777,605

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.5%
Arrow Electronics, Inc.*		10,677	399,426
Ingram Micro, Inc., Class A*		78,835	1,434,009
National Instruments Corp.		11,790	305,950
Vishay Intertechnology, Inc.*		169,825	1,526,727

			3,666,112

ENERGY EQUIPMENT & SERVICES – 0.8%
Exterran Holdings, Inc.*		86,621	788,251
Helix Energy Solutions Group, Inc.*		9,764	154,271

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SEACOR Holdings, Inc.*		10,082	$896,895

			1,839,417

FOOD & STAPLES RETAILING – 0.3%
SUPERVALU, Inc.		78,179	634,814

FOOD PRODUCTS – 3.8%
Bunge Ltd.	BM	5,372	307,278
Dean Foods Co.*		42,283	473,570
Flowers Foods, Inc.		6,018	114,222
Hormel Foods Corp.		84,388	2,471,724
Lancaster Colony Corp.		18,786	1,302,621
Smithfield Foods, Inc.*		28,728	697,516
Tyson Foods, Inc., Class A		181,344	3,742,940

			9,109,871

GAS UTILITIES – 0.5%
Atmos Energy Corp.		21,403	713,790
UGI Corp.		11,127	327,134
WGL Holdings, Inc.		1,985	87,777

			1,128,701

HEALTH CARE EQUIPMENT & SUPPLIES – 1.1%
Boston Scientific Corp.*		218,085	1,164,574
Dentsply International, Inc.		9,942	347,870
Hill-Rom Holdings, Inc.		33,013	1,112,208

			2,624,652

HEALTH CARE PROVIDERS & SERVICES – 4.3%
Community Health Systems, Inc.*		7,956	138,832
Coventry Health Care, Inc.*		76,934	2,336,486
Health Net, Inc.*		53,384	1,623,941
Humana, Inc.		52,210	4,574,118
WellCare Health Plans, Inc.*		27,942	1,466,955

			10,140,332

HOTELS, RESTAURANTS & LEISURE – 0.3%
Choice Hotels International, Inc.		4,312	164,072

	Country Code**	Shares	Value

Life Time Fitness, Inc.*		3,347	$156,472
Marriott Vacations Worldwide Corp.*		7,231	124,084
Royal Caribbean Cruises Ltd.	LR	3,845	95,241
The Wendy’s Co.		26,735	143,300
Wynn Resorts Ltd.		844	93,253

			776,422

HOUSEHOLD DURABLES – 2.3%
Harman International Industries, Inc.		20,359	774,456
Leggett & Platt, Inc.		9,936	228,926
Mohawk Industries, Inc.*		48,643	2,911,284
Tempur-Pedic International, Inc.*		31,808	1,670,874

			5,585,540

HOUSEHOLD PRODUCTS – 0.2%
Clorox Co.		8,387	558,239

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.3%
Constellation Energy Group		4,584	181,847
NRG Energy, Inc.*		32,489	588,701

			770,548

INSURANCE – 9.7%
Allied World Assurance Co. Holdings Ltd.	CH	33,762	2,124,643
American Financial Group, Inc.		40,821	1,505,887
American National Insurance		2,361	172,424
Aspen Insurance Holdings Ltd.	BM	72,408	1,918,812
Assurant, Inc.		18,800	771,928
Cincinnati Financial Corp.		3,212	97,838
CNA Financial Corp.		31,051	830,614
Everest Re Group Ltd.	BM	25,924	2,179,949
First American Financial Corp.		10,732	135,974
Hanover Insurance Group, Inc.		5,168	180,622
Lincoln National Corp.		49,545	962,164
Mercury General Corp.		17,092	779,737

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PartnerRe Ltd.	BM	11,054	$709,777
Protective Life Corp.		5,100	115,056
Reinsurance Group of America, Inc.		11,723	612,527
StanCorp Financial Group, Inc.		4,278	157,216
The Progressive Corp. (1)		49,522	966,174
Unum Group (1)		145,731	3,070,552
Validus Holdings Ltd.	BM	7,834	246,771
W.R. Berkley Corp.		80,019	2,751,853
White Mountains Insurance Group Ltd.	BM	3,915	1,775,296
XL Group PLC	IE	44,588	881,505

			22,947,319

INTERNET SOFTWARE & SERVICES – 0.0%+
VeriSign, Inc.		2,540	90,729

IT SERVICES – 1.5%
Acxiom Corp.*		22,281	272,051
Amdocs Ltd.*	GG	47,578	1,357,401
Computer Sciences Corp.		24,973	591,860
Convergys Corp.*		16,512	210,858
Fidelity National Information Services, Inc.		26,593	707,108
Mantech International Corp., Class A		5,771	180,286
SAIC, Inc.*		15,825	194,489

			3,514,053

LEISURE EQUIPMENT & PRODUCTS – 0.1%
Polaris Industries, Inc.		4,084	228,622

LIFE SCIENCES TOOLS & SERVICES – 0.0%+
Covance, Inc.*		2,280	104,242

MACHINERY – 2.2%
AGCO Corp.*		19,892	854,759
Dover Corp.		6,867	398,629
Graco, Inc.		4,895	200,157
Harsco Corp.		15,485	318,681
Ingersoll-Rand PLC	IE	10,278	313,171
ITT Corp.		11,468	221,676
Lincoln Electric Holdings, Inc.		6,334	247,786
Parker Hannifin Corp.		14,623	1,115,004
The Timken Co.		22,763	881,156

	Country Code**	Shares	Value

Trinity Industries, Inc.		16,999	$510,990
Wabtec Corp.		1,053	73,657

			5,135,666

MEDIA – 1.7%
Clear Channel Outdoor Holdings, Inc., Class A*		12,827	160,979
DISH Network Corp., Class A		125,893	3,585,432
Regal Entertainment Group, Class A		33,502	400,014

			4,146,425

METALS & MINING – 0.7%
Reliance Steel & Aluminum Co.		34,512	1,680,389

MULTI-LINE RETAIL – 2.5%
99 Cents Only Stores*		34,662	760,831
Big Lots, Inc.*		31,638	1,194,651
Dollar Tree, Inc.*		17,264	1,434,811
Family Dollar Stores, Inc.		29,824	1,719,652
Saks, Inc.*		74,122	722,689

			5,832,634

MULTI-UTILITIES – 8.9%
Ameren Corp.		107,905	3,574,893
Consolidated Edison, Inc.		9,553	592,572
DTE Energy Co.		27,308	1,486,921
Integrys Energy Group, Inc.		77,469	4,197,270
MDU Resources Group, Inc.		80,631	1,730,341
NiSource, Inc.		196,457	4,677,641
NSTAR		1,969	92,464
Sempra Energy		63,825	3,510,375
TECO Energy, Inc.		62,976	1,205,361
Vectren Corp.		2,816	85,128

			21,152,966

OIL, GAS & CONSUMABLE FUELS – 6.1%
Cimarex Energy Co.		21,507	1,331,284
Energen Corp.		13,642	682,100
Forest Oil Corp.*		10,380	140,649
HollyFrontier Corp.		24,630	576,342
Murphy Oil Corp.		9,888	551,157
Newfield Exploration Co.*		2,063	77,837

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

QEP Resources, Inc.		12,817	$375,538
Tesoro Corp.*		178,548	4,170,881
Ultra Petroleum Corp.*	CA	2,857	84,653
Valero Energy Corp.		311,485	6,556,759

			14,547,200

PAPER & FOREST PRODUCTS – 0.9%
Domtar Corp.		15,217	1,216,751
International Paper Co.		2,739	81,074
MeadWestvaco Corp.		31,750	950,913

			2,248,738

PHARMACEUTICALS – 0.8%
Forest Laboratories, Inc.*		58,993	1,785,128

PROFESSIONAL SERVICES – 0.7%
Manpower, Inc.		44,076	1,575,717

REAL ESTATE INVESTMENT TRUSTS – 11.8%
Alexandria Real Estate Equities, Inc.		1,095	75,522
AvalonBay Communities, Inc.		39,740	5,190,044
Boston Properties, Inc.		7,620	758,952
BRE Properties, Inc.		8,991	453,866
Equity Residential		1,952	111,323
Federal Realty Investment Trust		21,802	1,978,532
HCP, Inc.		24,937	1,033,140
Liberty Property Trust		29,755	918,834
Mack-Cali Realty Corp.		12,607	336,481
Piedmont Office Realty Trust, Inc., Class A		5,808	98,968
Plum Creek Timber Co., Inc.		56,756	2,074,999
Potlatch Corp.		21,028	654,181
ProLogis, Inc.		97,955	2,800,533
Rayonier, Inc.		139,754	6,237,221
Realty Income Corp.		41,368	1,446,225
Regency Centers Corp.		31,088	1,169,531
Senior Housing Properties Trust		63,598	1,427,139
Taubman Centers, Inc.		3,602	223,684
UDR, Inc.		3,150	79,065
Vornado Realty Trust		10,080	774,749
Weyerhaeuser Co.		9,470	176,805

			28,019,794

	Country Code**	Shares	Value

ROAD & RAIL – 0.7%
Con-Way, Inc.		3,083	$89,900
Kansas City Southern*		1,804	122,690
Ryder System, Inc.		3,813	202,623
Werner Enterprises, Inc.		52,471	1,264,551

			1,679,764

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.8%
Fairchild Semiconductor International, Inc.*		22,021	265,133
Integrated Device Technology, Inc.*		146,025	797,296
LSI Corp.*		98,115	583,784
Marvell Technology Group Ltd.*	BM	12,870	178,250
Micron Technology, Inc.*		29,227	183,838

			2,008,301

SOFTWARE – 1.8%
Activision Blizzard, Inc.		70,296	866,047
BMC Software, Inc.*		2,734	89,620
Fortinet, Inc.*		27,401	597,616
Informatica Corp.*		3,161	116,736
Mentor Graphics Corp.*		39,143	530,779
Quest Software, Inc.*		63,711	1,185,025
Synopsys, Inc.*		34,232	931,110

			4,316,933

SPECIALTY RETAIL – 2.3%
AutoNation, Inc.*		20,932	771,763
Barnes & Noble, Inc.*		32,679	473,192
Best Buy Co., Inc.		63,395	1,481,541
Dick’s Sporting Goods, Inc.		27,432	1,011,692
Foot Locker, Inc.		39,169	933,789
Limited Brands, Inc.		5,721	230,842
Signet Jewelers Ltd.	BM	5,855	257,386
Ulta Salon Cosmetics & Fragrance, Inc.*		3,141	203,914

			5,364,119

TEXTILES, APPAREL & LUXURY GOODS – 0.4%
Fossil, Inc.*		9,622	763,602

See Notes to Financial Statements.

SC SM GOLDMAN SACHS MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Under Armour, Inc., Class A*		1,203	$86,363

			849,965

THRIFT & MORTGAGE FINANCE – 1.0%
Hudson City Bancorp, Inc.		149,365	933,531
New York Community Bancorp, Inc.		82,979	1,026,450
Washington Federal, Inc.		37,218	520,680

			2,480,661

TOBACCO – 4.6%
Lorillard, Inc.		95,606	10,899,084

TRADING COMPANIES & DISTRIBUTORS – 1.2%
MSC Industrial Direct Co., Inc., Class A		7,141	510,939
Watsco, Inc.		26,296	1,726,595
WESCO International, Inc.*		12,390	656,794

			2,894,328

WIRELESS TELECOMMUNICATION SERVICES – 0.6%
Telephone & Data Systems, Inc.		21,350	552,751
US Cellular Corp.*		17,844	778,534

			1,331,285

Total Common Stocks (Cost $200,577,278)			233,230,890

Country Code**	Shares	Value
SHORT TERM INVESTMENTS – 1.3%
MUTUAL FUNDS – 1.3%
State Street Institutional Liquid Reserves Fund, 0.17% (Cost $3,145,993)	3,145,993	$3,145,993

TOTAL INVESTMENTS – 99.5%
(Cost $203,723,271)		236,376,883
Other assets less liabilities – 0.5%		1,145,200

NET ASSETS – 100.0%		$237,522,083

BM	Bermuda
CA	Canada
CH	Switzerland
GG	Guernsey
IE	Ireland
LR	Liberia
PR	Puerto Rico
VG	British Virgin Islands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	At the period end, securities (or portions thereof) with an aggregate market value of $1,107,593 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation ($)
Long	S&P MidCap 400 E-Mini Index March Futures	3/16/12	65	42,760

(2)	Fair Value Measurements

All investments and financial derivative instruments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.5%
AEROSPACE & DEFENSE – 1.4%
AAR Corp.		8,840	$169,463
Ceradyne, Inc.*		10,490	280,922
Curtiss-Wright Corp.		9,610	339,521

			789,906

BUILDING PRODUCTS – 0.4%
Universal Forest Products, Inc.		6,370	196,642

CAPITAL MARKETS – 2.1%
GFI Group, Inc.		47,420	195,370
Greenhill & Co., Inc.		567	20,622
INTL FCStone, Inc.*		12,459	293,659
Investment Technology Group, Inc.*		17,399	188,083
Knight Capital Group, Inc.*		28,700	339,234
Medallion Financial Corp.		13,359	152,025

			1,188,993

CHEMICALS – 3.4%
Cabot Corp.		4,410	141,737
Chemtura Corp.*		17,350	196,749
Cytec Industries, Inc.		4,220	188,423
Ferro Corp.*		36,920	180,539
H.B. Fuller Co.		16,850	389,403
Minerals Technologies, Inc.		5,520	312,046
OM Group, Inc.*		21,062	471,578

			1,880,475

COMMERCIAL BANKS – 9.1%
Ameris Bancorp*		22,323	229,480
Bancfirst Corp.		5,970	224,114
BancTrust Financial Group, Inc.*		7,403	9,180
BOK Financial Corp.		2,520	138,424
Bryn Mawr Bank Corp.		11,876	231,463
Chemical Financial Corp.		13,840	295,069
Columbia Banking System, Inc.		16,480	317,570
Community Trust Bancorp, Inc.		9,500	279,490
First Citizens BancShares, Inc.		1,578	276,134

	Country Code**	Shares	Value

First Commonwealth Financial Corp.		59,600	$313,496
First Financial Corp.		10,592	352,502
First National Bank Alaska		100	154,000
FirstMerit Corp.		27,040	409,115
Glacier Bancorp, Inc.		20,880	251,186
Hancock Holding Co.		13,820	441,825
Investors Bancorp, Inc.*		15,940	214,871
Merchants Bancshares, Inc.		8,644	252,405
Northrim Bancorp, Inc.		10,958	191,875
West Coast Bancorp*		10,960	170,976
Wintrust Financial Corp.		11,549	323,949

			5,077,124

COMMERCIAL SERVICES & SUPPLIES – 2.3%
ABM Industries, Inc.		11,090	228,676
Consolidated Graphics, Inc.*		4,519	218,177
Ennis, Inc.		10,430	139,032
G&K Services, Inc.		4,915	143,076
UniFirst Corp.		4,650	263,841
United Stationers, Inc.		8,700	283,272

			1,276,074

COMMUNICATIONS EQUIPMENT – 1.3%
Anaren, Inc.*		9,178	152,538
Bel Fuse, Inc., Class B		6,130	114,937
Black Box Corp.		6,100	171,044
Symmetricom, Inc.*		26,440	142,512
Tellabs, Inc.		42,250	170,690

			751,721

COMPUTERS & PERIPHERALS – 0.3%
QLogic Corp.*		11,830	177,450

CONSTRUCTION & ENGINEERING – 2.5%
Comfort Systems USA, Inc.		14,848	159,170
Dycom Industries, Inc.*		16,350	342,042
EMCOR Group, Inc.		13,260	355,501
Great Lakes Dredge & Dock Co.		2,285	12,705
KHD Humboldt Wedag International AG*	DE	12,389	80,172
Layne Christensen Co.*		7,250	175,450

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Pike Electric Corp.*		18,967	$136,373
Sterling Construction Co., Inc.*		11,398	122,756

			1,384,169

CONSUMER FINANCE – 0.6%
Cash America International, Inc.		7,370	343,663

CONTAINERS & PACKAGING – 1.5%
Greif, Inc., Class A		10,427	474,950
Greif, Inc., Class B		3,368	151,728
Packaging Corp. of America		7,760	195,863

			822,541

DIVERSIFIED CONSUMER SERVICES – 0.6%
Lincoln Educational Services Corp.		15,561	122,932
Regis Corp.		14,340	237,327

			360,259

DIVERSIFIED FINANCIAL SERVICES – 0.2%
Pico Holdings, Inc.*		4,684	96,397

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.2%
Cbeyond, Inc.*		23,066	184,759
Lumos Networks Corp.		7,080	108,607
Neutral Tandem, Inc.*		17,960	191,992
Warwick Valley Telephone Co.		11,918	157,199

			642,557

ELECTRIC UTILITIES – 2.0%
ALLETE, Inc.		9,090	381,598
IDACORP, Inc.		9,280	393,565
MGE Energy, Inc.		7,130	333,470

			1,108,633

ELECTRICAL EQUIPMENT – 1.7%
Belden, Inc.		7,070	235,290
Brady Corp., Class A		9,290	293,285
GrafTech International Ltd.*		18,850	257,302
Powell Industries, Inc.*		5,195	162,500

			948,377

	Country Code**	Shares	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.6%
Anixter International, Inc.*		5,099	$304,105
Benchmark Electronics, Inc.*		17,450	235,052
Electro Scientific Industries, Inc.*		11,190	162,031
Littelfuse, Inc.		5,750	247,135
Methode Electronics, Inc.		13,180	109,262
MTS Systems Corp.		5,216	212,552
Nam Tai Electronics, Inc.	VG	37,817	200,808

			1,470,945

ENERGY EQUIPMENT & SERVICES – 2.1%
Gulf Island Fabrication, Inc.		9,180	268,148
Matrix Service Co.*		17,550	165,672
RPC, Inc.		1,690	30,843
TETRA Technologies, Inc.*		16,810	157,005
TGC Industries, Inc.*		23,741	169,511
Tidewater, Inc.		4,800	236,640
Union Drilling, Inc.*		24,613	153,585

			1,181,404

FOOD & STAPLES RETAILING – 1.6%
Ruddick Corp.		7,230	308,287
Spartan Stores, Inc.		12,890	238,465
The Andersons, Inc.		7,410	323,521

			870,273

FOOD PRODUCTS – 1.0%
Chiquita Brands International, Inc.*		24,320	202,829
Darling International, Inc.*		1,720	22,859
Fresh Del Monte Produce, Inc.	KY	13,170	329,381

			555,069

GAS UTILITIES – 1.2%
Southwest Gas Corp.		9,606	408,159
The Laclede Group, Inc.		7,120	288,146

			696,305

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%
Analogic Corp.		3,350	$192,022
Angiodynamics, Inc.*		12,753	188,872
Cantel Medical Corp.		9,566	267,178
ICU Medical, Inc.*		5,275	237,375
Kensey Nash Corp.*		7,020	134,714
Medical Action Industries, Inc.*		20,255	105,934
Orthofix International NV*	AN	4,759	167,659
Quidel Corp.*		11,415	172,709
Symmetry Medical, Inc.*		18,343	146,561

			1,613,024

HEALTH CARE PROVIDERS & SERVICES – 3.7%
AmSurg Corp.*		11,360	295,814
Centene Corp.*		8,770	347,204
Lincare Holdings, Inc.		7,820	201,052
Magellan Health Services, Inc.*		6,300	311,661
Medcath Corp.*		18,900	137,781
Molina Healthcare, Inc.*		10,250	228,883
Owens & Minor, Inc.		7,910	219,819
Triple-S Management Corp., Class B*	PR	8,330	166,767
U.S. Physical Therapy, Inc.		8,062	158,660

			2,067,641

HOTELS, RESTAURANTS & LEISURE – 1.5%
Benihana, Inc.*		16,961	173,511
Bob Evans Farms, Inc.		9,340	313,264
P.F. Chang’s China Bistro, Inc.		6,360	196,588
Red Robin Gourmet Burgers, Inc.*		6,049	167,557

			850,920

HOUSEHOLD DURABLES – 0.9%
American Greetings Corp.		14,650	183,272
Cavco Industries, Inc.*		4,335	173,660
CSS Industries, Inc.		8,162	162,587

			519,519

INSURANCE – 7.9%
Allied World Assurance Co. Holdings Ltd.	CH	4,080	256,754
American Safety Insurance Holdings Ltd.*	BM	12,310	267,742

	Country Code**	Shares	Value

Argo Group International Holdings, Inc.	BM	10,750	$311,320
Baldwin & Lyons, Inc., Class B		9,485	206,773
eHealth, Inc.*		18,658	274,273
EMC Insurance Group, Inc.		10,650	219,071
Endurance Specialty Holdings Ltd.	BM	5,960	227,970
FBL Financial Group, Inc.		8,320	283,046
Global Indemnity PLC*	IE	16,287	322,971
Hanover Insurance Group, Inc.		7,211	252,024
Horace Mann Educators Corp.		17,750	243,353
National Western Life Insurance Co.		1,086	147,870
Navigators Group, Inc.*		5,930	282,742
Old Republic International Corp.		14,480	134,230
Safety Insurance Group, Inc.		7,350	297,528
Stewart Information Services Corp.		13,192	152,368
Symetra Financial Corp.		22,045	199,948
United Fire & Casualty Co.		17,260	348,307

			4,428,290

INTERNET SOFTWARE & SERVICES – 1.4%
InfoSpace, Inc.*		20,271	222,778
j2 Global, Inc.		6,686	188,144
United Online, Inc.		31,090	169,130
ValueClick, Inc.*		11,970	194,991

			775,043

IT SERVICES – 3.0%
Acxiom Corp.*		21,130	257,997
CACI International, Inc., Class A*		6,090	340,553
Convergys Corp.*		24,053	307,157
CSG Systems International, Inc.*		11,040	162,398
Global Cash Access Holdings, Inc.*		40,377	179,678

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

MoneyGram International, Inc.*		13,139	$233,217
Teletech Holdings, Inc.*		10,840	175,608

			1,656,608

MACHINERY – 4.5%
Astec Industries, Inc.*		6,750	217,417
Briggs & Stratton Corp.		13,967	216,349
CIRCOR International, Inc.		6,200	218,922
EnPro Industries, Inc.*		7,760	255,925
FreightCar America, Inc.*		6,990	146,440
Harsco Corp.		6,990	143,854
ITT Corp.		2,320	44,846
Kadant, Inc.*		11,032	249,434
LB Foster Co.		7,420	209,912
Mueller Industries, Inc.		9,010	346,164
Robbins & Myers, Inc.		9,065	440,106

			2,489,369

MARINE – 0.2%
Diana Shipping, Inc.*	MH	17,690	132,321

METALS & MINING – 1.3%
Olympic Steel, Inc.		8,895	207,431
Thompson Creek Metals Co., Inc.*	CA	35,680	248,333
Worthington Industries, Inc.		16,320	267,322

			723,086

MULTI-UTILITIES – 0.4%
CH Energy Group, Inc.		3,520	205,498

OIL, GAS & CONSUMABLE FUELS – 2.7%
Bill Barrett Corp.*		7,890	268,812
Cloud Peak Energy, Inc.*		13,610	262,945
Forest Oil Corp.*		12,410	168,156
James River Coal Co.*		16,070	111,204
Stone Energy Corp.*		8,025	211,700
Swift Energy Co.*		9,900	294,228
VAALCO Energy, Inc.*		33,825	204,303

			1,521,348

	Country Code**	Shares	Value

PAPER & FOREST PRODUCTS – 0.4%
Wausau Paper Corp.		29,113	$240,473

PHARMACEUTICALS – 2.0%
Impax Laboratories, Inc.*		12,200	246,074
Medicis Pharmaceutical Corp., Class A		7,110	236,408
Par Pharmaceutical Cos., Inc.*		7,940	259,876
ViroPharma, Inc.*		14,490	396,881

			1,139,239

PROFESSIONAL SERVICES – 1.0%
FTI Consulting, Inc.*		7,880	334,270
Korn/Ferry International*		11,650	198,749

			533,019

REAL ESTATE INVESTMENT TRUSTS – 5.9%
Chesapeake Lodging Trust		21,126	326,608
Corporate Office Properties Trust		9,408	200,014
Cousins Properties, Inc.		44,113	282,764
DiamondRock Hospitality Co.		42,540	410,086
Franklin Street Properties Corp.		13,349	132,823
Getty Realty Corp.		6,103	85,137
National Health Investors, Inc.		5,080	223,418
Potlatch Corp.		10,670	331,944
Starwood Property Trust, Inc.		22,793	421,898
Sunstone Hotel Investors, Inc.*		50,040	407,826
Terreno Realty Corp.		17,045	258,061
Urstadt Biddle Properties, Inc., Class A		10,340	186,947

			3,267,526

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%
Avatar Holdings, Inc.*		8,691	62,401

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

ROAD & RAIL – 1.4%
Heartland Express, Inc.		11,250	$160,763
Ryder System, Inc.		4,600	244,444
Werner Enterprises, Inc.		16,600	400,060

			805,267

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.2%
Amkor Technology, Inc.*		35,440	154,518
ATMI, Inc.*		10,680	213,920
Cabot Microelectronics Corp.*		6,200	292,950
Cymer, Inc.*		5,480	272,685
Entegris, Inc.*		36,040	314,449
Integrated Device Technology, Inc.*		29,560	161,398
MKS Instruments, Inc.		11,650	324,103
Novellus Systems, Inc.*		2,751	113,589
Teradyne, Inc.*		14,520	197,908
Tessera Technologies, Inc.*		16,264	272,422

			2,317,942

SOFTWARE – 1.2%
Compuware Corp.*		18,930	157,498
Monotype Imaging Holdings, Inc.*		11,220	174,920
Parametric Technology Corp.*		8,540	155,940
Progress Software Corp.*		10,450	202,207

			690,565

SPECIALTY RETAIL – 5.8%
Aaron’s, Inc.		9,940	265,199
Children’s Place Retail Stores, Inc.*		6,255	332,266
Finish Line, Inc., Class A		15,640	301,617
Foot Locker, Inc.		8,920	212,653
GameStop Corp., Class A*		9,226	222,623
hhgregg, Inc.*		15,963	230,665
OfficeMax, Inc.*		31,520	143,101
RadioShack Corp.		24,510	237,992
Rent-A-Center, Inc.		16,390	606,430
Shoe Carnival, Inc.*		6,905	177,459

	Country Code**	Shares	Value

Stage Stores, Inc.		12,752	$177,125
The Men’s Wearhouse, Inc.		11,000	356,510

			3,263,640

TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Movado Group, Inc.		12,708	230,904
The Jones Group, Inc.		29,020	306,161
The Warnaco Group, Inc.*		4,590	229,684

			766,749

THRIFT & MORTGAGE FINANCE – 5.2%
Bank Mutual Corp.		47,139	149,902
BankFinancial Corp.		32,948	181,873
Beneficial Mutual Bancorp, Inc.*		33,520	280,227
Brookline Bancorp, Inc.		33,223	280,402
Clifton Savings Bancorp, Inc.		18,895	175,345
ESSA Bancorp, Inc.		15,059	157,668
Home Federal Bancorp, Inc.		26,242	272,917
MGIC Investment Corp.*		65,582	244,621
Northfield Bancorp, Inc.		11,622	164,567
Provident New York Bancorp		21,990	146,014
TrustCo Bank Corp. NY		30,061	168,642
United Financial Bancorp, Inc.		11,568	186,129
Washington Federal, Inc.		18,930	264,831
Westfield Financial, Inc.		31,072	228,690

			2,901,828

TRADING COMPANIES & DISTRIBUTORS – 0.9%
Applied Industrial Technologies, Inc.		7,430	261,313
Kaman Corp.		8,750	239,050

			500,363

See Notes to Financial Statements.

SC SM COLUMBIA SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Country Code**	Shares	Value

WIRELESS TELECOMMUNICATION SERVICES – 0.5%
NTELOS Holdings Corp.	7,080	$144,290
Shenandoah Telecommunications Co.	11,101	116,339

		260,629

Total Common Stocks (Cost $56,727,404)		55,551,285

TOTAL INVESTMENTS – 99.5%
(Cost $56,727,404)		55,551,285
Other assets less liabilities – 0.5%		254,207

NET ASSETS – 100.0%		$55,805,492

AN	Netherlands Antilles
BM	Bermuda
CA	Canada
CH	Switzerland
DE	Germany
IE	Ireland
KY	Cayman Islands
MH	Marshall Islands
PR	Puerto Rico
VG	British Virgin Islands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$55,471,113	$80,172	$—	$55,551,285

Total Investments	$55,471,113	$80,172	$—	$55,551,285

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations of Level 1 Securities. The Level 2 security is within the Construction & Engineering industry in the Portfolio of Investments.

See Notes to Financial Statements.

SC SM DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.0%
AEROSPACE & DEFENSE – 0.9%
Lockheed Martin Corp.		43,640	$3,530,476

AUTOMOBILES – 0.6%
Harley-Davidson, Inc.		60,986	2,370,526

BEVERAGES – 4.3%
Diageo PLC ADR	GB	79,447	6,945,256
Heineken Holding NV	NL	100,159	4,098,927
The Coca-Cola Co.		81,740	5,719,348

			16,763,531

CAPITAL MARKETS – 7.5%
Ameriprise Financial, Inc.		45,205	2,243,976
Bank of New York Mellon Corp.		803,520	15,998,083
Julius Baer Group Ltd.	CH	204,200	7,987,127
The Charles Schwab Corp.		141,450	1,592,727
The Goldman Sachs Group, Inc.		16,121	1,457,822

			29,279,735

CHEMICALS – 3.4%
Air Products & Chemicals, Inc.		24,280	2,068,413
Ecolab, Inc.		32,270	1,865,529
Monsanto Co.		73,220	5,130,525
Potash Corp. of Saskatchewan, Inc.	CA	62,925	2,597,544
Praxair, Inc.		14,320	1,530,808

			13,192,819

COMMERCIAL BANKS – 5.4%
Wells Fargo & Co.		765,393	21,094,231

COMMERCIAL SERVICES & SUPPLIES – 2.1%
Iron Mountain, Inc.		260,124	8,011,819

COMPUTERS & PERIPHERALS – 0.7%
Hewlett-Packard Co.		108,400	2,792,384

	Country Code**	Shares	Value

CONSTRUCTION MATERIALS – 0.4%
Martin Marietta Materials, Inc.		18,260	$1,376,987

CONSUMER FINANCE – 5.2%
American Express Co.		430,175	20,291,355

CONTAINERS & PACKAGING – 0.5%
Sealed Air Corp.		104,103	1,791,613

DISTRIBUTORS – 0.3%
Li & Fung Ltd.	BM	616,000	1,138,949

DIVERSIFIED FINANCIAL SERVICES – 0.3%
CME Group, Inc.		2,830	689,586
JP Morgan Chase & Co.		18,736	622,972

			1,312,558

ENERGY EQUIPMENT & SERVICES – 0.7%
Schlumberger Ltd.	AN	11,600	792,396
Transocean Ltd.	CH	48,582	1,865,063

			2,657,459

FOOD & STAPLES RETAILING – 10.8%
Costco Wholesale Corp.		255,835	21,316,172
CVS Caremark Corp.		505,412	20,610,702

			41,926,874

FOOD PRODUCTS – 1.3%
Kraft Foods, Inc., Class A		89,530	3,344,841
Nestle SA	CH	5,750	330,565
Unilever NV	NL	40,520	1,392,672

			5,068,078

HEALTH CARE EQUIPMENT & SUPPLIES – 0.7%
Baxter International, Inc.		24,280	1,201,374
Becton, Dickinson & Co.		21,240	1,587,053

			2,788,427

HEALTH CARE PROVIDERS & SERVICES – 1.9%
Express Scripts, Inc.*		161,761	7,229,099

See Notes to Financial Statements.

SC SM DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD DURABLES – 0.1%
Hunter Douglas NV	AN	14,850	$557,753

INSURANCE – 11.0%
ACE Ltd.	CH	38,620	2,708,034
Aon Corp.		12,980	607,464
Berkshire Hathaway, Inc., Class A*		67	7,688,585
Everest Re Group Ltd.	BM	5,950	500,335
Fairfax Financial Holdings Ltd.	CA	5,200	2,242,240
Fairfax Financial Holdings Ltd. (1)	CA	1,960	840,775
Loews Corp.		316,770	11,926,390
Markel Corp.*		1,353	561,049
The Progressive Corp.		571,319	11,146,434
Transatlantic Holdings, Inc.		85,620	4,685,983

			42,907,289

INTERNET & CATALOG RETAIL – 1.4%
Expedia, Inc.		41,230	1,196,495
Liberty Interactive Corp., Class A*		108,062	1,752,225
Netflix, Inc.*		19,710	1,365,706
TripAdvisor, Inc.*		41,230	1,039,408

			5,353,834

INTERNET SOFTWARE & SERVICES – 3.2%
Google, Inc., Class A*		19,360	12,504,624

IT SERVICES – 0.4%
Visa, Inc., Class A		17,010	1,727,025

LIFE SCIENCES TOOLS & SERVICES – 0.3%
Agilent Technologies, Inc.*		34,148	1,192,790

MACHINERY – 0.3%
PACCAR, Inc.		34,730	1,301,333

MARINE – 1.1%
China Shipping Development Co., Ltd.	CN	1,173,800	733,002
Kuehne & Nagel International AG	CH	32,086	3,603,825

			4,336,827

	Country Code**	Shares	Value

MEDIA – 1.7%
Grupo Televisa SA ADR	MX	42,276	$890,333
The Walt Disney Co.		148,650	5,574,375

			6,464,708

METALS & MINING – 1.2%
BHP Billiton PLC	GB	85,600	2,495,889
MMX Mineracao e Metalicos SA*	BR	58,500	89,385
Rio Tinto PLC	GB	46,472	2,255,344

			4,840,618

OIL, GAS & CONSUMABLE FUELS – 11.9%
Canadian Natural Resources Ltd.	CA	317,192	11,853,465
China Coal Energy Co., Ltd.	CN	1,652,300	1,782,797
Devon Energy Corp.		60,121	3,727,502
EOG Resources, Inc.		169,093	16,657,352
Occidental Petroleum Corp.		109,250	10,236,725
OGX Petroleo e Gas Participacoes SA*	BR	321,400	2,346,853

			46,604,694

PAPER & FOREST PRODUCTS – 0.0% +
Sino-Forest Corp.*	CA	280,530	96,783
Sino-Forest Corp.* (1)	CA	6,300	2,173

			98,956

PERSONAL PRODUCTS – 0.1%
Natura Cosmeticos SA	BR	28,600	555,977

PHARMACEUTICALS – 6.6%
Johnson & Johnson		152,790	10,019,968
Merck & Co., Inc.		286,833	10,813,604
Pfizer, Inc.		54,740	1,184,574
Roche Holding AG	CH	22,400	3,796,529

			25,814,675

REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.8%
Brookfield Asset Management, Inc., Class A	CA	117,000	3,215,160
Hang Lung Group Ltd.	HK	669,900	3,648,542

			6,863,702

See Notes to Financial Statements.

SC SM DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.7%
Intel Corp.		44,130	$1,070,153
Texas Instruments, Inc.		191,055	5,561,611

			6,631,764

SOFTWARE – 1.6%
Activision Blizzard, Inc.		189,550	2,335,256
Microsoft Corp.		126,080	3,273,037
Oracle Corp.		30,300	777,195

			6,385,488

SPECIALTY RETAIL – 3.1%
Bed Bath & Beyond, Inc.*		173,040	10,031,129
CarMax, Inc.*		62,587	1,907,652

			11,938,781

TEXTILES, APPAREL & LUXURY GOODS – 0.1%
Compagnie Financiere Richemont SA	CH	9,900	500,744

TOBACCO – 0.9%
Philip Morris International, Inc.		46,028	3,612,277

TRANSPORTATION INFRASTRUCTURE – 1.3%
China Merchants Holdings International Co., Ltd.	HK	1,687,652	4,889,162
LLX Logistica SA*	BR	58,500	105,694

			4,994,856

WIRELESS TELECOMMUNICATION SERVICES – 0.2%
America Movil SAB de C.V. ADR, Series L	MX	31,300	707,380

Total Common Stocks (Cost $333,305,628)			378,513,015

Country Code**	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 2.8%
COMMERCIAL PAPER (2) – 2.8%
Barclays U.S. Funding LLC 0.09%, 1/3/12 (Amortized cost $11,002,945)	$11,003	$11,002,945

TOTAL INVESTMENTS – 99.8%
(Cost $344,308,573)		389,515,960
Other assets less liabilities – 0.2%		664,186

NET ASSETS – 100.0%		$390,180,146

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CN	China
GB	Great Britain
HK	Hong Kong
MX	Mexico
NL	Netherlands

+	Amount is less than 0.05%.
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $842,948, representing 0.2% of net assets.
(2)	Interest rates represent annualized yield at date of purchase.

See Notes to Financial Statements.

SC SM DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(3)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$3,530,476	$—	$—	$3,530,476
Automobiles	2,370,526	—	—	2,370,526
Beverages	12,664,604	4,098,927	—	16,763,531
Capital Markets	21,292,608	7,987,127	—	29,279,735
Chemicals	13,192,819	—	—	13,192,819
Commercial Banks	21,094,231	—	—	21,094,231
Commercial Services & Supplies	8,011,819	—	—	8,011,819
Computers & Peripherals	2,792,384	—	—	2,792,384
Construction Materials	1,376,987	—	—	1,376,987
Consumer Finance	20,291,355	—	—	20,291,355
Containers & Packaging	1,791,613	—	—	1,791,613
Distributors	—	1,138,949	—	1,138,949
Diversified Financial Services	1,312,558	—	—	1,312,558
Energy Equipment & Services	2,657,459	—	—	2,657,459
Food & Staples Retailing	41,926,874	—	—	41,926,874
Food Products	4,737,513	330,565	—	5,068,078
Health Care Equipment & Supplies	2,788,427	—	—	2,788,427
Health Care Providers & Services	7,229,099	—	—	7,229,099
Household Durables	—	557,753	—	557,753
Insurance	42,907,289	—	—	42,907,289
Internet & Catalog Retail	5,353,834	—	—	5,353,834
Internet Software & Services	12,504,624	—	—	12,504,624
IT Services	1,727,025	—	—	1,727,025
Life Sciences Tools & Services	1,192,790	—	—	1,192,790
Machinery	1,301,333	—	—	1,301,333
Marine	—	4,336,827	—	4,336,827
Media	6,464,708	—	—	6,464,708
Metals & Mining	—	4,840,618	—	4,840,618
Oil, Gas & Consumable Fuels	42,475,044	4,129,650	—	46,604,694
Paper & Forest Products	—	98,956	—	98,956
Personal Products	—	555,977	—	555,977
Pharmaceuticals	22,018,146	3,796,529	—	25,814,675
Real Estate Management & Development	3,215,160	3,648,542	—	6,863,702
Semiconductors & Semiconductor Equipment	6,631,764	—	—	6,631,764
Software	6,385,488	—	—	6,385,488
Specialty Retail	11,938,781	—	—	11,938,781

See Notes to Financial Statements.

SC SM DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Textiles, Apparel & Luxury Goods	$—	$500,744	$—	$500,744
Tobacco	3,612,277	—	—	3,612,277
Transportation Infrastructure	—	4,994,856	—	4,994,856
Wireless Telecommunication Services	707,380	—	—	707,380

Total Common Stocks	337,496,995	41,016,020	—	378,513,015

Short Term Investments
Commercial Paper	—	11,002,945	—	11,002,945

Total Investments	$337,496,995	$52,018,965	$—	$389,515,960

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 97.9%
AEROSPACE & DEFENSE – 2.9%
Hexcel Corp.*		16,167	$391,403
TransDigm Group, Inc.*		8,701	832,512

			1,223,915

AIR FREIGHT & LOGISTICS – 1.5%
Forward Air Corp.		9,980	319,859
HUB Group, Inc.*		9,980	323,651

			643,510

AUTO COMPONENTS – 1.1%
Tenneco, Inc.*		8,316	247,650
TRW Automotive Holdings Corp.*		6,885	224,451

			472,101

BIOTECHNOLOGY – 3.2%
Acorda Therapeutics, Inc.*		7,496	178,705
BioMarin Pharmaceutical, Inc.*		14,490	498,166
Incyte Corp.*		21,893	328,614
United Therapeutics Corp.*		6,987	330,136

			1,335,621

CAPITAL MARKETS – 1.8%
Affiliated Managers Group, Inc.*		4,362	418,534
Greenhill & Co., Inc.		3,791	137,879
Stifel Financial Corp.*		6,027	193,165

			749,578

CHEMICALS – 2.7%
Intrepid Potash, Inc.*		9,245	209,214
Olin Corp.		16,723	328,607
Rockwood Holdings, Inc.*		6,294	247,795
Solutia, Inc.*		20,999	362,863

			1,148,479

COMMERCIAL BANKS – 1.4%
Huntington Bancshares, Inc.		42,159	231,453
SVB Financial Group*		7,309	348,566

			580,019

	Country Code**	Shares	Value

COMMERCIAL SERVICES & SUPPLIES –1.6%
Corrections Corporation of America*		16,863	$343,500
Tetra Tech, Inc.*		15,858	342,374

			685,874

COMMUNICATIONS EQUIPMENT – 2.3%
Ciena Corp.*		13,516	163,543
Finisar Corp.*		14,016	234,698
NETGEAR, Inc.*		9,661	324,320
Polycom, Inc.*		14,953	243,734

			966,295

CONTAINERS & PACKAGING – 0.6%
Greif, Inc., Class A		5,605	255,308

DISTRIBUTORS – 0.7%
Pool Corp.		10,433	314,033

DIVERSIFIED CONSUMER SERVICES – 0.6%
Weight Watchers International, Inc.		4,785	263,223

ELECTRIC UTILITIES – 0.9%
ITC Holdings Corp.		4,997	379,172

ELECTRICAL EQUIPMENT – 0.9%
Thomas & Betts Corp.*		6,914	377,504

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%
Littelfuse, Inc.		6,361	273,396

ENERGY EQUIPMENT & SERVICES – 4.7%
Atwood Oceanics, Inc.*		7,421	295,282
Dresser-Rand Group, Inc.*		7,373	367,986
Dril-Quip, Inc.*		5,342	351,610
FMC Technologies, Inc.*		7,599	396,896
Lufkin Industries, Inc.		4,588	308,818
Patterson-UTI Energy, Inc.		12,827	256,284

			1,976,876

FOOD & STAPLES RETAILING – 0.7%
Ruddick Corp.		7,338	312,892

See Notes to Financial Statements.

SC SM INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

FOOD PRODUCTS – 2.4%
B&G Foods, Inc.		17,395	$418,698
Diamond Foods, Inc.		5,576	179,937
Lancaster Colony Corp.		5,845	405,292

			1,003,927

HEALTH CARE EQUIPMENT & SUPPLIES – 4.2%
Insulet Corp.*		12,643	238,068
Masimo Corp.*		12,818	239,504
Meridian Bioscience, Inc.		11,238	211,724
Sirona Dental Systems, Inc.*		7,301	321,536
STERIS Corp.		10,012	298,558
Zoll Medical Corp.*		7,498	473,723

			1,783,113

HEALTH CARE PROVIDERS & SERVICES – 4.9%
Centene Corp.*		9,976	394,950
Chemed Corp.		6,108	312,791
Health Management Associates, Inc., Class A*		30,441	224,350
HMS Holdings Corp.*		9,271	296,486
MEDNAX, Inc.*		4,593	330,742
PSS World Medical, Inc.*		11,584	280,217
VCA Antech, Inc.*		11,241	222,010

			2,061,546

HEALTH CARE TECHNOLOGY – 1.4%
Allscripts Healthcare Solutions, Inc.*		18,924	358,421
Quality Systems, Inc.		6,550	242,284

			600,705

HOTELS, RESTAURANTS & LEISURE – 4.8%
Choice Hotels International, Inc.		7,728	294,050
Darden Restaurants, Inc.		6,427	292,943
Domino’s Pizza, Inc.*		9,632	327,006
Jack In The Box, Inc.*		12,532	261,919
Life Time Fitness, Inc.*		8,918	416,917
Penn National Gaming, Inc.*		10,783	410,509

			2,003,344

	Country Code**	Shares	Value

INSURANCE – 1.9%
Brown & Brown, Inc.		15,392	$348,321
ProAssurance Corp.		5,398	430,868

			779,189

INTERNET SOFTWARE & SERVICES – 3.5%
Ancestry.com, Inc.*		7,553	173,417
Open Text Corp.*	CA	5,723	292,674
RightNow Technologies, Inc.*		9,944	424,907
ValueClick, Inc.*		23,010	374,833
WebMD Health Corp., Class A*		5,444	204,422

			1,470,253

IT SERVICES – 1.0%
Alliance Data Systems Corp.*		3,927	407,780

LIFE SCIENCES TOOLS & SERVICES – 2.4%
Bruker Corp.*		16,482	204,707
Parexel International Corp.*		15,320	317,737
PerkinElmer, Inc.		11,864	237,280
Techne Corp.		3,901	266,282

			1,026,006

MACHINERY – 4.9%
Crane Co.		7,331	342,431
Kennametal, Inc.		8,059	294,315
Lincoln Electric Holdings, Inc.		9,188	359,435
Lindsay Corp.		5,330	292,564
WABCO Holdings, Inc.*		7,528	326,715
Wabtec Corp.		6,630	463,768

			2,079,228

METALS & MINING – 1.4%
Allied Nevada Gold Corp.*		3,569	108,069
Carpenter Technology Corp.		7,231	372,252
Detour Gold Corp.*	CA	4,305	106,278

			586,599

See Notes to Financial Statements.

SC SM INVESCO SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

OIL, GAS & CONSUMABLE FUELS – 3.2%
Bill Barrett Corp.*		7,832	$266,836
Energen Corp.		6,126	306,300
James River Coal Co.*		25,227	174,571
Resolute Energy Corp.*		23,809	257,137
SandRidge Energy, Inc.*		39,864	325,291

			1,330,135

PERSONAL PRODUCTS – 1.2%
Nu Skin Enterprises, Inc.		10,110	491,043

PHARMACEUTICALS – 1.1%
Salix Pharmaceuticals Ltd.*		9,406	450,077

PROFESSIONAL SERVICES – 1.2%
Costar Group, Inc.*		7,349	490,399

REAL ESTATE INVESTMENT TRUSTS – 0.8%
Colonial Properties Trust		16,300	340,018

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 6.8%
Cavium, Inc.*		10,995	312,588
Cymer, Inc.*		6,788	337,771
Hittite Microwave Corp.*		6,206	306,452
Microsemi Corp.*		18,784	314,632
PMC-Sierra, Inc.*		47,010	259,025
Power Integrations, Inc.		9,810	325,300
Semtech Corp.*		14,828	368,031
Teradyne, Inc.*		23,539	320,836
Volterra Semiconductor Corp.*		11,677	299,048

			2,843,683

SOFTWARE – 10.4%
ANSYS, Inc.*		6,088	348,721
Aspen Technology, Inc.*		22,118	383,747
BroadSoft, Inc.*		10,253	309,641
Commvault Systems, Inc.*		9,956	425,320
Fair Issac Corp.		9,818	351,877
Informatica Corp.*		11,287	416,829
Interactive Intelligence Group*		8,249	189,067

	Country Code**	Shares	Value

Manhattan Associates, Inc.*		10,179	$412,046
MICROS Systems, Inc.*		8,161	380,139
Parametric Technology Corp.*		12,857	234,769
Quest Software, Inc.*		14,379	267,449
Solarwinds, Inc.*		14,976	418,579
Websense, Inc.*		13,060	244,614

			4,382,798

SPECIALTY RETAIL – 6.8%
Dick’s Sporting Goods, Inc.		8,604	317,315
DSW, Inc., Class A		6,661	294,483
Foot Locker, Inc.		13,507	322,007
GameStop Corp., Class A*		12,120	292,456
Group 1 Automotive, Inc.		6,492	336,286
Monro Muffler Brake, Inc.		8,380	325,060
Tractor Supply Co.		4,377	307,046
Urban Outfitters, Inc.*		11,629	320,495
Vitamin Shoppe, Inc.*		8,528	340,097

			2,855,245

TEXTILES, APPAREL & LUXURY GOODS – 2.9%
Maidenform Brands, Inc.*		12,584	230,287
Michael Kors Holdings Ltd.*	VG	9,564	260,619
Steven Madden Ltd.*		11,102	383,019
Under Armour, Inc., Class A*		4,801	344,664

			1,218,589

TRADING COMPANIES & DISTRIBUTORS – 1.6%
Watsco, Inc.		5,201	341,498
WESCO International, Inc.*		6,221	329,775

			671,273

WIRELESS TELECOMMUNICATION SERVICES – 0.9%
SBA Communications Corp.*		8,584	368,769

Total Common Stocks (Cost $37,811,850)			41,201,515

See Notes to Financial Statements.

SC SM INVESCO SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 97.9%
(Cost $37,811,850)	$41,201,515
Other assets less liabilities – 2.1%	896,284

NET ASSETS –100.0%	$42,097,799

CA	Canada
VG	British Virgin Islands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.5%
AEROSPACE & DEFENSE – 3.3%
Rockwell Collins, Inc.		98,550	$5,456,714
United Technologies Corp.		128,480	9,390,603

			14,847,317

AUTOMOBILES – 1.7%
Ford Motor Co.*		695,747	7,486,238

BEVERAGES – 2.3%
Diageo PLC ADR	GB	49,410	4,319,422
The Coca-Cola Co.		88,560	6,196,543

			10,515,965

BIOTECHNOLOGY – 3.0%
Amgen, Inc.		71,471	4,589,153
Celgene Corp.*		130,897	8,848,637

			13,437,790

CAPITAL MARKETS – 2.7%
Lazard Ltd., Class A	BM	66,230	1,729,265
State Street Corp.		260,850	10,514,864

			12,244,129

CHEMICALS – 2.3%
Air Products & Chemicals, Inc.		21,360	1,819,659
LyondellBasell Industries NV, Class A	NL	97,670	3,173,298
PPG Industries, Inc.		62,280	5,199,757

			10,192,714

COMMERCIAL BANKS – 6.4%
M&T Bank Corp.		81,940	6,255,300
PNC Financial Services Group, Inc.		202,830	11,697,206
U.S. Bancorp		274,800	7,433,340
Wells Fargo & Co.		135,557	3,735,951

			29,121,797

COMMUNICATIONS EQUIPMENT – 0.9%
QUALCOMM, Inc.		77,880	4,260,036

COMPUTERS & PERIPHERALS – 1.0%
EMC Corp.*		169,750	3,656,415
NetApp, Inc.*		28,620	1,038,047

			4,694,462

CONSTRUCTION & ENGINEERING – 0.7%
Jacobs Engineering Group, Inc.*		75,000	3,043,500

	Country Code**	Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 2.3%
JP Morgan Chase & Co.		311,882	$10,370,077

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc.		106,333	3,215,510
Verizon Communications, Inc.		141,030	5,658,124

			8,873,634

ELECTRIC UTILITIES – 1.8%
NextEra Energy, Inc.		130,960	7,972,845

ELECTRICAL EQUIPMENT – 0.3%
Rockwell Automation, Inc.		16,840	1,235,551

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%
Arrow Electronics, Inc.*		77,100	2,884,311

ENERGY EQUIPMENT & SERVICES – 4.8%
Baker Hughes, Inc.		75,354	3,665,218
Halliburton Co.		266,012	9,180,074
Schlumberger Ltd.	AN	132,270	9,035,364

			21,880,656

FOOD & STAPLES RETAILING – 1.7%
CVS Caremark Corp.		188,490	7,686,622

FOOD PRODUCTS – 4.6%
Archer-Daniels-Midland Co.		395,240	11,303,864
Bunge Ltd.	BM	166,980	9,551,256

			20,855,120

HEALTH CARE EQUIPMENT & SUPPLIES – 1.3%
Covidien PLC	IE	66,110	2,975,611
St. Jude Medical, Inc.		78,330	2,686,719

			5,662,330

HEALTH CARE PROVIDERS & SERVICES – 8.1%
CIGNA Corp.		137,500	5,775,000
DaVita, Inc.*		77,450	5,871,484
Express Scripts, Inc.*		192,700	8,611,763
Humana, Inc.		23,650	2,071,977
McKesson Corp.		77,860	6,066,073
UnitedHealth Group, Inc.		120,280	6,095,790
WellPoint, Inc.		33,650	2,229,312

			36,721,399

See Notes to Financial Statements.

SC SM LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 0.8%
Colgate-Palmolive Co.		39,600	$3,658,644

INSURANCE – 7.6%
ACE Ltd.	CH	86,140	6,040,137
Berkshire Hathaway, Inc., Class B*		166,500	12,703,950
Marsh & McLennan Cos., Inc.		298,500	9,438,570
Prudential Financial, Inc.		54,140	2,713,497
Travelers Cos., Inc.		57,910	3,426,534

			34,322,688

INTERNET & CATALOG RETAIL – 0.8%
HSN, Inc.		103,850	3,765,601

LIFE SCIENCES TOOLS & SERVICES – 1.6%
Thermo Fisher Scientific, Inc.*		160,770	7,229,827

MACHINERY – 4.2%
Dover Corp.		130,770	7,591,198
Eaton Corp.		191,260	8,325,548
Parker Hannifin Corp.		42,790	3,262,738

			19,179,484

MEDIA – 5.3%
Comcast Corp., Class A		250,830	5,947,179
Omnicom Group, Inc.		57,010	2,541,506
The Walt Disney Co.		112,190	4,207,125
Time Warner, Inc.		306,670	11,083,054

			23,778,864

METALS & MINING – 2.1%
Barrick Gold Corp.	CA	89,340	4,042,635
Freeport-McMoRan Copper & Gold, Inc.		143,130	5,265,753

			9,308,388

MULTI-LINE RETAIL – 1.7%
Target Corp.		150,310	7,698,878

OIL, GAS & CONSUMABLE FUELS – 14.7%
Anadarko Petroleum Corp.		154,350	11,781,535
Apache Corp.		52,250	4,732,805
Chevron Corp.		120,388	12,809,283
Consol Energy, Inc.		80,340	2,948,478
Devon Energy Corp.		69,230	4,292,260

	Country Code**	Shares	Value

Exxon Mobil Corp.		143,740	$12,183,402
Imperial Oil Ltd.	CA	112,570	5,007,114
Range Resources Corp.		69,790	4,322,793
Southwestern Energy Co.*		131,648	4,204,837
Suncor Energy, Inc.	CA	151,200	4,359,096

			66,641,603

PAPER & FOREST PRODUCTS – 1.3%
International Paper Co.		193,600	5,730,560

PHARMACEUTICALS – 3.8%
Merck & Co., Inc.		44,798	1,688,884
Teva Pharmaceutical Industries Ltd. ADR	IL	291,950	11,783,102
Watson Pharmaceuticals, Inc.*		58,720	3,543,165

			17,015,151

PROFESSIONAL SERVICES – 0.1%
The Dun & Bradstreet Corp.		5,940	444,490

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.7%
Intel Corp.		130,850	3,173,113
Lam Research Corp.*		33,260	1,231,285
Texas Instruments, Inc.		269,740	7,852,131

			12,256,529

SOFTWARE – 0.4%
Adobe Systems, Inc.*		70,000	1,978,900

SPECIALTY RETAIL – 0.6%
The Home Depot, Inc.		59,430	2,498,437

Total Common Stocks (Cost $432,509,423)			449,494,537

SHORT TERM INVESTMENTS – 0.3%
MUTUAL FUNDS – 0.3%
State Street Institutional Liquid Reserves Fund, 0.17% (Cost $1,512,916)		1,512,916	1,512,916

See Notes to Financial Statements.

SC SM LORD ABBETT GROWTH & INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 99.8%
(Cost $434,022,339)	$451,007,453
Other assets less liabilities –0.2%	799,691

NET ASSETS – 100.0%	$451,807,144

ADR	American Depositary Receipt

AN	Netherlands Antilles
BM	Bermuda
CA	Canada
CH	Switzerland
GB	Great Britain
IE	Ireland
IL	Israel
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.3%
AIR FREIGHT & LOGISTICS – 2.2%
C.H. Robinson Worldwide, Inc.		35,495	$2,476,841
Expeditors International of Washington, Inc.		40,625	1,664,000

			4,140,841

AUTOMOBILES – 1.6%
Harley-Davidson, Inc.		78,125	3,036,719

BEVERAGES – 1.5%
Molson Coors Brewing Co., Class B		63,940	2,783,948

BIOTECHNOLOGY – 4.0%
Alkermes PLC*	IE	71,755	1,245,667
Amylin Pharmaceuticals, Inc.*		150,805	1,716,161
Incyte Corp.*		104,110	1,562,691
Ironwood Pharmaceuticals, Inc.*		34,700	415,359
Regeneron Pharmaceuticals, Inc.*		19,790	1,096,960
Seattle Genetics, Inc.*		79,205	1,323,911

			7,360,749

BUILDING PRODUCTS – 1.5%
Lennox International, Inc.		82,790	2,794,162

CAPITAL MARKETS – 5.4%
CETIP SA	BR	60,210	869,942
Greenhill & Co., Inc.		33,620	1,222,760
Invesco Ltd.	BM	131,485	2,641,534
LPL Investment Holdings, Inc.*		24,610	751,589
SEI Investments Co.		150,160	2,605,276
T. Rowe Price Group, Inc.		33,000	1,879,350

			9,970,451

CHEMICALS – 2.2%
CF Industries Holdings, Inc.		1,975	286,335
FMC Corp.		25,465	2,191,009
The Sherwin-Williams Co.		18,295	1,633,195

			4,110,539

	Country Code**	Shares	Value

COMMERCIAL BANKS – 6.2%
Cullen/Frost Bankers, Inc.		20,645	$1,092,327
East West Bancorp, Inc.		48,300	953,925
First Niagara Financial Group, Inc.		139,580	1,204,575
First Republic Bank*		66,955	2,049,493
Huntington Bancshares, Inc.		309,590	1,699,649
M&T Bank Corp.		45,090	3,442,171
Signature Bank*		15,670	940,043

			11,382,183

COMMUNICATIONS EQUIPMENT – 2.4%
ADTRAN, Inc.		74,010	2,232,141
F5 Networks, Inc.*		8,365	887,694
Polycom, Inc.*		75,500	1,230,650

			4,350,485

CONSTRUCTION & ENGINEERING – 1.0%
Jacobs Engineering Group, Inc.*		44,045	1,787,346

CONTAINERS & PACKAGING – 0.7%
Silgan Holdings, Inc.		32,310	1,248,458

ELECTRIC UTILITIES – 0.5%
Northeast Utilities		27,940	1,007,796

ELECTRICAL EQUIPMENT – 1.0%
Ametek, Inc.		44,300	1,865,030

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%
National Instruments Corp.		56,640	1,469,808

ENERGY EQUIPMENT & SERVICES – 3.8%
Atwood Oceanics, Inc.*		63,375	2,521,691
ENSCO PLC ADR	GB	64,055	3,005,461
McDermott International, Inc.*	PA	122,045	1,404,738

			6,931,890

FOOD & STAPLES RETAILING – 0.5%
Whole Foods Market, Inc.		14,010	974,816

GAS UTILITIES – 1.5%
UGI Corp.		92,845	2,729,643

See Notes to Financial Statements.

SC SM WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
Gen-Probe, Inc.*		20,855	$1,232,948
ResMed, Inc.*		51,145	1,299,083

			2,532,031

HEALTH CARE PROVIDERS & SERVICES – 6.1%
AmerisourceBergen Corp.		69,260	2,575,780
Cardinal Health, Inc.		48,625	1,974,661
Coventry Health Care, Inc.*		58,660	1,781,504
Health Net, Inc.*		32,615	992,148
Lincare Holdings, Inc.		100,500	2,583,855
Patterson Cos., Inc.		44,140	1,303,013

			11,210,961

HEALTH CARE TECHNOLOGY – 0.4%
SXC Health Solutions Corp.*	CA	11,580	654,038

HOUSEHOLD DURABLES – 2.2%
NVR, Inc.*		4,461	3,060,246
Tempur-Pedic International, Inc.*		17,660	927,680

			3,987,926

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.7%
NRG Energy, Inc.*		72,170	1,307,720

INDUSTRIAL CONGLOMERATES – 0.9%
Carlisle Cos., Inc.		39,425	1,746,528

INSURANCE – 1.6%
Unum Group		67,320	1,418,432
W.R. Berkley Corp.		42,056	1,446,306

			2,864,738

INTERNET SOFTWARE & SERVICES – 2.2%
VeriSign, Inc.		112,540	4,019,929

IT SERVICES – 4.4%
Gartner, Inc.*		37,100	1,289,967
Genpact Ltd.*	BM	244,100	3,649,295
The Western Union Co.		177,595	3,242,885

			8,182,147

LEISURE EQUIPMENT & PRODUCTS – 1.3%
Hasbro, Inc.		74,365	2,371,500

	Country Code**	Shares	Value

LIFE SCIENCES TOOLS & SERVICES – 2.5%
Life Technologies Corp.*		53,040	$2,063,786
Waters Corp.*		34,210	2,533,251

			4,597,037

MACHINERY – 3.3%
IDEX Corp.		41,800	1,551,198
PACCAR, Inc.		80,495	3,016,148
Pall Corp.		25,150	1,437,322

			6,004,668

MEDIA – 1.9%
AMC Networks, Inc., Class A*		12,500	469,750
DreamWorks Animation SKG, Inc., Class A*		106,330	1,764,546
Liberty Global, Inc., Class A*		28,530	1,170,586

			3,404,882

METALS & MINING – 1.5%
Carpenter Technology Corp.		38,295	1,971,426
Walter Energy, Inc.		11,985	725,812

			2,697,238

MULTI-UTILITIES – 0.9%
Wisconsin Energy Corp.		48,655	1,700,979

OIL, GAS & CONSUMABLE FUELS – 6.2%
Alpha Natural Resources, Inc.*		35,410	723,426
Cobalt International Energy, Inc.*		96,370	1,495,663
Consol Energy, Inc.		49,810	1,828,027
Denbury Resources, Inc.*		85,440	1,290,144
Newfield Exploration Co.*		78,695	2,969,162
Pioneer Natural Resources Co.		34,515	3,088,402

			11,394,824

PHARMACEUTICALS – 3.5%
Mylan, Inc.*		158,955	3,411,175
Watson Pharmaceuticals, Inc.*		50,345	3,037,817

			6,448,992

See Notes to Financial Statements.

SC SM WMC BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PROFESSIONAL SERVICES – 3.8%
Equifax, Inc.		29,100	$1,127,334
Manpower, Inc.		76,210	2,724,507
Robert Half International, Inc.		112,815	3,210,715

			7,062,556

REAL ESTATE INVESTMENT TRUSTS – 0.7%
Alexandria Real Estate Equities, Inc.		19,925	1,374,227

ROAD & RAIL – 2.1%
JB Hunt Transport Services, Inc.		54,180	2,441,892
Kansas City Southern*		20,190	1,373,122

			3,815,014

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.7%
Analog Devices, Inc.		40,610	1,453,026
Maxim Integrated Products, Inc.		98,955	2,576,788
NVIDIA Corp.*		166,310	2,305,057
Skyworks Solutions, Inc.*		170,045	2,758,130
Xilinx, Inc.		43,140	1,383,068

			10,476,069

SOFTWARE – 3.4%
Citrix Systems, Inc.*		34,345	2,085,428
FactSet Research Systems, Inc.		19,695	1,718,980

	Country Code**	Shares	Value

Red Hat, Inc.*		4,550	$187,869
Rovi Corp.*		93,320	2,293,806

			6,286,083

SPECIALTY RETAIL – 2.7%
Advanced Auto Parts, Inc.		33,210	2,312,412
CarMax, Inc.*		58,705	1,789,328
Jos A Bank Clothiers, Inc.*		19,105	931,560

			5,033,300

TEXTILES, APPAREL & LUXURY GOODS – 0.3%
Michael Kors Holdings Ltd.*	VG	17,870	486,958

TRADING COMPANIES & DISTRIBUTORS – 1.3%
MSC Industrial Direct Co., Inc., Class A		32,795	2,346,482

WIRELESS TELECOMMUNICATION SERVICES – 1.5%
American Tower Corp., Class A		45,500	2,730,455

Total Common Stocks (Cost $181,432,410)			182,682,146

TOTAL INVESTMENTS – 99.3%
(Cost $181,432,410)			182,682,146
Other assets less liabilities – 0.7%			1,335,811

NET ASSETS – 100.0%			$184,017,957

ADR	American Depositary Receipt

BM	Bermuda
BR	Brazil
CA	Canada
GB	Great Britain
IE	Ireland
PA	Panama
VG	British Virgin Islands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

See Notes to Financial Statements.

SC SM WMC BLUE CHIP MID CAP FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (a)	$181,812,204	$869,942	$—	$182,682,146

Total Investments	$181,812,204	$869,942	$—	$182,682,146

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations of Level 1 Securities. The Level 2 security is within the Capital Markets industry in the Portfolio of Investments.

See Notes to Financial Statements.

SC SM WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.6%
AEROSPACE & DEFENSE – 2.6%
Honeywell International, Inc.		46,591	$2,532,221
The Boeing Co.		37,497	2,750,405

			5,282,626

BEVERAGES – 1.2%
The Coca-Cola Co.		33,241	2,325,873

BIOTECHNOLOGY – 2.1%
Amgen, Inc.		54,175	3,478,577
Gilead Sciences, Inc.*		18,725	766,414

			4,244,991

CHEMICALS – 1.0%
CF Industries Holdings, Inc.		5,688	824,646
The Sherwin-Williams Co.		12,647	1,128,998

			1,953,644

COMMUNICATIONS EQUIPMENT – 7.7%
Cisco Systems, Inc.		529,448	9,572,420
Emulex Corp.*		127,839	876,975
F5 Networks, Inc.*		7,881	836,332
QUALCOMM, Inc.		61,676	3,373,677
Riverbed Technology, Inc.*		41,024	964,064

			15,623,468

COMPUTERS & PERIPHERALS – 12.6%
Apple, Inc.*		29,716	12,034,980
Dell, Inc.*		108,109	1,581,635
EMC Corp.*		265,505	5,718,978
NetApp, Inc.*		60,332	2,188,241
QLogic Corp.*		162,014	2,430,210
SanDisk Corp.*		30,452	1,498,543

			25,452,587

CONSUMER FINANCE – 0.9%
American Express Co.		40,647	1,917,319

DIVERSIFIED CONSUMER SERVICES – 2.1%
Apollo Group, Inc., Class A*		46,799	2,521,062
ITT Educational Services, Inc.*		31,136	1,771,327

			4,292,389

	Country Code**	Shares	Value

ENERGY EQUIPMENT & SERVICES – 4.5%
Baker Hughes, Inc.		12,803	$622,738
Cameron International Corp.*		28,040	1,379,288
Core Laboratories NV	NL	17,115	1,950,254
Diamond Offshore Drilling, Inc.		40,231	2,223,165
National Oilwell Varco, Inc.		13,753	935,067
Oceaneering International, Inc.		42,157	1,944,702

			9,055,214

FOOD & STAPLES RETAILING – 0.8%
Costco Wholesale Corp.		19,444	1,620,074

HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
Edwards Lifesciences Corp.*		9,485	670,589
Hologic, Inc.*		83,798	1,467,303
Intuitive Surgical, Inc.*		5,254	2,432,655

			4,570,547

HEALTH CARE PROVIDERS & SERVICES – 3.1%
AmerisourceBergen Corp.		28,945	1,076,465
Cardinal Health, Inc.		29,786	1,209,609
UnitedHealth Group, Inc.		78,701	3,988,567

			6,274,641

HOTELS, RESTAURANTS & LEISURE – 1.1%
Starbucks Corp.		49,246	2,265,808

INDUSTRIAL CONGLOMERATES – 2.0%
General Electric Co.		146,010	2,615,039
Tyco International Ltd.	CH	30,329	1,416,668

			4,031,707

INTERNET & CATALOG RETAIL – 1.3%
Amazon.com, Inc.*		7,965	1,378,741
Priceline.com, Inc.*		2,615	1,223,062

			2,601,803

INTERNET SOFTWARE & SERVICES – 4.9%
eBay, Inc.*		92,577	2,807,860
Google, Inc., Class A*		6,854	4,426,999
IAC/InterActiveCorp.		62,819	2,676,089

			9,910,948

See Notes to Financial Statements.

SC SM WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

IT SERVICES – 4.8%
Cognizant Technology Solutions Corp., Class A*		10,457	$672,490
International Business Machines Corp.		48,515	8,920,938

			9,593,428

LIFE SCIENCES TOOLS & SERVICES – 2.1%
Bruker Corp.*		59,555	739,673
Life Technologies Corp.*		19,489	758,317
Waters Corp.*		35,807	2,651,508

			4,149,498

MACHINERY – 5.1%
Caterpillar, Inc.		44,289	4,012,583
Cummins, Inc.		10,745	945,775
Dover Corp.		19,564	1,135,690
Joy Global, Inc.		22,604	1,694,622
Parker Hannifin Corp.		33,798	2,577,098

			10,365,768

MEDIA – 3.3%
DIRECTV, Class A*		27,113	1,159,352
News Corp., Class A		109,792	1,958,689
Omnicom Group, Inc.		62,255	2,775,328
Sirius XM Radio, Inc.*		450,955	820,738

			6,714,107

METALS & MINING – 2.9%
Cliffs Natural Resources, Inc.		17,466	1,089,005
Freeport-McMoRan Copper & Gold, Inc.		44,831	1,649,333
Rio Tinto PLC ADR	GB	23,647	1,156,811
Teck Resources Ltd., Class B	CA	29,553	1,039,970
Walter Energy, Inc.		15,013	909,187

			5,844,306

OIL, GAS & CONSUMABLE FUELS – 6.9%
Anadarko Petroleum Corp.		14,687	1,121,059
Canadian Natural Resources, Ltd.	CA	30,903	1,154,845
Exxon Mobil Corp.		79,319	6,723,078
Occidental Petroleum Corp.		31,817	2,981,253

	Country Code**	Shares	Value

Valero Energy Corp.		96,874	$2,039,198

			14,019,433

PHARMACEUTICALS – 1.1%
Abbott Laboratories		38,273	2,152,091

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.5%
Altera Corp.		150,719	5,591,675
Analog Devices, Inc.		55,640	1,990,799
Intersil Corp.		116,247	1,213,619
Xilinx, Inc.		74,085	2,375,165

			11,171,258

SOFTWARE – 9.2%
Autodesk, Inc.*		37,314	1,131,734
BMC Software, Inc.*		23,026	754,792
Check Point Software Technologies Ltd.*	IL	34,565	1,816,045
Citrix Systems, Inc.*		18,003	1,093,142
Microsoft Corp.		272,397	7,071,426
Oracle Corp.		204,617	5,248,426
Red Hat, Inc.*		23,775	981,670
Symantec Corp.*		30,057	470,392

			18,567,627

SPECIALTY RETAIL – 3.8%
Bed Bath & Beyond, Inc.*		15,728	911,752
Lowe’s Cos., Inc.		29,982	760,943
PetSmart, Inc.		22,809	1,169,874
Ross Stores, Inc.		42,444	2,017,363
The Buckle, Inc.		25,841	1,056,122
TJX Cos., Inc.		27,445	1,771,575

			7,687,629

TEXTILES, APPAREL & LUXURY GOODS – 2.1%
Coach, Inc.		31,810	1,941,683
Deckers Outdoor Corp.*		10,247	774,366
Lululemon Athletica, Inc.*		7,349	342,904
Ralph Lauren Corp.		8,380	1,157,110

			4,216,063

TOBACCO – 1.6%
Philip Morris International, Inc.		40,207	3,155,445

Total Common Stocks (Cost $187,411,696)			199,060,292

See Notes to Financial Statements.

SC SM WMC LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Value

TOTAL INVESTMENTS – 98.6%
(Cost $187,411,696)	$199,060,292
Other assets less liabilities – 1.4%	2,843,018

NET ASSETS – 100.0%	$201,903,310

ADR	American Depositary Receipt

CA	Canada
CH	Switzerland
GB	Great Britain
IL	Israel
NL	Netherlands

*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 98.6%
HOUSEHOLD DURABLES – 0.9%
Lennar Corp., Class A		89,790	$1,764,373

REAL ESTATE INVESTMENT TRUSTS – 73.6%
DIVERSIFIED – 9.4%
British Land Co. PLC	GB	245,410	1,762,688
Cousins Properties, Inc.		266,729	1,709,733
Derwent London PLC	GB	61,080	1,479,773
Kenedix Realty Investment Corp.	JP	595	1,731,584
Land Securities Group PLC	GB	216,502	2,136,726
Stockland	AU	1,605,024	5,236,764
Vornado Realty Trust		68,096	5,233,859

			19,291,127

INDUSTRIAL – 6.7%
DuPont Fabros Technology, Inc.		137,656	3,334,029
EastGroup Properties, Inc.		59,990	2,608,365
Goodman Group	AU	3,740,924	2,180,944
ProLogis, Inc.		153,570	4,390,566
Segro PLC	GB	431,852	1,398,339

			13,912,243

MORTGAGE – 1.0%
Starwood Property Trust, Inc.		116,521	2,156,804

OFFICE – 10.8%
Alexandria Real Estate Equities, Inc.		24,388	1,682,040
BioMed Realty Trust, Inc.		357,054	6,455,536
Boston Properties, Inc.		42,291	4,212,184
Digital Realty Trust, Inc.		38,024	2,535,060
Douglas Emmett, Inc.		89,050	1,624,272
Mack-Cali Realty Corp.		57,660	1,538,946

	Country Code**	Shares	Value

Nippon Building Fund, Inc.	JP	193	$1,579,706
Parkway Properties, Inc.		258,465	2,548,465

			22,176,209

RESIDENTIAL – 7.6%
Advance Residence Investment Corp.	JP	989	1,908,101
Boardwalk Real Estate Investment Trust	CA	27,175	1,345,479
Equity Lifestyle Properties, Inc.		63,073	4,206,338
Essex Property Trust, Inc.		8,470	1,190,120
Home Properties, Inc.		49,223	2,833,768
Mid-America Apartment Communities, Inc.		66,176	4,139,309

			15,623,115

RETAIL – 23.6%
CFS Retail Property Trust	AU	1,965,513	3,387,401
Corio NV	NL	57,286	2,491,556
DDR Corp.		91,970	1,119,275
Federal Realty Investment Trust		15,947	1,447,190
Kimco Realty Corp.		171,550	2,785,972
Primaris Retail Real Estate Investment Trust	CA	83,335	1,685,923
Ramco-Gershenson Properties Trust		189,697	1,864,722
Simon Property Group, Inc.		81,167	10,465,673
Tanger Factory Outlet Centers, Inc.		69,108	2,026,247
The Link REIT	HK	1,886,101	6,945,445
Unibail-Rodamco	FR	36,991	6,649,923
Westfield Group	AU	739,952	5,910,788
Westfield Retail Trust	AU	671,295	1,709,636

			48,489,751

SPECIALIZED – 14.5%
Big Yellow Group PLC	GB	1,045,708	3,983,634
Entertainment Properties Trust		84,228	3,681,606

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Host Hotels & Resorts, Inc.		282,051	$4,165,893
Medical Properties Trust, Inc.		487,329	4,809,937
Plum Creek Timber Co., Inc.		61,002	2,230,233
Public Storage		41,095	5,525,634
Ventas, Inc.		38,180	2,104,864
Weyerhaeuser Co.		182,508	3,407,424

			29,909,225

			151,558,474

REAL ESTATE MANAGEMENT & DEVELOPMENT – 24.1%
DIVERSIFIED REAL ESTATE ACTIVITIES – 16.3%
Beni Stabili S.p.A	IT	4,088,135	1,829,652
Capitaland Ltd.	SG	1,949,367	3,321,461
Hang Lung Properties Ltd.	HK	860,944	2,449,832
Henderson Land Development Co., Ltd.	HK	222,251	1,104,587
Jones Lang LaSalle, Inc.		9,120	558,691
Mitsubishi Estate Co., Ltd.	JP	344,069	5,140,696
Mitsui Fudosan Co., Ltd.	JP	397,075	5,788,205
Sun Hung Kai Properties Ltd.	HK	692,254	8,677,018

	Country Code**	Shares	Value

Tokyo Tatemono Co., Ltd.*	JP	888,571	$2,689,841
Wharf Holdings Ltd.	HK	418,893	1,898,519

			33,458,502

REAL ESTATE OPERATING COMPANIES – 7.8%
Atrium European Real Estate Ltd.	JE	1,097,714	4,946,936
BR Malls Participacoes SA	BR	397,323	3,859,800
Global Logistic Properties Ltd.*	SG	2,521,586	3,411,883
GSW Immobilien AG*	DE	50,653	1,468,492
NTT Urban Development Corp.	JP	3,557	2,426,173

			16,113,284

			49,571,786

Total Common Stocks (Cost $188,017,251)			202,894,633

SHORT TERM INVESTMENTS – 0.7%
MUTUAL FUNDS – 0.7%
State Street Institutional Liquid Reserves Fund, 0.17% (Cost $1,381,788)		1,381,788	1,381,788

TOTAL INVESTMENTS – 99.3%
(Cost $189,399,039)			204,276,421
Other assets less liabilities – 0.7%			1,493,695

NET ASSETS – 100.0%			$205,770,116

REIT	Real Estate Investment Trust

AU	Australia
BR	Brazil
CA	Canada
DE	Germany
FR	France
GB	Great Britain
HK	Hong Kong
IT	Italy
JE	Jersey
JP	Japan
NL	Netherlands
SG	Singapore
*	Non-income producing security.
**	Unless otherwise noted the issuer country code for all securities is United States.

See Notes to Financial Statements.

SUN CAPITAL GLOBAL REAL ESTATE FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

Distribution of investments by country of issuer, as a percentage of net assets, is as follows. Figures may not total to 100% due to the exclusion of the Fund’s other assets and liabilities. (Unaudited)

United States	49.4%
Japan	10.3
Hong Kong	10.2
Australia	9.0
Great Britain	5.2
Singapore	3.3
France	3.2
Jersey	2.4
Other (individually less than 2%)	6.3
(1)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Household Durables	$1,764,373	$—	$—	$1,764,373
Real Estate Investment Trusts
Diversified	6,943,592	12,347,535	—	19,291,127
Industrial	10,332,960	3,579,283	—	13,912,243
Mortgage	2,156,804	—	—	2,156,804
Office	20,596,503	1,579,706	—	22,176,209
Residential	13,715,014	1,908,101	—	15,623,115
Retail	21,395,002	27,094,749	—	48,489,751
Specialized	25,925,591	3,983,634	—	29,909,225

Total Real Estate Investment Trusts	101,065,466	50,493,008	—	151,558,474

Real Estate Management & Development
Diversified Real Estate Activities	558,691	32,899,811	—	33,458,502
Real Estate Operating Companies	—	16,113,284	—	16,113,284

Total Real Estate Management & Development	558,691	49,013,095	—	49,571,786

Total Common Stocks	103,388,530	99,506,103	—	202,894,633

Short Term Investments
Mutual Funds	1,381,788	—	—	1,381,788

Total Investments	$104,770,318	$99,506,103	$—	$204,276,421

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS
December 31, 2011	Sun Capital Advisers Trust

	Shares	Value

EXCHANGE TRADED FUNDS – 99.8%
iShares Barclays U.S. TIPS Bond Fund	1,096,351	$127,933,198
iShares Russell 1000 Growth Index Fund	549,159	31,735,899
iShares Russell 2000 Growth Index Fund	322,347	27,151,288
iShares Russell Midcap Growth Index Fund	245,126	13,494,186
iShares S&P 500 Index Fund	434,195	54,691,201
iShares S&P MidCap 400 Index Fund	101,846	8,922,728
Vanguard MSCI EAFE ETF	145,171	4,446,588
Vanguard REIT ETF	807,277	46,822,066
Vanguard Short-Term Bond ETF	1,355,774	109,600,770
Vanguard Total Bond Market ETF	1,750,825	146,263,920

Total Exchange Traded Funds (Cost $567,818,091)		571,061,844

SHORT TERM INVESTMENTS – 0.7%
MUTUAL FUNDS – 0.5%
State Street Institutional Liquid Reserves Fund, 0.17% (Cost $3,098,650)	3,098,650	3,098,650

	Principal Amount (000)

U.S. TREASURY OBLIGATIONS (1) – 0.2%
U.S. Treasury Bills 0.01%, 3/8/12 (Amortized cost $1,099,990)	$1,100	1,099,990

Total Short Term Investments (Cost $4,198,640)		4,198,640

TOTAL INVESTMENTS – 100.5%
(Cost $572,016,731)		575,260,484
Liabilities in excess of other assets – (0.5)%		(2,774,014)

NET ASSETS – 100.0%		$572,486,470

ETF REIT TIPS	Exchange Traded Fund Real Estate Investment Trust Treasury Inflation Protected Securities

(1)	Interest rates represent annualized yield at date of purchase.

See Notes to Financial Statements.

SC SM IBBOTSON TACTICAL OPPORTUNITIES FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(2)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange Traded Funds	$571,061,844	$—	$—	$571,061,844
Short Term Investments
Mutual Funds	3,098,650	—	—	3,098,650
U.S. Treasury Obligations	—	1,099,990	—	1,099,990

Total Short Term Investments	3,098,650	1,099,990	—	4,198,640

Total Investments	$574,160,494	$1,099,990	$—	$575,260,484

†	See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.1%
Airplanes Pass Through Trust, Series D 10.88%, 3/15/19 (1)		$494	$—
SLM Student Loan Trust, Series 2008-5, Class A2 1.52%, 10/25/16 (2)		107	108,094
SLM Student Loan Trust, Series 2008-5, Class A4 2.12%, 7/25/23 (2)		215	220,649

Total Asset Backed Securities (Cost $587,681)			328,743

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Federal National Mortgage Association, Series 2001-80, Class ZB 6.00%, 1/25/32		478	536,280
Federal National Mortgage Association, Series 2002-53, Class PD 6.00%, 1/25/32		23	23,610

Total Collateralized Mortgage Obligations (Cost $464,849)			559,890

COMMERCIAL MORTGAGE BACKED SECURITIES – 5.4%
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 2A3 2.79%, 9/25/33 (2)		609	550,665
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 5.47%, 1/12/45 (2)		4,550	5,117,112
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A3 5.79%, 9/11/42		1,000	1,060,481

	Country Code*	Principal Amount (000)	Value

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-C1, Class A3 5.23%, 7/15/44 (2)		$750	$781,337
Commercial Mortgage Asset Trust, Series 1999-C1, Class F 6.25%, 1/17/32 (3)		400	400,166
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class A2 4.08%, 5/10/36		800	817,284
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5 Mortgage Certificate, Class A3 5.23%, 12/15/44 (2)		550	578,772
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.21%, 12/15/44 (2)		1,500	1,659,300
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 Mortgage Certificate, Class AM 5.87%, 4/15/45 (2)		500	514,925
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4 5.16%, 2/15/31		2,000	2,206,462
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4 5.37%, 9/15/39		2,900	3,214,546
Morgan Stanley Capital I, Series 2004-IQ7, Class A4 5.41%, 6/15/38 (2)		1,000	1,067,917

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Morgan Stanley Capital I, Series 2004-T15, Class B 5.39%, 6/13/41 (2)		$1,500	$1,526,752
Morgan Stanley Capital I, Series 2007-T27, Class A4 5.64%, 6/11/42 (2)		6,182	7,042,182

Total Commercial Mortgage Backed Securities (Cost $26,053,337)			26,537,901

CORPORATE DEBT OBLIGATIONS – 37.8%
AEROSPACE & DEFENSE – 0.3%
L-3 Communications Corp. 6.38%, 10/15/15		1,487	1,524,175

AIRLINES – 0.7%
AMR Corp., Series A 5.25%, 1/31/21		3,495	3,250,188

AUTOMOTIVE – 2.1%
Ford Motor Credit Co. LLC 5.63%, 9/15/15		6,000	6,209,694
Hyundai Capital Services, Inc. 4.38%, 7/27/16 (3)	KR	4,000	4,079,436

			10,289,130

BANKS – 4.6%
Ally Financial, Inc. 4.50%, 2/11/14		5,000	4,825,000
Countrywide Financial Corp.
6.25%, 5/15/16		325	306,194
Huntington Capital
6.65%, 5/15/37 (2)		300	284,250
ING Bank NV
2.00%, 10/18/13 (3)	NL	2,000	1,953,422
2.38%, 6/9/14 (3)	NL	5,000	4,874,285
Lloyds TSB Bank PLC
6.50%, 9/14/20 (3)	GB	2,025	1,694,439
Merrill Lynch & Co., Inc.
5.70%, 5/2/17		400	367,355
6.05%, 5/16/16		3,500	3,298,956
Nordea Bank AB
4.88%, 5/13/21 (3)	SE	3,500	2,958,228

	Country Code*	Principal Amount (000)	Value

Royal Bank of Scotland PLC
1.32%, 9/29/15 (2)	GB	$2,500	$1,790,165

			22,352,294

BUILDING MATERIALS – 0.1%
C10 Capital SPV., Ltd.
6.72%,12/31/16(2)(3)	VG	500	257,500

CABLE – 1.2%
DIRECTV Holdings LLC
7.63%, 5/15/16		5,000	5,306,250
Time Warner Entertainment Co.
10.15%, 5/1/12		500	514,469

			5,820,719

CONSUMER PRODUCTS – 0.7%
Jarden Corp.
6.13%, 11/15/22		3,200	3,272,000

ELECTRIC UTILITIES – 3.4%
Allegheny Energy Supply Co. LLC
8.25%, 4/15/12 (3)		750	763,542
Ameren Corp.
8.88%, 5/15/14		4,000	4,482,264
CMS Energy Corp.
5.05%, 2/15/18		5,000	4,987,510
PPL WEM Holdings PLC
5.38%, 5/1/21 (3)	GB	4,000	4,194,600
Toledo Edison Co.
7.25%, 5/1/20		1,850	2,305,764

			16,733,680

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.4%
Arrow Electronics, Inc.
5.13%, 3/1/21		3,500	3,500,263
Jabil Circuit, Inc.
5.63%, 12/15/20		3,000	3,052,500

			6,552,763

FINANCIALS – 2.9%
Caisse centrale Desjardins du Quebec
1.70%, 9/16/13 (3)	CA	5,000	5,008,230
Discover Financial Services
6.45%, 6/12/17		4,150	4,335,360

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

International Lease Finance Corp.
5.75%, 5/15/16		$4,000	$3,710,168
Lazard Group LLC
6.85%, 6/15/17		1,050	1,101,419

			14,155,177

FOOD, BEVERAGES & RESTAURANTS – 0.7%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 1/15/20		3,000	3,518,412

GAMING – 0.0%+
Mashantucket Western Pequot Tribe
8.50%, 11/15/15 (1)(3)		1,000	45,000

GAS & PIPELINE UTILITIES – 0.8%
Enterprise Products Operating LP
7.03%, 1/15/68 (2)		3,000	3,120,000
Southern Union Co.
3.45%, 11/1/66 (2)		380	354,350
TransCanada PipeLines Ltd.
6.35%, 5/15/67 (2)	CA	600	602,019

			4,076,369

HOTELS, RESTAURANTS & LEISURE – 0.9%
Wyndham Worldwide Corp.
5.75%, 2/1/18		4,000	4,234,484

INSURANCE – 2.7%
Assured Guaranty US Holdings, Inc.
6.40%, 12/15/66 (2)		600	417,000
Kemper Corp.
6.00%, 11/30/15		4,000	4,185,112
Liberty Mutual Group, Inc.
6.50%, 3/15/35 (3)		3,000	2,924,661
7.80%, 3/15/37 (3)		750	667,500
Metropolitan Life Global Funding I
3.13%, 1/11/16 (3)		5,000	5,130,750

			13,325,023

MACHINERY – 0.2%
Case New Holland, Inc.
7.75%, 9/1/13		1,000	1,062,500

	Country Code*	Principal Amount (000)	Value

MANUFACTURING-DIVERSIFIED – 1.4%
Bombardier, Inc.
7.75%, 3/15/20 (3)	CA	$3,500	$3,815,000
Textron, Inc.
7.25%, 10/1/19		2,500	2,827,522

			6,642,522

METALS & MINING – 2.2%
ArcelorMittal
5.50%, 3/1/21	LU	3,000	2,753,727
Teck Resources, Ltd.
6.25%, 7/15/41	CA	3,000	3,465,639
10.75%, 5/15/19	CA	2,500	3,050,000
United States Steel Corp. 6.65%, 6/1/37		1,880	1,466,400

			10,735,766

OIL & GAS-EXPLORATION & PRODUCTION – 2.4%
BG Energy Capital PLC 5.13%, 10/15/41 (3)	GB	3,000	3,246,612
EQT Corp. 4.88%, 11/15/21		4,000	4,037,772
Petrobras International Finance Co. 5.38%, 1/27/21	KY	4,000	4,202,404

			11,486,788

PAPER PRODUCTS –1.5%
International Paper Co. 6.00%, 11/15/41		6,700	7,273,607

PHARMACEUTICALS – 1.0%
Aristotle Holding, Inc. 4.75%, 11/15/21 (3)		4,700	4,863,424

PIPELINES – 0.6%
Kinder Morgan Finance Co., LLC 6.00%, 1/15/18 (3)		3,000	3,052,500

REAL ESTATE INVESTMENT TRUSTS – 4.0%
Dexus Property Group 7.13%, 10/15/14 (3)	AU	4,400	4,805,103
Digital Realty Trust LP 5.25%, 3/15/21		5,000	5,009,355
Goodman Funding Property Ltd. 6.38%, 4/15/21 (3)	AU	4,000	4,070,092

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

National Retail Properties, Inc. 6.25%, 6/15/14		$550	$583,569
Reckson Operating Partnership LP 7.75%, 3/15/20		4,000	4,387,020
Simon Property Group LP 5.75%, 5/1/12		550	551,938

			19,407,077

RETAIL – 0.6%
Controladora Comercial Mexicana S.A. de C.V., Series AI 7.00%, 6/30/18	MX	371	356,698
QVC, Inc. 7.13%, 4/15/17 (3)		2,500	2,650,000

			3,006,698

TELECOMMUNICATIONS – 1.4%
American Tower Corp. 5.05%, 9/1/20		4,000	4,007,236
Frontier Communications Corp. 8.25%, 4/15/17		2,500	2,556,250

			6,563,486

Total Corporate Debt Obligations (Cost $182,929,554)			183,501,282

RESIDENTIAL NON-AGENCY MORTGAGE BACKED SECURITIES – 1.2%
JP Morgan Mortgage Trust, Series 2003-A1, Class 1A1 2.00%, 10/25/33 (2)		789	762,923
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1 2.67%, 6/25/35 (2)		32	23,596
JP Morgan Mortgage Trust, Series 2005-A5, Class TA1 5.41%, 8/25/35 (2)		434	399,680
Master Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1 2.69%, 1/25/36 (2)		142	101,763

	Country Code*	Principal Amount (000)	Value

MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A 2.15%, 5/25/36 (2)		$1,633	$1,394,245
Residential Accredited Loans, Inc., Series 2005-QA7, Class A22 3.23%, 7/25/35 (2)		738	535,213
Wamu Mortgage Pass Through Certificates, Series 2003-AR10, Class A7 2.45%, 10/25/33 (2)		323	304,536
Wamu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1 2.48%, 1/25/35 (2)		1,038	939,400
Wamu Mortgage Pass Through Certificates, Series AR18, Class 3A2 5.37%, 1/25/36 (2)		176	54,094
Wells Fargo Mortgage Backed Securities Trust, Series 2004-AA, Class A1 2.66%, 12/25/34 (2)		518	485,891
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2 2.74%, 7/25/34 (2)		735	732,620

Total Residential Non-Agency Mortgage Backed Securities (Cost $5,895,278)			5,733,961

U.S. GOVERNMENT GUARANTEED NOTES – 0.4%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A 0.82%, 2/25/48 (2)(3) (Cost $2,086,284)		2,085	2,081,386

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 31.9%
Federal Home Loan Mortgage Corp.
2.35%, 8/1/32 (2)		$34	$34,024
4.50%, 3/1/23		2,356	2,499,562
4.50%, TBA (4)		7,000	7,416,718
5.00%, 9/1/19		104	111,569
5.00%, 11/1/19		199	214,178
5.00%, 1/1/35		5,939	6,389,766
5.00%, 2/1/35		5,416	5,826,767
5.00%, 7/1/35		17,200	18,507,242
5.50%, 10/1/17		53	56,699
5.50%, 11/1/17		107	115,381
5.50%, 6/1/33		106	115,164
5.50%, 6/1/35		1,215	1,324,188
5.50%, 9/1/37		408	443,235
5.50%, 5/1/38		79	86,071
5.50%, 2/1/39		109	118,452
6.00%, 1/1/17		39	42,628
6.00%, 2/1/29		6	6,867
6.00%, 8/1/37		285	313,104
6.50%, 10/1/16		27	29,925
6.50%, 11/1/16		3	2,894
6.50%, 9/1/34		171	193,170
7.00%, 11/1/29		14	15,844
7.00%, 1/1/31		4	4,868
7.00%, 4/1/31		2	2,368
7.50%, 3/1/30		2	2,708
7.50%, 12/1/30		16	17,188
Federal National Mortgage Association
0.80%, 3/12/15		3,300	3,306,158
4.50%, 6/1/19		446	477,753
4.50%, 5/1/39		5,895	6,392,098
4.50%, TBA (4)		12,200	13,004,437
5.00%, 6/1/18		140	150,772
5.00%, 7/1/20		323	349,462
5.00%, 10/1/20		147	158,880
5.00%, 12/1/20		69	74,668
5.00%, 10/1/35		20	21,289
5.00%, 3/1/36		12,159	13,145,447
5.00%, 5/1/36		974	1,043,399
5.00%, 7/1/36		210	227,207
5.00%, 5/1/39		6,281	6,792,082
5.00%, 9/1/39		8,625	9,321,514
5.00%, TBA (4)		8,000	8,642,500
5.50%, 3/1/22		119	129,666
5.50%, 5/1/28		8,688	9,473,022
5.50%, 12/1/32		340	371,640
5.50%, 5/1/33		25,213	27,561,497

	Country Code*	Principal Amount (000)	Value

5.50%, 6/1/35		$518	$565,701
5.50%, 8/1/35		308	335,962
5.50%, 6/1/37		763	830,988
5.50%, 11/1/38		3,903	4,253,366
6.00%, 12/1/13		1	1,158
6.00%, 11/1/16		8	8,970
6.00%, 12/1/36		290	319,969
6.00%, 11/1/37		197	217,302
6.00%, 10/1/38		134	147,415
6.00%, TBA (4)		300	330,328
8.00%, 8/1/30		2	2,670
Government National Mortgage Association
5.50%, 12/15/38		2,785	3,129,563
6.00%, 8/15/16		18	19,651
6.50%, 9/15/31		34	38,934
6.50%, 3/15/32		26	30,678
6.50%, 9/15/32		64	74,516
6.50%, 10/15/32		115	133,482
7.00%, 12/15/14		10	11,015
7.00%, 2/15/28		10	11,260
7.50%, 3/15/30		3	2,830

Total U.S. Government Agency Obligations (Cost $152,594,534)			154,999,829

U.S. TREASURY OBLIGATIONS – 19.4%
U.S. Treasury Bonds
4.25%, 11/15/40		1,000	1,275,312
4.38%, 2/15/38		5,410	6,994,113
4.38%, 5/15/41		2,300	2,996,829
4.75%, 2/15/41		4,850	6,683,906
5.38%, 2/15/31		2,630	3,748,570
U.S. Treasury Inflation Indexed Bonds
0.50%, 4/15/15		6,269	6,559,660
1.88%, 7/15/15		1,164	1,283,828
2.00%, 1/15/14		6,434	6,813,204
U.S. Treasury Notes
0.50%, 10/15/14		5,275	5,296,844
1.00%, 8/31/16		3,960	4,003,314
1.50%, 6/30/16		3,200	3,309,251
2.00%, 11/15/21		1,850	1,871,101
2.13%, 8/15/21		13,600	13,948,500
2.38%, 3/31/16		5,000	5,354,295
2.38%, 5/31/18		12,472	13,374,060
3.50%, 5/15/20		4,480	5,153,752
4.25%, 11/15/14		5,000	5,551,560

Total U.S. Treasury Obligations (Cost $89,412,015)			94,218,099

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

SHORT TERM INVESTMENTS – 11.0%
COMMERCIAL PAPER (5) – 7.0%
Bank of Montreal 0.10%, 2/6/12	CA	$5,000	$4,999,500
BHP Billiton Finance USA Ltd.
0.13%, 1/23/12 (3)	AU	1,000	999,920
0.16%, 1/9/12 (3)	AU	3,552	3,551,874
Caterpillar Financial Services Corp.
0.05%, 1/25/12		100	99,997
0.08%, 1/5/12		2,700	2,699,976
0.08%, 2/27/12		2,000	1,999,747
Coca-Cola Co. 0.08%, 1/13/12 (3)		1,000	999,973
E.I. du Pont de Nemours & Co. 0.06%, 1/6/12 (3)		1,150	1,149,990
FCAR Owner Trust 0.21%, 1/9/12		4,000	3,999,813
Pfizer, Inc. 0.03%, 1/26/12 (3)		3,000	2,999,937
Philip Morris International, Inc. 0.07%, 1/19/12 (3)		4,000	3,999,860
Thunder Bay Funding LLC 0.13%, 1/17/12 (3)		1,200	1,199,931
0.22%, 3/5/12 (3)		2,500	2,498,891
UBS Finance Delaware LLC 0.19%, 1/17/12		3,000	2,999,747

Total Commercial Paper (Cost $34,199,288)			34,199,156

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT OBLIGATIONS (5) – 0.7%
Province of Ontario
0.07%, 3/30/12	CA	$500	$499,378
0.08%, 3/9/12	CA	3,000	2,997,568

Total Foreign Government Obligations
(Cost $3,499,460)			3,496,946

U.S. TREASURY OBLIGATIONS (5) – 1.1%
U.S. Treasury Bills 0.01%, 3/29/12 (Cost $5,099,861)		5,100	5,099,755

		Shares
MUTUAL FUNDS – 2.2%
Federated Prime Obligation Fund, 0.19%		4,769,309	4,769,309
State Street Institutional Liquid Reserves Fund, 0.17%		5,864,390	5,864,390

Total Mutual Funds (Cost $10,633,699)			10,633,699

Total Short Term Investments (Cost $53,432,308)			53,429,556

TOTAL INVESTMENTS – 107.3%
(Cost $513,455,840)			521,390,647
Liabilities in excess of other assets – (7.3)%			(35,675,713)

NET ASSETS – 100.0%			$485,714,934

FDIC	Federal Deposit Insurance Corporation
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $29,393,983 which represents approximately 6.1% of net assets.
AU	Australia
CA	Canada
GB	Great Britain
KR	Korea, Republic of
KY	Cayman Islands
LU	Luxembourg
MX	Mexico
NL	Netherlands
SE	Sweden
VG	British Virgin Islands

See Notes to Financial Statements.

SUN CAPITAL INVESTMENT GRADE BOND FUND® PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

+	Amount is less than 0.05%.
*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Security is in default and is non-income producing.
(2)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(3)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $80,936,252, representing 16.7% of net assets.
(4)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(5)	Interest rates represent annualized yield at date of purchase.
(6)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$328,743	$—	$328,743
Collateralized Mortgage Obligations	—	559,890	—	559,890
Commercial Mortgage Backed Securities	—	26,537,901	—	26,537,901
Corporate Debt Obligations (a)	—	183,501,282	—	183,501,282
Residential Non-Agency Mortgage Backed Securities	—	5,733,961	—	5,733,961
U.S. Government Guaranteed Notes	—	2,081,386	—	2,081,386
U.S. Government Agency Obligations	—	154,999,829	—	154,999,829
U.S. Treasury Obligations	94,218,099	—	—	94,218,099
Short Term Investments
Commercial Paper	—	34,199,156	—	34,199,156
Foreign Government Obligations	—	3,496,946	—	3,496,946
U.S. Treasury Obligations	5,099,755	—	—	5,099,755
Mutual Funds	10,633,699	—	—	10,633,699

Total Short Term Investments	15,733,454	37,696,102	—	53,429,556

Total Investments	$109,951,553	$411,439,094	$—	$521,390,647

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND®

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

COMMERCIAL PAPER (1) – 55.2%
Bank of Montreal
0.10%, 2/6/12	CA	$5,000	$4,999,500
Barclays U.S. Funding LLC
0.16%, 1/3/12		3,000	2,999,973
0.20%, 1/9/12		2,000	1,999,911
BHP Billiton Finance USA Ltd.
0.10%, 1/23/12 (2)	AU	1,400	1,399,914
0.12%, 1/17/12 (2)	AU	600	599,968
0.16%, 1/23/12 (2)	AU	3,000	2,999,707
0.20%, 2/15/12 (2)	AU	2,000	1,999,500
Caterpillar Financial Services Corp.
0.05%, 1/25/12		6,900	6,899,770
Chevron Corp.
0.02%, 1/5/12		6,000	5,999,987
Cisco Systems, Inc.
0.07%, 1/10/12 (2)		5,000	4,999,912
Coca-Cola Co.
0.13%, 1/23/12 (2)		1,100	1,099,913
0.14%, 1/9/12 (2)		2,500	2,499,922
0.14%, 2/13/12 (2)		1,000	999,833
0.15%, 1/5/12 (2)		1,000	999,983
0.18%, 2/1/12 (2)		1,400	1,399,783
E.I. du Pont de Nemours & Co.
0.06%, 1/6/12 (2)		6,100	6,099,949
0.14%, 3/20/12 (2)		900	899,723
FCAR Owner Trust
0.21%, 1/12/12		300	299,981
0.26%, 1/9/12		500	499,971
0.26%, 1/10/12		2,000	1,999,870
0.27%, 1/5/12		1,200	1,199,964
0.35%, 3/1/12		1,000	999,417
General Electric Capital Corp.
0.03%, 1/13/12		3,000	2,999,970
International Business Machines Corp.
0.05%, 1/24/12 (2)		7,000	6,999,776
Nestle Capital Corp.
0.01%, 1/6/12 (2)		2,000	1,999,997
0.05%, 1/20/12 (2)		1,250	1,249,967
0.10%, 3/30/12 (2)		450	449,889
0.11%, 2/9/12 (2)		600	599,929
0.25%, 5/8/12 (2)		1,000	999,111

Country Code*	Principal Amount (000)	Value

PepsiCo, Inc.
0.04%, 1/11/12 (2)	$450	$449,995
0.04%, 1/25/12 (2)	1,365	1,364,964
0.06%, 1/9/12 (2)	500	499,993
0.06%, 1/23/12 (2)	1,335	1,334,951
0.06%, 1/24/12 (2)	850	849,967
0.07%, 1/9/12 (2)	1,500	1,499,977
0.07%, 1/17/12 (2)	1,000	999,969
Pfizer, Inc.
0.03%, 1/26/12 (2)	3,000	2,999,937
0.04%, 1/12/12 (2)	4,000	3,999,951
Philip Morris International, Inc.
0.07%, 1/19/12 (2)	5,000	4,999,825
0.11%, 1/25/12 (2)	2,000	1,999,853
Procter & Gamble Co.
0.07%, 3/27/12 (2)	2,190	2,189,634
0.09%, 1/3/12 (2)	4,810	4,809,976
Rabobank USA Financial Corp.
0.25%, 1/11/12	1,750	1,749,878
0.27%, 1/11/12	450	449,966
0.27%, 2/13/12	2,800	2,799,097
The Goldman Sachs Group, Inc.
0.55%, 3/13/12	1,800	1,798,020
Thunder Bay Funding LLC
0.18%, 1/20/12 (2)	5,000	4,999,525
Toyota Motor Credit Corp.
0.10%, 2/17/12	5,000	4,999,347
UBS Finance Delaware LLC
0.20%, 1/23/12	3,250	3,249,603
0.20%, 1/31/12	1,000	999,833
Wal-Mart Stores, Inc.
0.04%, 1/4/12 (2)	5,000	4,999,983

Total Commercial Paper (Amortized cost $123,239,334)		123,239,334

CORPORATE DEBT OBLIGATIONS – 2.6%
BANKS – 1.2%
Morgan Stanley
0.64%, 1/9/12 (3)	2,700	2,700,001

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FINANCIALS – 1.4%
The Goldman Sachs Group, Inc.
0.61%, 2/6/12 (3)		$3,200	$3,200,131

Total Corporate Debt Obligations (Amortized cost $5,900,132)			5,900,132

FOREIGN GOVERNMENT OBLIGATIONS (1) – 16.2%
Canadian Wheat Board
0.01%, 1/10/12	CA	2,500	2,499,994
0.03%, 1/13/12	CA	2,500	2,499,975
Export Development Canada
0.03%, 1/17/12	CA	4,000	3,999,947
0.03%, 2/1/12	CA	1,000	999,970
Government of Canada
0.01%, 1/30/12	CA	5,000	4,999,960
Province of British Columbia
0.05%, 4/19/12	CA	1,000	999,849
0.07%, 3/27/12	CA	1,000	999,833
0.08%, 1/4/12	CA	5,000	4,999,967
Province of Ontario
0.02%, 1/4/12	CA	1,056	1,055,998
0.02%, 1/31/12	CA	4,500	4,499,925
0.03%, 1/31/12	CA	400	399,990
0.06%, 2/15/12	CA	1,088	1,087,918
Province of Quebec
0.03%, 1/12/12 (2)	CA	1,500	1,499,986
0.10%, 2/2/12 (2)	CA	2,000	1,999,822
0.10%, 3/19/12 (2)	CA	500	499,892
0.11%, 2/14/12 (2)	CA	1,000	999,866
0.11%, 3/19/12 (2)	CA	2,000	1,999,523

Total Foreign Government Obligations (Amortized cost $36,042,415)			36,042,415

FOREIGN GOVERNMENT SPONSORED COMMERCIAL PAPER (1) – 4.5%
European Investment Bank SNAT
0.05%, 2/17/12		5,000	4,999,674
Kreditanstalt fuer Wiederaufbau
0.19%, 1/20/12 (2)	DE	5,000	4,999,499

Total Foreign Government Sponsored Commercial Paper (Amortized cost $9,999,173)			9,999,173

Country Code*	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (1) – 1.0%
Federal Home Loan Mortgage Corp. Discount Notes
0.01%, 1/24/12	$109	$108,999
0.02%, 1/17/12	1,000	999,993
Federal National Mortgage Association Discount Notes
0.02%, 1/6/12	700	699,998
0.02%, 1/17/12	460	459,997

Total U.S. Government Agency Obligations (Amortized cost $2,268,987)		2,268,987

U.S. TREASURY OBLIGATIONS (1) – 12.6%
U.S. Treasury Bills
0.00%, 2/23/12	3,300	3,299,995
0.00%, 3/1/12	2,000	1,999,992
0.01%, 2/16/12	2,000	1,999,967
0.01%, 3/8/12	4,000	3,999,963
0.01%, 3/29/12	13,800	13,799,640
0.02%, 2/23/12	3,000	2,999,932

Total U.S. Treasury Obligations (Amortized cost $28,099,489)		28,099,489

	Shares
MUTUAL FUNDS – 8.3%
Federated Prime Obligation Fund, 0.19%	9,130,152	9,130,152
State Street Institutional Liquid Reserves Fund, 0.17%	9,318,787	9,318,787

Total Mutual Funds (Cost $18,448,939)		18,448,939

TOTAL INVESTMENTS – 100.4%
(Cost $223,998,469)		223,998,469
Liabilities in excess of other assets – (0.4)%		(856,042)

NET ASSETS – 100.0%		$223,142,427

SNAT	Supranational

AU	Australia
CA	Canada
DE	Germany

*	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Interest rates represent annualized yield at date of purchase.

See Notes to Financial Statements.

SUN CAPITAL MONEY MARKET FUND®

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(2)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $88,293,864, representing 39.6% of net assets.
(3)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Commercial Paper	$—	$123,239,334	$—	$123,239,334
Corporate Debt Obligations (a)	—	5,900,132	—	5,900,132
Foreign Government	—	36,042,415	—	36,042,415
Foreign Government Sponsored Commercial Paper	—	9,999,173	—	9,999,173
U.S. Government Agency Obligations	—	2,268,987	—	2,268,987
U.S. Treasury Obligations	—	28,099,489	—	28,099,489
Mutual Funds	18,448,939	—	—	18,448,939

Total Investments	$18,448,939	$205,549,530	$—	$223,998,469

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FOREIGN GOVERNMENT OBLIGATIONS – 16.4%
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 4/15/16	DE	$46,821	$51,053,349
France Government Inflation Linked Bond 1.60%, 7/25/15	FR	35,602	37,150,925
Hellenic Republic Government Inflation Linked Bond 2.30%, 7/25/30	GR	1,004	181,683
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond 2.10%, 9/15/21	IT	1,510	1,117,270

Total Foreign Government Obligations (Cost $90,830,310)			89,503,227

U.S. GOVERNMENT AGENCY OBLIGATIONS – 23.6%
Federal Home Loan Mortgage Corp. 3.50%, 1/1/42		41,975	43,134,604
Federal National Mortgage Association 3.50%, 1/1/42		40,802	41,999,146
Government National Morgage Association 3.50%, 12/20/41		41,975	43,765,494

Total U.S. Government Agency Obligations (Cost $128,065,210)			128,899,244

U.S. TREASURY OBLIGATIONS – 53.7%
U.S. Treasury Inflation Indexed Bonds
0.13%, 4/15/16		23,862	24,876,017
0.50%, 4/15/15		18,718	19,585,506
0.63%, 4/15/13		4,178	4,248,575
0.63%, 7/15/21		2,707	2,895,731
1.13%, 1/15/21		1,568	1,748,917
1.25%, 4/15/14		6,436	6,743,964
1.25%, 7/15/20		1,692	1,914,278
1.38%, 7/15/18		1,817	2,056,757

	Country Code*	Principal Amount (000)	Value

1.38%, 1/15/20		$1,772	$2,017,039
1.63%, 1/15/15		7,094	7,650,857
1.63%, 1/15/18		508	578,490
1.75%, 1/15/28		4,507	5,420,243
1.88%, 7/15/13		4,650	4,862,962
1.88%, 7/15/15		440	485,415
1.88%, 7/15/19		1,329	1,565,604
2.00%, 4/15/12		1,686	1,693,471
2.00%, 1/15/14		74	77,865
2.00%, 7/15/14		13,613	14,666,980
2.00%, 1/15/16		7,527	8,413,698
2.00%, 1/15/26		7,662	9,418,378
2.13%, 1/15/19		2,584	3,071,228
2.13%, 2/15/40		14,156	18,996,159
2.13%, 2/15/41		9,487	12,814,052
2.38%, 1/15/17		12,077	14,019,062
2.38%, 1/15/25 (1)		39,288	49,950,866
2.38%, 1/15/27		15,570	20,108,951
2.50%, 7/15/16		5,830	6,743,275
2.50%, 1/15/29		1,420	1,893,910
2.63%, 7/15/17		3,977	4,734,001
3.00%, 7/15/12		2,059	2,103,324
3.38%, 1/15/12		612	612,301
3.38%, 4/15/32		2,725	4,196,976
3.63%, 4/15/28 (1)(2)		12,965	19,277,929
3.88%, 4/15/29 (1)		8,726	13,596,613

Total U.S. Treasury Obligations (Cost $283,222,707)			293,039,394

		Notional Amount (000)
PURCHASED OPTIONS – 0.1%
CALL SWAPTIONS – 0.1%
OTC - 10 Year Interest Rate Swap, exercise rate 4.31%, expires 1/14/13		1,100	201,777

PUT SWAPTIONS – 0.0%+
OTC - 10 Year Interest Rate Swap, exercise rate 3.90%, expires 9/19/13		5,300	66,152

See Notes to Financial Statements.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Notional Amount (000)	Value

OTC - 10 Year Interest Rate Swap, exercise rate 4.31%, expires 1/14/13	1,100	$3,322

		69,474

Total Purchased Options (Cost $239,880)		271,251

	Shares	Value

SHORT TERM INVESTMENTS – 5.4%
MUTUAL FUNDS – 5.4%
BlackRock Liquidity Funds TempFund, .10%	14,640,146	$14,640,146
State Street Institutional U.S. Government Money Market Fund, .00%	14,640,145	14,640,145

Total Short Term Investments (Cost $29,280,291)		29,280,291

TOTAL INVESTMENTS – 99.2%
(Cost $531,638,398)		540,993,407

Other assets less liabilities – 0.8%		4,268,993

NET ASSETS – 100.0%		$545,262,400

OTC	Over the Counter
DE	Germany
FR	France
GR	Greece
IT	Italy

*	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Security (or a portion thereof) has been pledged as collateral for open swap and swaption contracts. At the period end, the value of securities pledged amounted to $3,531,230.
(2)	At the period end, securities (or portions thereof) with an aggregate market value of $2,716,521 and cash of $1,416,000 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation / (Depreciation) ($)
Short	90-Day Canada Bankers Acceptance March Futures	3/19/12	223	76,110
Short	German Euro-Bobl March Futures	3/8/12	466	(438,677)
Short	German Euro-Bund March Futures	3/8/12	50	(251,932)
Short	German Euro-Schatz March Futures	3/8/12	293	(99,013)
Long	U.S. Treasury 10 Year Note March Futures	3/21/12	383	442,058
Short	U.S. Treasury 2 Year Note March Futures	3/30/12	264	(38,377)
Short	U.S. Treasury 30 Year Bond March Futures	3/21/12	278	(546,896)
Short	U.S. Treasury 5 Year Note March Futures	3/30/12	568	(324,926)
Short	Ultra Long U.S. Treasury Bond March Futures	3/21/12	52	(190,725)

Net unrealized depreciation				(1,372,378)

See Notes to Financial Statements.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(3)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation / (Depreciation) ($)
Citibank NA	EUR	68,254,000	USD	89,172,008	1/25/12	824,685
Citibank NA	EUR	1,235,000	USD	1,698,125	1/25/12	99,553
Citibank NA	EUR	83,000	USD	112,434	1/25/12	4,999
Citibank NA	USD	108,797	EUR	80,000	1/25/12	(5,246)
Deutsche Bank AG (London)	EUR	253,000	USD	340,734	1/25/12	13,253
Deutsche Bank AG (London)	USD	670,273	EUR	500,000	1/25/12	(23,078)

Net unrealized appreciation						914,166

EUR	–	Euro
USD	–	United States Dollar

(4)	At the period end, open written option contracts were as follows:

Options on Exchange-Traded Futures Contracts

Type	Description	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Call	U.S. Treasury 10 Year Note January Futures	1/27/12	132.000	71	28,844

Written option contracts (Premium received, $40,317)				71	28,844

Interest Rate Swaptions

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC–5 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	2.00%	12/13/12	16,900	131,635
Call	OTC–10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	2.15%	9/9/13	5,300	170,978
Call	OTC–10 Year Interest Rate Swap	Citibank NA	Receive	3-Month USD-LIBOR	3.91%	3/19/12	8,000	1,335,523
Put	OTC–10 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	3.91%	3/19/12	8,000	87
Call	OTC–10 Year Interest Rate Swap	Deutsche Bank AG*	Receive	3-Month USD-LIBOR	4.01%	2/2/12	6,400	1,148,436
Put	OTC–10 Year Interest Rate Swap	Deutsche Bank AG*	Pay	3-Month USD-LIBOR	4.01%	2/2/12	6,400	1

Written swaptions (Premium received, $1,391,616)							51,000	2,786,660

LIBOR	–	London Interbank Offered Rate
OTC	–	Over the Counter
USD	–	United States Dollar

See Notes to Financial Statements.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(5)	At the period end, open swap contracts were as follows:

OTC Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Appreciation / (Depreciation) ($)
Barclays Bank PLC**	Receive	3-Month USD-LIBOR	4.13%	12/20/21	6,200	(1,197,885)	(1,197,885)
Citibank NA	Pay	3-Month USD-LIBOR	2.71%	8/8/21	9,500	606,890	606,890
Deutsche Bank AG*	Pay	6-Month EUR-EURIBOR	1.24%	12/13/13	41,934	38,898	38,898
Deutsche Bank AG*	Pay	3-Month USD-LIBOR	1.16%	9/23/16	500	(295)	(295)
Deutsche Bank AG*	Pay	CPURNSA Index	2.47%	10/25/20	2,500	33,661	33,661
Deutsche Bank AG*	Pay	CPURNSA Index	2.67%	6/23/21	4,910	219,048	219,048
Deutsche Bank AG*	Pay	3-Month USD-LIBOR	2.17%	9/13/21	7,000	105,856	105,856
Deutsche Bank AG*	Pay	3-Month USD-LIBOR	2.08%	9/28/21	1,900	12,584	12,584
Deutsche Bank AG*	Pay	3-Month USD-LIBOR	2.19%	11/30/21	3,200	47,872	47,872
Deutsche Bank AG*	Receive	3-Month USD-LIBOR	4.13%	12/20/21	2,000	(386,414)	(386,414)
Deutsche Bank AG*	Receive	3-Month USD-LIBOR	3.99%	12/21/21	2,000	(360,670)	(360,670)
Deutsche Bank AG*	Receive	CPURNSA Index	1.84%	10/25/15	4,700	61,906	61,906

Total					86,344	(818,549)	(818,549)

OTC Total Return Swap Contracts

Pay/Receive Total Return on Reference Entity	Counterparty	Reference Entity	Number of Shares or Units	Floating Rate	Notional Amount (000) ($)	Maturity Date	Market Value ($)	Unrealized Depreciation ($)
Receive	Barclays Bank PLC**	Barclays Capital US TIPS Index	727,263	1-Month USD-LIBOR	201,590	1/20/12	(1,483,619)	(1,483,619)

CPURNSA	–	Consumer Price All Urban Non-Seasonally Adjusted Index
EUR	–	Euro
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
USD	–	United States Dollar

*	At the period end, cash of $700,000 has been pledged as collateral for these open swaps and written swaption contracts.
**	At the period end, cash of $960,000 has been pledged as collateral for these open swap contracts.

See Notes to Financial Statements.

SC SM BLACKROCK INFLATION PROTECTED BOND FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(6)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Foreign Government Obligations	$—	$89,503,227	$—	$89,503,227
U.S. Government Agency Obligations	—	128,899,244	—	128,899,244
U.S. Treasury Obligations	293,039,394	—	—	293,039,394
Purchased Options (a)	—	271,251	—	271,251
Short Term Investments
Mutual Funds	29,280,291	—	—	29,280,291

Total Investments	322,319,685	218,673,722	—	540,993,407

Financial Derivative Instruments
Futures Contracts	518,168	—	—	518,168
Forward Foreign Currency Exchange Contracts	—	942,490	—	942,490
Swap Contracts (a)	—	1,126,715	—	1,126,715

Total Financial Derivative Instruments	$518,168	$2,069,205	$—	$2,587,373

Liabilities
Financial Derivative Instruments
Futures Contracts	$(1,100,924)	$(789,622)	$—	$(1,890,546)
Forward Foreign Currency Exchange Contracts	—	(28,324)	—	(28,324)
Written Option Contracts	(28,844)	—	—	(28,844)
Written Swaption Contracts	—	(2,786,660)	—	(2,786,660)
Swap Contracts (a)	—	(3,428,883)	—	(3,428,883)

Total Financial Derivative Instruments	$(1,129,768)	$(7,033,489)	$—	$(8,163,257)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 6.0%
Access Group, Inc., Series 2003-1, Class A2 0.83%, 12/27/16 (1)		$3,951	$3,887,546
Ally Master Owner Trust, Series 2011-3, Class A2 1.81%, 5/15/16		8,300	8,339,310
Bank of America Auto Trust, Series 2009-2A, Class A3 2.13%, 9/15/13 (2)		1,476	1,479,807
Bank of America Auto Trust, Series 2009-3A, Class A3 1.67%, 12/15/13 (2)		3,088	3,095,519
Brazos Higher Education Authority, Series 2004-I, Class A2 0.73%, 6/27/22 (1)		3,969	3,941,037
Brazos Higher Education Authority, Series 2005-1, Class 1A2 0.65%, 12/26/18 (1)		2,857	2,837,564
Brazos Higher Education Authority, Series 2005-2, Class A10 0.69%, 12/26/19 (1)		7,500	7,343,569
Brazos Higher Education Authority, Series 2005-2, Class A9 0.67%, 12/26/17 (1)		3,106	3,092,164
Brazos Higher Education Authority, Series 2011-2, Class A2 1.27%, 7/25/29 (1)		6,100	5,929,310
College Loan Corporation Trust, Series 2004-1, Class A3 0.58%, 4/25/21 (1)		3,269	3,262,689
College Loan Corporation Trust, Series 2005-2, Class A2 0.51%, 10/15/21 (1)		1,005	1,002,251
Ford Credit Auto Owner Trust, Series 2009-E, Class A3 1.51%, 1/15/14		3,760	3,773,653
Northstar Education Finance, Inc., Series 2004-1, Class A3 0.59%, 4/28/17 (1)		485	483,197

	Country Code**	Principal Amount (000)	Value

Northstar Education Finance, Inc., Series 2004-2, Class A1 0.54%, 4/28/16 (1)		$2,875	$2,796,508
SLM Student Loan Trust, Series 2003-11, Class A4 0.74%, 6/15/20 (1)		4,013	3,999,525
SLM Student Loan Trust, Series 2004-2, Class A4 0.55%, 10/25/19 (1)		2,607	2,593,952
SLM Student Loan Trust, Series 2007-1, Class A3 0.45%, 7/25/18 (1)		4,691	4,678,578
SLM Student Loan Trust, Series 2007-7, Class A2 0.62%, 1/25/16 (1)		2,194	2,186,155
Student Loan Consolidation Center, Series 2011-1, Class A 1.51%, 10/25/27 (1)(2)		1,862	1,807,581
World Financial Network Credit Card Master Trust, Series 2009-B, Class A 3.79%, 5/15/16		4,500	4,564,022

Total Asset Backed Securities (Cost $71,124,188)			71,093,937

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%
Federal National Mortgage Association, Series 2009-70, Class AL 5.00%, 8/25/19		9,726	10,428,428
FHLMC Multifamily Structured Pass Through Trust, Series K703, Class A2 2.70%, 5/25/18		15,400	15,833,756

Total Collateralized Mortgage Obligations (Cost $25,826,606)			26,262,184

CORPORATE DEBT OBLIGATIONS – 45.8%
AUTO PARTS – 0.4%
Johnson Controls, Inc. 1.75%, 3/1/14		4,825	4,866,712

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

BANKS – 14.0%
Achmea Hypotheekbank NV 3.20%, 11/3/14 (2)	NL	$2,249	$2,360,206
Banco Santander Chile 2.88%, 11/13/12 (2)	CL	6,400	6,425,510
Bank of America Corp. 1.85%, 1/30/14 (1)		725	654,546
Canadian Imperial Bank of Commerce
1.50%, 12/12/14 (2)	CA	11,600	11,615,927
2.60%, 7/2/15 (2)	CA	5,200	5,378,105
Capital One Financial Corp.
2.13%, 7/15/14		2,800	2,764,104
7.38%, 5/23/14		3,522	3,869,664
Cie de Financement Foncier 2.13%, 4/22/13 (2)	FR	700	692,483
Citigroup, Inc.
5.50%, 10/15/14		6,625	6,810,811
6.38%, 8/12/14		1,875	1,967,852
Commonwealth Bank of Australia 2.40%, 1/12/12 (2)	AU	4,600	4,601,881
Credit Suisse New York 1.36%, 1/14/14 (1)	CH	8,100	7,839,496
DnB NOR Boligkreditt
2.10%, 10/14/15 (2)	NO	8,100	8,034,366
2.90%, 3/29/16 (2)	NO	7,600	7,726,130
ING Bank NV
1.94%, 6/9/14 (1)(2)	NL	3,525	3,376,213
2.50%, 1/14/16 (2)	NL	5,500	5,400,879
3.90%, 3/19/14 (2)	NL	2,700	2,848,535
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	4,800	4,465,104
JPMorgan Chase & Co. 1.22%, 1/24/14 (1)		11,825	11,646,005
Morgan Stanley
3.80%, 4/29/16		1,950	1,796,562
4.10%, 1/26/15		3,250	3,084,920
Nordea Eiendomskreditt A/S 1.88%, 4/7/14 (2)	NO	500	500,452
Royal Bank of Scotland PLC 1.50%, 3/30/12 (2)	GB	9,400	9,416,723
2.63%, 5/11/12 (2)	GB	4,800	4,831,070
Royal Bank of Scotland PLC, Series 2 3.40%, 8/23/13	GB	2,725	2,651,049

	Country Code**	Principal Amount (000)	Value

SpareBank 1 Boligkreditt
1.25%, 10/25/13 (2)	NO	$8,300	$8,240,937
2.63%, 5/27/16 (2)	NO	9,100	9,178,870
Stadshypotek AB 1.45%, 9/30/13 (2)	SE	7,500	7,486,830
Standard Chartered PLC 3.85%, 4/27/15 (2)	GB	3,150	3,170,359
Swedbank Hypotek AB 1.02%, 3/28/14 (1)(2)	SE	1,600	1,572,683
UBS AG 2.25%, 8/12/13	CH	4,050	4,013,894
Wachovia Corp. 5.50%, 5/1/13		9,875	10,419,103
Wells Fargo & Co. 4.38%, 1/31/13		1,000	1,033,501

			165,874,770

BIOTECHNOLOGY – 0.2%
Life Technologies Corp. 4.40%, 3/1/15		2,275	2,364,082

CABLE – 0.3%
Time Warner Cable, Inc. 6.20%, 7/1/13		3,350	3,594,768

COMPUTER & PERIPHERALS – 0.6%
Dell, Inc. 1.40%, 9/10/13		3,050	3,070,252
Hewlett-Packard Co. 6.13%, 3/1/14		3,250	3,504,319

			6,574,571

ELECTRIC UTILITIES – 1.9%
Arizona Public Service Co. 6.50%, 3/1/12		2,725	2,749,539
Commonwealth Edison Co. 1.63%, 1/15/14		4,800	4,834,814
Dominion Resources, Inc. 1.80%, 3/15/14		3,100	3,156,330
DTE Energy Co. 7.63%, 5/15/14		3,400	3,863,702
Enel Finance International SA 5.70%, 1/15/13 (2)	LU	1,292	1,296,871
Georgia Power Co. 1.30%, 9/15/13		1,650	1,665,243

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

Wisconsin Electric Power Co. 6.00%, 4/1/14		$3,875	$4,316,021

			21,882,520

ELECTRONICS – 0.4%
Thermo Fisher Scientific, Inc. 2.05%, 2/21/14		4,875	4,992,814

ENVIRONMENTAL SERVICES – 0.4%
Waste Management, Inc.
5.00%, 3/15/14		1,825	1,955,858
6.38%, 11/15/12		2,275	2,378,328

			4,334,186

FINANCIALS – 1.6%
American Express Credit Corp. 2.75%, 9/15/15		5,200	5,227,581
Caisse centrale Desjardins du Quebec 2.55%, 3/24/16 (2)	CA	800	821,467
General Electric Capital Corp. 6.00%, 6/15/12		1,000	1,022,480
HSBC Finance Corp. 0.69%, 4/24/12 (1)		3,400	3,360,203
John Deere Capital Corp. 5.25%, 10/1/12		525	543,274
LeasePlan Corp. NV 3.00%, 5/7/12 (2)	NL	3,900	3,929,788
Merrill Lynch & Co., Inc. 5.45%, 7/15/14		4,625	4,586,021

			19,490,814

FOOD, BEVERAGES & RESTAURANTS – 2.0%
Anheuser-Busch InBev NV 4.70%, 4/15/12		1,725	1,744,280
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 3/26/13		3,075	3,131,841
3.00%, 10/15/12		1,725	1,752,000
5.38%, 11/15/14		1,325	1,472,245
General Mills, Inc.
5.25%, 8/15/13		2,125	2,270,941
6.00%, 2/15/12		2,850	2,866,530
Kellogg Co.
4.25%, 3/6/13		998	1,036,278
5.13%, 12/3/12		2,050	2,130,538

	Country Code**	Principal Amount (000)	Value

Kraft Foods, Inc. 2.63%, 5/8/13		$4,950	$5,057,054
Pepsico, Inc. 4.65%, 2/15/13		1,000	1,046,253
The Kroger Co. 6.75%, 4/15/12		1,200	1,219,989

			23,727,949

HEALTH CARE-PRODUCTS – 1.5%
Becton, Dickinson & Co. 1.75%, 11/8/16		2,900	2,921,802
Covidien International Finance SA 1.88%, 6/15/13	LU	5,375	5,426,036
Dentsply International, Inc. 1.96%, 8/15/13 (1)		4,275	4,303,942
St. Jude Medical, Inc. 3.75%, 7/15/14		4,850	5,143,347

			17,795,127

INSURANCE – 1.1%
Metropolitan Life Global Funding I
2.50%, 1/11/13 (2)		3,000	3,036,345
5.13%, 4/10/13 (2)		1,000	1,044,633
5.13%, 6/10/14 (2)		2,750	2,961,002
New York Life Global Funding 4.65%, 5/9/13 (2)		1,000	1,048,421
Prudential Financial, Inc.
2.75%, 1/14/13		4,350	4,387,480
5.10%, 9/20/14		774	832,480

			13,310,361

INVESTMENT COMPANIES – 1.1%
FIH Erhvervsbank A/S
2.00%, 6/12/13 (2)	DK	6,100	6,186,900
2.45%, 8/17/12 (2)	DK	7,200	7,273,253

			13,460,153

MANUFACTURING DIVERSIFIED – 0.3%
Tyco International Finance SA 6.00%, 11/15/13	LU	3,115	3,374,582

MULTIMEDIA – 1.6%
Comcast Cable Communications Holdings, Inc. 8.38%, 3/15/13		4,300	4,676,310

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

NBCUniversal Media LLC 2.10%, 4/1/14		$2,975	$3,024,013
Reed Elsevier Capital, Inc. 4.63%, 6/15/12		5,650	5,742,350
The Walt Disney Co. 6.38%, 3/1/12		2,700	2,724,316
Thomson Reuters Corp. 5.95%, 7/15/13	CA	3,000	3,196,470

			19,363,459

OFFICE EQUIPMENT – 0.3%
Xerox Corp. 1.28%, 5/16/14 (1)		4,025	3,965,893

OIL & GAS – 1.8%
Apache Corp. 6.00%, 9/15/13		4,000	4,357,652
BP Capital Markets PLC 3.13%, 10/1/15	GB	2,700	2,828,042
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19	LU	380	451,782
PC Financial Partnership 5.00%, 11/15/14		2,650	2,863,836
Shell International Finance BV 1.88%, 3/25/13	NL	5,700	5,806,083
TNK-BP Finance SA
6.63%, 3/20/17	LU	516	523,740
7.50%, 7/18/16	LU	346	365,030
7.88%, 3/13/18	LU	270	288,563
Total Capital Canada Ltd. 1.63%, 1/28/14	CA	3,250	3,304,701

			20,789,429

PERSONAL PRODUCTS – 0.6%
Colgate-Palmolive Co. 0.60%, 11/15/14		3,075	3,073,951
The Procter & Gamble Co. 0.70%, 8/15/14		4,350	4,371,202

			7,445,153

PHARMACEUTICALS – 1.4%
Express Scripts, Inc.
5.25%, 6/15/12		3,075	3,133,133
6.25%, 6/15/14		900	980,943
McKesson Corp. 3.25%, 3/1/16		3,075	3,254,343

	Country Code**	Principal Amount (000)	Value

Medco Health Solutions, Inc. 2.75%, 9/15/15		$2,700	$2,715,271
Novartis Capital Corp. 1.90%, 4/24/13		2,975	3,033,396
Teva Pharmaceutical Finance III LLC 1.50%, 6/15/12		3,650	3,663,848

			16,780,934

PIPELINES – 0.3%
Enterprise Products Operating LLC 7.63%, 2/15/12		2,475	2,490,608
TransCanada PipeLines Ltd. 8.63%, 5/15/12	CA	1,525	1,569,873

			4,060,481

REAL ESTATE INVESTMENT TRUSTS – 0.8%
HCP, Inc. 2.70%, 2/1/14		1,525	1,522,783
Simon Property Group LP 4.20%, 2/1/15		3,675	3,897,058
WEA Finance LLC / WCI Finance LLC 5.40%, 10/1/12(2)		4,350	4,456,897

			9,876,738

REFINING – 0.6%
Energy Transfer Partners LP 5.65%, 8/1/12		3,325	3,397,056
XTO Energy, Inc. 5.75%, 12/15/13		3,175	3,477,975

			6,875,031

RETAIL – 0.4%
Wal-Mart Stores, Inc. 3.20%, 5/15/14		4,000	4,224,380

SAVINGS & LOANS – 0.2%
U.S. Central Federal Credit Union 1.90%, 10/19/12		2,400	2,433,482

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.3%
Intel Corp. 1.95%, 10/1/16		3,175	3,263,954

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

SOFTWARE – 0.8%
Microsoft Corp. 2.95%, 6/1/14		$5,000	$5,311,360
Oracle Corp. 4.95%, 4/15/13		4,100	4,329,797

			9,641,157

SPECIAL PURPOSE BANKS – 3.8%
Kreditanstalt fuer Wiederaufbau
0.29%, 6/17/13 (1)	DE	11,900	11,894,371
2.50%, 5/28/13	DE	5,500	5,627,364
Landwirtschaftliche Rentenbank
1.88%, 9/24/12	DE	12,300	12,402,287
3.25%, 3/15/13	DE	9,000	9,249,570
4.13%, 7/15/13	DE	5,200	5,448,544

			44,622,136

SPECIAL PURPOSE ENTITIES – 0.4%
MassMutual Global Funding II 1.07%, 9/27/13 (1)(2)		5,300	5,278,339

TELECOMMUNICATIONS – 3.8%
AT&T, Inc.
2.40%, 8/15/16		7,950	8,111,282
2.95%, 5/15/16		2,800	2,917,984
France Telecom SA 4.38%, 7/8/14	FR	6,000	6,337,914
Rogers Communications, Inc.
5.50%, 3/15/14	CA	625	673,710
6.38%, 3/1/14	CA	4,250	4,686,186
Telecom Italia Capital 5.25%, 11/15/13	LU	4,175	4,010,438
Telefonica Emisiones SAU 5.86%, 2/4/13	ES	3,500	3,558,681
Verizon Wireless Capital LLC
5.25%, 2/1/12		4,625	4,640,942
7.38%, 11/15/13		1,803	2,007,532
Vodafone Group PLC
2.88%, 3/16/16	GB	4,225	4,383,877
5.35%, 2/27/12	GB	3,225	3,246,991

			44,575,537

	Country Code**	Principal Amount (000)	Value

TOBACCO – 0.3%
Philip Morris International, Inc. 4.88%, 5/16/13		$3,750	$3,957,206

TRANSPORTATION – 1.3%
Burlington Northern Santa Fe Corp. 5.90%, 7/1/12		4,200	4,294,865
CSX Corp. 5.75%, 3/15/13		2,450	2,579,017
OeBB Infrastruktur AG 4.63%, 11/21/13	AT	7,700	8,089,828

			14,963,710

UTILITIES – 1.3%
Duke Energy Corp. 6.30%, 2/1/14		4,650	5,130,270
MidAmerican Energy Holdings Co. 5.00%, 2/15/14		3,600	3,868,024
Progress Energy, Inc. 6.85%, 4/15/12		3,050	3,101,630
Public Service Co. of Colorado 7.88%, 10/1/12		1,125	1,183,275
Southern Co. 4.15%, 5/15/14		1,400	1,495,549

			14,778,748

Total Corporate Debt Obligations (Cost $539,128,030)			542,539,176

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 0.1%
Swedish Housing Finance Corp. 3.13%, 3/23/12 (2) (Cost $1,706,557)	SE	1,700	1,709,432

FOREIGN GOVERNMENT OBLIGATIONS – 1.5%
Colombia Government International Bond 4.38%, 7/12/21	CO	3,140	3,375,500
Province of Ontario 1.88%, 11/19/12	CA	14,300	14,474,317

Total Foreign Government Obligations (Cost $17,421,533)			17,849,817

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)	Value

MUNICIPAL BONDS – 3.4%
County of Suffolk NY 1.50%, 9/13/12		$5,360	$5,378,331
New York City, Subseries D 5.07%, 12/1/14		5,300	5,861,429
New York State Dormitory Authority
1.53%, 3/15/13		1,060	1,072,148
2.00%, 3/15/14		719	737,694
North Texas Tollway Authority 2.44%, 9/1/13		3,975	4,072,109
Pennsylvania Higher Education Assistance Agency 1.02%, 4/25/19 (1)		2,468	2,468,971
San Francisco, California City & County Airports Commission 1.87%, 5/1/12		3,500	3,513,685
South Carolina Student Loan Corp., Series A-1 0.63%, 12/3/18 (1)		5,675	5,592,047
State of California 3.95%, 11/1/15		1,950	2,044,419
State of New Jersey 2.02%, 8/15/14		5,300	5,480,677
State of Wisconsin 4.80%, 5/1/13		4,300	4,512,291

Total Municipal Bonds (Cost $40,246,251)			40,733,801

U.S. GOVERNMENT GUARANTEED NOTES – 6.3%
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1A 0.85%, 2/25/48 (1)(2)		1,788	1,784,045
NCUA Guaranteed Notes, Series 2010-A1, Class A 0.62%, 12/7/20 (1)		2,067	2,072,747
NCUA Guaranteed Notes, Series 2010-R1, Class 1A 0.72%, 10/7/20 (1)		1,304	1,305,236
NCUA Guaranteed Notes, Series 2010-R1, Class 2A 1.84%, 10/7/20		599	602,991

	Country Code**	Principal Amount (000)	Value

NCUA Guaranteed Notes, Series 2010-R2, Class 1A 0.64%, 11/6/17 (1)		$2,675	$2,674,733
NCUA Guaranteed Notes, Series 2011-R1, Class 1A 0.72%, 1/8/20 (1)		2,413	2,417,047
NCUA Guaranteed Notes, Series 2011-R3, Class 1A 0.68%, 3/11/20 (1)		4,270	4,275,838
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.65%, 3/6/20 (1)		4,439	4,439,247
NCUA Guaranteed Notes, Series 2011-R5, Class 1A 0.65%, 4/6/20 (1)		4,427	4,427,907
NCUA Guaranteed Notes, Series 2011-R6, Class 1A 0.65%, 5/7/20 (1)		4,329	4,329,385
TLGP Ally Financial, Inc. 2.20%, 12/19/12		6,900	7,031,583
TLGP Citigroup Funding, Inc.
1.88%, 10/22/12		11,300	11,455,488
1.88%, 11/15/12		4,300	4,361,903
TLGP Citigroup, Inc. 2.13%, 4/30/12		8,600	8,657,336
TLGP General Electric Capital Corp. 2.20%, 6/8/12		15,000	15,137,700

Total U.S. Government Guaranteed Notes (Cost $74,440,221)			74,973,186

U.S. GOVERNMENT AGENCY OBLIGATIONS – 12.8%
Federal Home Loan Mortgage Corp.
0.38%, 10/30/13		22,300	22,272,236
0.63%, 12/29/14		9,500	9,493,046
1.00%, 8/20/14		5,800	5,836,668
4.50%, 1/15/13(3)		8,200	8,560,046
4.50%, 5/1/23		9	9,076

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code**	Principal Amount (000)		Value

5.00%, 3/1/16		$1		$732
5.00%, 5/1/16		2		1,893
5.00%, 9/1/16		3		3,423
5.00%, 11/1/16		59		63,044
5.00%, 3/1/18		1		774
5.50%, 1/1/20		695		758,961
6.50%, 10/1/37		437		495,810
6.50%, 12/1/38		261		295,306
Federal National Mortgage Association
0.60%, 11/14/13		12,000		12,004,320
0.75%, 12/19/14		3,000		3,009,249
1.13%, 7/25/14		10,000		10,003,180
2.80%, 3/1/18		3,352		3,474,805
3.42%, 10/1/20		1,582		1,676,354
3.63%, 12/1/20		1,187		1,272,906
3.74%, 6/1/18		29,999		32,233,308
3.75%, 3/1/18		4,100		4,425,195
3.84%, 5/1/18		2,320		2,513,385
4.32%, 7/1/21		19,903		21,948,229
5.50%, 5/1/25		9,927		10,789,882
6.00%, 3/1/32		0	*	81
6.00%, 5/1/33		3		2,889
6.00%, 12/1/33		1		1,651
6.00%, 4/1/35		2		1,888
6.00%, 2/1/36		4		4,388
6.00%, 3/1/36		3		3,248
6.00%, 5/1/36		1		1,219
6.00%, 6/1/36		3		3,428

Total U.S. Government Agency Obligations (Cost $149,848,109)				151,160,620

Country Code**	Principal Amount (000)	Value

U.S. TREASURY OBLIGATIONS – 20.8%
U.S. Treasury Inflation Indexed Bonds
1.88%, 7/15/13	$7,027	$7,348,590
2.00%, 7/15/14	4,204	4,529,962
U.S. Treasury Notes
0.25%, 11/30/13	58,900	58,906,891
0.25%, 12/15/14	12,100	12,060,300
0.38%, 8/31/12	15,000	15,026,370
0.38%, 10/31/12	24,500	24,548,804
0.38%, 11/15/14	15,900	15,909,937
0.63%, 7/31/12	86,600	86,867,248
1.38%, 1/15/13	20,400	20,653,409

Total U.S. Treasury Obligations (Cost $245,442,686)		245,851,511

	Shares

SHORT TERM INVESTMENTS – 0.6%
MUTUAL FUNDS – 0.6%
State Street Institutional Liquid Reserves Fund, 0.17% (Cost $6,948,299)	6,948,299	6,948,299

TOTAL INVESTMENTS – 99.5%
(Cost $1,172,132,480)		1,179,121,963
Other assets less liabilities – 0.5%		5,895,765

NET ASSETS – 100.0%		$1,185,017,728

FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
NCUA	National Credit Union Administration
TLGP	Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the Federal Deposit Insurance Corporation guarantees principal and interest in the event of payment default or bankruptcy until the earlier of maturity date of the debt or until June 30, 2012.
AT	Austria
AU	Australia
CA	Canada
CH	Switzerland
CL	Chile
CO	Columbia
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
IT	Italy
LU	Luxembourg

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

NL	Netherlands
NO	Norway
SE	Sweden

*	Amount is less than $500.
**	Unless otherwise noted the issuer country code for all securities is United States.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $150,068,459, representing 12.7% of net assets.
(3)	At the period end, securities (or portions thereof) with an aggregate market value of $1,409,276 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation / (Depreciation) ($)
Short	U.S. Treasury 10 Year Note March Futures	3/21/12	426	(367,523)
Long	U.S. Treasury 2 Year Note March Futures	3/30/12	1,650	108,855
Short	U.S. Treasury 30 Year Bond March Futures	3/21/12	229	(700,331)
Short	U.S. Treasury 5 Year Note March Futures	3/30/12	152	(17,530)
Long	Ultra Long U.S. Treasury Bond March Futures	3/21/12	65	164,702

Net unrealized depreciation				(811,827)

(4)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$71,093,937	$—	$71,093,937
Collateralized Mortgage Obligations	—	26,262,184	—	26,262,184
Corporate Debt Obligations (a)	—	542,539,176	—	542,539,176
Foreign Government Agency Obligations	—	1,709,432	—	1,709,432
Foreign Government Obligations	—	17,849,817	—	17,849,817
Municipal Bonds	—	40,733,801	—	40,733,801
U.S. Government Guaranteed Notes	—	74,973,186	—	74,973,186
U.S. Government Agency Obligations	—	151,160,620	—	151,160,620
U.S. Treasury Obligations	245,851,511	—	—	245,851,511
Short Term Investments
Mutual Funds	6,948,299	—	—	6,948,299

Total Investments	252,799,810	926,322,153	—	1,179,121,963

See Notes to Financial Statements.

SC SM GOLDMAN SACHS SHORT DURATION FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

Assets (Continued)	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial Derivative Instruments
Futures Contracts	$273,557	$—	$—	$273,557

Total Financial Derivative Instruments	$273,557	$—	$—	$273,557

Liabilities
Financial Derivative Instruments
Futures Contracts	$(1,085,384)	$—	$—	$(1,085,384)

Total Financial Derivative Instruments	$(1,085,384)	$—	$—	$(1,085,384)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.2%
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1A 0.36%, 1/25/37 (1)		$21	$4,298
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 5.72%, 1/25/37 (2)		291	104,538
Lehman XS Trust, Series 2005-7N, Class 3A1 0.57%, 12/25/35 (1)		268	118,921
SACO I Trust, Series 2005-2, Class A 0.69% 4/25/35 (1)(3)		20	7,730

Total Asset Backed Securities (Cost $188,166)			235,487

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.7%
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6 0.69%, 5/25/35 (1)		40	25,908
Banc of America Funding Corp., Series 2006-A, Class 3A2 2.79%, 2/20/36 (1)		321	166,544
Banc of America Funding Corp., Series 2006-B, Class 2A1 2.87%, 3/20/36 (1)		120	76,292
Countrywide Alternative Loan Trust, Series 2005-43, Class 4A3 5.30%, 10/25/35 (1)		46	26,712

	Country Code*	Principal Amount (000)	Value

Countrywide Alternative Loan Trust, Series 2006-0A2, Class A5 0.51%, 5/20/46 (1)		$52	$18,941
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A1 0.61%, 3/25/35 (1)		71	39,931
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class A1A 0.61%, 3/25/35 (1)		42	19,573
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A3 5.50%, 12/25/35		29	19,899
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A 0.53%, 3/19/45 (1)		17	10,045
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5 6.00%, 5/25/36		34	23,639
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 0.52%, 3/19/36 (1)		386	201,379
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 1A2 6.00%, 7/25/37		223	164,422
IndyMac INDEX Mortgage Loan Trust, Series 2005-AR13, Class 4A1 2.44%, 8/25/35 (1)		33	21,638

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

IndyMac INDEX Mortgage Loan Trust, Series 2005-AR15, Class A1 4.91%, 9/25/35 (1)		$46	$31,958
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A97 6.00%, 8/25/37		56	46,516
MortgageIT Trust, Series 2005-1, Class 1A1 0.61%, 2/25/35 (1)		253	193,375
Residential Accredit Loans, Inc., Series 2006-Q010, Class A1 0.45%, 1/25/37 (1)		530	281,651
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1 5.50%, 2/25/36 (1)		254	130,576
Residential Asset Securitization Trust, Series 2006-R1, Class A2 0.69%, 1/25/46 (1)		1,815	755,288
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3 6.00%, 5/25/37		51	35,684
Structured Asset Mortgage Investments, Inc., Series 2005-AR6, Class 2A1 0.60%, 9/25/45 (1)		27	14,584
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 1A2 5.93%, 10/25/36 (1)		398	257,614
Wamu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 2A3 5.68%, 10/25/36 (1)		79	57,556

	Country Code*	Principal Amount (000)	Value

Wamu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1 2.39%, 12/25/36 (1)		$138	$88,941

Total Collateralized Mortgage Obligations (Cost $2,277,148)			2,708,666

CORPORATE DEBT OBLIGATIONS – 87.8%
ADVERTISING – 0.6%
Affinion Group, Inc. 7.88%, 12/15/18		500	422,500
Lamar Media Corp. 7.88%, 4/15/18		250	265,000
Visant Corp. 10.00%, 10/1/17		375	343,125

			1,030,625

AEROSPACE & DEFENSE – 1.1%
Alliant Techsystems, Inc. 6.88%, 9/15/20		250	255,000
BE Aerospace, Inc. 6.88%, 10/1/20		250	272,500
Esterline Technologies Corp. 7.00%, 8/1/20		375	395,625
TransDigm, Inc. 7.75%, 12/15/18		750	806,250

			1,729,375

AGRICULTURAL – 0.1%
Brickman Group Holdings, Inc. 9.13%, 11/1/18 (3)		250	222,500

AIRLINES – 0.7%
Continental Airlines, Inc. 7.75%, 7/2/14		184	185,394
Delta Air Lines, Inc. 9.50%, 9/15/14 (3)		397	408,910
United Air Lines, Inc. 9.75%, 1/15/17		534	576,294

			1,170,598

AUTO PARTS – 0.6%
Tomkins LLC 9.00%, 10/1/18 (2)		900	997,875

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

AUTOMOBILES & COMPONENTS – 0.4%
Exide Technologies 8.63%, 2/1/18		$500	$385,000
Hyva Global BV 8.63%, 3/24/16 (3)	NL	250	206,250
Oshkosh Corp. 8.25%, 3/1/17		50	52,000
8.50%, 3/1/20		50	51,500

			694,750

AUTOMOTIVE – 3.7%
Allison Transmission, Inc. 7.13%, 5/15/19 (3)		200	196,000
Arvinmeritor, Inc. 8.13%, 9/15/15		105	93,975
Commercial Vehicle Group, Inc. 7.88%, 4/15/19 (3)		200	192,500
Conti-Gummi Finance BV 7.13%, 10/15/18	NL	324	323,563
7.50%, 9/15/17	NL	129	131,366
8.50%, 7/15/15	NL	97	104,592
Cooper-Standard Automotive, Inc. 8.50%, 5/1/18		375	392,344
Ford Motor Credit Co. LLC 6.63%, 8/15/17		500	544,279
7.00%, 10/1/13		165	174,955
7.50%, 8/1/12		125	129,015
8.00%, 12/15/16		1,000	1,134,609
8.13%, 1/15/20		225	264,840
12.00%, 5/15/15		1,000	1,224,990
Pittsburgh Glass Works LLC 8.50%, 4/15/16 (3)		175	168,437
The Goodyear Tire & Rubber Co. 8.25%, 8/15/20		300	327,000
10.50%, 5/15/16		65	71,663
TRW Automotive, Inc. 7.25%, 3/15/17 (3)		500	535,000

			6,009,128

	Country Code*	Principal Amount (000)	Value

BANKS – 5.7%
Ally Financial, Inc. 0.00%, 6/15/15 (4)		$500	$370,000
4.50%, 2/11/14		1,000	965,000
6.25%, 12/1/17		250	241,150
7.50%, 9/15/20		250	252,500
8.00%, 11/1/31		770	727,650
8.30%, 2/12/15		250	263,750
Bank of America Corp. 6.00%, 9/1/17		285	278,339
Barclays Bank PLC 14.00%, 6/15/19 (1)	GB	621	695,744
Credit Agricole SA 8.38%, 10/13/19 (1)(3)	FR	750	562,500
HBOS PLC 6.75%, 5/21/18 (3)	GB	2,100	1,683,763
Intesa Sanpaolo SpA 8.05%, 6/20/18 (1)	IT	518	332,881
Rabobank Nederland Boerenleenbank BA 11.00%, 6/30/19 (1)(3)	NL	600	702,000
RBS Capital Trust 6.47%, 6/30/12 (5)		65	32,292
Regions Bank 7.50%, 5/15/18		175	173,250
Regions Financial Corp. 7.38%, 12/10/37		1,000	840,000
Royal Bank of Scotland Group PLC 7.65%, 9/30/31 (1)	GB	375	255,469
Societe Generale 5.92%, 4/15/17 (1)(3)	FR	150	91,303
Wachovia Capital Trust III 5.57%, 1/17/12 (1)		1,000	837,500

			9,305,091

BIOTECHNOLOGY – 0.2%
STHI Holding Corp. 8.00%, 3/15/18 (3)		350	359,625

BUILDING & CONSTRUCTION – 0.3%
Aguila 3 SA 7.88%, 1/31/18 (3)	LU	450	436,500

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

BUILDING MATERIALS – 1.5%
Associated Materials LLC 9.13%, 11/1/17		$500	$436,250
Building Materials Corp. of America 6.75%, 5/1/21 (3)		250	262,500
6.88%, 8/15/18 (3)		100	105,000
7.50%, 3/15/20 (3)		250	270,000
Calcipar SA 6.88%, 5/1/18 (3)	LU	200	180,000
Cemex SAB de CV 9.00%, 1/11/18 (3)	MX	500	398,750
Grohe Holding Gmbh 5.43%, 9/15/17 (1)	DE	129	113,894
Masonite International Corp. 8.25%, 4/15/21 (3)	CA	500	490,000
Roofing Supply Group LLC 8.63%, 12/1/17 (3)		135	137,700
Xefin Lux SCA 8.00%, 6/1/18	LU	129	116,483

			2,510,577

CHEMICALS – 4.3%
Basell Finance Co. BV 8.10%, 3/15/27 (3)	NL	300	327,000
Celanese US Holdings LLC 5.88%, 6/15/21		250	258,125
6.63%, 10/15/18		125	132,813
CF Industries, Inc. 6.88%, 5/1/18		250	286,250
7.13%, 5/1/20		125	147,812
Chemtura Corp. 7.88%, 9/1/18		250	257,500
Hexion US Finance Corp. 8.88%, 2/1/18		750	703,125
9.00%, 11/15/20		750	618,750
Huntsman International LLC 8.63%, 3/15/20		400	424,000
8.63%, 3/15/21		100	106,000
Ineos Finance PLC 9.00%, 5/15/15 (3)	GB	500	507,500
9.25%, 5/15/15	GB	162	159,355

	Country Code*	Principal Amount (000)	Value

Ineos Group Holdings PLC 7.88%, 2/15/16	GB	$971	$718,309
Kinove German Bondco GmbH 9.63%, 6/15/18 (3)	DE	350	332,500
Lyondell Chemical Co. 8.00%, 11/1/17		203	221,777
11.00%, 5/1/18		175	190,843
Nalco Co. 6.63%, 1/15/19 (3)		500	578,750
Oxea Finance 9.50%, 7/15/17 (3)	LU	237	237,000
9.63%, 7/15/17	LU	307	299,700
Rain CII Carbon LLC 8.00%, 12/1/18 (3)		150	150,375
Styrolution GmbH 7.63%, 5/15/16	DE	324	226,494
Vertellus Specialties, Inc. 9.38%, 10/1/15 (3)		200	153,000

			7,036,978

COAL – 1.5%
Arch Coal, Inc. 7.00%, 6/15/19 (3)		250	255,000
7.25%, 10/1/20		100	102,250
7.25%, 6/15/21 (3)		250	256,875
CONSOL Energy, Inc. 6.38%, 3/1/21 (3)		150	151,500
8.00%, 4/1/17		750	821,250
8.25%, 4/1/20		250	276,250
Peabody Energy Corp. 6.00%, 11/15/18 (3)		500	510,000
6.50%, 9/15/20		100	105,000

			2,478,125

COMMERCIAL SERVICES – 1.5%
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15 (6)		500	513,750
Emergency Medical Services Corp. 8.13%, 6/1/19		250	249,375
Interactive Data Corp. 10.25%, 8/1/18		250	273,750
Jaguar Holding Co. 9.50%, 12/1/19 (3)		250	262,500

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Live Nation Entertainment, Inc. 8.13%, 5/15/18 (3)		$250	$251,875
PHH Corp. 9.25%, 3/1/16		100	95,000
Seminole Indian Tribe of Florida
7.75%, 10/1/17 (3)		75	78,000
The Hertz Corp. 6.75%, 4/15/19		500	501,250
7.38%, 1/15/21		250	254,062

			2,479,562

COMPUTER & PERIPHERALS – 1.3%
Aramark Corp. 3.93%, 2/1/15 (1)		525	506,625
8.50%, 2/1/15		75	76,875
Brocade Communications Systems, Inc. 6.63%, 1/15/18		100	104,000
6.88%, 1/15/20		250	266,250
SunGard Data Systems, Inc. 7.38%, 11/15/18		325	332,719
7.63%, 11/15/20		250	256,875
10.63%, 5/15/15		500	532,500

			2,075,844

CONSUMER PRODUCTS – 1.2%
Armored Autogroup, Inc. 9.25%, 11/1/18 (3)		250	193,125
Central Garden and Pet Co. 8.25%, 3/1/18		375	367,500
Jarden Corp. 7.50%, 5/1/17		500	530,000
8.00%, 5/1/16		250	270,000
Spectrum Brands Holdings, Inc. 9.50%, 6/15/18		500	546,875
The Scotts Miracle-Gro Co.
7.25%, 1/15/18		50	52,500

			1,960,000

CONSUMER SERVICES – 0.3%
WMG Acquisition Corp.
9.50%, 6/15/16		500	542,500

	Country Code*	Principal Amount (000)	Value

CONTAINERS & GLASS – 1.9%
ARD Finance SA 11.13%, 6/1/18 (3)(6)	LU	$212	$179,344
Ardagh Packaging Finance
7.38%, 10/15/17	IE	259	253,673
9.25%, 10/15/20	IE	129	116,806
Berry Plastics Corp.
5.15%, 2/15/15 (1)		445	439,438
9.50%, 5/15/18		500	502,500
Crown Americas LLC
7.63%, 5/15/17		150	163,688
Crown European Holdings SA
7.13%, 8/15/18	FR	65	65,521
Graphic Packaging International, Inc.
7.88%, 10/1/18		500	532,500
OI European Group B.V.
6.88%, 3/31/17	NL	65	65,036
Owens-Brockway Glass Container, Inc.
7.38%, 5/15/16		25	27,375
Packaging Dynamics Corp.
8.75%, 2/1/16 (3)		150	150,000
Sealed Air Corp.
8.13%, 9/15/19 (3)		250	273,750
8.38%, 9/15/21 (3)		250	276,250

			3,045,881

ELECTRIC UTILITIES – 0.1%
CMS Energy Corp.
8.75%, 6/15/19		150	177,712

ELECTRONICS – 0.1%
NXP BV
3.15%, 10/15/13 (1)	NL	75	75,000

ENERGY – 0.3%
Covanta Holding Corp.
7.25%, 12/1/20		100	105,116
Headwaters, Inc.
7.63%, 4/1/19		350	309,750

			414,866

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

FINANCIALS – 4.6%
CIT Group, Inc.
7.00%, 5/1/15		$661	$661,824
7.00%, 5/1/16		1,500	1,499,839
7.00%, 5/1/17		641	641,179
E*Trade Financial Corp.
6.75%, 6/1/16		100	97,000
FCE Bank PLC
7.13%, 1/15/13	GB	647	661,686
International Lease Finance Corp.
6.25%, 5/15/19		200	184,758
6.63%, 11/15/13		100	99,500
7.13%, 9/1/18 (3)		500	517,500
8.25%, 12/15/20		400	404,000
8.63%, 9/15/15		750	768,750
8.75%, 3/15/17		475	489,250
Pinnacle Foods Finance LLC
8.25%, 9/1/17		500	520,000
SLM Corp., Series A
8.00%, 3/25/20		150	151,500
8.45%, 6/15/18		360	370,800
Springleaf Finance Corp.
6.90%, 12/15/17		250	180,000
UPCB Finance Ltd.
7.63%, 1/15/20	KY	324	319,518

			7,567,104

FOOD, BEVERAGES & RESTAURANTS – 2.4%
Bumble Bee Acquisition Corp.
9.00%, 12/15/17 (3)		238	241,570
Bumble Bee Holding Co. SCA 9.63%, 3/15/18 (3)(6)	LU	250	222,500
Constellation Brands, Inc.
7.25%, 5/15/17		150	165,000
Cott Beverages, Inc.
8.13%, 9/1/18		250	270,000
Del Monte Corp.
7.63%, 2/15/19		500	480,000
Michael Foods, Inc.
9.75%, 7/15/18		500	526,250
Pilgrim’s Pride Corp.
7.88%, 12/15/18		500	470,000

	Country Code*	Principal Amount (000)	Value

Refresco Group BV
7.38%, 5/15/18	NL	$129	$121,660
Simmons Foods, Inc.
10.50%, 11/1/17 (3)		125	104,062
Smithfield Foods, Inc.
7.75%, 7/1/17		500	547,500
TreeHouse Foods, Inc.
7.75%, 3/1/18		250	270,625
U.S. Foodservice
8.50%, 6/30/19 (3)		500	483,750

			3,902,917

GAMING – 2.4%
Ameristar Casinos, Inc.
7.50%, 4/15/21		500	515,000
MGM Resorts International
7.63%, 1/15/17		1,250	1,190,625
9.00%, 3/15/20		250	276,875
10.38%, 5/15/14		750	856,875
11.13%, 11/15/17		175	199,500
Seneca Gaming Corp.
8.25%, 12/1/18 (3)		125	122,187
Wynn Las Vegas Capital Corp.
7.75%, 8/15/20		250	277,500
7.88%, 11/1/17		500	548,750

			3,987,312

GAS & PIPELINE UTILITIES – 0.5%
Enterprise Products Operating LP
8.38%, 8/1/66 (1)		750	802,500

HEALTH CARE – 3.9%
American Renal Holdings
8.38%, 5/15/18		100	105,000
Capella Healthcare, Inc.
9.25%, 7/1/17		250	253,750
Community Health Systems, Inc.
8.88%, 7/15/15		500	516,250
DaVita, Inc.
6.38%, 11/1/18		175	179,156
6.63%, 11/1/20		250	256,875
DJO Finance LLC
7.75%, 4/15/18		500	383,750
9.75%, 10/15/17		500	388,750

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

HCA Holdings, Inc.
7.75%, 5/15/21		$250	$254,375
HCA, Inc.
6.50%, 2/15/20		900	933,750
7.25%, 9/15/20		400	422,000
7.50%, 2/15/22		875	894,687
8.50%, 4/15/19		150	164,250
9.88%, 2/15/17		81	88,493
IASIS Healthcare LLC
8.38%, 5/15/19		400	349,000
Tenet Healthcare Corp.
8.00%, 8/1/20		500	500,625
Vanguard Health Holding Co. II LLC
8.00%, 2/1/18		700	694,750

			6,385,461

HEALTH CARE - FACILITIES – 1.4%
Alere, Inc.
8.63%, 10/1/18		275	270,875
Biomet, Inc.
10.00%, 10/15/17		350	378,000
10.38%, 10/15/17 (6)		1,250	1,353,125
11.63%, 10/15/17		320	347,200

			2,349,200

HOLDING COMPANIES – 1.6%
Reynolds Group Issuer, Inc.
6.88%, 2/15/21 (3)		100	99,500
7.13%, 4/15/19 (3)		350	356,125
7.88%, 8/15/19 (3)		250	261,250
8.25%, 2/15/21 (3)		500	442,500
8.75%, 10/15/16 (3)		500	526,250
9.00%, 4/15/19 (3)		500	475,000
9.25%, 5/15/18 (3)		250	239,375
9.88%, 8/15/19 (3)		250	242,500

			2,642,500

HOTELS, RESTAURANTS & LEISURE – 0.6%
CityCenter Holdings LLC
7.63%, 1/15/16 (3)		100	102,500
10.75%, 1/15/17 (3)(6)		264	259,061
Eldorado Resorts LLC
8.63%, 6/15/19 (3)		250	223,125

	Country Code*	Principal Amount (000)	Value

Marina District Finance Co., Inc.
9.50%, 10/15/15		$50	$46,750
9.88%, 8/15/18		200	182,500
Scientific Games Corp.
8.13%, 9/15/18		100	102,500

			916,436

INSURANCE – 0.2%
American International Group, Inc.
0.65%, 3/20/12 (1)		40	39,649
8.18%, 5/15/58 (1)		250	222,500
Towergate Finance PLC
8.50%, 2/15/18	GB	155	136,664

			398,813

LEISURE & ENTERTAINMENT – 0.9%
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/18		500	342,500
11.25%, 6/1/17		500	530,625
Cinemark USA, Inc.
7.38%, 6/15/21		250	255,625
Production Resource Group, Inc.
8.88%, 5/1/19 (3)		125	114,375
Travelport LLC
9.88%, 9/1/14		100	59,500
11.88%, 9/1/16		350	101,500

			1,404,125

MACHINERY – 0.6%
Case New Holland, Inc.
7.88%, 12/1/17		350	395,500
The Manitowoc Co., Inc.
8.50%, 11/1/20		500	526,875

			922,375

MANUFACTURING DIVERSIFIED – 1.7%
Actuant Corp.
6.88%, 6/15/17		15	15,450
Amsted Industries, Inc.
8.13%, 3/15/18 (3)		250	265,000
Bombardier, Inc.
7.50%, 3/15/18 (3)	CA	275	294,250
Griffon Corp.
7.13%, 4/1/18		200	198,000

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Polymer Group, Inc.
7.75%, 2/1/19 (3)		$250	$258,750
Polypore International, Inc.
7.50%, 11/15/17		150	155,250
RBS Global, Inc.
8.50%, 5/1/18		1,000	1,060,000
11.75%, 8/1/16		250	262,500
SPX Corp.
6.88%, 9/1/17		200	216,000

			2,725,200

METALS & MINING – 1.7%
Aleris International, Inc.
7.63%, 2/15/18		750	731,250
FMG Resources (August 2006) Property Ltd.
7.00%, 11/1/15 (3)	AU	125	126,250
Novelis, Inc.
8.38%, 12/15/17	CA	500	531,250
8.75%, 12/15/20	CA	1,000	1,072,500
Steel Dynamics, Inc.
7.63%, 3/15/20		25	26,375
7.75%, 4/15/16		50	52,125
Teck Resources, Ltd.
9.75%, 5/15/14	CA	121	142,195
10.25%, 5/15/16	CA	129	148,350

			2,830,295

MULTIMEDIA – 6.8%
AMC Networks, Inc.
7.75%, 7/15/21 (3)		200	217,500
Cablevision Systems Corp.
7.75%, 4/15/18		250	265,000
CCO Holdings LLC
6.50%, 4/30/21		500	506,250
7.38%, 6/1/20		250	263,750
7.88%, 4/30/18		250	266,562
8.13%, 4/30/20		200	219,000
Cequel Communications Holdings I LLC
8.63%, 11/15/17 (3)		500	530,000
Clear Channel Worldwide Holdings, Inc. Series B
9.25%, 12/15/17		750	810,000

	Country Code*	Principal Amount (000)	Value

CSC Holdings LLC
7.63%, 7/15/18		$210	$231,000
7.88%, 2/15/18		865	957,987
DISH DBS Corp.
6.75%, 6/1/21		250	269,375
7.13%, 2/1/16		935	1,007,462
7.75%, 5/31/15		75	82,500
7.88%, 9/1/19		100	113,000
Insight Communications Co., Inc.
9.38%, 7/15/18 (3)		300	342,750
Kabel BW Erste Beteiligungs GmbH
7.50%, 3/15/19 (3)	DE	474	484,298
LIN Television Corp. 8.38%, 4/15/18		250	243,438
LIN Television Corp., Series B
6.50%, 5/15/13		151	151,189
Musketeer GmbH
9.50%, 3/15/21	DE	324	323,563
Nara Cable Funding Ltd.
8.88%, 12/1/18	IE	129	113,894
Nielsen Finance LLC
7.75%, 10/15/18		400	432,000
11.50%, 5/1/16		162	185,490
The McClatchy Co.
11.50%, 2/15/17		250	241,875
Univision Communications, Inc.
6.88%, 5/15/19 (3)		500	482,500
7.88%, 11/1/20 (3)		325	329,875
8.50%, 5/15/21 (3)		250	227,500
UPC Holding BV
8.00%, 11/1/16	NL	324	321,945
8.38%, 8/15/20	NL	647	609,916
9.75%, 4/15/18	NL	129	131,690
Videotron Ltee
9.13%, 4/15/18	CA	600	660,750

			11,022,059

OIL & GAS – EXPLORATION & PRODUCTION – 4.3%
Calumet Specialty Products Partners LP
9.38%, 5/1/19 (3)		150	145,500
Coffeyville Resources LLC
9.00%, 4/1/15 (3)		45	47,700

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Concho Resources, Inc.
6.50%, 1/15/22		$400	$418,000
7.00%, 1/15/21		200	214,750
Continental Resources, Inc.
7.13%, 4/1/21		75	81,375
7.38%, 10/1/20		50	54,500
8.25%, 10/1/19		50	55,000
Denbury Resources, Inc.
8.25%, 2/15/20		149	166,508
9.75%, 3/1/16		250	275,625
Forest Oil Corp.
7.25%, 6/15/19		125	127,500
8.50%, 2/15/14		250	272,500
Linn Energy LLC
8.63%, 4/15/20		425	461,125
Newfield Exploration Co.
6.88%, 2/1/20		250	267,500
7.13%, 5/15/18		330	352,275
NFR Energy LLC
9.75%, 2/15/17 (3)		250	225,000
Oasis Petroleum, Inc.
6.50%, 11/1/21		250	248,125
OGX Petroleo e Gas Participacoes SA
8.50%, 6/1/18 (3)	BR	500	490,000
Petrohawk Energy Corp.
6.25%, 6/1/19		250	275,000
7.25%, 8/15/18		550	618,750
10.50%, 8/1/14		250	278,125
Plains Exploration & Production Co.
6.63%, 5/1/21		500	525,000
7.63%, 4/1/20		325	351,812
SandRidge Energy, Inc.
7.50%, 3/15/21		1,000	992,500

			6,944,170

OIL & GAS EQUIPMENT & SERVICES – 0.6%
Cie Generale De Geophysique-Veritas
6.50%, 6/1/21	FR	250	242,500
7.75%, 5/15/17	FR	175	177,188
Dresser-Rand Group, Inc.
6.50%, 5/1/21 (3)		200	204,500
Expro Finance Luxembourg SCA
8.50%, 12/15/16 (3)	LU	250	220,000

	Country Code*	Principal Amount (000)	Value

Thermon Industries, Inc.
9.50%, 5/1/17		$171	$184,252

			1,028,440

PAPER PRODUCTS – 1.0%
Georgia-Pacific LLC
7.25%, 6/1/28		10	12,065
7.70%, 6/15/15		815	946,900
8.00%, 1/15/24		115	147,442
8.25%, 5/1/16 (3)		50	55,548
8.88%, 5/15/31		200	274,913
Sappi Papier Holding GmbH
6.63%, 4/15/21 (3)	AT	200	171,500

			1,608,368

PHARMACEUTICALS – 2.9%
ConvaTec Healthcare
10.50%, 12/15/18 (3)	LU	250	223,125
Endo Pharmaceuticals Holdings, Inc.
7.00%, 7/15/19		150	159,750
Grifols, Inc.
8.25%, 2/1/18		250	262,500
Mylan, Inc.
7.63%, 7/15/17 (3)		200	218,250
7.88%, 7/15/20 (3)		500	551,875
NBTY, Inc.
9.00%, 10/1/18		500	550,000
Novasep Holding SAS
9.75%, 12/15/16 (3)(5)	FR	200	95,000
Valeant Pharmaceuticals International
6.50%, 7/15/16 (3)		500	499,375
6.75%, 10/1/17 (3)		100	99,875
7.00%, 10/1/20 (3)		500	493,750
7.25%, 7/15/22 (3)		250	242,500
Warner Chilcott Co., LLC
7.75%, 9/15/18	PR	1,250	1,276,562

			4,672,562

PIPELINES – 1.3%
El Paso Corp.
7.80%, 8/1/31		200	230,500
8.05%, 10/15/30		1,010	1,176,650
Energy Transfer Equity
7.50%, 10/15/20		350	382,375

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

MarkWest Energy Partners LP
6.75%, 11/1/20		$100	$104,750
Regency Energy Partners LP
6.88%, 12/1/18		275	292,188

			2,186,463

REAL ESTATE INVESTMENT TRUSTS – 0.3%
Host Hotels & Resorts, Inc.
6.00%, 11/1/20		500	511,250

REFINING – 1.5%
Chesapeake Energy Corp.
7.25%, 12/15/18		150	165,750
7.63%, 7/15/13		25	26,438
9.50%, 2/15/15		1,500	1,717,500
Range Resources Corp.
5.75%, 6/1/21		250	270,625
6.75%, 8/1/20		150	166,500
7.25%, 5/1/18		25	26,750
7.50%, 10/1/17		125	132,812

			2,506,375

RETAIL – 2.0%
Inergy LP
6.88%, 8/1/21		73	73,365
7.00%, 10/1/18		150	152,250
Limited Brands, Inc.
6.63%, 4/1/21		175	185,500
7.00%, 5/1/20		75	81,187
Michaels Stores, Inc. 7.75%, 11/1/18		500	505,000
New Albertsons, Inc.
7.45%, 8/1/29		375	292,500
8.70%, 5/1/30		250	218,125
PETCO Animal Supplies, Inc.
9.25%, 12/1/18 (3)		250	268,125
Phillips-Van Heusen Corp.
7.38%, 5/15/20		500	542,500
QVC, Inc.
7.13%, 4/15/17 (3)		150	159,000
7.38%, 10/15/20 (3)		50	53,375
7.50%, 10/1/19 (3)		250	268,125

	Country Code*	Principal Amount (000)	Value

Roadhouse Financing, Inc.
10.75%, 10/15/17		$250	$243,125
Sally Beauty Holdings, Inc.
6.88%, 11/15/19 (3)		125	130,625
Suburban Propane Partners LP
7.38%, 3/15/20		50	52,000

			3,224,802

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.2%
Sensata Technologies BV
6.50%, 5/15/19 (3)	NL	250	246,875

SHIPBUILDING – 0.1%
Huntington Ingalls Industries, Inc.
6.88%, 3/15/18 (3)		175	171,500

SOFTWARE – 0.8%
Audatex North America, Inc.
6.75%, 6/15/18 (3)		250	252,500
Fidelity National Information Services, Inc.
7.63%, 7/15/17		250	270,625
First Data Corp.
8.25%, 1/15/21 (3)		500	447,500
9.88%, 9/24/15		13	12,220
12.63%, 1/15/21		100	87,000
ManTech International Corp.
7.25%, 4/15/18		175	178,281

			1,248,126

SPECIAL PURPOSE ENTITIES – 0.7%
NSG Holdings LLC
7.75%, 12/15/25 (3)		365	374,125
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (1)(3)	JE	200	176,108
Ziggo Bond Co. BV
8.00%, 5/15/18	NL	324	326,798
Ziggo Finance BV
6.13%, 11/15/17	NL	226	228,759

			1,105,790

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

TELECOMMUNICATIONS – 8.5%
Avaya, Inc.
7.00%, 4/1/19 (3)		$500	$485,000
Commscope, Inc.
8.25%, 1/15/19 (3)		750	750,000
Crown Castle International Corp.
7.13%, 11/1/19		375	405,000
Digicel Ltd.
8.25%, 9/1/17 (3)	BM	1,000	1,005,000
EH Holding Corp.
6.50%, 6/15/19 (3)		125	130,313
7.63%, 6/15/21 (3)		200	210,000
Frontier Communications Corp.
6.63%, 3/15/15		25	24,750
7.13%, 3/15/19		550	536,250
7.88%, 4/15/15		125	126,719
8.25%, 4/15/17		200	204,500
8.50%, 4/15/20		250	255,937
Intelsat Jackson Holdings SA
7.25%, 4/1/19 (3)	LU	350	355,250
7.25%, 10/15/20	LU	500	507,500
7.50%, 4/1/21 (3)	LU	500	505,625
8.50%, 11/1/19	LU	825	874,500
Intelsat Luxembourg SA
11.25%, 2/4/17	LU	500	483,750
11.50%, 2/4/17 (6)	LU	237	228,339
11.50%, 2/4/17 (3)(6)	LU	500	482,500
MetroPCS Wireless, Inc.
6.63%, 11/15/20		250	233,125
Qwest Communications International, Inc.
7.13%, 4/1/18		250	260,000
Sprint Capital Corp.
6.90%, 5/1/19		1,750	1,439,375
8.75%, 3/15/32		500	404,375
Sprint Nextel Corp.
6.00%, 12/1/16		145	120,350
8.38%, 8/15/17		500	448,125
Syniverse Holdings, Inc.
9.13%, 1/15/19		250	263,750
Telesat Canada LLC
11.00%, 11/1/15	CA	575	617,406
TW Telecom Holdings, Inc.
8.00%, 3/1/18		100	106,500

	Country Code*	Principal Amount (000)	Value

Vimpel-Communications
7.75%, 2/2/21 (3)	IE	$300	$256,875
VimpelCom Holdings BV
7.50%, 3/1/22 (3)	NL	250	210,000
Virgin Media Finance PLC
9.50%, 8/15/16	GB	175	196,438
Wind Acquisition Finance SA
7.25%, 2/15/18 (3)	LU	300	273,000
11.75%, 7/15/17 (3)	LU	750	671,250
Windstream Corp.
7.75%, 10/1/21		500	512,500
7.88%, 11/1/17		200	216,500

			13,800,502

TEXTILES & APPAREL – 0.1%
Levi Strauss & Co.
7.63%, 5/15/20		225	229,781

TRANSPORTATION – 0.4%
AMGH Merger Sub, Inc.
9.25%, 11/1/18 (3)		500	515,000
CMA CGM SA
8.50%, 4/15/17 (3)	FR	400	177,000

			692,000

UTILITIES – 6.0%
AES Red Oak LLC, Series A
8.54%, 11/30/19		715	736,192
Calpine Corp.
7.50%, 2/15/21 (3)		750	802,500
7.88%, 7/31/20 (3)		500	538,750
7.88%, 1/15/23 (3)		250	268,750
Energy Future Holdings Corp.
9.75%, 10/15/19		39	39,000
10.00%, 1/15/20		750	787,500
Energy Future Intermediate Holding Co. LLC
9.75%, 10/15/19		47	47,000
GenOn Energy, Inc.
7.63%, 6/15/14		500	500,000

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

GenOn REMA LLC, Series C
9.68%, 7/2/26		$100	$99,250
Intergen NV
9.00%, 6/30/17 (3)	NL	1,000	1,052,500
Midwest Generation LLC, Series B
8.56%, 1/2/16		395	399,379
NRG Energy, Inc.
7.38%, 1/15/17		500	518,750
7.63%, 1/15/18		250	250,000
7.88%, 5/15/21 (3)		150	146,250
8.50%, 6/15/19		1,050	1,065,750
Quicksilver Resources, Inc.
9.13%, 8/15/19		300	318,000
11.75%, 1/1/16		300	340,500
Tenaska Alabama Partners LP
7.00%, 6/30/21 (3)		299	313,667
The AES Corp.
7.38%, 7/1/21 (3)		300	323,250
7.75%, 10/15/15		175	190,312
8.00%, 10/15/17		245	269,500
8.00%, 6/1/20		500	550,000
9.75%, 4/15/16		175	200,375

			9,757,175

WHOLESALE – 0.4%
American Tire Distributors Holdings, Inc.
9.75%, 6/1/17		200	206,000
VWR Funding, Inc.
10.25%, 7/15/15 (6)		500	516,250

			722,250

Total Corporate Debt Obligations (Cost $140,624,877)			143,265,838

FOREIGN GOVERNMENT OBLIGATIONS – 1.1%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 1/1/12	BR	95	94,893
10.00%, 1/1/17	BR	1,823	1,751,941

Total Foreign Government Obligations (Cost $1,679,640)			1,846,834

	Country Code*	Principal Amount (000)	Value

BANK LOAN OBLIGATIONS – 1.8%
SENIOR LOANS – 1.8%
First Data Corp.
3.04%, 9/24/14 (1)		$443	$401,034
Newsday LLC
10.50%, 8/1/13		200	206,000
Quintiles Transnational Corp.
5.00%, 6/8/18 (1)		498	486,804
Springleaf Finance Funding
5.50%, 5/10/17 (1)		500	434,270
Texas Competitive Electric Holdings Co. LLC
4.78%, 10/10/17 (1)		1,384	873,297
Vodafone Americas Finance
6.87%, 8/11/15 (6)		535	533,825

Total Bank Loan Obligations (Cost $2,955,989)			2,935,230

		Shares
COMMON STOCKS – 0.0% +
MULTIMEDIA – 0.0% +
Dex One Corp.** (Cost $305,690)		9,862	16,371

		Principal Amount (000)
SHORT TERM INVESTMENTS – 5.2%
U.S. TREASURY OBLIGATIONS (7) – 4.8%
U.S. Treasury Bills
0.01%, 4/5/12 (8)		$1,200	1,199,938
0.01%, 4/12/12		300	299,985
0.01%, 4/26/12		100	99,993
0.01%, 6/14/12		300	299,932
0.03%, 3/22/12		400	399,985
0.04%, 4/12/12		100	99,995
0.04%, 5/17/12		200	199,974
0.04%, 6/21/12		300	299,923
0.05%, 3/15/12 (8)		1,600	1,599,936
0.05%, 5/10/12		500	499,946
0.05%, 6/14/12		400	399,910
0.06%, 5/24/12		700	699,896
0.09%, 8/23/12		300	299,864
0.11%, 10/18/12		200	199,864

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Country Code*	Principal Amount (000)	Value

0.14%, 5/3/12	$200	$199,983
0.18%, 6/28/12	1,000	999,705
0.23%, 4/5/12	80	79,996

Total U.S. Treasury Obligations (Cost $7,878,737)		7,878,825

	Shares
MUTUAL FUNDS – 0.4%
State Street Institutional U.S. Government Money Market Fund (Cost $624,741)	624,741	624,741

Total Short Term Investments (Cost $8,503,478)		8,503,566

TOTAL INVESTMENTS – 97.8%
(Cost $156,534,988)		159,511,992
Other assets less liabilities – 2.2%		3,615,277

NET ASSETS – 100.0%		$163,127,269

AT	Austria
AU	Australia
BM	Bermuda
BR	Brazil
CA	Canada
DE	Germany
FR	France
GB	Great Britain
IE	Ireland
IT	Italy
JE	Jersey
KY	Cayman Islands
LU	Luxembourg
MX	Mexico
NL	Netherlands
PR	Puerto Rico

*	Unless otherwise noted the issuer country code for all securities is United States.
**	Non-income producing security.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(3)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $37,336,951, representing 22.9% of net assets.
(4)	Zero-coupon bond.

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011	Sun Capital Advisers Trust

(5)	Security is in default and is non-income producing.
(6)	Payment in-kind bond which may pay interest in the form of additional bonds.
(7)	Interest rates represent annualized yield at date of purchase.
(8)	Security (or a portion thereof) has been pledged as collateral for open swap contracts. At the period end, the value of securities pledged amounted to $425,983.
(9)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC	BRL	2,740,969	USD	1,428,928	1/4/12	(40,564)
Barclays Bank PLC	USD	1,461,227	BRL	2,740,969	1/4/12	8,265
Citibank NA	USD	35,124	CNY	223,597	6/1/12	338
Deutsche Bank AG (London)	USD	26,335	CNY	170,584	2/13/12	747
Deutsche Bank AG (London)	USD	1,010,766	EUR	729,000	1/17/12	(67,194)
Deutsche Bank AG (London)	USD	211,766	EUR	162,000	2/2/12	(2,067)
JPMorgan Securities*	EUR	5,687,000	USD	7,732,472	1/17/12	371,577
JPMorgan Securities*	EUR	246,000	USD	342,639	1/17/12	24,232
JPMorgan Securities*	GBP	544,000	USD	853,169	3/12/12	8,900
UBS AG	BRL	2,740,969	USD	1,461,227	1/4/12	(8,265)
UBS AG	BRL	2,740,969	USD	1,512,843	3/2/12	60,998
UBS AG	EUR	242,000	USD	333,798	1/17/12	20,568
UBS AG	USD	1,530,413	BRL	2,740,969	1/4/12	(60,921)

Net unrealized appreciation						316,614

*	At the period end, the broker pledged securities with a fair value of $319,782 to the Fund as collateral for these open forward foreign currency exchange contracts.

BRL	–	Brazilian Real
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
USD	–	United States Dollar

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(10)	At the period end, open swap contracts were as follows:

OTC Credit Default Swap Contracts on Corporate Issues – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation ($)
Deutsche Bank AG	Ally Financial, Inc.	5.00%	3/20/12	4.46%	60	71	(9,300)	9,371
Deutsche Bank AG	SLM Corp.	5.00%	6/20/12	3.15%	100	877	(13,000)	13,877
Deutsche Bank AG	RRI Energy, Inc.	5.00%	9/20/14	6.48%	300	(10,605)	(43,500)	32,895
Goldman Sachs International	El Paso Corp.	5.00%	9/20/14	1.91%	500	40,915	(47,500)	88,415

Total					960	31,258	(113,300)	144,558

Centrally Cleared Credit Default Swap Contracts on Credit Indices – Sell Protection (a)

Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value (d) ($)	Unrealized Appreciation ($)
CDX.HY-16 5 Year Index	5.00%	6/20/16	4,655	(209,277)	70,023

OTC Credit Default Swap Contracts on Credit Indices – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value (d) ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
Morgan Stanley Capital Services, Inc.	CDX.HY-16 5 Year Index	5.00%	6/20/16	245	(11,222)	1,225	(12,447)

CDX.HY - Credit Derivatives Index – High Yield

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

SC SM PIMCO HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(11)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$235,487	$—	$235,487
Collateralized Mortgage Obligations	—	2,708,666	—	2,708,666
Corporate Debt Obligations (a)	—	143,265,838	—	143,265,838
Foreign Government Obligations	—	1,846,834	—	1,846,834
Bank Loan Obligations (a)	—	2,935,230	—	2,935,230
Common Stocks (a)	16,371	—	—	16,371
Short Term Investments
U.S. Treasury Obligations	7,878,825	—	—	7,878,825
Mutual Funds	624,741	—	—	624,741

Total Short Term Investments	8,503,566	—	—	8,503,566

Total Investments	8,519,937	150,992,055	—	159,511,992

Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	—	495,625	—	495,625
Swap Contracts (a)	—	41,863	—	41,863

Total Financial Derivative Instruments	$—	$537,488	$—	$537,488

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(179,011)	$—	$(179,011)
Swap Contracts (a)	—	(231,104)	—	(231,104)

Total Financial Derivative Instruments	$—	$(410,115)	$—	$(410,115)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 2.2%
Bear Stearns Asset Backed Securities Trust, Series 2006-SD3 5.50%, 8/25/36		$1,574	$942,267
Citibank Omni Master Trust, Series 2009-A14A, Class A14 3.03%, 8/15/18 (1)(2)		2,700	2,832,317
Citibank Omni Master Trust, Series 2009-A8, Class A8 2.38%, 5/16/16 (1)(2)		1,800	1,811,055
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.48%, 6/25/36 (1)		176	136,790
Duane Street CLO, Series 2005-1A, Class A 0.69%, 11/8/17 (1)(2)	KY	8,151	7,884,383
Galaxy CLO Ltd., Series 2005-4A, Class A1VB 0.68%, 4/17/17 (1)(2)	KY	927	900,209
Halcyon Structured Asset Management Long/Short CLO Ltd., Series 2007-1A, Class A1 0.66%, 8/7/21 (1)(2)		2,000	1,924,306
Hillmark Funding, Series 2006-1A, Class A1 0.73%, 5/21/21 (1)(2)	KY	2,400	2,220,451
Marathon Financing BV, Series 2006-1A, Class A1 0.75%, 10/5/26 (1)(2)	NL	509	498,371
Pacifica CDO Ltd., Series 2005-5A, Class A1 0.68%, 1/26/20 (1)(2)	KY	4,017	3,729,694
Structured Asset Securities Corp., Series 2007-WF1, Class A2 0.38%, 2/25/37 (1)		451	447,156

Total Asset Backed Securities (Cost $22,956,267)			23,326,999

	Country Code*	Principal Amount (000)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.2%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B 2.86%, 5/16/47 (1)(2)	GB	$1,294	$1,286,498
BCAP LLC, Series 2011-RR5, Class 12A1 5.64%, 3/26/37 (1)(2)		100	73,800
BCAP LLC, Series 2011-RR5, Class 9A1 5.25%, 5/26/37 (2)		3,437	2,792,458
Bear Stearns Alt-A Trust, Series 2005-4 2.59%, 5/25/35 (1)		154	111,804
Bear Stearns Alt-A Trust, Series 2006-1 2.66%, 2/25/36 (1)		161	58,336
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.31%, 8/25/35 (1)		2,257	1,980,922
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-29, Class A1 5.75%, 12/25/35		1,838	1,531,982
Federal National Mortgage Association, Series 2005-75, Class FL 0.74%, 9/25/35 (1)		697	692,845
Federal National Mortgage Association, Series 2007-30, Class AF 0.60%, 4/25/37 (1)		349	347,016
First Horizon Asset Securities, Inc., Series 2005-AR4, Class 2A1 2.64%, 10/25/35 (1)		637	459,221

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

First Horizon Asset Securities, Inc., Series 2005-AR6, Class 4A1 5.55%, 2/25/36 (1)		$547	$460,499
Granite Master Issuer PLC, Series 2006-3, Class A5 1.25%, 12/20/54 (1)	GB	2,798	2,672,043
Granite Master Issuer PLC, Series 2006-4, Class A7 1.36%, 12/20/54 (1)	GB	2,045	1,952,647
Granite Mortgages PLC, Series 2003-3, Class 2A 1.96%, 1/20/44 (1)	GB	120	114,875
Granite Mortgages PLC, Series 2003-3, Class 3A 1.35%, 1/20/44 (1)	GB	125	119,562
Granite Mortgages PLC, Series 2004-3, Class 3A2 1.45%, 9/20/44 (1)	GB	721	689,516
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 2.72%, 9/25/35 (1)		3,406	3,092,160
Harborview Mortgage Loan Trust, Series 2005-4 2.75%, 7/19/35 (1)		357	264,205
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A2 5.75%, 1/25/36		73	67,230
JP Morgan Mortgage Trust, Series 2007-A1 2.80%, 7/25/35 (1)		494	346,912
Master Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A2 2.39%, 7/25/35 (1)		1,173	835,993
MLCC Mortgage Investors, Inc., Series 2005-1, Class 2A5 2.06%, 4/25/35 (1)		1,200	1,024,902

	Country Code*	Principal Amount (000)	Value

Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5 4.98%, 5/25/35 (3)		$324	$270,226
Wachovia Mortgage Loan Trust LLC, Series 2005-B, Class 2A4 2.68%, 10/20/35 (1)		2,800	2,034,410

Total Collateralized Mortgage Obligations (Cost $24,452,352)			23,280,062

COMMERCIAL MORTGAGE BACKED SECURITIES – 1.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.89%, 11/15/44 (1)		5,000	5,541,710
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4 4.88%, 1/12/38 (1)		2,682	2,812,963
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3 4.07%, 11/15/43 (2)		1,000	1,049,396
Morgan Stanley Capital I, Series 2004-IQ8, Class A5 5.11%, 6/15/40 (1)		600	640,900
Opera Finance PLC, Series CSC3, Class A 1.21%, 4/25/17 (1)	GB	4,174	3,631,380
Silenus European Loan Conduit, Series 25X, Class A 1.61%, 5/15/19 (1)	IE	70	57,452
Titan Europe PLC, Series 2007-3X, Class A1 1.26%, 10/23/16 (1)	IE	4,354	3,831,926

Total Commercial Mortgage Backed Securities (Cost $16,337,595)			17,565,727

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

CORPORATE DEBT OBLIGATIONS – 29.9%
AGRICULTURAL – 0.1%
Altria Group, Inc. 4.13%, 9/11/15		$500	$542,798
BAT International Finance PLC 9.50%, 11/15/18 (2)	GB	160	217,261

			760,059

AUTOMOTIVE – 0.5%
Ford Motor Credit Co. LLC
5.63%, 9/15/15		1,300	1,345,434
5.88%, 8/2/21		300	312,662
7.00%, 4/15/15		1,900	2,042,500
8.70%, 10/1/14		400	446,642
12.00%, 5/15/15		1,400	1,714,986

			5,862,224

BANKS – 13.6%
Ally Financial, Inc.
0.00%, 6/15/15 (4)		3,500	2,590,000
7.50%, 9/15/20		300	303,000
8.30%, 2/12/15		2,400	2,532,000
American Express Bank, FSB 5.50%, 4/16/13		400	418,101
Australia & New Zealand Banking Group Ltd.
1.29%, 5/8/13 (1)	AU	1,200	1,200,312
2.13%, 1/10/14 (2)	AU	1,500	1,498,584
Banco Santander Brazil SA 2.66%, 3/18/14 (1)(2)	BR	1,000	952,680
Banco Santander Chile 1.66%, 4/20/12 (1)(2)	CL	900	900,287
Bank of America Corp.
5.65%, 5/1/18		1,900	1,810,231
5.75%, 12/1/17		300	283,356
6.00%, 9/1/17		1,100	1,074,291
Bank of China Hong Kong Ltd. 5.55%, 2/11/20 (2)	HK	100	103,804
Bank of India 6.25%, 2/16/21	IN	1,900	1,814,812
Bank of Montreal 2.85%, 6/9/15 (2)	CA	300	310,967
Bank of Nova Scotia 1.65%, 10/29/15 (2)	CA	500	499,393
Barclays Bank PLC
0.74%, 9/11/17 (1)	GB	13,400	11,658,938

	Country Code*	Principal Amount (000)	Value

2.38%, 1/13/14	GB	$1,900	$1,859,673
5.00%, 9/22/16	GB	1,500	1,553,496
6.05%, 12/4/17 (2)	GB	500	452,129
Barnett Capital Trust III 1.05%, 2/1/27 (1)		200	144,449
BBVA Bancomer SA Texas
4.50%, 3/10/16 (2)	MX	300	294,000
6.50%, 3/10/21 (2)	MX	600	578,250
7.25%, 4/22/20 (2)	MX	1,100	1,100,000
Bear Stearns Cos. LLC 5.30%, 10/30/15		100	107,539
BNP Paribas
1.29%, 1/10/14 (1)	FR	2,100	1,936,752
7.20%, 6/25/37 (1)(2)	FR	100	69,750
7.78%, 7/2/18 (1)	FR	129	104,510
BPCE SA 2.38%, 10/4/13 (2)	FR	200	193,710
Citigroup Capital XXI 8.30%, 12/21/57 (1)		1,600	1,598,000
Citigroup, Inc.
3.63%, 11/30/17 (1)		1,035	824,602
4.88%, 5/7/15		1,000	987,732
5.50%, 4/11/13		700	714,646
5.50%, 10/15/14		400	411,219
5.63%, 8/27/12		5,300	5,380,046
6.13%, 11/21/17		200	213,446
8.50%, 5/22/19		200	235,417
Commonwealth Bank of Australia 0.81%, 7/12/13 (1)(2)	AU	1,600	1,599,250
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 6.88%, 3/19/20	NL	4,659	3,962,736
Credit Agricole SA 8.38%, 10/31/19 (1)(2)	FR	2,300	1,725,000
Credit Suisse New York 2.20%, 1/14/14	CH	400	395,595
Danske Bank A/S 2.50%, 5/10/12 (2)	DK	300	301,887
Deutsche Bank AG 6.00%, 9/1/17	DE	300	335,037
Dexia Credit Local 0.91%, 4/29/14 (1)(2)	FR	1,700	1,542,243
0.93%, 3/5/13 (1)(2)	FR	3,300	3,123,760
Fifth Third Bancorp 0.98%, 12/20/16 (1)		600	528,820

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Fortis Bank Nederland Holding NV 3.00%, 4/17/12	NL	$259	$260,400
HBOS PLC 0.73%, 9/6/17 (1)	GB	17,800	12,425,610
6.75%, 5/21/18 (2)	GB	3,200	2,565,734
HSBC Bank PLC 2.00%, 1/19/14 (2)	GB	500	492,484
ICICI Bank Ltd. 5.50%, 3/25/15	IN	1,400	1,400,361
5.75%, 11/16/20	IN	1,500	1,380,042
ICICI Bank Ltd./Dubai 4.75%, 11/25/16 (2)	IN	3,700	3,515,522
ING Bank NV 1.38%, 3/30/12 (1)(2)	NL	4,200	4,189,840
2.63%, 2/9/12 (2)	NL	1,400	1,402,547
Intesa Sanpaolo New York 2.38%, 12/21/12	IT	2,400	2,232,552
Intesa Sanpaolo SpA 2.91%, 2/24/14 (1)(2)	IT	1,100	968,491
Itau Unibanco Holding SA 6.20%, 4/15/20 (2)	BR	1,800	1,867,819
JP Morgan Chase & Co., Series I 7.90%, 4/30/18 (1)		300	319,407
JP Morgan Chase Bank NA 0.87%, 6/13/16 (1)		300	268,490
JP Morgan Chase Capital XXI, Series U 1.38%, 2/2/37 (1)		1,000	708,343
LBG Capital No.1 PLC 6.44%, 5/23/20	GB	1,035	700,810
7.87%, 12/17/19	GB	777	574,610
LBG Capital No.2 PLC 8.88%, 2/7/20	GB	388	298,972
9.13%, 7/15/20	GB	2,640	2,006,476
15.00%, 12/21/19	GB	466	486,866
Lloyds TSB Bank PLC 2.80%, 4/2/12 (2)	GB	4,300	4,319,083
4.88%, 1/21/16	GB	1,500	1,461,876
Macquarie Bank Ltd. 4.10%, 12/17/13 (2)	AU	300	318,053
Merrill Lynch & Co., Inc. 1.78%, 5/30/14 (1)		129	111,812
6.88%, 4/25/18		200	197,188
Morgan Stanley 0.69%, 1/9/14 (1)		500	452,380
0.88%, 10/15/15 (1)		2,000	1,681,340

	Country Code*	Principal Amount (000)	Value

1.81%, 3/1/13 (1)		$6,407	$6,075,155
5.95%, 12/28/17		400	381,094
National Australia Bank Ltd. 1.11%, 4/11/14 (1)(2)	AU	4,500	4,454,784
1.37%, 7/25/14 (1)(2)	AU	600	596,129
Nordea Bank AB 2.13%, 1/14/14 (2)	SE	200	196,149
4.88%, 1/27/20 (2)	SE	1,800	1,848,483
Nordea Eiendomskreditt A/S 0.80%, 4/7/14 (1)(2)	NO	2,000	1,938,252
Northern Rock Asset Management PLC 5.63%, 6/22/17 (2)	GB	1,300	1,366,950
Royal Bank of Scotland Group PLC 2.63%, 5/11/12 (2)	GB	200	201,295
4.38%, 3/16/16	GB	2,300	2,194,184
5.00%, 10/1/14	GB	100	82,546
6.99%, 10/5/17 (2)(5)	GB	200	125,250
Santander UK PLC 1.81%, 10/10/17 (1)	GB	3,624	2,722,151
Santander US Debt SA Unipersonal 1.38%, 3/30/12 (1)(2)	ES	3,100	3,094,460
2.99%, 10/7/13 (2)	ES	1,800	1,720,823
7.30%, 7/27/19 (1)	ES	1,398	1,167,127
Scotland International Finance No. 2 BV 4.25%, 5/23/13 (2)	NL	1,200	1,068,000
Societe Generale 5.92%, 4/5/17 (1)(2)	FR	400	243,475
State Bank of India/London 4.50%, 7/27/15 (2)	IN	1,000	989,090
State Street Capital Trust IV 1.55%, 6/15/37 (1)		200	131,653
Sumitomo Mitsui Banking Corp. 1.95%, 1/14/14 (2)	JP	2,200	2,225,782
Swedbank AB 2.80%, 2/10/12 (2)	SE	1,000	1,002,356
Turkiye Garanti Bankasi AS 2.91%, 4/20/16 (1)(2)	TR	300	270,000
UBS AG/Stamford CT 1.60%, 2/23/12 (1)	CH	800	800,982

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

USB Capital IX 3.50%, 2/6/12 (1)		$1,000	$697,290
Wachovia Bank NA 0.88%, 3/15/16 (1)		400	358,074
Westpac Banking Corp. 1.31%, 3/31/14 (1)(2)	AU	2,200	2,206,310
3.59%, 8/14/14 (2)	AU	300	319,839

			145,309,241

CHEMICALS – 0.3%
Braskem SA 5.75%, 4/15/21 (2)	KY	2,200	2,183,500
The Dow Chemical Co. 4.85%, 8/15/12		900	920,768
6.00%, 10/1/12		100	103,852

			3,208,120

DIVERSIFIED – 0.2%
Noble Group Ltd. 4.88%, 8/5/15 (2)	BM	1,000	915,000
6.75%, 1/29/20	BM	1,000	860,000

			1,775,000

ELECTRIC UTILITIES – 0.7%
CMS Energy Corp. 5.05%, 2/15/18		1,000	997,502
Comision Federal de Electricidad 4.88%, 5/26/21 (2)	MX	5,100	5,253,000
Electricite de France 6.50%, 1/26/19 (2)	FR	400	452,491
Entergy Corp. 3.63%, 9/15/15		1,000	1,015,093

			7,718,086

FINANCIALS – 5.4%
American Express Co. 4.88%, 7/15/13		500	522,865
7.00%, 3/19/18		700	845,891
American Express Credit Corp. 5.13%, 8/25/14		4,200	4,512,140
Banque PSA Finance 2.27%, 4/4/14 (1)(2)	FR	1,200	1,111,234
Countrywide Financial Corp. 5.80%, 6/7/12		2,100	2,104,418

	Country Code*	Principal Amount (000)	Value

General Electric Capital Corp., Series A 6.15%, 8/7/37		$100	$109,389
6.88%, 1/10/39		4,000	4,792,128
International Lease Finance Corp. 5.40%, 2/15/12		3,700	3,700,000
5.75%, 5/15/16		200	185,508
6.38%, 3/25/13		2,000	1,990,000
6.75%, 9/1/16 (2)		400	410,000
LeasePlan Corp. NV 3.00%, 5/7/12 (2)	NL	1,000	1,007,638
3.13%, 2/10/12	NL	259	259,498
Nomura Holdings, Inc. 6.70%, 3/4/20	JP	2,300	2,421,753
SLM Corp. 6.25%, 1/25/16		200	194,496
SLM Corp., Series A 0.72%, 1/27/14 (1)		500	451,993
5.00%, 10/1/13		5,700	5,700,000
5.38%, 1/15/13		130	130,897
8.00%, 3/25/20		1,100	1,111,000
8.45%, 6/15/18		2,300	2,369,000
Springleaf Finance Corp. 3.25%, 1/16/13		11,131	9,603,130
4.88%, 7/15/12		4,500	4,320,000
Sydney Airport Finance Co., Pty Ltd. 5.13%, 2/22/21 (2)	AU	100	101,465
The Goldman Sachs Group, Inc. 1.02%, 3/22/16 (1)		600	517,895
1.43%, 7/29/13 (1)		200	193,876
5.95%, 1/18/18		6,800	6,964,703
6.15%, 4/1/18		1,100	1,135,298
6.25%, 9/1/17		700	731,806

			57,498,021

FOOD, BEVERAGES & RESTAURANTS – 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15		1,200	1,293,794
5.38%, 1/15/20		1,200	1,407,365
Pernod-Ricard SA 5.75%, 4/7/21 (2)	FR	1,500	1,692,302

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Tate & Lyle International Finance PLC 6.63%, 6/15/16 (2)	GB	$500	$569,607

			4,963,068

HEALTH CARE – 0.5%
HCA, Inc. 7.88%, 2/15/20		4,000	4,320,000
Roche Holdings, Inc. 6.00%, 3/1/19 (2)		600	729,248

			5,049,248

INSURANCE – 1.8%
American International Group, Inc. 1.75%, 7/19/13 (1)		10,354	9,603,638
5.05%, 10/1/15		100	96,823
5.45%, 5/18/17		100	95,564
5.85%, 1/16/18		200	195,603
8.25%, 8/15/18		1,000	1,058,501
MetLife Institutional Funding II 1.27%, 4/4/14 (1)(2)		800	798,229
Ohio National Financial Services, Inc. 6.38%, 4/30/20 (2)		5,100	5,546,184
Pacific LifeCorp. 6.00%, 2/10/20 (2)		1,300	1,383,595
The Dai-ichi Life Insurance Co., Ltd. 7.25%, 7/25/21 (1)(2)	JP	600	603,982
The Hartford Financial Services Group, Inc. 8.13%, 6/15/38 (1)		300	297,000

			19,679,119

INVESTMENT COMPANIES – 0.6%
FIH Erhvervsbank A/S 0.91%, 6/13/13 (1)(2)	DK	6,500	6,493,766
Temasek Financial I Ltd. 4.30%, 10/25/19 (2)	SG	300	322,136

			6,815,902

METALS & MINING – 0.8%
Alcoa, Inc. 6.15%, 8/15/20		600	623,386
CSN Resources SA 6.50%, 7/21/20 (2)	LU	1,400	1,463,000

	Country Code*	Principal Amount (000)	Value

Gerdau Holdings, Inc. 7.00%, 1/20/20 (2)	BR	$1,700	$1,793,500
Gerdau Trade, Inc. 5.75%, 1/30/21 (2)	VG	2,700	2,679,750
GTL Trade Finance, Inc. 7.25%, 10/20/17 (2)	VG	1,400	1,505,000
Vale Overseas Ltd. 6.88%, 11/10/39	KY	300	343,620

			8,408,256

OIL & GAS – 0.6%
Petroleos Mexicanos 6.50%, 6/2/41	MX	2,900	3,262,500
Ras Laffan Liquefied Natural Gas Co. Ltd. III 6.75%, 9/30/19	QA	1,200	1,420,800
Reliance Holdings USA 4.50%, 10/19/20		1,900	1,726,346
Total Capital SA 4.45%, 6/24/20	FR	200	222,771

			6,632,417

OIL & GAS—EXPLORATION & PRODUCTION – 0.3%
Gazprom OAO 9.63%, 3/1/13	DE	2,400	2,556,000
Novatek Finance Ltd. 5.33%, 2/3/16 (2)	IE	200	201,500
Transocean, Inc. 4.95%, 11/15/15	KY	100	102,115

			2,859,615

PIPELINES – 0.0%+
El Paso Corp. 7.88%, 6/15/12		400	409,035

REFINING – 0.3%
Petrobras International Finance Co. 7.88%, 3/15/19	KY	2,900	3,461,721

RETAIL – 0.0%+
CVS Pass-through Trust 6.94%, 1/10/30		91	101,243

SAVINGS & LOANS – 0.1%
Nationwide Building Society 6.25%, 2/25/20 (2)	GB	600	595,309

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

SPECIAL PURPOSE BANKS – 0.5%
European Investment Bank SNAT 3.63%, 1/15/21		$129	$136,031
Kreditanstalt fuer Wiederaufbau 2.00%, 9/7/16	DE	1,812	1,844,515
The Export-Import Bank of Korea 1.05%, 3/3/12 (2)	KR	1,156	1,156,165
5.13%, 6/29/20	KR	300	314,116
5.88%, 1/14/15	KR	900	965,226
8.13%, 1/21/14	KR	400	442,076

			4,858,129

SPECIAL PURPOSE ENTITIES – 0.5%
IPIC GMTN Ltd. 5.00%, 11/15/20	KY	1,200	1,207,500
MUFG Capital Finance 5 Ltd. 6.30%, 1/25/17 (1)	KY	2,019	1,891,467
Odebrecht Drilling VIII/IX Ltd. 6.35%, 6/30/21 (2)	KY	2,300	2,369,000
Vnesheconombank Veb Finance Ltd. 5.45%, 11/22/17 (2)	IE	200	198,000

			5,665,967

TELECOMMUNICATIONS – 1.3%
BellSouth Corp. 4.46%, 4/26/12 (2)		10,500	10,616,309
Deutsche Telekom International Finance BV 6.50%, 4/8/22	NL	2,951	3,463,030

			14,079,339

TRANSPORTATION – 0.7%
Asciano Finance Ltd. 5.00%, 4/7/18 (2)	AU	5,100	5,114,009
DP World Ltd. 6.25%, 7/2/17 (2)	KY	1,900	1,923,750
Ryder System, Inc. 6.00%, 3/1/13		400	420,579

			7,458,338

	Country Code*	Principal Amount (000)	Value

UTILITIES – 0.6%
Centrais Eletricas Brasileiras SA 6.88%, 7/30/19 (2)	BR	$1,600	$1,808,000
MidAmerican Energy Holdings Co. 6.13%, 4/1/36		300	358,305
Nakilat, Inc. 6.07%, 12/31/33	MH	2,800	2,982,000
NRG Energy, Inc. 8.25%, 9/1/20		700	703,500
The AES Corp. 7.38%, 7/1/21 (2)		200	215,500

			6,067,305

Total Corporate Debt Obligations (Cost $329,976,667)			319,234,762

FOREIGN GOVERNMENT AGENCY OBLIGATIONS – 1.1%
Banco Nacional de Desenvolvimento Economico e Social 4.13%, 9/15/17 (2)	BR	259	253,803
Canada Housing Trust No. 1 3.35%, 12/15/20 (2)	CA	1,767	1,910,023
3.75%, 3/15/20 (2)	CA	196	218,538
3.80%, 6/15/21 (2)	CA	687	767,990
Instituto de Credito Oficial 3.15%, 3/25/14 (1)	ES	1,683	1,572,536
Korea Housing Finance Corp. 4.13%, 12/15/15 (2)	KR	3,500	3,614,114
Societe Financement de l’Economie Francaise 0.60%, 7/16/12 (1)(2)	FR	1,000	1,001,060
3.38%, 5/5/14 (2)	FR	2,100	2,149,081

Total Foreign Government Agency Obligations (Cost $11,461,427)			11,487,145

FOREIGN GOVERNMENT OBLIGATIONS – 5.9%
Canadian Government Bond 2.75%, 9/1/16	CA	1,472	1,570,307
3.25%, 6/1/21	CA	98	109,134
3.75%, 6/1/19	CA	589	673,920
4.25%, 6/1/18	CA	98	114,547

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

Italy Buoni Poliennali Del Tesoro Inflation Linked Bond 2.10%, 9/15/16	IT	$402	$349,121
2.10%, 9/15/21	IT	4,477	3,312,659
Province of Ontario Canada 1.38%, 1/27/14	CA	900	909,423
1.60%, 9/21/16	CA	21,300	21,234,417
3.00%, 7/16/18	CA	200	210,347
3.15%, 6/2/22	CA	393	400,561
4.00%, 6/2/21	CA	687	754,612
4.20%, 6/2/20	CA	13,448	15,020,714
4.30%, 3/8/17	CA	393	439,495
4.60%, 6/2/39	CA	294	355,492
4.70%, 6/2/37	CA	1,276	1,546,474
Province of Quebec Canada 3.50%, 12/1/22	CA	98	102,105
4.25%, 12/1/21	CA	785	872,779
4.50%, 12/1/17	CA	491	556,677
4.50%, 12/1/18	CA	589	669,797
Republic of Turkey 7.00%, 9/26/16	TR	6,100	6,687,125
Russian Foreign Bond 3.63%, 4/29/15	RU	100	100,500
7.50%, 3/31/30 (3)	RU	2,839	3,296,789
Spain Government Bond 4.65%, 7/30/25	ES	3,883	3,508,842
United Kingdom Gilt 4.25%, 12/7/40	GB	311	382,349
United Mexican States, Series A 6.05%, 1/11/40	MX	200	244,500

Total Foreign Government Obligations (Cost $64,504,369)			63,422,686

MUNICIPAL BONDS – 3.8%
Acalanes Union High School District, Series 2008-B 0.00%, 8/1/46 (4)		4,600	409,584
California Infrastructure & Economic Development Bank 6.49%, 5/15/49		1,000	1,168,800
California State University 6.43%, 11/1/30		200	227,522
City of New York, NY 5.00%, 8/1/35		4,700	5,121,355
6.25%, 6/1/35		3,800	4,233,580

	Country Code*	Principal Amount (000)	Value

City of Newport Beach, California Certificates of Participation 7.17%, 7/1/40		$2,300	$2,602,864
Contra Costa, California Community College District 6.50%, 8/1/34		1,600	1,887,136
County of Clark, NV 6.82%, 7/1/45		300	377,268
County of Fresno CA, Series A 0.00%, 8/15/28 (4)		2,200	672,870
Irvine Ranch Water District, California 6.62%, 5/1/40		3,700	4,962,995
Long Beach Unified School District, Series 2008-B 0.00%, 8/1/34 (4)		2,400	616,896
Los Angeles Unified School District, California 6.76%, 7/1/34		200	248,208
Metropolitan Government of Nashville & Davidson County, Tennessee, Water and Sewer Revenue 6.57%, 7/1/37		3,700	4,631,660
Metropolitan Transportation Authority 7.34%, 11/15/39		1,100	1,540,726
New Jersey Economic Development Authority 1.55%, 6/15/13 (1)		1,300	1,300,013
New York State Thruway Authority 5.88%, 4/1/30		1,000	1,227,510
Pasadena, California Public Financing Authority 7.15%, 3/1/43		1,400	1,836,366
Philadelphia Authority for Industrial Development 0.00%, 4/15/23 (4)		3,000	1,320,420
State of California 7.60%, 11/1/40		500	617,355
7.63%, 3/1/40		1,000	1,230,350
7.95%, 3/1/36		400	452,312

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

State of Illinois 4.07%, 1/1/14		$400	$410,704
State of Louisiana 3.00%, 5/1/43 (1)		400	404,664
State of Washington 5.00%, 6/1/41		2,500	2,708,550

Total Municipal Bonds (Cost $34,873,681)			40,209,708

U.S. GOVERNMENT AGENCY OBLIGATIONS – 44.9%
Federal Home Loan Mortgage Corp. 2.00%, 8/25/16		100	103,987
2.50%, 5/27/16		100	105,907
4.50%, 2/1/39		95	100,943
4.50%, 4/1/39		610	647,420
4.50%, 1/1/40		680	721,704
4.50%, 2/1/41		225	239,149
4.88%, 6/13/18		200	240,984
5.50%, 3/1/37		805	875,516
5.50%, 4/1/37		96	104,455
5.50%, 7/1/37		304	330,725
5.50%, 8/1/37		150	162,856
5.50%, 7/1/38		477	518,669
5.50%, 8/1/38		385	418,504
5.50%, 1/1/40		96	104,319
Federal National Mortgage Association
3.00%, TBA (6)		42,000	43,240,310
3.33%, 11/1/21		399	423,672
3.50%, 8/1/25		125	130,498
3.50%, 10/1/25		675	706,504
3.50%, 1/1/26		7,971	8,343,250
3.50%, 2/1/26		5,912	6,187,962
3.50%, 9/1/26		317	331,871
3.50%, TBA (6)		36,500	38,167,724
4.00%, 8/1/39		165	173,791
4.00%, 12/1/40		6,377	6,704,411
4.00%, 1/1/41		993	1,044,330
4.00%, 2/1/41		7,737	8,135,429
4.00%, 3/1/41		198	208,476
4.00%, 4/1/41		507	532,851
4.00%, 7/1/41		387	406,647
4.00%, 8/1/41		3,152	3,316,052
4.00%, TBA (6)		57,000	59,888,909
4.50%, 6/1/38		114	121,290
4.50%, 1/1/39		356	379,641
4.50%, 3/1/39		692	737,707
4.50%, 4/1/39		59	63,282

	Country Code*	Principal Amount (000)	Value

4.50%, 5/1/39		$1,021	$1,087,451
4.50%, 6/1/39		43	45,991
4.50%, 8/1/39		599	638,019
4.50%, 11/1/39		10,328	10,999,994
4.50%, 1/1/40		608	647,779
4.50%, 7/1/40		901	959,989
4.50%, 8/1/40		134,601	143,249,808
4.50%, 9/1/40		528	562,521
4.50%, 10/1/40		2,400	2,556,594
4.50%, 11/1/40		930	990,324
4.50%, 5/1/41		41,858	44,578,299
4.50%, TBA (6)		16,000	17,025,000
5.00%, 4/1/38		67	71,985
5.00%, 6/1/38		92	99,845
5.00%, 7/1/38		21	22,394
5.00%, 8/1/38		160	172,954
5.00%, 1/1/39		509	550,225
5.00%, 4/1/39		1,777	1,921,487
5.00%, 7/1/40		8,000	8,652,069
5.00%, 6/1/41		953	1,030,918
5.00%, TBA (6)		2,000	2,160,625
5.50%, 8/1/33		31	34,497
5.50%, 2/1/34		9	10,060
5.50%, 4/1/34		94	103,144
5.50%, 4/1/35		18	19,312
5.50%, 3/1/36		344	375,741
5.50%, 4/1/36		17	18,772
5.50%, 8/1/36		11	11,588
5.50%, 11/1/36		735	802,327
5.50%, 12/1/36		7	8,088
5.50%, 5/1/37		16	17,524
5.50%, 11/1/37		1,788	1,948,275
5.50%, 1/1/38		1,115	1,215,003
5.50%, 2/1/38		1,471	1,602,973
5.50%, 4/1/38		951	1,036,265
5.50%, 5/1/38		995	1,084,491
5.50%, TBA (6)		6,000	6,533,437
6.00%, 8/1/36		288	318,184
6.00%, 9/1/36		45	49,838
6.00%, 10/1/36		10	10,987
6.00%, 12/1/36		126	139,452
6.00%, 1/1/37		116	127,684
6.00%, 4/1/37		196	215,879
6.00%, 5/1/37		39	42,570
6.00%, 8/1/37		589	649,466
6.00%, 9/1/37		1,662	1,832,503
6.00%, 10/1/37		744	820,595
6.00%, 11/1/37		1,045	1,153,168
6.00%, 12/1/37		4,078	4,495,196

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

6.00%, 1/1/38		$1,117	$1,230,495
6.00%, 3/1/38		350	385,504
6.00%, 4/1/38		140	154,240
6.00%, 5/1/38		38	41,495
6.00%, 6/1/38		366	403,287
6.00%, 8/1/38		816	900,037
6.00%, 9/1/38		1,639	1,806,569
6.00%, 10/1/38		189	208,056
6.00%, 11/1/38		366	403,358
6.00%, 12/1/38		651	719,160
6.00%, 1/1/39		22	24,411
6.00%, 3/1/39		35	38,879
6.00%, 7/1/39		62	68,856
6.00%, 9/1/39		163	179,778
6.00%, 4/1/40		264	291,519
6.00%, TBA (6)		21,400	23,563,407
6.50%, 9/1/37		1,586	1,774,996

Total U.S. Government Agency Obligations (Cost $472,210,817)			478,815,082

U.S. TREASURY OBLIGATIONS – 26.3%
U.S. Treasury Inflation Indexed Bonds 0.63%, 7/15/21		8,138	8,705,571
1.13%, 1/15/21 (7)		10,248	11,428,570
1.25%, 7/15/20		3,115	3,523,211
1.38%, 1/15/20		8,901	10,134,079
1.75%, 1/15/28 (9)		3,675	4,419,383
2.00%, 1/15/26		9,697	11,920,222
2.38%, 1/15/25		1,682	2,138,223
2.38%, 1/15/27 (7)		6,176	7,975,714
2.50%, 1/15/29 (9)		4,746	6,331,793
U.S. Treasury Notes 0.25%, 12/15/14		17,600	17,542,254
0.88%, 12/31/16 (6)		8,900	8,915,993
1.38%, 12/31/18 (6)		28,100	28,152,687
1.38%, 11/30/18		2,400	2,408,251
1.50%, 8/31/18 (7)		10,000	10,146,090
2.00%, 11/15/21		300	303,422
2.63%, 8/15/20		16,500	17,795,514
2.63%, 11/15/20 (7)		23,400	25,191,551
3.00%, 2/28/17 (6)(7)(9)		52,200	57,729,964
3.38%, 11/15/19		1,800	2,051,860
3.50%, 5/15/20		7,500	8,627,932
3.63%, 2/15/20		8,300	9,626,058
3.63%, 2/15/21 (6)(7)(9)		22,100	25,658,454

Total U.S. Treasury Obligations (Cost $274,694,022)			280,726,796

	Country Code*	Shares	Value

CONVERTIBLE PREFERRED STOCKS – 0.0% +
BANKS – 0.0% +
Wells Fargo & Co., Series L 7.50%, 12/31/49 (Cost $129,360)		200	$212,900

PREFERRED STOCKS – 0.3%
BANKS – 0.3%
Citigroup, Inc., Series 1 6.15%, 12/15/12 (Cost $2,963,790)		405,000	2,890,080

		Notional Amount (000)
PURCHASED OPTIONS – 0.0% +
CALL SWAPTIONS – 0.0% +
OTC -1 Year Interest Rate Swap, exercise rate 1.25%, expires 4/30/12 (Cost $172,998)		45,600	246,755

		Principal Amount (000)
SHORT TERM INVESTMENTS – 6.8%
CERTIFICATES OF DEPOSIT – 1.1%
BANKS – 1.1%
Abbey National Treasury Services PLC 1.89%, 6/10/13 (1)	GB	$2,500	2,495,665
Banco do Brasil SA 0.00%, 2/15/12 (4)	BR	3,800	3,792,613
Itau Unibanco SA New York 1.00%, 2/6/12	BR	5,800	5,790,586

Total Certificates of Deposit (Cost $12,083,199)			12,078,864

COMMERCIAL PAPER (8) – 3.4%
Kells Funding LLC 0.47%, 1/27/12 (2) (Amortized cost $36,087,746)		36,100	36,087,746

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

	Country Code*	Principal Amount (000)	Value

U.S. TREASURY OBLIGATIONS (8) – 2.0%
U.S. Treasury Bills 0.01%, 1/5/12 (7)		$260	$260,000
0.01%, 4/5/12 (7)		550	549,972
0.04%, 6/21/12		11,100	11,097,147
0.10%, 11/15/12		900	899,307
0.10%, 12/13/12		3,300	3,296,604
0.18%, 6/28/12		5,000	4,998,525

Total U.S. Treasury Obligations (Cost $21,102,844)			21,101,555

Country Code*	Shares	Value

MUTUAL FUNDS – 0.3%
State Street Institutional U.S. Government Money Market Fund (Cost $2,779,528)	2,779,528	$2,779,528

Total Short Term Investments (Cost $72,053,317)		72,047,693

TOTAL INVESTMENTS – 125.0%
(Cost $1,326,786,662)		1,333,466,395
Liabilities in excess of other assets – (25.0)%		(266,856,395)

NET ASSETS – 100.0%		$1,066,610,000

OTC	Over the Counter
SNAT	Supranational
TBA	To Be Announced. Securities are purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. At the period end, total market value of the TBA securities amounts to $190,579,412 which represents approximately 17.9% of net assets. At period end, the broker delivered cash of $1,340,000 to the Fund as collateral.
AU	Australia
BM	Bermuda
BR	Brazil
CA	Canada
CH	Switzerland
CL	Chile
DE	Germany
DK	Denmark
ES	Spain
FR	France
GB	Great Britain
HK	Hong Kong
IE	Ireland
IN	India
IT	Italy
JP	Japan
KR	Korea, Republic of
KY	Cayman Islands
LU	Luxembourg
MH	Marshall Islands
MX	Mexico
NL	Netherlands
NO	Norway
QA	Qatar
RU	Russia

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

SE	Sweden
SG	Singapore
TR	Turkey
VG	British Virgin Islands

*	Unless otherwise noted the issuer country code for all securities is United States.
+	Amount is less than 0.05%.
(1)	Variable rate security. The interest rate shown reflects the rate in effect at the period end.
(2)	Eligible for resale under rule 144A or exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration. At the period end, the value of these securities amounted to $193,187,417, representing 18.1% of net assets.
(3)	Security is a “Step-up” bond where the coupon increases on a predetermined future date.
(4)	Zero-coupon bond.
(5)	Security is in default and is non-income producing.
(6)	Security (or a portion thereof) has been purchased on a delayed delivery or when-issued basis.
(7)	At the period end, securities (or portions thereof) with an aggregate market value of $4,814,991 and cash of $37,000 have been pledged as collateral for open swap and swaption contracts.
(8)	Interest rates represent annualized yield at date of purchase.
(9)	At the period end, securities (or portions thereof) with an aggregate market value of $1,672,973 have been pledged to cover margin requirements for the following open futures contracts:

Type	Description	Expiration Date	Contracts	Unrealized Appreciation ($)
Long	90-Day Eurodollar December Futures	12/16/13	115	35,831
Long	90-Day Eurodollar June Futures	6/17/13	140	79,637
Long	90-Day Eurodollar March Futures	3/17/14	180	230,599
Long	90-Day Eurodollar September Futures	9/16/13	237	276,654
Long	U.S. Treasury 10 Year Note March Futures	3/21/12	385	377,742
Long	U.S. Treasury 5 Year Note March Futures	3/30/12	514	237,683

Net unrealized appreciation				1,238,146

(10)	At the period end, open forward foreign currency exchange contracts were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	USD	537,450	IDR	4,873,600,000	1/31/12	(1,325)
Barclays Bank PLC*	CAD	355,000	USD	344,433	2/9/12	(3,761)
Barclays Bank PLC*	CAD	300,000	USD	289,687	2/9/12	(4,561)
Barclays Bank PLC*	CAD	512,000	USD	501,971	2/9/12	(213)
Barclays Bank PLC*	CAD	12,622,000	USD	12,328,881	2/9/12	(51,114)
Barclays Bank PLC*	CAD	203,000	USD	200,725	2/9/12	1,617
Barclays Bank PLC*	EUR	659,000	USD	856,891	1/17/12	3,923
Barclays Bank PLC*	EUR	595,000	USD	774,387	1/17/12	4,256
Barclays Bank PLC*	EUR	80,000	USD	104,119	1/17/12	572
Barclays Bank PLC*	EUR	1,522,000	USD	2,042,838	1/17/12	72,856
Barclays Bank PLC*	EUR	1,225,000	USD	1,644,202	1/17/12	58,639
Barclays Bank PLC*	EUR	465,000	USD	633,249	1/17/12	31,382

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC*	GBP	247,000	USD	379,826	3/12/12	(3,509)
Barclays Bank PLC*	IDR	4,994,000,000	USD	556,125	1/31/12	6,755
Barclays Bank PLC*	IDR	1,640,000,000	USD	175,871	7/2/12	(2,095)
Barclays Bank PLC*	INR	74,280,000	USD	1,439,814	7/12/12	84,406
Barclays Bank PLC*	PHP	70,297,000	USD	1,644,567	3/15/12	45,805
Barclays Bank PLC*	PHP	5,100,000	USD	118,605	3/15/12	2,616
Barclays Bank PLC*	PHP	3,875,500	USD	90,212	3/15/12	2,072
Barclays Bank PLC*	PHP	3,000,000	USD	69,930	3/15/12	1,701
Barclays Bank PLC*	TWD	5,379,780	USD	175,724	1/11/12	(1,981)
Barclays Bank PLC*	USD	200,000	CNY	1,278,000	6/1/12	2,684
Barclays Bank PLC*	USD	1,300,000	CNY	8,320,390	6/1/12	19,569
Barclays Bank PLC*	USD	1,974,963	EUR	1,437,000	1/17/12	(115,000)
Barclays Bank PLC*	USD	1,090,119	EUR	800,000	1/17/12	(54,650)
Barclays Bank PLC*	USD	4,075,425	EUR	3,014,000	1/17/12	(174,293)
Barclays Bank PLC*	USD	32,200	MXN	449,721	3/15/12	(151)
Barclays Bank PLC*	USD	7,134,107	MXN	99,000,000	3/15/12	(79,056)
Barclays Bank PLC*	USD	29,079	MXN	408,822	3/15/12	55
Barclays Bank PLC*	USD	294,200	TWD	8,431,780	1/11/12	(15,682)
Barclays Bank PLC*	ZAR	220,050	USD	27,229	1/26/12	66
Citibank NA	AUD	100,000	USD	100,802	2/23/12	(899)
Citibank NA	AUD	299,000	USD	298,843	2/23/12	(5,242)
Citibank NA	AUD	100,000	USD	100,802	2/23/12	(899)
Citibank NA	CAD	625,000	USD	604,406	2/9/12	(8,611)
Citibank NA	CAD	12,000	USD	11,571	2/9/12	(199)
Citibank NA	CAD	310,000	USD	298,910	2/9/12	(5,147)
Citibank NA	CAD	3,000	USD	2,917	2/9/12	(26)
Citibank NA	CAD	300,000	USD	293,492	2/9/12	(756)
Citibank NA	CAD	500,000	USD	489,153	2/9/12	(1,260)
Citibank NA	EUR	860,000	USD	1,127,023	1/17/12	13,893
Citibank NA	EUR	599,000	USD	782,471	1/17/12	7,163
Citibank NA	EUR	2,210,000	USD	2,882,695	1/17/12	22,210
Citibank NA	EUR	191,000	USD	264,050	1/17/12	16,832
Citibank NA	EUR	1,005,000	USD	1,343,369	1/17/12	42,561
Citibank NA	EUR	1,263,000	USD	1,693,410	1/17/12	58,663
Citibank NA	EUR	606,000	USD	813,226	1/17/12	28,858
Citibank NA	EUR	600,000	USD	829,477	1/17/12	52,875
Citibank NA	EUR	300,000	USD	404,358	1/17/12	16,057
Citibank NA	MYR	2,292,718	USD	740,781	4/23/12	20,744
Citibank NA	PHP	3,000,000	USD	67,492	3/15/12	(737)
Citibank NA	PHP	1,000,000	USD	22,538	3/15/12	(205)
Citibank NA	SGD	1,512,335	USD	1,183,647	2/10/12	17,715
Citibank NA	USD	400,000	CNY	2,556,080	6/1/12	5,381
Citibank NA	USD	500,000	CNY	3,202,250	6/1/12	7,860
Citibank NA	USD	100,000	CNY	630,650	6/1/12	18
Citibank NA	USD	100,000	CNY	630,450	6/1/12	(14)
Citibank NA	USD	1,000,000	CNY	6,313,000	2/1/13	58
Citibank NA	USD	592,292	EUR	425,000	1/17/12	(42,199)
Citibank NA	USD	568,368	GBP	366,000	1/4/12	30
Citibank NA	USD	765,004	MYR	2,292,718	4/23/12	(44,967)

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Citibank NA	USD	2,487,649	PHP	108,461,500	3/15/12	(20,914)
Credit Suisse	CNY	1,277,400	USD	200,000	6/1/12	(2,589)
Credit Suisse	USD	873,372	EUR	630,000	1/17/12	(57,939)
Deutsche Bank AG (London)	EUR	316,000	USD	421,373	1/17/12	12,363
Deutsche Bank AG (London)	INR	25,460,000	USD	500,000	7/12/12	35,424
Deutsche Bank AG (London)	USD	404,213	CNY	2,552,000	6/1/12	520
Deutsche Bank AG (London)	USD	4,044,312	CNY	25,628,807	2/1/13	15,610
Deutsche Bank AG (London)	USD	4,278,007	EUR	3,273,000	1/17/12	(41,642)
Deutsche Bank AG (London)	USD	135,727	GBP	87,000	3/12/12	(706)
Deutsche Bank AG (London)	USD	230,947	IDR	2,000,000,000	1/31/12	(10,935)
Goldman Sachs International	CAD	206,000	USD	199,893	2/9/12	(2,157)
Goldman Sachs International	EUR	551,000	USD	720,793	1/17/12	7,614
Goldman Sachs International	IDR	3,466,000,000	USD	383,619	1/31/12	2,338
Goldman Sachs International	IDR	150,760,000	USD	16,202	7/2/12	(158)
Goldman Sachs International	PHP	8,570,000	USD	200,000	3/15/12	5,093
Goldman Sachs International	USD	500,000	CNY	3,155,000	2/1/13	(209)
HSBC Bank PLC	BRL	743,000	USD	400,000	1/4/12	1,662
HSBC Bank PLC	BRL	241,540	USD	130,000	1/4/12	505
HSBC Bank PLC	BRL	999,000	USD	540,000	1/4/12	4,415
HSBC Bank PLC	IDR	3,397,000,000	USD	367,243	7/2/12	(1,385)
HSBC Bank PLC	IDR	7,084,000,000	USD	758,499	7/2/12	(10,227)
HSBC Bank PLC	MXN	5,318,800	USD	400,000	3/15/12	20,966
HSBC Bank PLC	MXN	1,329,550	USD	100,000	3/15/12	5,252
HSBC Bank PLC	MXN	61,970,137	USD	4,567,812	3/15/12	151,626
HSBC Bank PLC	MXN	5,317,400	USD	400,000	3/15/12	21,065
HSBC Bank PLC	MXN	1,329,050	USD	100,000	3/15/12	5,288
HSBC Bank PLC	USD	1,057,437	BRL	1,983,540	1/4/12	5,981
HSBC Bank PLC	USD	200,000	CNY	1,278,300	6/1/12	2,731
HSBC Bank PLC	USD	300,000	CNY	1,913,250	6/1/12	3,431
HSBC Bank PLC	USD	600,000	CNY	3,828,000	6/1/12	7,100
HSBC Bank PLC	USD	100,000	CNY	638,350	6/1/12	1,239
HSBC Bank PLC	USD	200,000	CNY	1,278,100	6/1/12	2,700
HSBC Bank PLC	USD	100,000	CNY	639,800	6/1/12	1,469
HSBC Bank PLC	USD	100,000	CNY	639,450	6/1/12	1,413
HSBC Bank PLC	USD	200,000	CNY	1,278,600	6/1/12	2,779
HSBC Bank PLC	USD	200,000	CNY	1,278,500	6/1/12	2,763
HSBC Bank PLC	USD	234,211	IDR	2,047,000,000	1/31/12	(9,028)
HSBC Bank PLC	USD	1,929,442	IDR	17,432,510,000	7/2/12	(37,740)
HSBC Bank PLC	USD	288,359	MXN	4,054,473	3/15/12	575
JPMorgan Securities**	AUD	193,000	USD	190,739	2/23/12	(5,543)
JPMorgan Securities**	BRL	21,018,254	USD	11,254,754	1/4/12	(13,576)
JPMorgan Securities**	CAD	609,000	USD	594,561	2/9/12	(2,762)
JPMorgan Securities**	CAD	512,000	USD	497,764	2/9/12	(4,419)
JPMorgan Securities**	CAD	5,000	USD	4,809	2/9/12	(95)
JPMorgan Securities**	CAD	728,000	USD	699,973	2/9/12	(14,069)
JPMorgan Securities**	CAD	617,000	USD	600,890	2/9/12	(4,280)
JPMorgan Securities**	CAD	298,000	USD	286,168	2/9/12	(6,119)
JPMorgan Securities**	CAD	1,549,000	USD	1,499,995	2/9/12	(19,305)
JPMorgan Securities**	CAD	310,000	USD	304,860	2/9/12	804

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
JPMorgan Securities**	CAD	177,000	USD	173,394	2/9/12	(212)
JPMorgan Securities**	CAD	339,000	USD	334,194	2/9/12	1,694
JPMorgan Securities**	EUR	1,320,000	USD	1,718,534	1/17/12	10,009
JPMorgan Securities**	EUR	482,000	USD	627,525	1/17/12	3,655
JPMorgan Securities**	EUR	1,647,000	USD	2,224,140	1/17/12	92,367
JPMorgan Securities**	EUR	1,300,000	USD	1,755,545	1/17/12	72,907
JPMorgan Securities**	EUR	61,733,000	USD	83,936,817	1/17/12	4,033,506
JPMorgan Securities**	GBP	126,000	USD	196,855	3/12/12	1,307
JPMorgan Securities**	GBP	14,628,000	USD	22,941,458	3/12/12	239,305
JPMorgan Securities**	INR	20,356,000	USD	400,000	7/12/12	28,558
JPMorgan Securities**	INR	15,400,000	USD	302,875	7/12/12	21,867
JPMorgan Securities**	INR	20,445,000	USD	401,670	7/12/12	28,604
JPMorgan Securities**	PHP	13,272,000	USD	300,000	3/15/12	(1,844)
JPMorgan Securities**	PHP	4,314,500	USD	100,000	3/15/12	1,876
JPMorgan Securities**	PHP	17,688,000	USD	400,000	3/15/12	(2,277)
JPMorgan Securities**	USD	11,204,954	BRL	21,018,254	1/4/12	63,376
JPMorgan Securities**	USD	11,117,828	BRL	21,018,254	3/2/12	15,185
JPMorgan Securities**	USD	400,000	CNY	2,552,000	6/1/12	4,733
JPMorgan Securities**	USD	300,000	CNY	1,913,700	6/1/12	3,503
JPMorgan Securities**	USD	200,000	CNY	1,279,600	6/1/12	2,938
JPMorgan Securities**	USD	1,400,000	CNY	8,967,000	6/1/12	22,118
JPMorgan Securities**	USD	200,000	CNY	1,283,400	6/1/12	3,540
JPMorgan Securities**	USD	400,000	CNY	2,566,800	6/1/12	7,081
JPMorgan Securities**	USD	100,000	CNY	641,700	6/1/12	1,770
JPMorgan Securities**	USD	300,000	CNY	1,887,450	6/1/12	(661)
JPMorgan Securities**	USD	100,000	CNY	630,500	6/1/12	(6)
JPMorgan Securities**	USD	100,000	CNY	630,200	6/1/12	(54)
JPMorgan Securities**	USD	3,355,013	INR	155,941,000	7/12/12	(509,514)
JPMorgan Securities**	USD	208,412	ZAR	1,520,050	1/26/12	(20,779)
JPMorgan Securities**	ZAR	700,000	USD	87,058	1/26/12	651
JPMorgan Securities**	ZAR	600,000	USD	74,667	1/26/12	604
Morgan Stanley & Co., Inc.***	BRL	371,400	USD	200,000	1/4/12	885
Morgan Stanley & Co., Inc.***	BRL	1,016,675	USD	550,000	1/4/12	4,939
Morgan Stanley & Co., Inc.***	BRL	1,017,363	USD	539,000	1/4/12	(6,430)
Morgan Stanley & Co., Inc.***	BRL	25,407,231	USD	13,544,744	1/4/12	(76,610)
Morgan Stanley & Co., Inc.***	CAD	200,000	USD	193,993	2/9/12	(2,172)
Morgan Stanley & Co., Inc.***	EUR	638,000	USD	835,008	1/17/12	9,221
Morgan Stanley & Co., Inc.***	IDR	5,621,350,000	USD	622,382	1/31/12	3,999
Morgan Stanley & Co., Inc.***	MXN	21,393,600	USD	1,600,000	3/15/12	75,425
Morgan Stanley & Co., Inc.***	TWD	3,052,000	USD	100,000	1/11/12	(814)
Morgan Stanley & Co., Inc.***	USD	1,282,353	BRL	2,405,438	1/4/12	7,253
Morgan Stanley & Co., Inc.***	USD	14,290,585	BRL	25,407,231	1/4/12	(669,231)
Morgan Stanley & Co., Inc.***	USD	500,000	CNY	3,184,750	6/1/12	5,084
Morgan Stanley & Co., Inc.***	USD	100,000	CNY	638,750	6/1/12	1,301
Morgan Stanley & Co., Inc.***	USD	497,313	PHP	21,655,500	3/15/12	(4,803)
Royal Bank of Canada	CAD	305,000	USD	296,759	2/9/12	(2,393)
Royal Bank of Canada	CAD	518,000	USD	500,402	2/9/12	(7,666)
Royal Bank of Canada	CAD	415,000	USD	401,842	2/9/12	(5,201)
Royal Bank of Canada	CAD	3,681,000	USD	3,612,844	2/9/12	2,420

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
Royal Bank of Canada	EUR	968,000	USD	1,278,980	1/17/12	26,061
Royal Bank of Canada	EUR	787,000	USD	1,064,249	1/17/12	45,605
Royal Bank of Canada	EUR	300,000	USD	405,686	1/17/12	17,385
Royal Bank of Canada	GBP	366,000	USD	573,156	1/4/12	4,758
Royal Bank of Canada	USD	573,011	GBP	366,000	2/2/12	(4,755)
Royal Bank of Scotland PLC	USD	500,000	CNY	3,205,500	6/1/12	8,375

Net unrealized appreciation						3,646,712

*	At the period end, cash of $25,000 has been received as collateral for these open forward foreign currency exchange contracts.
**	At the period end, the broker pledged securities with a fair value of $4,018,763 to the Fund as collateral for these open forward foreign currency exchange contracts.
***	At the period end, cash of $285,000 has been received as collateral for these open forward foreign currency exchange contracts.

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CNY	–	Yuan Renminbi
EUR	–	Euro
GBP	–	Great British Pound
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PHP	–	Philippine Peso
SGD	–	Singapore Dollar
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand

(11)	At the period end, open written option contracts were as follows:

Options on Exchange-Traded Futures Contracts

Type	Description	Expiration Date	Strike Price ($)	Number of Contracts	Value ($)
Put	90-Day Eurodollar March Futures	3/19/12	99.000	81	6,581

Written option contracts (Premium received, $66,210)				81	6,581

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Inflation Floor Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount (000) ($)	Value ($)
Floor - OTC CPURNSA Index	Citibank NA	216.687	Maximum of [1-(Index Final/Index Initial)] or $0	4/7/20	2,100	8,331
Floor - OTC CPURNSA Index	Citibank NA	217.965	Maximum of [1-(Index Final/Index Initial)] or $0	9/29/20	1,300	5,475
Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of [1-(Index Final/Index Initial)] or $0	3/10/20	1,000	4,506

Written inflation floor options (Premium received, $42,970)					4,400	18,312

Interest Rate Swaptions

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC - 5 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	1.70%	8/13/12	4,600	30,330
Put	OTC - 1 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	2.25%	5/28/13	13,700	11,068
Put	OTC - 2 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	2.25%	9/24/12	7,100	2,873
Put	OTC - 3 Year Interest Rate Swap	Bank of America NA	Pay	3-Month USD-LIBOR	3.00%	6/18/12	11,000	375
Put	OTC - 3 Year Interest Rate Swap	Barclays Bank PLC*	Pay	3-Month USD-LIBOR	3.00%	6/18/12	8,900	303
Put	OTC - 2 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	0.92%	11/14/12	3,900	13,939
Put	OTC - 5 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	1.70%	8/13/12	24,600	162,199
Put	OTC - 2 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	2.25%	9/24/12	800	324
Put	OTC - 3 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	3.00%	6/18/12	7,800	266
Put	OTC - 5 Year Interest Rate Swap	Citibank NA	Pay	3-Month USD-LIBOR	3.25%	7/16/12	5,000	800
Put	OTC - 3 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	1.00%	8/13/12	4,000	20,544
Put	OTC - 2 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	1.20%	7/11/13	10,500	59,998
Put	OTC - 5 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	1.70%	8/13/12	20,000	131,869
Put	OTC - 1 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	1.75%	7/11/13	68,700	94,050
Put	OTC - 3 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	2.75%	6/18/12	6,300	408

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Type	Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000) ($)	Value ($)
Put	OTC - 3 Year Interest Rate Swap	Deutsche Bank AG	Pay	3-Month USD-LIBOR	3.00%	6/18/12	5,300	181
Put	OTC - 1 Year Interest Rate Swap	Goldman Sachs Bank**	Pay	3-Month USD-LIBOR	1.00%	11/19/12	10,700	14,535
Put	OTC - 5 Year Interest Rate Swap	Goldman Sachs Bank**	Pay	3-Month USD-LIBOR	1.70%	8/13/12	2,200	14,505
Put	OTC - 1 Year Interest Rate Swap	Goldman Sachs Bank**	Pay	3-Month USD-LIBOR	2.00%	4/30/12	66,600	3,696
Put	OTC - 2 Year Interest Rate Swap	Goldman Sachs Bank**	Pay	3-Month USD-LIBOR	2.25%	9/24/12	6,700	2,711
Put	OTC - 2 Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.***	Pay	3-Month USD-LIBOR	0.92%	11/14/12	27,100	96,859
Put	OTC - 2 Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.***	Pay	3-Month USD-LIBOR	2.25%	9/24/12	3,500	1,416
Put	OTC - 10 Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.***	Pay	3-Month USD-LIBOR	10.00%	7/10/12	2,000	—
Put	OTC - 5 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	1.70%	8/13/12	18,000	118,683
Put	OTC - 1 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	1.75%	11/19/12	12,200	6,739
Put	OTC - 1 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	2.00%	4/30/12	24,600	1,365
Put	OTC - 2 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	2.25%	9/24/12	30,700	12,424
Put	OTC - 3 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	2.75%	6/18/12	5,900	382
Put	OTC - 3 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	3.00%	6/18/12	14,900	508
Put	OTC - 5 Year Interest Rate Swap	Royal Bank of Scotland PLC	Pay	3-Month USD-LIBOR	3.25%	7/16/12	1,700	272

Written swaptions (Premium received, $3,016,754)							429,000	803,622

CPURNSA	–	Consumer Price All Urban Non-Seasonally Adjusted Index
LIBOR	–	London Interbank Offered Rate
OTC	–	Over the Counter
USD	–	United States Dollar

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(12)	At the period end, open swap contracts were as follows:

Centrally Cleared Interest Rate Swap Contracts

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Unrealized Appreciation ($)
Pay	6-Month EUR-EURIBOR	3.65%	9/21/21	1,294	151,752	27,529
Pay	6-Month EUR-EURIBOR	2.50%	3/21/22	13,719	117,622	462,084
Pay	6-Month EUR-EURIBOR	2.75%	3/21/22	19,155	605,011	427,256
Pay	6-Month EUR-EURIBOR	3.00%	3/21/22	12,813	699,552	186,551

Total				46,981	1,573,937	1,103,420

OTC Interest Rate Swap Contracts

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Barclays Bank PLC*	Pay	BRL- BZDIOVRA	12.455%	1/2/13	965	22,472	881	21,591
Barclays Bank PLC*	Pay	MXN-TIIE- Banxico	5.60%	9/6/16	150	(1,285)	1,056	(2,341)
Barclays Bank PLC*	Pay	6-Month AUD-BBR BBSW	4.25%	6/15/17	307	(1,004)	(294)	(710)
Barclays Bank PLC*	Pay	6-Month EUR-EURIBOR	2.50%	9/21/18	1,035	31,661	(13,452)	45,113
Barclays Bank PLC*	Pay	6-Month EUR-EURIBOR	3.50%	9/21/21	6,083	617,086	25,155	591,931
Barclays Bank PLC*	Pay	6-Month EUR-EURIBOR	3.00%	9/21/21	3,106	177,882	22,804	155,078
Barclays Bank PLC*	Pay	6-Month GBP-LIBOR	3.00%	3/21/22	932	56,458	10,692	45,766
Barclays Bank PLC*	Pay	6-Month EUR-EURIBOR	2.50%	3/21/22	2,330	19,001	(57,509)	76,510
Deutsche Bank AG	Pay	6-Month AUD-BBR BBSW	4.25%	6/15/17	511	(1,674)	(274)	(1,400)
Goldman Sachs Bank**	Pay	BRL- BZDIOVRA	12.65%	1/2/14	536	31,390	6,547	24,843
Goldman Sachs Bank**	Pay	U.S. Federal Fund Rate	0.50%	9/19/14	2,700	11,965	(11,529)	23,494
HSBC Bank USA, NA****	Pay	MXN-TIIE- Banxico	5.60%	9/6/16	279	(2,386)	1,530	(3,916)
HSBC Bank USA, NA****	Pay	6-Month GBP-LIBOR	3.00%	3/21/22	8,231	498,712	232,447	266,265
Morgan Stanley Capital Services, Inc.***	Pay	BRL- BZDIOVRA	12.59%	1/2/13	107	4,254	273	3,981
Morgan Stanley Capital Services, Inc.***	Pay	BRL- BZDIOVRA	12.50%	1/2/13	2,091	49,988	2,964	47,024

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Morgan Stanley Capital Services, Inc.***	Pay	U.S. Federal Fund Rate	0.50%	9/19/13	13,300	44,461	(17,290)	61,751
Morgan Stanley Capital Services, Inc.***	Pay	BRL- BZDIOVRA	12.51%	1/2/14	536	29,331	4,601	24,730
Morgan Stanley Capital Services, Inc.***	Pay	BRL- BZDIOVRA	12.54%	1/2/14	1,716	59,530	(2,173)	61,703
Morgan Stanley Capital Services, Inc.***	Pay	MXN-TIIE- Banxico	5.60%	9/6/16	215	(1,835)	600	(2,435)
Morgan Stanley Capital Services, Inc.***	Pay	MXN-TIIE- Banxico	6.35%	6/2/21	222	(6,030)	734	(6,764)
Royal Bank of Scotland PLC	Pay	3-Month CAD-CDOR	5.70%	12/18/24	3,141	246,068	(2,193)	248,261

Total					48,493	1,886,045	205,570	1,680,475

AUD	–	Australian Dollar
BBR BBSW	–	Bank Bill Swap Reference Rate
BRL	–	Brazilian Real
BZDIOVRA	–	Brazilian Interbank Deposit Rate Over
CAD	–	Canadian Dollar
CDOR	–	Canadian Deposit Offered Rate
EUR	–	Euro
EURIBOR	–	Euro Interbank Offered Rate
GBP	–	Great British Pound
LIBOR	–	London Interbank Offered Rate
MXN	–	Mexican Peso
TIIE	–	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

OTC Credit Default Swap Contracts on Corporate Issues – Buy Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Unrealized Depreciation ($)
Barclays Bank PLC*	Tate & Lyle International Finance PLC	(1.15%)	6/20/16	0.83%	500	(7,011)	(7,011)

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

OTC Credit Default Swap Contracts on Corporate and Sovereign Issues – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Bank of America NA	Berkshire Hathaway Finance	1.00%	3/20/21	2.02%	2,500	(194,696)	(81,066)	(113,630)
Bank of America NA	Credit Agricole SA	1.00%	6/20/16	5.57%	906	(156,585)	(74,323)	(82,262)
Bank of America NA	General Electric Capital Corp.	1.00%	12/20/15	2.36%	500	(25,125)	(10,025)	(15,100)
Bank of America NA	General Electric Capital Corp.	1.00%	12/20/15	2.36%	500	(25,125)	(9,796)	(15,329)
Bank of America NA	General Electric Capital Corp.	1.00%	3/20/16	2.40%	10,400	(569,873)	(115,798)	(454,075)
Bank of America NA	Indonesian Government Bond	1.00%	9/20/16	1.97%	1,300	(55,646)	(19,903)	(35,743)
Bank of America NA	Japan Government Bond	1.00%	3/20/16	1.30%	100	(1,213)	1,440	(2,653)
Bank of America NA	Japan Government Bond	1.00%	3/20/16	1.30%	200	(2,426)	2,676	(5,102)
Bank of America NA	Metlife, Inc.	1.00%	12/20/15	3.08%	600	(45,376)	(21,812)	(23,564)
Bank of America NA	Metlife, Inc.	1.00%	12/20/15	3.08%	900	(68,063)	(50,283)	(17,780)
Bank of America NA	Prudential Financial, Inc.	1.00%	12/20/15	2.52%	700	(39,357)	(20,428)	(18,929)
Bank of America NA	Spain Government Bond	1.00%	3/20/16	3.76%	100	(10,241)	(6,562)	(3,679)
Bank of America NA	Spain Government Bond	1.00%	3/20/16	3.76%	4,900	(501,820)	(323,602)	(178,218)
Barclays Bank PLC*	Brazilian Government Bond	1.00%	6/20/15	1.29%	500	(4,945)	(7,190)	2,245
Barclays Bank PLC*	Brazilian Government Bond	1.00%	12/20/16	1.57%	3,600	(96,664)	(90,671)	(5,993)
Barclays Bank PLC*	China Government Bond	1.00%	3/20/16	1.27%	1,000	(11,027)	11,950	(22,977)
Barclays Bank PLC*	France Government Bond	0.25%	9/20/16	2.10%	100	(8,071)	(6,115)	(1,956)
Barclays Bank PLC*	Italy Republic Bond	1.00%	3/20/16	4.89%	800	(110,282)	(31,136)	(79,146)
Barclays Bank PLC*	Italy Republic Bond	1.00%	3/20/16	4.89%	3,900	(537,626)	(138,949)	(398,677)
Barclays Bank PLC*	United Mexican States, Series A	1.00%	3/20/15	1.16%	400	(2,022)	(8,999)	6,977
Barclays Bank PLC*	United Mexican States, Series A	1.00%	9/20/15	1.27%	3,300	(32,138)	(44,617)	12,479
Citibank NA	Brazilian Government Bond	1.00%	9/20/15	1.34%	1,000	(12,192)	(15,694)	3,502
Citibank NA	Brazilian Government Bond	1.00%	3/20/16	1.41%	1,400	(23,341)	(26,562)	3,221

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Citibank NA	China Government Bond	1.00%	6/20/16	1.33%	1,400	(19,817)	15,095	(34,912)
Citibank NA	France Government Bond	0.25%	9/20/16	2.10%	3,100	(250,194)	(209,892)	(40,302)
Citibank NA	Italy Republic Bond	1.00%	3/20/16	4.89%	3,300	(454,914)	(426,720)	(28,194)
Citibank NA	Kazakhstan Government Bond	1.00%	3/20/16	2.87%	300	(22,083)	(8,658)	(13,425)
Citibank NA	Metlife, Inc.	1.00%	12/20/15	3.08%	800	(60,501)	(29,083)	(31,418)
Citibank NA	United Mexican States, Series A	1.00%	3/20/15	1.16%	400	(2,023)	(9,184)	7,161
Deutsche Bank AG	Ally Financial Inc.	5.00%	12/20/16	6.35%	600	(29,981)	(8,547)	(21,434)
Deutsche Bank AG	Ally Financial Inc.	5.00%	12/20/16	6.35%	1,200	(59,962)	(42,000)	(17,962)
Deutsche Bank AG	Brazilian Government Bond	1.00%	6/20/15	1.29%	500	(4,945)	(4,780)	(165)
Deutsche Bank AG	Brazilian Government Bond	1.00%	12/20/15	1.38%	6,200	(89,550)	(35,105)	(54,445)
Deutsche Bank AG	China Government Bond	1.00%	9/20/16	1.38%	400	(6,894)	2,210	(9,104)
Deutsche Bank AG	China Government Bond	1.00%	6/20/16	1.33%	800	(11,324)	8,612	(19,936)
Deutsche Bank AG	Japan Government Bond	1.00%	3/20/15	1.11%	700	(2,377)	8,131	(10,508)
Deutsche Bank AG	Kazakhstan Government Bond	1.00%	3/20/16	2.87%	300	(22,083)	(9,075)	(13,008)
Deutsche Bank AG	Merrill Lynch & Co., Inc.	1.00%	3/20/16	4.69%	1,500	(196,506)	(31,933)	(164,573)
Deutsche Bank AG	Metlife, Inc.	1.00%	3/20/18	3.36%	2,600	(320,852)	(147,690)	(173,162)
Deutsche Bank AG	United Mexican States, Series A	1.00%	3/20/15	1.16%	200	(1,011)	(4,592)	3,581
Deutsche Bank AG	United Mexican States, Series A	1.00%	9/20/15	1.27%	3,000	(29,216)	(40,561)	11,345
Goldman Sachs International**	Brazilian Government Bond	1.00%	9/20/16	1.52%	400	(9,412)	(2,435)	(6,977)
Goldman Sachs International**	Brazilian Government Bond	1.00%	6/20/15	1.29%	500	(4,946)	(6,716)	1,770
Goldman Sachs International**	France Government Bond	0.25%	9/20/16	2.10%	300	(24,212)	(15,221)	(8,991)
Goldman Sachs International**	France Government Bond	0.25%	12/20/16	2.14%	4,500	(388,159)	(336,397)	(51,762)
Goldman Sachs International**	Italy Republic Bond	1.00%	3/20/16	4.89%	200	(27,570)	(7,694)	(19,876)
Goldman Sachs International**	Italy Republic Bond	1.00%	3/20/16	4.89%	1,600	(220,564)	(57,984)	(162,580)

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Goldman Sachs International**	Metlife, Inc.	1.00%	9/20/15	3.02%	1,000	(69,530)	(64,375)	(5,155)
Goldman Sachs International**	Spain Government Bond	1.00%	3/20/16	3.76%	100	(10,241)	(6,645)	(3,596)
Goldman Sachs International**	Spain Government Bond	1.00%	6/20/16	3.77%	1,000	(107,757)	(60,347)	(47,410)
Goldman Sachs International**	United Kingdom Gilt	1.00%	12/20/15	0.79%	500	4,054	11,508	(7,454)
Goldman Sachs International**	United Kingdom Gilt	1.00%	6/20/15	0.71%	900	8,948	9,063	(115)
Goldman Sachs International**	United Kingdom Gilt	1.00%	12/20/15	0.79%	1,000	8,108	23,194	(15,086)
Goldman Sachs International**	United Kingdom Gilt	1.00%	6/20/15	0.71%	2,200	21,873	20,327	1,546
HSBC Bank USA, NA****	Brazilian Government Bond	1.00%	9/20/15	1.34%	1,200	(14,630)	(11,923)	(2,707)
HSBC Bank USA, NA****	Brazilian Government Bond	1.00%	3/20/16	1.41%	2,800	(46,681)	(13,144)	(33,537)
HSBC Bank USA, NA****	China Government Bond	1.00%	6/20/16	1.33%	1,500	(21,233)	(29,606)	8,373
HSBC Bank USA, NA****	France Government Bond	0.25%	9/20/16	2.10%	200	(16,141)	(12,139)	(4,002)
HSBC Bank USA, NA****	Kazakhstan Government Bond	1.00%	3/20/16	2.87%	400	(29,443)	(11,729)	(17,714)
Morgan Stanley Capital Services, Inc.***	Brazilian Government Bond	1.00%	6/20/15	1.29%	500	(4,945)	(4,839)	(106)
Morgan Stanley Capital Services, Inc.***	Brazilian Government Bond	1.00%	9/20/15	1.34%	4,900	(59,740)	(68,592)	8,852
Morgan Stanley Capital Services, Inc.***	California State General Obligation	2.25%	3/20/21	2.68%	2,400	(55,347)	—	(55,347)
Morgan Stanley Capital Services, Inc.***	China Government Bond	1.00%	9/20/16	1.38%	900	(15,511)	4,574	(20,085)
Morgan Stanley Capital Services, Inc.***	France Government Bond	0.25%	3/20/16	2.00%	500	(34,588)	(17,026)	(17,562)
Morgan Stanley Capital Services, Inc.***	General Electric Capital Corp.	1.00%	6/20/16	2.45%	100	(5,946)	(383)	(5,563)
Morgan Stanley Capital Services, Inc.***	United Mexican States, Series A	1.00%	3/20/16	1.35%	2,700	(38,534)	(16,616)	(21,918)
Royal Bank of Scotland PLC	China Government Bond	1.00%	6/20/16	1.33%	800	(11,324)	8,419	(19,743)

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread (b)	Notional Amount (c) (000) ($)	Market Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Royal Bank of Scotland PLC	France Government Bond	0.25%	3/20/16	2.00%	500	(34,588)	(16,794)	(17,794)
Royal Bank of Scotland PLC	France Government Bond	0.25%	12/20/15	1.97%	700	(45,022)	(13,898)	(31,124)
Royal Bank of Scotland PLC	France Government Bond	0.25%	3/20/16	2.00%	6,200	(428,893)	(190,853)	(238,040)
Royal Bank of Scotland PLC	Indonesian Government Bond	1.00%	9/20/16	1.97%	100	(4,280)	(1,578)	(2,702)
Royal Bank of Scotland PLC	Italy Republic Bond	1.00%	3/20/16	4.89%	3,900	(537,626)	(140,673)	(396,953)

Total					111,406	(6,341,967)	(3,091,759)	(3,250,208)

OTC Credit Default Swap Contracts on Credit Indices – Sell Protection (a)

Counterparty	Reference Entity	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Amount (c) (000) ($)	Market Value(d) ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
Bank of America NA	CDX.EM-14 Index	5.00%	12/20/15	5,000	395,547	685,000	(289,453)
Barclays Bank PLC*	CDX.EM-13 Index	5.00%	6/20/15	6,000	445,814	769,300	(323,486)
Barclays Bank PLC*	CDX.EM-14 Index	5.00%	12/20/15	900	71,199	120,900	(49,701)
Barclays Bank PLC*	CDX.EM-15 Index	5.00%	6/20/16	700	58,800	74,200	(15,400)
Citibank NA	CDX.EM-14 Index	5.00%	12/20/15	3,100	245,239	418,100	(172,861)
Deutsche Bank AG	CDX.EM-13 Index	5.00%	6/20/15	2,000	148,605	246,500	(97,895)
Deutsche Bank AG	CDX.EM-14 Index	5.00%	12/20/15	1,000	79,109	123,600	(44,491)
Deutsche Bank AG	CDX.EM-15 Index	5.00%	6/20/16	300	25,200	40,650	(15,450)
HSBC Bank USA, NA****	CDX.EM-13 Index	5.00%	6/20/15	4,100	304,639	437,590	(132,951)
HSBC Bank USA, NA****	CDX.EM-14 Index	5.00%	12/20/15	400	31,644	52,200	(20,556)
Morgan Stanley Capital Services, Inc.***	CDX.EM-13 Index	5.00%	6/20/15	1,900	141,174	214,250	(73,076)
Morgan Stanley Capital Services, Inc.***	CDX.EM-14 Index	5.00%	12/20/15	900	71,199	117,000	(45,801)

Total				26,300	2,018,169	3,299,290	(1,281,121)

CDX.EM	–	Credit Derivatives Index – Emerging Markets

*	At the period end, cash of $590,000 has been received as collateral for these open swap and written swaption contracts.
**	At the period end, cash of $220,000 has been received as collateral for these open swap and written swaption contracts.
***	At the period end, cash of $170,000 has been received as collateral for these open swap and written swaption contracts.
****	At the period end, cash of $590,000 has been received as collateral for these open swap contracts.

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of that particular agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(d)	The quoted market prices and resulting values for credit default swap contracts on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

SC SM PIMCO TOTAL RETURN FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2011	Sun Capital Advisers Trust

(13)	Fair Value Measurements †

The following table summarizes the inputs used to value the Fund’s assets and liabilities, as applicable, measured at fair value at the period end:

Assets	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Backed Securities	$—	$23,326,999	$—	$23,326,999
Collateralized Mortgage Obligations	—	23,280,062	—	23,280,062
Commercial Mortgage Backed Securities	—	17,565,727	—	17,565,727
Corporate Debt Obligations (a)	—	319,234,762	—	319,234,762
Foreign Government Agency Obligations	—	11,487,145	—	11,487,145
Foreign Government Obligations	—	63,422,686	—	63,422,686
Municipal Bonds	—	40,209,708	—	40,209,708
U.S. Government Agency Obligations	—	478,815,082	—	478,815,082
U.S. Treasury Obligations	280,726,796	—	—	280,726,796
Convertible Preferred Stocks (a)	212,900	—	—	212,900
Preferred Stocks (a)	—	2,890,080	—	2,890,080
Purchased Options (a)	—	246,755	—	246,755
Short Term Investments			—
Certificates of Deposit (a)	—	12,078,864	—	12,078,864
Commercial Paper	—	36,087,746	—	36,087,746
U.S. Treasury Obligations	20,841,555	260,000	—	21,101,555
Mutual Funds	2,779,528	—	—	2,779,528

Total Short Term Investments	23,621,083	48,426,610	—	72,047,693

Total Investments	304,560,779	1,028,905,616	—	1,333,466,395

Financial Derivative Instruments
Futures Contracts	1,238,146	—	—	1,238,146
Forward Foreign Currency Exchange Contracts	—	5,846,483	—	5,846,483
Swap Contracts (a)	—	5,535,348	—	5,535,348

Total Financial Derivative Instruments	$1,238,146	$11,381,831	$—	$12,619,977

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,199,771)	$—	$(2,199,771)
Written Option Contracts (a)	(6,581)	(18,312)	—	(24,893)
Written Swaption Contracts	—	(803,622)	—	(803,622)
Swap Contracts (a)	—	(6,406,175)	—	(6,406,175)

Total Financial Derivative Instruments	$(6,581)	$(9,427,880)	$—	$(9,434,461)

†	See Note 2b in the Notes to Financial Statements for additional information.
(a)	See Portfolio of Investments for additional detailed categorizations.

See Notes to Financial Statements.

SC SM IBBOTSON BALANCED FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Shares (2)	Value

MUTUAL FUNDS (1) – 99.9%
MFS Emerging Markets Equity Portfolio	2,647,633	$36,643,241
MFS International Growth Portfolio	5,859,791	64,926,479
MFS Value Portfolio	8,132,007	102,788,564
SCSM AllianceBernstein International Value Fund	4,879,360	37,717,455
SCSM BlackRock Inflation Protected Bond Fund	11,284,426	127,965,388
SCSM BlackRock International Index Fund	4,081,698	37,061,818
SCSM BlackRock Large Cap Index Fund	8,505,212	70,253,054
SCSM BlackRock Small Cap Index Fund	1,514,876	18,814,755
SCSM Columbia Small Cap Value Fund	2,847,627	23,720,729
SCSM Davis Venture Value Fund	6,081,272	66,772,368
SCSM Goldman Sachs Mid Cap Value Fund	6,742,659	58,391,430
SCSM Goldman Sachs Short Duration Fund	21,596,581	219,853,190
SCSM Ibbotson Tactical Opportunities Fund	37,444,626	368,080,672
SCSM Invesco Small Cap Growth Fund	1,748,526	18,499,408
SCSM Lord Abbett Growth & Income Fund	5,723,770	36,975,551
SCSM PIMCO High Yield Fund	6,013,800	55,687,787
SCSM PIMCO Total Return Fund	16,202,915	184,551,205
SCSM WMC Blue Chip Mid Cap Fund	4,081,950	56,126,819
SCSM WMC Large Cap Growth Fund	8,967,565	82,860,303
Sun Capital Global Real Estate Fund	3,791,157	36,963,779
Sun Capital Investment Grade Bond Fund®	15,452,076	147,412,808

Total Mutual Funds (Cost $1,879,548,410)		1,852,066,803

Value

TOTAL INVESTMENTS – 99.9%
(Cost $1,879,548,410)	$1,852,066,803
Other assets less liabilities – 0.1%	1,183,793

NET ASSETS – 100.0%	$1,853,250,596

(1)	Sun Capital Advisers LLC® or its affiliate, Massachusetts Financial Services Company (“MFS”), serves as investment adviser to these underlying funds. These are affiliated securities.
(2)	Each investment is in the Initial Class Shares.
(3)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM IBBOTSON CONSERVATIVE FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Shares (2)	Value

MUTUAL FUNDS (1) – 99.9%
MFS International Growth Portfolio	2,365,375	$26,208,358
MFS Value Portfolio	3,620,876	45,767,867
SCSM AllianceBernstein International Value Fund	2,470,766	19,099,021
SCSM BlackRock Inflation Protected Bond Fund	9,922,005	112,515,541
SCSM BlackRock International Index Fund	1,577,907	14,327,398
SCSM BlackRock Large Cap Index Fund	3,798,288	31,373,861
SCSM BlackRock Small Cap Index Fund	778,044	9,663,301
SCSM Columbia Small Cap Value Fund	1,174,382	9,782,603
SCSM Davis Venture Value Fund	1,991,423	21,865,823
SCSM Goldman Sachs Mid Cap Value Fund	2,843,091	24,621,168
SCSM Goldman Sachs Short Duration Fund	18,009,704	183,338,791
SCSM Ibbotson Tactical Opportunities Fund	9,613,253	94,498,281
SCSM Lord Abbett Growth & Income Fund	2,972,056	19,199,482
SCSM PIMCO High Yield Fund	4,114,513	38,100,390
SCSM PIMCO Total Return Fund	10,601,971	120,756,448
SCSM WMC Blue Chip Mid Cap Fund	2,104,650	28,938,932
SCSM WMC Large Cap Growth Fund	4,100,610	37,889,635
Sun Capital Investment Grade Bond Fund®	11,646,101	111,103,802

Total Mutual Funds (Cost $939,498,637)		949,050,702

Value

TOTAL INVESTMENTS – 99.9%
(Cost $939,498,637)	$949,050,702
Other assets less liabilities – 0.1%	846,011

NET ASSETS – 100.0%	$949,896,713

(1)	Sun Capital Advisers LLC® or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.
(2)	Each investment is in the Initial Class Shares.
(3)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

SC SM IBBOTSON GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2011	Sun Capital Advisers Trust

	Shares (2)	Value

MUTUAL FUNDS (1) – 100.1%
MFS Emerging Markets Equity Portfolio	757,033	$10,477,332
MFS International Growth Portfolio	2,709,571	30,022,045
MFS Value Portfolio	2,889,179	36,519,220
SCSM AllianceBernstein International Value Fund	1,447,719	11,190,868
SCSM BlackRock Inflation Protected Bond Fund	1,906,510	21,619,818
SCSM BlackRock International Index Fund	1,731,682	15,723,676
SCSM BlackRock Large Cap Index Fund	3,728,699	30,799,054
SCSM BlackRock Small Cap Index Fund	1,036,235	12,870,044
SCSM Columbia Small Cap Value Fund	1,207,147	10,055,533
SCSM Davis Venture Value Fund	3,842,045	42,185,653
SCSM Goldman Sachs Mid Cap Value Fund	2,953,360	25,576,101
SCSM Goldman Sachs Short Duration Fund	1,984,334	20,200,519
SCSM Ibbotson Tactical Opportunities Fund	11,201,121	110,107,021
SCSM Invesco Small Cap Growth Fund	933,033	9,871,494
SCSM Lord Abbett Growth & Income Fund	1,732,901	11,194,542
SCSM PIMCO Total Return Fund	4,005,097	45,618,060
SCSM WMC Blue Chip Mid Cap Fund	2,019,863	27,773,121
SCSM WMC Large Cap Growth Fund	4,303,139	39,761,004
Sun Capital Global Real Estate Fund	1,370,074	13,358,220
Sun Capital Investment Grade Bond Fund®	2,508,106	23,927,334

Total Mutual Funds (Cost $548,296,543)		548,850,659

Value

TOTAL INVESTMENTS – 100.1%
(Cost $548,296,543)	$548,850,659
Liabilities in excess of other assets – (0.1)%	(688,246)

NET ASSETS – 100.0%	$548,162,413

(1)	Sun Capital Advisers LLC® or its affiliate, MFS, serves as investment adviser to these underlying funds. These are affiliated securities.
(2)	Each investment is in the Initial Class shares
(3)	Fair Value Measurements

All investments are categorized as Level 1 under the fair value hierarchy. See Note 2b in the Notes to Financial Statements for additional information.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2011	Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund	SC BlackRock International Index Fund	SC BlackRock Large Cap Index Fund	SC BlackRock Small Cap Index Fund	SC Goldman Sachs Mid Cap Value Fund
ASSETS
Investments, at value Securities	$72,444,103	$70,697,537	$161,258,391	$188,321,122	$236,376,883

Total Investments	72,444,103	70,697,537	161,258,391	188,321,122	236,376,883
Foreign currency, at value	183,260	1,097,784	—	—	—
Margin deposits with broker	19,934	202,000	264,000	230,000	—
Interest and dividends receivable	197,239	148,141	235,937	266,633	252,329
Receivable for Fund shares sold	—	52,993	60,516	39	—
Receivable for investments sold	—	1,844	25,667	31,776	5,563,335
Variation margin receivable	3,495	13,766	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	13,700	—	—	—	—
Receivable due from Adviser	—	13,241	—	16,104	—
Other assets	1,227	1,189	2,718	3,185	1,960

Total Assets	72,862,958	72,228,495	161,847,229	188,868,859	242,194,507

LIABILITIES
Due to Custodian	—	—	—	25	—
Payable for investments purchased - regular delivery	—	390	—	—	2,348,698
Payable for Fund shares redeemed	417	17	599	39,705	2,085,606
Investment advisory fee payable	40,242	—	58,428	—	212,435
Distribution fee (Service Class) payable	401	506	3,024	12,758	3,460
Variation margin payable	—	—	13,832	6,997	22,100
Unrealized depreciation on forward foreign currency exchange contracts	5,393	—	—	—	—
Accrued expenses and other liabilities	56,496	96,864	58,365	112,073	125

Total Liabilities	102,949	97,777	134,248	171,558	4,672,424

NET ASSETS	$72,760,009	$72,130,718	$161,712,981	$188,697,301	$237,522,083

COMPOSITION OF NET ASSETS
Paid-in Capital	$80,487,596	$78,980,865	$154,301,451	$184,416,842	$172,176,292
Accumulated undistributed net investment income (loss)	1,909,690	1,735,605	2,033,903	1,156,617	3,216,457
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(2,679,646)	(130,662)	(769,658)	6,146,427	29,432,962
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(6,957,631)	(8,455,090)	6,147,285	(3,022,585)	32,696,372

	$72,760,009	$72,130,718	$161,712,981	$188,697,301	$237,522,083

Initial Class
Net Assets	$69,019,316	$67,269,513	$133,605,658	$71,404,731	$207,482,810
Shares of beneficial interest	8,931,018	7,411,574	16,181,720	5,747,909	23,949,270
Net asset value per share	$7.73	$9.08	$8.26	$12.42	$8.66

Service Class
Net Assets	$3,740,693	$4,861,205	$28,107,323	$117,292,570	$30,039,273
Shares of beneficial interest	485,466	536,966	3,317,531	9,565,883	3,481,098
Net asset value per share	$7.71	$9.05	$8.47	$12.26	$8.63

Investments, at cost	$79,408,093	$79,178,949	$155,107,916	$191,377,618	$203,723,271

Foreign currency, at cost	$185,712	$1,097,589	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2011	Sun Capital Advisers Trust

	SC Columbia Small Cap Value Fund	SC Davis Venture Value Fund	SC Invesco Small Cap Growth Fund	SC Lord Abbett Growth & Income Fund	SC WMC Blue Chip Mid Cap Fund
ASSETS
Investments, at value Securities	$55,551,285	$389,515,960	$41,201,515	$451,007,453	$182,682,146

Total Investments	55,551,285	389,515,960	41,201,515	451,007,453	182,682,146
Cash	219,714	358	934,920	—	1,350,185
Interest and dividends receivable	73,504	576,470	15,320	328,618	170,593
Receivable for Fund shares sold	35,222	—	1,195	288	34
Receivable for investments sold	83,657	511,752	75,498	4,030,855	24,337
Other assets	950	6,616	707	3,731	3,076

Total Assets	55,964,332	390,611,156	42,229,155	455,370,945	184,230,371

LIABILITIES
Payable for investments purchased - regular delivery	64,565	386	56,873	2,872,028	—
Payable for Fund shares redeemed	63	65,249	1,494	353,440	21,266
Investment advisory fee payable	55,692	248,365	36,971	336,462	124,335
Distribution fee (Service Class) payable	1,295	26,001	1,442	1,630	3,819
Accrued expenses and other liabilities	37,225	91,009	34,576	241	62,994

Total Liabilities	158,840	431,010	131,356	3,563,801	212,414

NET ASSETS	$55,805,492	$390,180,146	$42,097,799	$451,807,144	$184,017,957

COMPOSITION OF NET ASSETS
Paid-in Capital	$56,380,620	$327,530,005	$37,298,737	$350,776,341	$170,873,171
Accumulated undistributed net investment income (loss)	102,823	1,752,236	—	3,737,451	325,477
Accumulated net realized gain (loss) on investments and foreign currency related transactions	498,168	15,691,918	1,409,397	80,308,239	11,569,600
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(1,176,119)	45,205,987	3,389,665	16,985,113	1,249,709

	$55,805,492	$390,180,146	$42,097,799	$451,807,144	$184,017,957

Initial Class
Net Assets	$43,958,075	$150,771,819	$28,829,814	$436,816,009	$148,863,313
Shares of beneficial interest	5,274,872	13,737,132	2,725,825	67,652,122	10,826,391
Net asset value per share	$8.33	$10.98	$10.58	$6.46	$13.75

Service Class
Net Assets	$11,847,417	$239,408,327	$13,267,985	$14,991,135	$35,154,644
Shares of beneficial interest	1,426,773	21,871,586	1,266,218	2,332,581	2,578,730
Net asset value per share	$8.30	$10.95	$10.48	$6.43	$13.63

Investments, at cost	$56,727,404	$344,308,573	$37,811,850	$434,022,339	$181,432,410

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2011	Sun Capital Advisers Trust

	SC WMC Large Cap Growth Fund	Sun Capital Global Real Estate Fund	SC Ibbotson Tactical Opportunities Fund	Sun Capital Investment Grade Bond Fund	Sun Capital Money Market Fund
ASSETS
Investments, at value Securities	$199,060,292	$204,276,421	$575,260,484	$521,390,647	$223,998,469

Total Investments	199,060,292	204,276,421	575,260,484	521,390,647	223,998,469
Cash	2,336,530	—	—	16,805	—
Foreign currency, at value	—	477,389	—	—	—
Interest and dividends receivable	129,973	1,317,604	1,886	3,663,580	9,760
Receivable for Fund shares sold	3,367	19	295,442	496,005	145,864
Receivable for investments sold	2,881,014	—	—	1,010,583	—
Receivable due from Adviser	—	—	—	—	51,243
Other assets	3,462	3,435	9,743	8,317	3,906

Total Assets	204,414,638	206,074,868	575,567,555	526,585,937	224,209,242

LIABILITIES
Payable for investments purchased - regular delivery	2,247,878	—	2,813,273	11,218,800	—
Payable for investments purchased - delayed delivery	—	—	—	29,283,782	—
Payable for Fund shares redeemed	51,856	126,267	—	949	992,589
Investment advisory fee payable	151,765	54,028	175,389	244,208	—
Distribution fee (Service Class) payable	1,794	12,810	—	19,299	17,640
Accrued expenses and other liabilities	58,035	111,647	92,423	103,965	56,586

Total Liabilities	2,511,328	304,752	3,081,085	40,871,003	1,066,815

NET ASSETS	$201,903,310	$205,770,116	$572,486,470	$485,714,934	$223,142,427

COMPOSITION OF NET ASSETS
Paid-in Capital	$176,173,952	$269,042,973	$588,785,900	$467,498,956	$223,141,969
Accumulated undistributed net investment income (loss)	461,699	(5,401,900)	5,583,870	(175,667)	424
Accumulated net realized gain (loss) on investments, capital gains distributions from underlying funds and foreign currency related transactions	13,618,954	(72,765,265)	(25,127,053)	10,456,838	34
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	11,648,705	14,894,308	3,243,753	7,934,807	—

	$201,903,310	$205,770,116	$572,486,470	$485,714,934	$223,142,427

Initial Class
Net Assets	$185,489,331	$87,924,387	$572,486,470	$307,974,871	$64,198,236
Shares of beneficial interest	20,068,908	9,013,832	58,259,000	32,288,526	64,175,111
Net asset value per share	$9.24	$9.75	$9.83	$9.54	$1.00

Service Class
Net Assets	$16,413,979	$117,845,729	$—	$177,740,063	$158,944,191
Shares of beneficial interest	1,788,108	10,874,746	—	18,499,059	158,968,038
Net asset value per share	$9.18	$10.84	$—	$9.61	$1.00

Investments, at cost	$187,411,696	$189,399,039	$572,016,731	$513,455,840	$223,998,469

Foreign currency, at cost	$—	$459,053	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2011	Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund	SC Goldman Sachs Short Duration Fund	SC PIMCO High Yield Fund	SC PIMCO Total Return Fund
ASSETS
Investments, at value Securities	$540,993,407	$1,179,121,963	$159,511,992	$1,333,466,395

Total Investments	540,993,407	1,179,121,963	159,511,992	1,333,466,395
Cash	—	—	7,554	6,109
Foreign currency, at value	1,194	—	157,413	1,379,735
Margin deposits with broker	1,416,000	—	—	—
Cash collateral pledged to broker	1,660,000	—	—	37,000
Interest and dividends receivable	2,970,436	6,332,853	3,100,257	8,680,398
Receivable for Fund shares sold	3,581,849	635,108	68,329	1,342,101
Receivable for investments sold	—	23,475,313	72,486	80,488,708
Variation margin receivable	—	—	—	471,951
Unrealized appreciation on forward foreign currency exchange contracts	942,490	—	495,625	5,846,483
Swaps, at value	1,126,715	—	41,863	3,961,411
Other assets	172,011	9,915	4,012	189,690

Total Assets	552,864,102	1,209,575,152	163,459,531	1,435,869,981

LIABILITIES
Due to Custodian	730,000	—	—	—
Payable for investments purchased - regular delivery	—	—	—	10,001,728
Payable for investments purchased - delayed delivery	—	23,448,750	—	345,892,035
Cash collateral received from broker	—	—	—	3,220,000
Payable for Fund shares redeemed	—	395,648	23,440	—
Investment advisory fee payable	298,440	638,579	101,586	577,349
Distribution fee (Service Class) payable	30,441	20,838	3,311	76,045
Variation margin payable	214,258	53,021	2,997	—
Options written (Premium $1,431,933; $0; $0 and $3,125,934, respectively)	2,815,504	—	—	828,515
Unrealized depreciation on forward foreign currency exchange contracts	28,324	—	179,011	2,199,771
Accrued expenses and other liabilities	55,852	588	90	58,363
Swaps, at value	3,428,883	—	21,827	6,406,175

Total Liabilities	7,601,702	24,557,424	332,262	369,259,981

NET ASSETS	$545,262,400	$1,185,017,728	$163,127,269	$1,066,610,000

COMPOSITION OF NET ASSETS
Paid-in Capital	$504,991,287	$1,182,093,242	$154,392,566	$1,052,848,669
Accumulated undistributed investment income (loss)	(360,478)	—	394,189	1,766,410
Accumulated net realized gain (loss) on investments and foreign currency related transactions	35,427,828	(3,253,170)	4,876,653	(29,287)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	5,203,763	6,177,656	3,463,861	12,024,208

	$545,262,400	$1,185,017,728	$163,127,269	$1,066,610,000

Initial Class
Net Assets	$264,474,074	$993,705,118	$132,252,878	$361,694,247
Shares of beneficial interest	23,317,392	97,608,498	14,284,143	31,765,750
Net asset value per share	$11.34	$10.18	$9.26	$11.39

Service Class
Net Assets	$280,788,326	$191,312,610	$30,874,391	$704,915,753
Shares of beneficial interest	24,821,337	18,802,326	3,334,350	61,917,358
Net asset value per share	$11.31	$10.17	$9.26	$11.38

Investments, at cost	$531,638,398	$1,172,132,480	$156,534,988	$1,326,786,662

Foreign currency, at cost	$1,194	$—	$167,794	$1,382,273

Net premium paid/(received) on swaps	$—	$—	$(112,075)	$413,101

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2011	Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund	SC Ibbotson Conservative Fund	SC Ibbotson Growth Fund
ASSETS
Investments, at value Affiliated securities	$1,852,066,803	$949,050,702	$548,850,659

Total Investments	1,852,066,803	949,050,702	548,850,659
Cash	1,324,590	518,397	1,261
Interest and dividends receivable	1,365,053	982,430	196,578
Receivable for Fund shares sold	1,684,215	1,173,807	—
Receivable for investments sold	—	—	28,739
Other assets	31,345	16,151	9,347

Total Assets	1,856,472,006	951,741,487	549,086,584

LIABILITIES
Notes payable	—	—	30,000
Payable for investments purchased - regular delivery	2,689,643	1,500,827	196,578
Payable for Fund shares redeemed	13	22	456,689
Investment advisory fee payable	194,038	149,951	113,281
Distribution fee (Service Class) payable	200,318	102,518	59,473
Accrued expenses and other liabilities	137,398	91,456	68,150

Total Liabilities	3,221,410	1,844,774	924,171

NET ASSETS	$1,853,250,596	$949,896,713	$548,162,413

COMPOSITION OF NET ASSETS
Paid-in Capital	$1,787,242,628	$887,992,715	$508,285,158
Accumulated undistributed net investment income (loss)	45,833,983	25,597,929	13,155,787
Accumulated net realized gain (loss) on investments and capital gains from affiliated underlying funds	47,655,592	26,754,004	26,167,352
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(27,481,607)	9,552,065	554,116

	$1,853,250,596	$949,896,713	$548,162,413

Initial Class
Net Assets	$3,149,702	$5,504,748	$2,143,152
Shares of beneficial interest	271,545	480,101	200,283
Net asset value per share	$11.60	$11.47	$10.70

Service Class
Net Assets	$1,850,100,894	$944,391,965	$546,019,261
Shares of beneficial interest	159,704,843	82,389,947	51,044,017
Net asset value per share	$11.58	$11.46	$10.70

Investments, at cost	$1,879,548,410	$939,498,637	$548,296,543

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011	Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund	SC BlackRock International Index Fund	SC BlackRock Large Cap Index Fund	SC BlackRock Small Cap Index Fund	SC Goldman Sachs Mid Cap Value Fund
INVESTMENT INCOME
Interest	$1,277	$691	$1,714	$12,406	$10,931
Dividends (net of foreign withholding taxes of $246,508; $183,183; $0; $1,752 and $1,899, respectively)	2,629,037	2,163,567	2,756,790	2,637,627	6,118,958

Total investment income	2,630,314	2,164,258	2,758,504	2,650,033	6,129,889

EXPENSES
Investment advisory fee	495,766	262,149	464,833	719,592	—
Unified management fee	—	—	—	—	2,812,092
Distribution fee (Service Class)	9,940	4,794	52,788	324,408	81,658
Custody	112,445	369,405	81,862	239,473	—
Accounting	39,261	38,863	44,500	46,917	—
Audit	47,721	39,897	35,863	36,219	—
Legal	5,251	15,478	16,704	61,858	4,951
Printing	1,856	1,035	9,472	118,911	—
Administration	44,018	39,409	56,625	79,493	—
Transfer agent	7,090	6,030	8,656	10,276	—
Trustees fees	3,676	2,991	5,893	9,019	12,563
Insurance	1,581	1,222	2,417	4,084	1,593
Registration fees	2,346	2,313	6,668	4,127	—
Miscellaneous fees	9,947	42,261	3,405	6,303	561

Total expenses	780,898	825,847	789,686	1,660,680	2,913,418

Less: Reduction of investment advisory fees or unified management fees	(177,024)	(262,149)	(66,395)	(175,243)	—
Reimbursement of operating expenses	—	(162,553)	—	—	—

Net expenses	603,874	401,145	723,291	1,485,437	2,913,418

Net investment income	2,026,440	1,763,113	2,035,213	1,164,596	3,216,471

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,858,460)	(174,630)	50,775	9,307,903	30,673,920
Futures	(62,921)	91,709	(434,634)	218,268	(906,369)
Foreign currency related transactions	(2,328)	21,726	—	(52)	—

Net realized gain (loss)	(1,923,709)	(61,195)	(383,859)	9,526,119	29,767,551

Change in unrealized appreciation (depreciation) on:
Investments	(14,381,874)	(10,459,804)	25,305	(21,047,279)	(26,313,561)
Futures	9,875	13,350	(57,956)	(15,314)	48,682
Assets and liabilities in foreign currencies	(2,091)	(9,981)	—	7	—

Change in unrealized appreciation (depreciation)	(14,374,090)	(10,456,435)	(32,651)	(21,062,586)	(26,264,879)

Net realized and unrealized gain (loss)	(16,297,799)	(10,517,630)	(416,510)	(11,536,467)	3,502,672

Net increase (decrease) in net assets from operations	$(14,271,359)	$(8,754,517)	$1,618,703	$(10,371,871)	$6,719,143

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2011	Sun Capital Advisers Trust

	SC Columbia Small Cap Value Fund	SC Davis Venture Value Fund	SC Invesco Small Cap Growth Fund	SC Lord Abbett Growth & Income Fund	SC WMC Blue Chip Mid Cap Fund
INVESTMENT INCOME
Interest	$—	$32,346	$—	$13,443	$21,364
Dividends (net of foreign withholding taxes of $745; $127,407; $0; $131,106 and $1,783, respectively)	943,188	7,258,730	245,210	8,214,170	2,202,781

Total investment income	943,188	7,291,076	245,210	8,227,613	2,224,145

EXPENSES
Investment advisory fee	560,773	3,098,132	377,976	—	1,461,926
Unified management fee	—	—	—	4,427,460	—
Distribution fee (Service Class)	31,221	641,121	34,589	36,961	97,353
Custody	71,570	75,700	35,446	—	52,496
Accounting	36,967	59,171	36,065	—	45,350
Audit	34,745	36,485	34,603	—	35,262
Legal	4,134	27,266	2,596	9,325	12,244
Printing	5,803	59,944	6,322	—	39,729
Administration	40,000	161,587	32,641	—	76,031
Transfer agent	7,802	11,569	6,863	—	11,153
Trustees fees	2,936	19,434	1,822	24,254	8,487
Insurance	1,280	9,733	723	3,325	3,377
Registration fees	1,470	901	1,042	—	6,500
Miscellaneous fees	2,524	9,421	1,838	1,018	4,241

Total expenses	801,225	4,210,464	572,526	4,502,343	1,854,149

Less: Reduction of investment advisory fees or unified management fees	(50,472)	—	(78,373)	(14,104)	—

Net expenses	750,753	4,210,464	494,153	4,488,239	1,854,149

Net investment income (loss)	192,435	3,080,612	(248,943)	3,739,374	369,996

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,252,078	17,048,097	1,636,367	81,889,029	15,220,517
Foreign currency related transactions	—	15,792	(39)	(1,781)	(23,151)

Net realized gain (loss)	1,252,078	17,063,889	1,636,328	81,887,248	15,197,366

Change in unrealized appreciation (depreciation) on:
Investments	(6,135,475)	(37,039,837)	(3,012,085)	(114,410,703)	(30,278,702)
Assets and liabilities in foreign currencies	—	(6,484)	—	(1)	(27)

Change in unrealized appreciation (depreciation)	(6,135,475)	(37,046,321)	(3,012,085)	(114,410,704)	(30,278,729)

Net realized and unrealized gain (loss)	(4,883,397)	(19,982,432)	(1,375,757)	(32,523,456)	(15,081,363)

Net increase (decrease) in net assets from operations	$(4,690,962)	$(16,901,820)	$(1,624,700)	$(28,784,082)	$(14,711,367)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2011	Sun Capital Advisers Trust

	SC WMC Large Cap Growth Fund	Sun Capital Global Real Estate Fund	SC Ibbotson Tactical Opportunities Fund	Sun Capital Investment Grade Bond Fund	Sun Capital Money Market Fund
INVESTMENT INCOME
Interest	$—	$6,281	$2,836	$15,538,891	$295,215
Dividends (net of foreign withholding taxes of $6,253; $269,790; $0; $0 and $0, respectively)	2,244,080	6,935,335	7,649,286	—	—

Total investment income	2,244,080	6,941,616	7,652,122	15,538,891	295,215

EXPENSES
Investment advisory fee	1,488,628	2,223,032	1,966,977	2,564,327	1,007,486
Distribution fee (Service Class)	45,207	325,067	—	388,916	332,493
Custody	77,510	98,686	57,181	78,329	36,515
Accounting	46,082	46,708	46,847	64,190	48,360
Audit	35,369	37,855	33,658	36,216	32,228
Legal	13,268	17,867	35,720	29,282	20,440
Printing	18,431	146,643	6,035	43,707	26,861
Administration	82,257	95,996	198,649	164,501	103,773
Transfer agent	11,695	12,315	2,639	10,689	9,344
Trustees fees	9,149	11,263	24,780	19,515	9,398
Insurance	4,370	5,551	9,671	8,576	4,194
Registration fees	2,958	235	22,079	5,298	—
Miscellaneous fees	4,527	6,379	9,626	8,194	3,406

Total expenses	1,839,451	3,027,597	2,413,862	3,421,740	1,634,498

Less: Reduction of investment advisory fees or unified management fees	(56,766)	(134,073)	—	—	(1,007,486)
Reimbursement of operating expenses	—	—	—	—	(432,207)

Net expenses	1,782,685	2,893,524	2,413,862	3,421,740	194,805

Net investment income	461,395	4,048,092	5,238,260	12,117,151	100,410

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	15,549,407	17,717,063	(25,692,874)	13,279,551	189
Capital gain distributions from underlying funds	—	—	1,172,858	—	—
Foreign currency related transactions	315	(37,309)	—	(4,837)	—

Net realized gain (loss)	15,549,722	17,679,754	(24,520,016)	13,274,714	189

Change in unrealized appreciation (depreciation) on:
Investments	(24,678,170)	(36,240,076)	(13,441,503)	2,742,198	—
Assets and liabilities in foreign currencies	(39)	13,379	—	—	—

Change in unrealized appreciation (depreciation)	(24,678,209)	(36,226,697)	(13,441,503)	2,742,198	—

Net realized and unrealized gain (loss)	(9,128,487)	(18,546,943)	(37,961,519)	16,016,912	189

Net increase (decrease) in net assets from operations	$(8,667,092)	$(14,498,851)	$(32,723,259)	$28,134,063	$100,599

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2011	Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund	SC Goldman Sachs Short Duration Fund	SC PIMCO High Yield Fund	SC PIMCO Total Return Fund
INVESTMENT INCOME
Interest	$13,414,254	$21,068,239	$13,831,620	$26,945,776
Dividends	—	—	23,438	301,335

Total investment income	13,414,254	21,068,239	13,855,058	27,247,111

EXPENSES
Unified management fee	3,128,009	7,562,100	1,315,627	5,923,060
Distribution fee (Service Class)	572,343	436,218	80,359	1,491,700
Legal	8,645	21,273	3,222	16,316
Trustees fees	21,638	55,350	8,299	41,243
Insurance	2,275	6,972	1,027	4,631
Miscellaneous fees	836	2,176	346	1,571

Total expenses	3,733,746	8,084,089	1,408,880	7,478,521

Less: Reduction of investment advisory fees or unified management fees	(10,675)	—	—	(21,566)

Net expenses	3,723,071	8,084,089	1,408,880	7,456,955

Net investment income	9,691,183	12,984,150	12,446,178	19,790,156

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	33,967,357	7,500,536	5,433,786	(5,789,645)
Futures	(4,498,018)	(10,168,402)	245,470	11,919,424
Written options	1,958,147	—	—	(3,292,806)
Swaps	3,891,676	—	(150,662)	(604,106)
Foreign currency related transactions	512,246	—	246,651	5,406,736

Net realized gain (loss)	35,831,408	(2,667,866)	5,775,245	7,639,603

Change in unrealized appreciation (depreciation) on:
Investments	10,915,470	(3,673,243)	(11,610,115)	(961,142)
Futures	(936,169)	(869,201)	(242,475)	1,918,902
Written options	(1,394,478)	—	—	3,234,191
Swaps	(1,716,970)	—	(75,950)	(2,896,459)
Assets and liabilities in foreign currencies	1,540,014	—	82,023	2,484,718

Change in unrealized appreciation (depreciation)	8,407,867	(4,542,444)	(11,846,517)	3,780,210

Net realized and unrealized gain (loss)	44,239,275	(7,210,310)	(6,071,272)	11,419,813

Net increase (decrease) in net assets from operations	$53,930,458	$5,773,840	$6,374,906	$31,209,969

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2011	Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund	SC Ibbotson Conservative Fund	SC Ibbotson Growth Fund
INVESTMENT INCOME
Dividends from affiliated underlying funds	30,120,475	16,794,340	7,678,194

Total investment income	30,120,475	16,794,340	7,678,194

EXPENSES
Investment advisory fee	2,136,588	1,065,192	731,974
Distribution fee (Service Class)	4,266,703	2,116,868	1,459,026
Custody	133,056	78,987	62,102
Accounting	62,209	44,936	35,721
Audit	37,749	34,467	33,646
Legal	112,401	55,956	38,593
Printing	113,774	64,599	39,826
Administration	512,436	282,505	226,083
Transfer agent	6,870	6,194	6,982
Trustees fees	78,130	39,081	27,585
Insurance	32,045	17,064	13,251
Miscellaneous fees	31,332	17,720	13,740

Total expenses	7,523,293	3,823,569	2,688,529

Less: Reduction of investment advisory fees or unified management fees	—	—	(30,539)

Net expenses	7,523,293	3,823,569	2,657,990

Net investment income	22,597,182	12,970,771	5,020,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Affiliated investments	14,231,134	12,016,855	12,462,243
Capital gain distributions from affiliated underlying funds	56,678,139	27,372,000	21,842,345

Net realized gain (loss)	70,909,273	39,388,855	34,304,588

Change in unrealized appreciation (depreciation) on:
Affiliated investments	(134,384,440)	(47,602,597)	(62,543,315)

Change in unrealized appreciation (depreciation)	(134,384,440)	(47,602,597)	(62,543,315)

Net realized and unrealized gain (loss)	(63,475,167)	(8,213,742)	(28,238,727)

Net increase (decrease) in net assets from operations	$(40,877,985)	$4,757,029	$(23,218,523)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	SC AllianceBernstein International Value Fund		SC BlackRock International Index Fund		SC BlackRock Large Cap Index Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010*	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,026,440	$1,433,993	$1,763,113	$11,836	$2,035,213	$1,350,737
Net realized gain (loss)	(1,923,709)	4,761,611	(61,195)	(67,035)	(383,859)	17,406,046
Change in unrealized appreciation (depreciation)	(14,374,090)	(614,010)	(10,456,435)	2,001,345	(32,651)	(222,758)

Net increase (decrease) in net assets resulting from operations	(14,271,359)	5,581,594	(8,754,517)	1,946,146	1,618,703	18,534,025

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(2,131,553)	(5,066)	(27,188)	—	(1,188,116)	—
Service Class	(92,452)	(170)	(366)	—	(153,956)	—
Net realized gain on investments:
Initial Class	(4,184,882)	(1,243,366)	(13,792)	—	(15,053,193)	(216,837)
Service Class	(198,077)	(41,814)	(605)	—	(2,622,329)	(24,908)

Net decrease in net assets from distributions	(6,606,964)	(1,290,416)	(41,951)	—	(19,017,594)	(241,745)

SHARE TRANSACTIONS
Net proceeds from sales	24,761,780	34,934,924	27,957,708	53,063,106	59,067,590	53,409,421
Net proceeds from reinvestment of distributions	6,606,964	1,290,416	41,951	—	19,017,594	241,745
Cost of shares redeemed	(11,982,247)	(23,677,066)	(1,962,277)	(119,468)	(5,549,730)	(47,738,756)

Net increase (decrease) in net assets from share transactions	19,386,497	12,548,274	26,037,382	52,943,638	72,535,454	5,912,410

Total increase (decrease) in net assets	(1,491,826)	16,839,452	17,240,914	54,889,784	55,136,563	24,204,690
NET ASSETS
Beginning of period	74,251,835	57,412,383	54,889,804	20 **	106,576,418	82,371,728

End of period†	$72,760,009	$74,251,835	$72,130,718	$54,889,804	$161,712,981	$106,576,418

† Accumulated undistributed net investment income (loss)	$1,909,690	$1,643,157	$1,735,605	$(26,586)	$2,033,903	$1,345,539

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC BlackRock Small Cap Index Fund		SC Goldman Sachs Mid Cap Value Fund		SC Columbia Small Cap Value Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,164,596	$719,170	$3,216,471	$3,355,421	$192,435	$306,272
Net realized gain (loss)	9,526,119	46,763,334	29,767,551	23,083,327	1,252,078	10,133,361
Change in unrealized appreciation (depreciation)	(21,062,586)	(7,590,100)	(26,264,879)	23,569,954	(6,135,475)	(518,490)

Net increase (decrease) in net assets resulting from operations	(10,371,871)	39,892,404	6,719,143	50,008,702	(4,690,962)	9,921,143

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(336,194)	(155,615)	(2,530,062)	—	(315,572)	—
Service Class	(298,646)	(155,938)	(279,038)	—	(54,992)	—
Net realized gain on investments:
Initial Class	—	—	(20,477,095)	(5,643,760)	(8,341,941)	(3,503,453)
Service Class	—	—	(2,866,709)	(540,908)	(2,165,393)	(809,308)

Net decrease in net assets from distributions	(634,840)	(311,553)	(26,152,904)	(6,184,668)	(10,877,898)	(4,312,761)

SHARE TRANSACTIONS
Net proceeds from sales	73,065,958	13,269,153	41,490,219	74,814,561	15,347,441	22,139,445
Net proceeds from reinvestment of distributions	634,840	311,553	26,152,904	6,184,668	10,877,898	4,312,761
Cost of shares redeemed	(54,674,961)	(56,251,939)	(82,486,214)	(62,184,412)	(15,925,425)	(11,469,850)

Net increase (decrease) in net assets from share transactions	19,025,837	(42,671,233)	(14,843,091)	18,814,817	10,299,914	14,982,356

Total increase (decrease) in net assets	8,019,126	(3,090,382)	(34,276,852)	62,638,851	(5,268,946)	20,590,738
NET ASSETS
Beginning of period	180,678,175	183,768,557	271,798,935	209,160,084	61,074,438	40,483,700

End of period†	$188,697,301	$180,678,175	$237,522,083	$271,798,935	$55,805,492	$61,074,438

† Accumulated undistributed net investment income (loss)	$1,156,617	$791,322	$3,216,457	$3,346,874	$102,823	$310,060

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Davis Venture Value Fund		SC Invesco Small Cap Growth Fund		SC Lord Abbett Growth & Income Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,080,612	$2,547,809	$(248,943)	$(148,181)	$3,739,374	$3,182,186
Net realized gain (loss)	17,063,889	31,572,627	1,636,328	1,661,528	81,887,248	81,513,204
Change in unrealized appreciation (depreciation)	(37,046,321)	18,973,697	(3,012,085)	4,731,050	(114,410,704)	6,557,057

Net increase (decrease) in net assets resulting from operations	(16,901,820)	53,094,133	(1,624,700)	6,244,397	(28,784,082)	91,252,447

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,458,153)	(1,027,110)	—	—	(3,111,235)	—
Service Class	(1,681,850)	(583,899)	—	—	(62,483)	—
Net realized gain on investments:
Initial Class	(7,052,000)	—	(940,924)	(1,478,663)	(79,188,726)	(22,281,747)
Service Class	(10,983,085)	—	(452,649)	(722,220)	(2,464,036)	(518,969)

Net decrease in net assets from distributions	(21,175,088)	(1,611,009)	(1,393,573)	(2,200,883)	(84,826,480)	(22,800,716)

SHARE TRANSACTIONS
Net proceeds from sales	35,005,009	101,561,755	19,428,355	9,254,259	40,666,490	87,295,175
Net proceeds from reinvestment of distributions	21,175,088	1,611,009	1,393,573	2,200,883	84,826,480	22,800,716
Cost of shares redeemed	(51,687,437)	(113,481,100)	(7,054,019)	(3,746,705)	(118,535,361)	(128,148,494)

Net increase (decrease) in net assets from share transactions	4,492,660	(10,308,336)	13,767,909	7,708,437	6,957,609	(18,052,603)

Total increase (decrease) in net assets	(33,584,248)	41,174,788	10,749,636	11,751,951	(106,652,953)	50,399,128
NET ASSETS
Beginning of period	423,764,394	382,589,606	31,348,163	19,596,212	558,460,097	508,060,969

End of period†	$390,180,146	$423,764,394	$42,097,799	$31,348,163	$451,807,144	$558,460,097

† Accumulated undistributed net investment income (loss)	$1,752,236	$1,811,049	$—	$—	$3,737,451	$3,182,309

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC WMC Blue Chip Mid Cap Fund		SC WMC Large Cap Growth Fund		Sun Capital Global Real Estate Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$369,996	$108,582	$461,395	$607,276	$4,048,092	$6,818,385
Net realized gain (loss)	15,197,366	15,478,147	15,549,722	22,548,882	17,679,754	21,437,170
Change in unrealized appreciation (depreciation)	(30,278,729)	14,767,047	(24,678,209)	13,271,194	(36,226,697)	6,098,216

Net increase (decrease) in net assets resulting from operations	(14,711,367)	30,353,776	(8,667,092)	36,427,352	(14,498,851)	34,353,771

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(87,870)	(60,133)	(579,237)	(545,213)	(6,609,071)	(12,598,073)
Service Class	—	—	(12,731)	(9,148)	(7,956,792)	(13,918,369)

Net decrease in net assets from distributions	(87,870)	(60,133)	(591,968)	(554,361)	(14,565,863)	(26,516,442)

SHARE TRANSACTIONS
Net proceeds from sales	47,484,537	65,448,862	35,457,471	54,836,305	25,509,428	40,263,351
Net proceeds from reinvestment of distributions	87,870	60,133	591,968	554,361	14,565,863	26,516,442
Cost of shares redeemed	(17,498,041)	(43,053,482)	(16,007,222)	(67,647,634)	(59,721,367)	(44,052,501)

Net increase (decrease) in net assets from share transactions	30,074,366	22,455,513	20,042,217	(12,256,968)	(19,646,076)	22,727,292

Total increase (decrease) in net assets	15,275,129	52,749,156	10,783,157	23,616,023	(48,710,790)	30,564,621
NET ASSETS
Beginning of period	168,742,828	115,993,672	191,120,153	167,504,130	254,480,906	223,916,285

End of period†	$184,017,957	$168,742,828	$201,903,310	$191,120,153	$205,770,116	$254,480,906

† Accumulated undistributed net investment income (loss)	$325,477	$105,271	$461,699	$591,957	$(5,401,900)	$(870,323)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Ibbotson Tactical Opportunities Fund			Sun Capital Investment Grade Bond Fund		Sun Capital Money Market Fund
	Year Ended December 31,			Year Ended December 31,		Year Ended December 31,
	2011	2010*		2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,238,260	$3,857,285		$12,117,151	$10,282,898	$100,410	$153,247
Net realized gain (loss)	(24,520,016)	537,564		13,274,714	7,159,689	189	529
Change in unrealized appreciation (depreciation)	(13,441,503)	16,685,256		2,742,198	3,226,405	—	—

Net increase (decrease) in net assets resulting from operations	(32,723,259)	21,080,105		28,134,063	20,668,992	100,599	153,776

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(3,891,717)	—		(8,410,817)	(7,412,008)	(100,408)	(153,247)
Service Class	—	—		(4,422,591)	(3,029,790)	—	—
Net realized gain on investments:
Initial Class	(764,559)	—		(5,933,714)	(681,253)	(423)	—
Service Class	—	—		(3,518,517)	(313,903)	(908)	—

Net decrease in net assets from distributions	(4,656,276)	—		(22,285,639)	(11,436,954)	(101,739)	(153,247)

SHARE TRANSACTIONS
Net proceeds from sales	155,432,816	434,362,406		115,018,973	200,395,252	168,938,206	151,481,767
Net proceeds from reinvestment of distributions	4,656,276	—		22,285,639	11,436,954	101,739	153,247
Cost of shares redeemed	(5,645,958)	(19,650)		(30,552,460)	(48,989,541)	(132,382,403)	(169,444,454)

Net increase (decrease) in net assets from share transactions	154,443,134	434,342,756		106,752,152	162,842,665	36,657,542	(17,809,440)

Total increase (decrease) in net assets	117,063,599	455,422,861		112,600,576	172,074,703	36,656,402	(17,808,911)
NET ASSETS
Beginning of period	455,422,871	10	**	373,114,358	201,039,655	186,486,025	204,294,936

End of period†	$572,486,470	$455,422,871		$485,714,934	$373,114,358	$223,142,427	$186,486,025

† Accumulated undistributed net investment income (loss)	$5,583,870	$3,891,690		$(175,667)	$9,304	$424	$422

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
**	Amount represents initial seed investment.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC BlackRock Inflation Protected Bond Fund		SC Goldman Sachs Short Duration Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,691,183	$3,508,503	$12,984,150	$13,496,544
Net realized gain (loss)	35,831,408	13,896,047	(2,667,866)	9,186,082
Change in unrealized appreciation (depreciation)	8,407,867	(4,717,883)	(4,542,444)	998,471

Net increase (decrease) in net assets resulting from operations	53,930,458	12,686,667	5,773,840	23,681,097

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(5,975,908)	(2,042,941)	(11,423,943)	(13,719,331)
Service Class	(4,587,618)	(1,190,584)	(1,560,207)	(1,542,346)
Net realized gain on investments:
Initial Class	(6,570,230)	(1,815,579)	(5,924,191)	(972,991)
Service Class	(6,765,513)	(1,330,938)	(1,139,506)	(138,662)
Return of capital:
Initial Class	—	—	(444,745)	—
Service Class	—	—	(60,740)	—

Net decrease in net assets from distributions	(23,899,269)	(6,380,042)	(20,553,332)	(16,373,330)

SHARE TRANSACTIONS
Net proceeds from sales	175,920,152	193,206,634	224,077,321	300,846,678
Net proceeds from reinvestment of distributions	23,899,269	6,380,042	20,553,332	16,373,330
Cost of shares redeemed	(63,538,400)	(12,046,006)	(199,049,052)	(147,289,854)

Net increase (decrease) in net assets from share transactions	136,281,021	187,540,670	45,581,601	169,930,154

Total increase (decrease) in net assets	166,312,210	193,847,295	30,802,109	177,237,921
NET ASSETS
Beginning of period	378,950,190	185,102,895	1,154,215,619	976,977,698

End of period†	$545,262,400	$378,950,190	$1,185,017,728	$1,154,215,619

† Accumulated undistributed net investment income (loss)	$(360,478)	$638,947	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC PIMCO High Yield Fund		SC PIMCO Total Return Fund
	Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$12,446,178	$10,503,313	$19,790,156	$10,423,575
Net realized gain (loss)	5,775,245	4,663,008	7,639,603	24,324,457
Change in unrealized appreciation (depreciation)	(11,846,517)	1,547,809	3,780,210	2,026,730

Net increase (decrease) in net assets resulting from operations	6,374,906	16,714,130	31,209,969	36,774,762

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(10,762,395)	(8,491,359)	(8,526,376)	(5,163,456)
Service Class	(2,302,772)	(1,965,640)	(14,698,114)	(7,131,257)
Net realized gain on investments:
Initial Class	(3,540,485)	(857,562)	(8,344,147)	(893,320)
Service Class	(831,503)	(202,216)	(16,650,181)	(1,377,736)

Net decrease in net assets from distributions	(17,437,155)	(11,516,777)	(48,218,818)	(14,565,769)

SHARE TRANSACTIONS
Net proceeds from sales	33,647,337	63,731,516	325,105,197	379,028,421
Net proceeds from reinvestment of distributions	17,437,155	11,516,777	48,218,818	14,565,769
Cost of shares redeemed	(49,447,118)	(24,995,144)	(46,112,654)	(47,950,269)

Net increase (decrease) in net assets from share transactions	1,637,374	50,253,149	327,211,361	345,643,921

Total increase (decrease) in net assets	(9,424,875)	55,450,502	310,202,512	367,852,914
NET ASSETS
Beginning of period	172,552,144	117,101,642	756,407,488	388,554,574

End of period†	$163,127,269	$172,552,144	$1,066,610,000	$756,407,488

† Accumulated undistributed net investment income (loss)	$394,189	$366,223	$1,766,410	$(586,403)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	SC Ibbotson Balanced Fund		SC Ibbotson Conservative Fund		SC Ibbotson Growth Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$22,597,182	$12,819,808	$12,970,771	$6,715,912	$5,020,204	$5,451,060
Net realized gain (loss)	70,909,273	65,356,107	39,388,855	23,520,441	34,304,588	52,815,917
Change in unrealized appreciation (depreciation)	(134,384,440)	51,959,160	(47,602,597)	27,625,126	(62,543,315)	11,687,524

Net increase (decrease) in net assets resulting from operations	(40,877,985)	130,135,075	4,757,029	57,861,479	(23,218,523)	69,954,501

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(37,770)	(16,154)	(77,271)	(34,581)	(37,431)	(17,891)
Service Class	(20,418,196)	(9,758,906)	(10,742,754)	(7,460,635)	(9,219,001)	(7,020,584)
Net realized gain on investments:
Initial Class	(88,078)	(7,998)	(115,262)	(14,251)	(173,024)	(12,008)
Service Class	(57,633,808)	(6,259,087)	(19,296,974)	(3,749,369)	(48,814,290)	(5,614,337)

Net decrease in net assets from distributions	(78,177,852)	(16,042,145)	(30,232,261)	(11,258,836)	(58,243,746)	(12,664,820)

SHARE TRANSACTIONS
Net proceeds from sales	471,059,800	754,316,052	219,153,249	351,389,899	35,985,469	106,923,986
Net proceeds from reinvestment of distributions	78,177,852	16,042,145	30,232,261	11,258,836	58,243,746	12,664,820
Cost of shares redeemed	(22,858,558)	(5,242,404)	(35,755,822)	(14,007,370)	(55,143,740)	(35,071,730)

Net increase (decrease) in net assets from share transactions	526,379,094	765,115,793	213,629,688	348,641,365	39,085,475	84,517,076

Total increase (decrease) in net assets	407,323,257	879,208,723	188,154,456	395,244,008	(42,376,794)	141,806,757
NET ASSETS
Beginning of period	1,445,927,339	566,718,616	761,742,257	366,498,249	590,539,207	448,732,450

End of period†	$1,853,250,596	$1,445,927,339	$949,896,713	$761,742,257	$548,162,413	$590,539,207

† Accumulated undistributed net investment income (loss)	$45,833,983	$20,455,821	$25,597,929	$10,819,968	$13,155,787	$9,256,393

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC AllianceBernstein International Value Fund Initial Class Shares					SC AllianceBernstein International Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010		2009	2008*	2011	2010		2009	2008*
Net Asset Value, Beginning of Period	$10.11	$9.82		$7.92	$10.00	$10.09	$9.81		$7.92	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.24 †	0.19	†	0.22 †	0.01	0.22 †	0.16	†	0.21 †	0.02
Net realized and unrealized gain (loss) on investments	(1.89)	0.25		2.13	(2.07)	(1.88)	0.27		2.11	(2.09)

Total from Investment Operations	(1.65)	0.44		2.35	(2.06)	(1.66)	0.43		2.32	(2.07)

Less Distributions from:
Net investment income	(0.24)	(0.00	)(e)	(0.22)	(0.02)	(0.23)	(0.00	)(e)	(0.20)	(0.01)
Net realized gain on investments	(0.49)	(0.15)		(0.23)	—	(0.49)	(0.15)		(0.23)	—

Total distributions	(0.73)	(0.15)		(0.45)	(0.02)	(0.72)	(0.15)		(0.43)	(0.01)

Net Asset Value, End of Period	$7.73	$10.11		$9.82	$7.92	$7.71	$10.09		$9.81	$7.92

Total Return (b)	(16.21)%	4.62%		29.71%	(20.64)%	(16.46)%	4.52%		29.26%	(20.69)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$69,019	$71,186		$55,746	$9,763	$3,741	$3,065		$1,666	$2,051
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%		0.75%	0.75%	1.00%	1.00%		1.00%	1.00%
Gross expenses (a)(d)	0.98%	1.06%		1.38%	6.64%	1.23%	1.31%		1.69%	4.64%
Net investment income (loss) (a)(c)(d)	2.58%	2.01%		2.47%	1.18%	2.40%	1.65%		2.35%	1.07%
Portfolio turnover rate	47%	60%		49%	7%	47%	60%		49%	7%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock International Index Fund Initial Class Shares				SC BlackRock International Index Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2011		2010*		2011		2010*
Net Asset Value, Beginning of Period	$10.38		$10.00		$10.37		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.27	†	0.00	†(e)	0.19	†	(0.00	)†(e)
Net realized and unrealized gain (loss) on investments	(1.56)		0.38		(1.51)		0.37

Total from Investment Operations	(1.29)		0.38		(1.32)		0.37

Less Distributions from:
Net investment income	(0.01)		—		(0.00	)(e)	—
Net realized gain on investments	(0.00	)(e)	—		(0.00	)(e)	—

Total distributions	(0.01)		—		(0.00	)(e)	—

Net Asset Value, End of Period	$9.08		$10.38		$9.05		$10.37

Total Return (b)	(12.46)%		3.80%		(12.70)%		3.70%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$67,270		$54,635		$4,861		$255
Ratio to average net assets:
Net expenses (a)(c)(d)	0.60%		0.60%		0.86%		0.85%
Gross expenses (a)(d)	1.25%		2.27%		1.60%		5.60%
Net investment income (loss) (a)(c)(d)	2.71%		0.18%		2.02%		(0.07)%
Portfolio turnover rate	3%		1%		3%		1%

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Large Cap Index Fund Initial Class Shares					SC BlackRock Large Cap Index Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.37	$8.04	$6.70	$10.77	$12.37	$9.59	$8.25	$6.87	$11.03	$12.65

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.14 †	0.10 †	0.11 †	0.04	0.12	0.12 †	0.09 †	0.10 †	0.10	0.08
Net realized and unrealized gain (loss) on investments	(0.07)	1.25	1.30	(4.03)	(0.84)	(0.08)	1.27	1.33	(4.19)	(0.84)

Total from Investment Operations	0.07	1.35	1.41	(3.99)	(0.72)	0.04	1.36	1.43	(4.09)	(0.76)

Less Distributions from:
Net investment income	(0.08)	—	(0.07)	(0.05)	(0.10)	(0.06)	—	(0.05)	(0.04)	(0.08)
Net realized gain on investments	(1.10)	(0.02)	—	(0.03)	(0.78)	(1.10)	(0.02)	—	(0.03)	(0.78)

Total distributions	(1.18)	(0.02)	(0.07)	(0.08)	(0.88)	(1.16)	(0.02)	(0.05)	(0.07)	(0.86)

Net Asset Value, End of Period	$8.26	$9.37	$8.04	$6.70	$10.77	$8.47	$9.59	$8.25	$6.87	$11.03

Total Return (a)	1.58%	16.76%	21.09%	(37.06)%	(5.81)%	1.17%	16.45%	20.85%	(37.15)%	(6.07)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$133,606	$90,267	$70,638	$8,366	$5,544	$28,107	$16,309	$11,734	$4,974	$7,808
Ratios to average net assets:
Net expenses (b)(c)	0.50%	0.85%	0.90%	0.90%	0.90%	0.75%	1.09%	1.15%	1.15%	1.15%
Gross expenses (c)	0.56%	0.86%	1.13%	2.08%	1.81%	0.80%	1.10%	1.44%	2.34%	2.05%
Net investment income (loss) (b)(c)	1.57%	1.23%	1.55%	1.39%	0.89%	1.33%	1.02%	1.37%	1.05%	0.63%
Portfolio turnover rate	2%	235%	109%	189%	63%	2%	235%	109%	189%	63%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Small Cap Index Fund Initial Class Shares					SC BlackRock Small Cap Index Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$13.12	$10.58	$7.74	$12.98	$15.02	$12.95	$10.45	$7.66	$12.85		$14.99

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.11 †	0.06 †	0.04 †	0.03	0.05	0.06 †	0.04 †	0.02 †	(0.00	)(d)	0.01
Net realized and unrealized gain (loss) on investments	(0.75)	2.52	2.81	(4.82)	(0.23)	(0.72)	2.47	2.78	(4.77)		(0.29)

Total from Investment Operations	(0.64)	2.58	2.85	(4.79)	(0.18)	(0.66)	2.51	2.80	(4.77)		(0.28)

Less Distributions from:
Net investment income	(0.06)	(0.04)	(0.01)	(0.03)	—	(0.03)	(0.01)	(0.01)	(0.00	)(d)	—
Net realized gain on investments	—	—	—	(0.42)	(1.86)	—	—	—	(0.42)		(1.86)

Total distributions	(0.06)	(0.04)	(0.01)	(0.45)	(1.86)	(0.03)	(0.01)	(0.01)	(0.42)		(1.86)

Net Asset Value, End of Period	$12.42	$13.12	$10.58	$7.74	$12.98	$12.26	$12.95	$10.45	$7.66		$12.85

Total Return (a)	(4.87)%	24.46%	36.77%	(37.99)%	(1.44)%	(5.09)%	24.07%	36.50%	(38.14)%		(2.11)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$71,405	$45,720	$48,950	$38,435	$72,741	$117,293	$134,958	$134,819	$115,098		$105,377
Ratios to average net assets:
Net expenses (b)(c)	0.61%	0.95%	1.00%	1.00%	1.00%	0.85%	1.20%	1.25%	1.25%		1.25%
Gross expenses (c)	0.70%	0.99%	1.21%	1.29%	1.38%	0.94%	1.23%	1.46%	1.55%		1.61%
Net investment income (loss) (b)(c)	0.83%	0.57%	0.45%	0.21%	0.31%	0.50%	0.34%	0.20%	0.04%		(0.06)%
Portfolio turnover rate	37%	131%	132%	126%	126%	37%	131%	132%	126%		126%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expenses reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Goldman Sachs Mid Cap Value Fund Initial Class Shares				SC Goldman Sachs Mid Cap Value Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2011	2010	2009	2008*	2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$9.45	$7.93	$6.93	$10.00	$9.41	$7.93	$6.93	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.12 †	0.12 †	0.11 †	0.05	0.10 †	0.10 †	0.09 †	0.07
Net realized and unrealized gain (loss) on investments	0.06	1.61	1.68	(3.06)	0.07	1.59	1.68	(3.09)

Total from Investment Operations	0.18	1.73	1.79	(3.01)	0.17	1.69	1.77	(3.02)

Less Distributions from:
Net investment income	(0.10)	—	(0.08)	(0.06)	(0.08)	—	(0.06)	(0.05)
Net realized gain on investments	(0.87)	(0.21)	(0.71)	—	(0.87)	(0.21)	(0.71)	—

Total distributions	(0.97)	(0.21)	(0.79)	(0.06)	(0.95)	(0.21)	(0.77)	(0.05)

Net Asset Value, End of Period	$8.66	$9.45	$7.93	$6.93	$8.63	$9.41	$7.93	$6.93

Total Return (b)	2.47%	22.13%	25.68%	(30.07)%	2.34%	21.62%	25.38%	(30.21)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$207,483	$245,161	$190,461	$6,496	$30,039	$26,638	$18,699	$4,452
Ratio to average net assets:
Net expenses (a)(c)(d)	1.06%	1.06%	1.06%	1.07%	1.31%	1.31%	1.31%	1.32%
Gross expenses (a)(d)	1.06%	1.06%	1.06%	1.08%	1.31%	1.31%	1.31%	1.32%
Net investment income (loss) (a)(c)(d)	1.23%	1.41%	1.45%	2.10%	1.02%	1.18%	1.15%	1.65%
Portfolio turnover rate	50%	65%	159%	90%	50%	65%	159%	90%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Columbia Small Cap Value Fund Initial Class Shares				SC Columbia Small Cap Value Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2011	2010	2009	2008*	2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$11.18	$10.08	$7.97	$10.00	$11.14	$10.07	$7.97	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04 †	0.07 †	0.06 †	0.01	0.01 †	0.05 †	0.04 †	0.01
Net realized and unrealized gain (loss) on investments	(0.88)	1.93	2.38	(2.03)	(0.86)	1.92	2.36	(2.03)

Total from Investment Operations	(0.84)	2.00	2.44	(2.02)	(0.85)	1.97	2.40	(2.02)

Less Distributions from:
Net investment income	(0.07)	—	(0.05)	(0.01)	(0.05)	—	(0.02)	(0.01)
Net realized gain on investments	(1.94)	(0.90)	(0.28)	—	(1.94)	(0.90)	(0.28)	—

Total distributions	(2.01)	(0.90)	(0.33)	(0.01)	(1.99)	(0.90)	(0.30)	(0.01)

Net Asset Value, End of Period	$8.33	$11.18	$10.08	$7.97	$8.30	$11.14	$10.07	$7.97

Total Return (b)	(6.32)%	21.62%	30.52%	(20.15)%	(6.50)%	21.33%	30.07%	(20.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$43,958	$48,782	$33,674	$4,316	$11,847	$12,293	$6,809	$1,424
Ratio to average net assets:
Net expenses (a)(c)(d)	1.15%	1.15%	1.15%	1.15%	1.40%	1.40%	1.40%	1.40%
Gross expenses (a)(d)	1.24%	1.41%	1.54%	8.84%	1.48%	1.67%	1.87%	6.68%
Net investment income (loss) (a)(c)(d)	0.36%	0.68%	0.65%	1.18%	0.12%	0.47%	0.44%	0.72%
Portfolio turnover rate	50%	139%	110%	28%	50%	139%	110%	28%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Davis Venture Value Fund Initial Class Shares					SC Davis Venture Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.08	$10.75	$8.34	$13.65	$13.17	$12.05	$10.72	$8.32	$13.61	$13.15

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.11 †	0.08 †	0.06 †	0.10	0.17	0.08 †	0.05 †	0.04 †	0.06	0.12
Net realized and unrealized gain (loss) on investments	(0.59)	1.30	2.39	(5.21)	0.39	(0.59)	1.31	2.37	(5.17)	0.39

Total from Investment Operations	(0.48)	1.38	2.45	(5.11)	0.56	(0.51)	1.36	2.41	(5.11)	0.51

Less Distributions from:
Net investment income	(0.11)	(0.05)	(0.04)	(0.09)	(0.08)	(0.08)	(0.03)	(0.01)	(0.07)	(0.05)
Net realized gain on investments	(0.51)	—	—	(0.11)	—	(0.51)	—	—	(0.11)	—

Total distributions	(0.62)	(0.05)	(0.04)	(0.20)	(0.08)	(0.59)	(0.03)	(0.01)	(0.18)	(0.05)

Net Asset Value, End of Period	$10.98	$12.08	$10.75	$8.34	$13.65	$10.95	$12.05	$10.72	$8.32	$13.61

Total Return (a)	(3.77)%	12.92%	29.39%	(37.81)%	4.23%	(4.02)%	12.68%	29.02%	(37.93)%	3.91%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$150,772	$157,652	$147,350	$31,868	$52,861	$239,408	$266,112	$235,240	$82,041	$27,764
Ratios to average net assets:
Net expenses (b)(c)	0.86%	0.87%	0.90%	0.90%	0.90%	1.11%	1.12%	1.15%	1.15%	1.15%
Gross expenses (c)	0.86%	0.87%	0.93%	1.11%	1.11%	1.11%	1.12%	1.18%	1.35%	1.35%
Net investment income (loss) (b)(c)	0.90%	0.73%	0.62%	0.86%	1.06%	0.65%	0.49%	0.41%	0.65%	0.68%
Portfolio turnover rate	16%	39%	17%	19%	10%	16%	39%	17%	19%	10%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Invesco Small Cap Growth Fund Initial Class Shares					SC Invesco Small Cap Growth Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008*		2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$11.06	$9.59	$7.51	$10.00		$10.99	$9.55	$7.50	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.06)†	(0.05)†	(0.02)†	(0.00	)(e)	(0.09)†	(0.08)†	(0.04)†	(0.01)
Net realized and unrealized gain (loss) on investments	(0.05)	2.39	2.41	(2.49)		(0.05)	2.39	2.40	(2.49)

Total from Investment Operations	(0.11)	2.34	2.39	(2.49)		(0.14)	2.31	2.36	(2.50)

Less Distributions from:
Net investment income	—	—	—	—		—	—	—	—
Net realized gain on investments	(0.37)	(0.87)	(0.31)	—		(0.37)	(0.87)	(0.31)	—

Total distributions	(0.37)	(0.87)	(0.31)	—		(0.37)	(0.87)	(0.31)	—

Net Asset Value, End of Period	$10.58	$11.06	$9.59	$7.51		$10.48	$10.99	$9.55	$7.50

Total Return (b)	(0.92)%	26.08%	31.75%	(24.90)%		(1.20)%	25.86%	31.39%	(25.00)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$28,830	$20,587	$13,109	$2,530		$13,268	$10,761	$6,488	$1,544
Ratio to average net assets:
Net expenses (a)(c)(d)	1.16%	1.15%	1.15%	1.15%		1.40%	1.40%	1.40%	1.40%
Gross expenses (a)(d)	1.35%	1.63%	2.17%	11.09%		1.61%	1.88%	2.48%	9.42%
Net investment income (loss) (a)(c)(d)	(0.53)%	(0.53)%	(0.25)%	(0.40)%		(0.80)%	(0.78)%	(0.51)%	(0.72)%
Portfolio turnover rate	33%	42%	114%	4%		33%	42%	114%	4%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Lord Abbett Growth & Income Fund Initial Class Shares				SC Lord Abbett Growth & Income Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2011	2010	2009	2008*	2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$8.44	$7.52	$7.08	$10.00	$8.41	$7.51	$7.08	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.06 †	0.05 †	0.05 †	0.06	0.04 †	0.03 †	0.04 †	0.06
Net realized and unrealized gain (loss) on investments	(0.64)	1.20	1.22	(2.92)	(0.63)	1.20	1.19	(2.93)

Total from Investment Operations	(0.58)	1.25	1.27	(2.86)	(0.59)	1.23	1.23	(2.87)

Less Distributions from:
Net investment income	(0.05)	—	(0.05)	(0.06)	(0.04)	—	(0.02)	(0.05)
Net realized gain on investments	(1.35)	(0.33)	(0.78)	—	(1.35)	(0.33)	(0.78)	—

Total distributions	(1.40)	(0.33)	(0.83)	(0.06)	(1.39)	(0.33)	(0.80)	(0.05)

Net Asset Value, End of Period	$6.46	$8.44	$7.52	$7.08	$6.43	$8.41	$7.51	$7.08

Total Return (b)	(6.15)%	17.19%	17.85%	(28.54)%	(6.40)%	16.94%	17.41%	(28.68)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$436,816	$544,716	$498,639	$2,229	$14,991	$13,744	$9,422	$2,620
Ratio to average net assets:
Net expenses (a)(c)(d)	0.87%	0.87%	0.87%	0.87%	1.12%	1.12%	1.12%	1.12%
Gross expenses (a)(d)	0.88%	0.88%	0.88%	0.90%	1.13%	1.13%	1.13%	1.14%
Net investment income (loss) (a)(c)(d)	0.74%	0.62%	0.68%	1.71%	0.51%	0.36%	0.49%	1.48%
Portfolio turnover rate	68%	63%	83%	73%	68%	63%	83%	73%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC WMC Blue Chip Mid Cap Fund Initial Class Shares							SC WMC Blue Chip Mid Cap Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2011	2010	2009		2008	2007		2011		2010	2009		2008*
Net Asset Value, Beginning of Period	$14.92	$12.12	$9.32		$17.95	$19.04		$14.82		$12.07	$9.30		$15.70

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.04 †	0.02 †	0.02	†	0.01	(0.00	)(e)	(0.00	)†(e)	(0.01)†	(0.01	)†	0.02
Net realized and unrealized gain (loss) on investments	(1.20)	2.79	2.78		(5.41)	2.87		(1.19)		2.76	2.78		(3.19)

Total from Investment Operations	(1.16)	2.81	2.80		(5.40)	2.87		(1.19)		2.75	2.77		(3.17)

Less Distributions from:
Net investment income	(0.01)	(0.01)	(0.00	)(e)	(0.03)	(0.25)		—		—	(0.00	)(e)	(0.03)
Net realized gain on investments	—	—	—		(3.20)	(3.71)		—		—	—		(3.20)

Total distributions	(0.01)	(0.01)	(0.00	)(e)	(3.23)	(3.96)		—		—	(0.00	)(e)	(3.23)

Net Asset Value, End of Period	$13.75	$14.92	$12.12		$9.32	$17.95		$13.63		$14.82	$12.07		$9.30

Total Return (b)	(7.78)%	23.17%	30.07%		(35.14)%	15.41%		(8.03)%		22.78%	29.96%		(26.06)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$148,863	$128,115	$75,745		$45,842	$85,438		$35,155		$40,627	$40,249		$31,137
Ratio to average net assets:
Net expenses (a)(c)(d)	0.96%	0.99%	1.00%		1.00%	1.00%		1.21%		1.24%	1.25%		1.25%
Gross expenses (a)(d)	0.96%	0.99%	1.10%		1.21%	1.14%		1.21%		1.24%	1.35%		1.47%
Net investment income (loss) (a)(c)(d)	0.26%	0.17%	0.17%		0.05%	(0.17)%		(0.00)%		(0.11)%	(0.09)%		0.02%
Portfolio turnover rate	68%	69%	82%		104%	75%		68%		69%	82%		104%

*	For the period March 7, 2008 (commencement of operations – Service Class Shares) through December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	SC WMC Large Cap Growth Fund Initial Class Shares							SC WMC Large Cap Growth Fund Service Class Shares
	Years Ended December 31,							Years Ended December 31,
	2011	2010	2009	2008		2007*		2011		2010		2009	2008		2007
Net Asset Value, Beginning of Period	$9.71	$8.15	$5.95	$10.65		$9.99		$9.65		$8.10		$5.92	$10.63		$9.98

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.02 †	0.03 †	0.04 †	0.04		(0.00	)(e)	0.00	†(e)	0.01	†	0.03 †	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	(0.46)	1.55	2.17	(4.74)		0.69		(0.46)		1.54		2.16	(4.73)		0.70

Total from Investment Operations	(0.44)	1.58	2.21	(4.70)		0.69		(0.46)		1.55		2.19	(4.71)		0.68

Less Distributions from:
Net investment income	(0.03)	(0.02)	(0.01)	—		—		(0.01)		(0.00	)(e)	(0.01)	—		—
Net realized gain on investments	—	—	—	(0.00	)(e)	(0.03)		—		—		—	(0.00	)(e)	(0.03)

Total distributions	(0.03)	(0.02)	(0.01)	(0.00	)(e)	(0.03)		(0.01)		(0.00	)(e)	(0.01)	(0.00	)(e)	(0.03)

Net Asset Value, End of Period	$9.24	$9.71	$8.15	$5.95		$10.65		$9.18		$9.65		$8.10	$5.92		$10.63

Total Return (b)	(4.53)%	19.50%	37.23%	(44.12)%		6.88%		(4.80)%		19.19%		37.08%	(44.30)%		6.78%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$185,489	$172,338	$149,621	$34,599		$62,680		$16,414		$18,782		$17,883	$15,518		$33,064
Ratios to average net assets:
Net expenses (a)(c)(d)	0.88%	0.81%	0.81%	0.81%		0.81%		1.12%		1.06%		1.06%	1.06%		1.06%
Gross expenses (a)(d)	0.90%	0.92%	1.05%	1.17%		1.06%		1.16%		1.17%		1.33%	1.43%		1.46%
Net investment income (loss) (a)(c)(d)	0.26%	0.34%	0.60%	0.43%		0.01%		0.00%		0.09%		0.46%	0.17%		(0.25)%
Portfolio turnover rate	58%	77%	72%	265%		307%		58%		77%		72%	265%		307%

*	For the period April 2, 2007 (commencement of operations – Initial Class Shares) through December 31, 2007.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Sun Capital Global Real Estate Fund Initial Class Shares					Sun Capital Global Real Estate Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.44	$11.23	$8.99	$18.24	$24.60	$12.61	$12.25	$9.77	$19.66	$26.23

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.21 †	0.34 †	0.32 †	0.18	0.66	0.20 †	0.34 †	0.32 †	0.18	0.40
Net realized and unrealized gain (loss) on investments	(1.08)	1.28	2.35	(7.53)	(3.70)	(1.17)	1.40	2.56	(8.22)	(3.71)

Total from Investment Operations	(0.87)	1.62	2.67	(7.35)	(3.04)	(0.97)	1.74	2.88	(8.04)	(3.31)

Less Distributions from:
Net investment income	(0.82)	(1.41)	(0.36)	(0.39)	(0.36)	(0.80)	(1.38)	(0.33)	(0.34)	(0.30)
Net realized gain on investments	—	—	(0.07)	(1.51)	(2.96)	—	—	(0.07)	(1.51)	(2.96)

Total distributions	(0.82)	(1.41)	(0.43)	(1.90)	(3.32)	(0.80)	(1.38)	(0.40)	(1.85)	(3.26)

Net Asset Value, End of Period	$9.75	$11.44	$11.23	$8.99	$18.24	$10.84	$12.61	$12.25	$9.77	$19.66

Total Return (a)	(7.59)%	15.28%	30.09%	(44.73)%	(13.13)%	(7.74)%	14.94%	29.83%	(44.89)%	(13.34)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$87,924	$111,981	$84,988	$45,841	$87,441	$117,846	$142,500	$138,929	$126,838	$173,065
Ratios to average net assets:
Net expenses (b)(c)	1.10%	1.10%	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (c)	1.15%	1.11%	1.17%	1.23%	1.18%	1.41%	1.37%	1.43%	1.48%	1.43%
Net investment income (loss) (b)(c)	1.89%	3.07%	3.52%	1.28%	2.65%	1.60%	2.80%	3.33%	1.15%	2.82%
Portfolio turnover rate	27%	40%	110%	76%	25%	27%	40%	110%	76%	25%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Tactical Opportunities Fund Initial Class Shares
	Years Ended December 31,
	2011	2010*
Net Asset Value, Beginning of Period	$10.52	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.10 †	0.09 †
Net realized and unrealized gain (loss) on investments	(0.71)	0.43

Total from Investment Operations	(0.61)	0.52

Less Distributions from:
Net investment income	(0.07)	—
Net realized gain on investments	(0.01)	—

Total distributions	(0.08)	—

Net Asset Value, End of Period	$9.83	$10.52

Total Return (b)	(5.75)%	5.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$572,486	$455,423
Ratios to average net assets:
Net expenses (a)(c)(d)(e)	0.45%	0.50%
Gross expenses (a)(d)(e)	0.45%	0.60%
Net investment income (loss) (a)(c)(d)(e)	0.97%	7.56%
Portfolio turnover rate (f)	156%	17%

*	For the period November 15, 2010 (commencement of operations) to December 31, 2010.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Sun Capital Investment Grade Bond Fund Initial Class Shares					Sun Capital Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.39	$9.06	$7.84	$9.48	$9.62	$9.46	$9.12	$7.90	$9.55	$9.69

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.28 †	0.32 †	0.39 †	0.51	0.49	0.26 †	0.30 †	0.37 †	0.49	0.47
Net realized and unrealized gain (loss) on investments	0.37	0.37	1.23	(1.65)	(0.14)	0.37	0.38	1.23	(1.66)	(0.14)

Total from Investment Operations	0.65	0.69	1.62	(1.14)	0.35	0.63	0.68	1.60	(1.17)	0.33

Less Distributions from:
Net investment income	(0.30)	(0.33)	(0.39)	(0.50)	(0.49)	(0.28)	(0.31)	(0.37)	(0.48)	(0.47)
Net realized gain on investments	(0.20)	(0.03)	(0.01)	—	—	(0.20)	(0.03)	(0.01)	—	—

Total distributions	(0.50)	(0.36)	(0.40)	(0.50)	(0.49)	(0.48)	(0.34)	(0.38)	(0.48)	(0.47)

Net Asset Value, End of Period	$9.54	$9.39	$9.06	$7.84	$9.48	$9.61	$9.46	$9.12	$7.90	$9.55

Total Return (a)	7.06%	7.67%	21.00%	(12.47)%	3.75%	6.77%	7.49%	20.58%	(12.67)%	3.51%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$307,975	$245,190	$136,827	$35,941	$40,696	$177,740	$127,925	$64,213	$21,189	$25,460
Ratios to average net assets:
Net expenses (b)(c)	0.71%	0.73%	0.75%	0.75%	0.75%	0.96%	0.98%	1.00%	1.00%	1.00%
Gross expenses (c)	0.71%	0.73%	0.84%	1.06%	1.00%	0.96%	0.98%	1.10%	1.31%	1.24%
Net investment income (loss) (b)(c)	2.93%	3.47%	4.49%	5.70%	5.10%	2.67%	3.22%	4.25%	5.45%	4.89%
Portfolio turnover rate (d)	96%	90%	99%	30%	46%	96%	90%	99%	30%	46%

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Excludes mortgage dollar roll transactions.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Sun Capital Money Market Fund Initial Class Shares								Sun Capital Money Market Fund Service Class Shares
	Years Ended December 31,								Years Ended December 31,
	2011		2010		2009		2008	2007	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (loss) (c)	0.00	(d)†	0.00	(d)†	0.00	(d)†	0.02	0.05	0.00	(d)†	0.00	(d)†	0.00	(d)†	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.00	(d)	0.02	0.05	0.00	(d)	0.00	(d)	0.00	(d)	0.02	0.05

Less Distributions from:
Net investment income	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)	(0.05)	—		—		(0.00	)(d)	(0.02)	(0.05)
Net realized gain on investments	(0.00	)(d)	—		—		—	—	(0.00	)(d)	—		—		—	—

Total distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.02)	(0.05)	(0.00	)(d)	—		(0.00	)(d)	(0.02)	(0.05)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return (a)	0.15%		0.19%		0.25%		2.25%	4.87%	0.00%		0.00%		0.02%		2.00%	4.61%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$64,198		$67,785		$88,013		$150,416	$129,112	$158,944		$118,701		$116,282		$54,108	$1,740
Ratios to average net assets:
Net expenses (b)(c)	0.00%		0.03%		0.20%		0.50%	0.50%	0.14%		0.22%		0.38%		0.75%	0.75%
Gross expenses (c)	0.65%		0.66%		0.72%		0.81%	0.76%	0.90%		0.91%		0.94%		1.10%	1.00%
Net investment income (loss) (b)(c)	0.15%		0.19%		0.25%		2.19%	4.76%	0.00%		0.00%		0.01%		1.34%	4.50%
Portfolio turnover rate	N/A		N/A		N/A		N/A	N/A	N/A		N/A		N/A		N/A	N/A

†	Based on average shares outstanding during the period.
(a)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(b)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(c)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(d)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC BlackRock Inflation Protected Bond Fund Initial Class Shares					SC BlackRock Inflation Protected Bond Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008*		2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$10.64	$10.34	$9.87	$10.00		$10.61	$10.32	$9.87	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.25 †	0.14 †	0.24 †	(0.05)		0.20 †	0.12 †	0.21 †	(0.06)
Net realized and unrealized gain (loss) on investments	1.00	0.40	0.61	(0.05	)(c)	1.03	0.38	0.60	(0.04	)(c)

Total from Investment Operations	1.25	0.54	0.85	(0.10)		1.23	0.50	0.81	(0.10)

Less Distributions from:
Net investment income	(0.26)	(0.14)	(0.22)	(0.03)		(0.24)	(0.11)	(0.20)	(0.03)
Net realized gain on investments	(0.29)	(0.10)	(0.16)	—		(0.29)	(0.10)	(0.16)	—

Total distributions	(0.55)	(0.24)	(0.38)	(0.03)		(0.53)	(0.21)	(0.36)	(0.03)

Net Asset Value, End of Period	$11.34	$10.64	$10.34	$9.87		$11.31	$10.61	$10.32	$9.87

Total Return (b)	11.90%	5.24%	8.72%	(0.95)%		11.70%	4.91%	8.34%	(0.96)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$264,474	$217,591	$106,264	$8,311		$280,788	$161,359	$78,839	$4,276
Ratio to average net assets:
Net expenses (a)(d)(e)	0.65%	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%	0.90%
Gross expenses (a)(e)	0.66%	0.66%	0.66%	0.68%		0.91%	0.91%	0.91%	0.93%
Net investment income (loss) (a)(d)(e)	2.23%	1.34%	2.33%	(4.63)%		1.78%	1.09%	2.07%	(4.60)%
Portfolio turnover rate	430%	388%	278%	85%		430%	388%	278%	85%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Goldman Sachs Short Duration Fund Initial Class Shares					SC Goldman Sachs Short Duration Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011		2010	2009	2008*	2011		2010	2009	2008*
Net Asset Value, Beginning of Period	$10.31		$10.23	$10.13	$10.00	$10.31		$10.23	$10.13	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.12	†	0.14 †	0.19 †	0.16	0.09	†	0.11 †	0.17 †	0.14
Net realized and unrealized gain (loss) on investments	(0.07)		0.11	0.19	0.16	(0.07)		0.11	0.18	0.16

Total from Investment Operations	0.05		0.25	0.38	0.32	0.02		0.22	0.35	0.30

Less Distributions from:
Net investment income	(0.12)		(0.16)	(0.21)	(0.16)	(0.10)		(0.13)	(0.18)	(0.14)
Net realized gain on investments	(0.06)		(0.01)	(0.07)	(0.03)	(0.06)		(0.01)	(0.07)	(0.03)
Capital	(0.00	)(e)	—	—	—	(0.00	)(e)	—	—	—

Total distributions	(0.18)		(0.17)	(0.28)	(0.19)	(0.16)		(0.14)	(0.25)	(0.17)

Net Asset Value, End of Period	$10.18		$10.31	$10.23	$10.13	$10.17		$10.31	$10.23	$10.13

Total Return (b)	0.53%		2.41%	3.78%	3.22%	0.17%		2.16%	3.52%	3.00%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$993,705		$1,004,464	$869,648	$54,602	$191,313		$149,752	$107,329	$63,422
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%		0.65%	0.65%	0.65%	0.90%		0.90%	0.90%	0.90%
Gross expenses (a)(d)	0.65%		0.65%	0.65%	0.68%	0.90%		0.90%	0.90%	0.92%
Net investment income (loss) (a)(c)(d)	1.14%		1.32%	1.82%	2.34%	0.89%		1.05%	1.66%	1.95%
Portfolio turnover rate	154%		122%	231%	333%	154%		122%	231%	333%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC PIMCO High Yield Fund Initial Class Shares				SC PIMCO High Yield Fund Service Class Shares
	Years Ended December 31,				Years Ended December 31,
	2011	2010	2009	2008*	2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$9.83	$9.46	$8.07	$10.00	$9.83	$9.46	$8.07	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.68 †	0.72 †	0.75 †	0.53	0.66 †	0.70 †	0.72 †	0.51
Net realized and unrealized gain (loss) on investments	(0.28)	0.44	1.62	(1.85)	(0.29)	0.43	1.62	(1.85)

Total from Investment Operations	0.40	1.16	2.37	(1.32)	0.37	1.13	2.34	(1.34)

Less Distributions from:
Net investment income	(0.72)	(0.72)	(0.74)	(0.55)	(0.69)	(0.69)	(0.71)	(0.53)
Net realized gain on investments	(0.25)	(0.07)	(0.24)	(0.06)	(0.25)	(0.07)	(0.24)	(0.06)

Total distributions	(0.97)	(0.79)	(0.98)	(0.61)	(0.94)	(0.76)	(0.95)	(0.59)

Net Asset Value, End of Period	$9.26	$9.83	$9.46	$8.07	$9.26	$9.83	$9.46	$8.07

Total Return (b)	4.26%	12.68%	30.67%	(13.74)%	4.01%	12.40%	30.34%	(13.92)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$132,253	$140,327	$92,422	$3,134	$30,874	$32,225	$24,680	$12,300
Ratio to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	0.75%	0.75%	0.75%	0.77%	1.00%	1.00%	1.00%	1.03%
Net investment income (loss) (a)(c)(d)	7.05%	7.42%	8.45%	6.74%	6.80%	7.19%	8.19%	7.18%
Portfolio turnover rate	35%	28%	190%	75%	35%	28%	190%	75%

*	For the period March 7, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC PIMCO Total Return Fund Initial Class Shares					SC PIMCO Total Return Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2011	2010	2009	2008*		2011	2010	2009	2008*
Net Asset Value, Beginning of Period	$11.58	$11.04	$10.55	$10.00		$11.58	$11.04	$10.55	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.27 †	0.22 †	0.27 †	0.03		0.24 †	0.19 †	0.24 †	0.02
Net realized and unrealized gain (loss) on investments	0.15	0.61	0.65	0.55		0.14	0.61	0.65	0.55

Total from Investment Operations	0.42	0.83	0.92	0.58		0.38	0.80	0.89	0.57

Less Distributions from:
Net investment income	(0.31)	(0.25)	(0.29)	(0.03)		(0.28)	(0.22)	(0.26)	(0.02)
Net realized gain on investments	(0.30)	(0.04)	(0.14)	(0.00	)(e)	(0.30)	(0.04)	(0.14)	(0.00	)(e)

Total distributions	(0.61)	(0.29)	(0.43)	(0.03)		(0.58)	(0.26)	(0.40)	(0.02)

Net Asset Value, End of Period	$11.39	$11.58	$11.04	$10.55		$11.38	$11.58	$11.04	$10.55

Total Return (b)	3.70%	7.53%	8.89%	5.82%		3.35%	7.27%	8.62%	5.76%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$361,694	$273,150	$144,812	$13,823		$704,916	$483,257	$243,743	$18,397
Ratio to average net assets:
Net expenses (a)(c)(d)	0.65%	0.65%	0.65%	0.65%		0.90%	0.90%	0.90%	0.90%
Gross expenses (a)(d)	0.66%	0.66%	0.66%	0.68%		0.91%	0.91%	0.91%	0.93%
Net investment income (loss) (a)(c)(d)	2.33%	1.93%	2.44%	1.19%		2.09%	1.67%	2.15%	0.97%
Portfolio turnover rate	551%	493%	496%	181%		551%	493%	496%	181%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Balanced Fund Initial Class Shares						SC Ibbotson Balanced Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2011	2010	2009		2008*		2011	2010	2009		2008*
Net Asset Value, Beginning of Period	$12.37	$11.21	$9.07		$10.00		$12.35	$11.20	$9.06		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.20 †	0.20 †	0.20	†	0.02		0.16 †	0.15 †	0.17	†	0.01
Net realized and unrealized gain (loss) on investments	(0.40)	1.15	1.97		(0.95	)(c)	(0.39)	1.16	1.97		(0.95	)(c)

Total from Investment Operations	(0.20)	1.35	2.17		(0.93)		(0.23)	1.31	2.14		(0.94)

Less Distributions from:
Net investment income	(0.17)	(0.13)	(0.03)		—		(0.14)	(0.10)	(0.00	)(h)	—
Net realized gain on investments	(0.40)	(0.06)	(0.00	)(h)	—		(0.40)	(0.06)	(0.00	)(h)	—

Total distributions	(0.57)	(0.19)	(0.03)		—		(0.54)	(0.16)	(0.00	)(h)	—

Net Asset Value, End of Period	$11.60	$12.37	$11.21		$9.07		$11.58	$12.35	$11.20		$9.06

Total Return (b)	(1.56)%	12.18%	23.91%		(9.30)%		(1.81)%	11.82%	23.65%		(9.40)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$3,150	$1,687	$442		$56		$1,850,101	$1,444,241	$566,276		$38,747
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.19%	0.20%	0.20%		0.20%		0.44%	0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.19%	0.21%	0.28%		16.72%		0.44%	0.46%	0.52%		2.11%
Net investment income (loss) (a)(d)(e)(f)	1.61%	1.75%	1.95%		0.88%		1.32%	1.30%	1.69%		1.82%
Portfolio turnover rate (g)	7%	27%	14%		0%		7%	27%	14%		0%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Conservative Fund Initial Class Shares						SC Ibbotson Conservative Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2011	2010	2009		2008*		2011	2010	2009		2008*
Net Asset Value, Beginning of Period	$11.79	$10.94	$9.19		$10.00		$11.79	$10.94	$9.18		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.19 †	0.14 †	0.33	†	0.03		0.18 †	0.13 †	0.20	†	0.02
Net realized and unrealized gain (loss) on investments	(0.08)	0.94	1.45		(0.84	)(c)	(0.11)	0.92	1.56		(0.84	)(c)

Total from Investment Operations	0.11	1.08	1.78		(0.81)		0.07	1.05	1.76		(0.82)

Less Distributions from:
Net investment income	(0.17)	(0.16)	(0.03)		—		(0.14)	(0.13)	(0.00	)(h)	—
Net realized gain on investments	(0.26)	(0.07)	(0.00	)(h)	—		(0.26)	(0.07)	(0.00	)(h)	—

Total distributions	(0.43)	(0.23)	(0.03)		—		(0.40)	(0.20)	(0.00	)(h)	—

Net Asset Value, End of Period	$11.47	$11.79	$10.94		$9.19		$11.46	$11.79	$10.94		$9.18

Total Return (b)	0.97%	9.92%	19.37%		(8.10)%		0.63%	9.64%	19.22%		(8.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$5,505	$5,053	$1,708		$46		$944,392	$756,690	$364,790		$33,974
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.20%	0.20%	0.20%		0.20%		0.45%	0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.20%	0.21%	0.26%		17.09%		0.45%	0.47%	0.53%		2.12%
Net investment income (loss) (a)(d)(e)(f)	1.57%	1.27%	3.15%		1.15%		1.52%	1.18%	2.01%		2.22%
Portfolio turnover rate (g)	7%	16%	12%		1%		7%	16%	12%		1%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	SC Ibbotson Growth Fund Initial Class Shares						SC Ibbotson Growth Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2011	2010	2009		2008*		2011	2010	2009		2008*
Net Asset Value, Beginning of Period	$12.47	$11.25	$8.87		$10.00		$12.47	$11.24	$8.87		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (e)	0.16 †	0.18 †	0.06	†	0.02		0.10 †	0.12 †	0.12	†	0.01
Net realized and unrealized gain (loss) on investments	(0.64)	1.34	2.35		(1.15	)(c)	(0.61)	1.38	2.25		(1.14	)(c)

Total from Investment Operations	(0.48)	1.52	2.41		(1.13)		(0.51)	1.50	2.37		(1.13)

Less Distributions from:
Net investment income	(0.23)	(0.18)	(0.03)		—		(0.20)	(0.15)	(0.00	)(h)	—
Net realized gain on investments	(1.06)	(0.12)	(0.00	)(h)	—		(1.06)	(0.12)	(0.00	)(h)	—

Total distributions	(1.29)	(0.30)	(0.03)		—		(1.26)	(0.27)	(0.00	)(h)	—

Net Asset Value, End of Period	$10.70	$12.47	$11.25		$8.87		$10.70	$12.47	$11.24		$8.87

Total Return (b)	(3.66)%	13.80%	27.17%		(11.30)%		(3.90)%	13.61%	26.75%		(11.30)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$2,143	$1,616	$292		$92		$546,019	$588,923	$448,441		$33,191
Ratio to average net assets:
Net expenses (a)(d)(e)(f)	0.21%	0.20%	0.20%		0.20%		0.45%	0.45%	0.45%		0.45%
Gross expenses (a)(e)(f)	0.21%	0.22%	0.30%		14.32%		0.46%	0.47%	0.53%		2.08%
Net investment income (loss) (a)(d)(e)(f)	1.34%	1.54%	0.61%		1.20%		0.86%	1.03%	1.18%		1.53%
Portfolio turnover rate (g)	16%	38%	16%		7%		16%	38%	16%		7%

*	For the period October 1, 2008 (commencement of operations) to December 31, 2008.
†	Based on average shares outstanding during the period.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	The amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.
(d)	Such percentages are after advisory fee or unified management fee waivers and expense reimbursements, as applicable.
(e)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Does not include the portfolio turnover activity of the underlying funds in which the Fund invests.
(h)	Amount is less than $0.005.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

1. ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of twenty two funds (each referred to as a “Fund” and, collectively, as “the Funds”). Three of the Funds, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund, are affiliated “Fund-of-Funds”, which invest in other Funds of the Trust and in other mutual funds managed by MFS, an affiliate of the investment adviser to each Fund of the Trust, Sun Capital Advisers LLC (“Sun Capital”). The three Fund-of-Funds and each of the other Funds other than SC Ibbotson Tactical Opportunities Fund (the “Ibbotson Tactical Opportunities Fund”) are offered to variable annuity and variable life insurance separate accounts established by affiliated insurance companies to fund variable annuity contracts and variable life insurance policies. The Ibbotson Tactical Opportunities Fund, a Fund-of-exchange traded funds, is not available for investment by contract holders but serves exclusively as an investment option designed to implement a tactical strategy for the three Fund-of-Funds. Effective December 30, 2011, the affiliated insurance companies that invest in the Funds discontinued selling new variable annuities and variable life insurance policies. These companies, Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) and Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), are indirect wholly owned subsidiaries of Sun Life Financial Inc. (“Sun Life Financial”), a publicly traded holding company. Sun Life Financial has stated that the decision to discontinue new sales of variable annuity and individual life products in the U.S. will not impact existing customers, and that Sun Life Financial will continue to provide service to its policyholders.

Each of the Funds is an open-end mutual fund under the 1940 Act. Each is classified as a diversified mutual fund except for Sun Capital Global Real Estate Fund and SC BlackRock Inflation Protected Bond Fund, which are classified as non-diversified mutual funds. Each Fund, except for the Ibbotson Tactical Opportunities Fund, offers Initial Class Shares and Service Class Shares. The Ibbotson Tactical Opportunities Fund offers only Initial Class Shares. The Funds are:

SC AllianceBernstein International Value Fund (“AllianceBernstein International Value Fund”)

SC BlackRock International Index Fund (“BlackRock International Index Fund”)

SC BlackRock Large Cap Index Fund (“BlackRock Large Cap Index Fund”)

SC BlackRock Small Cap Index Fund (“BlackRock Small Cap Index Fund”)

SC Goldman Sachs Mid Cap Value Fund (“Goldman Sachs Mid Cap Value Fund”)

SC Columbia Small Cap Value Fund (“Columbia Small Cap Value Fund”)

SC Davis Venture Value Fund (“Davis Venture Value Fund”)

SC Invesco Small Cap Growth Fund (“Invesco Small Cap Growth Fund”)

SC Lord Abbett Growth & Income Fund (“Lord Abbett Growth & Income Fund”)

SC WMC Blue Chip Mid Cap Fund (“WMC Blue Chip Mid Cap Fund”)

SC WMC Large Cap Growth Fund (“WMC Large Cap Growth Fund”)

  Sun Capital Global Real Estate Fund (“Global Real Estate Fund”)

SC Ibbotson Tactical Opportunities Fund (“Ibbotson Tactical Opportunities Fund”)

  Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”)

  Sun Capital Money Market Fund (“Money Market Fund”)

SC BlackRock Inflation Protected Bond Fund (“BlackRock Inflation Protected Bond Fund”)

SC Goldman Sachs Short Duration Fund (“Goldman Sachs Short Duration Fund”)

SC PIMCO High Yield Fund (“PIMCO High Yield Fund”)

SC PIMCO Total Return Fund (“PIMCO Total Return Fund”)

SC Ibbotson Balanced Fund (“Ibbotson Balanced Fund”)

SC Ibbotson Conservative Fund (“Ibbotson Conservative Fund”)

SC Ibbotson Growth Fund (“Ibbotson Growth Fund”)

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Each Fund-of-Funds seeks to achieve its objective by investing in a portfolio of underlying affiliated funds (“underlying funds”) which, in turn, may invest in a variety of U.S. and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Fund-of-Funds, within their principal investment strategies, may represent a significant portion of the underlying funds’ net assets. Each Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds. A complete list of the holdings of each underlying fund, as well as the financial statements of each underlying fund, each as of December 31, 2011, are available at the SEC’s website at www.sec.gov if not already provided in this report under the name of the underlying fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

a) Determination of Net Asset Value

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern standard time) on each day the New York Stock Exchange is open for business (a “valuation day”). If the New York Stock Exchange closes early for any reason, each Fund will accelerate the determination of its NAV to that earlier time.

b) Valuation of Investments

U.S. GAAP defines the fair value of a financial instrument as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Valuation techniques of the Funds’ major categories of assets and liabilities are as follows:

Investments in securities and option contracts listed on the National Association of Securities Dealers Automation Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price on the day of valuation. Securities and option contracts listed on any other U.S. or foreign exchanges are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date, or if no sales occurred on that day, at the mean between the closing bid and asked prices. Over-the-counter (OTC) equity securities not quoted on the NASDAQ are valued at the last sale price on the valuation day, or, if no sale occurs, at the mean between the last bid and asked prices. If both bid and asked prices are not available on the valuation day, the last bid price is used to value securities and purchased option contracts and the last asked price is used to value written option contracts.

Debt securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and adjusted credit default swap spreads. The fair value of asset backed and mortgage backed securities is estimated using models that consider the future cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The fair value of U.S. Government and agency securities are normally estimated using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in open end mutual funds and underlying funds are valued at their daily closing NAV as reported by the investment company. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith by an Internal Pricing Committee under the oversight of the Trust’s Board of Trustees.

The close of foreign exchanges before the determination of each Fund’s NAV gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign exchanges close but before the Funds determine their NAVs. In consideration of this, the Board of Trustees has approved an independent pricing vendor to facilitate the fair value process of equity securities traded on particular foreign exchanges. The independent pricing service considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, futures, exchange-traded funds (“ETFs”), and the movements of certain indexes of securities based on a statistical analysis of the historical relationship. The frequency with which this fair value process is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under this fair value process may differ from published prices for the same securities.

Exchange traded futures and exchange traded options on futures contracts are valued at the settlement price determined by the relevant exchange. OTC swap contracts, OTC options and swaptions are valued daily based upon quotations from an independent pricing vendor. Depending on the product and the terms of the transaction, the fair value of the OTC derivatives can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies used do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets. Swaps that are executed on trade facility platforms, such as a registered exchange (“centrally cleared swap”), are valued at settlement price as determined by that exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

In accordance with Rule 2a-7 under the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

In accordance with U.S. GAAP, the Funds have categorized their financial instruments, based on priority of the inputs to the valuation technique, into a three-level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Funds utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. If the inputs used to measure fair value for a security fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The three-tier hierarchy of fair value measurements is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets or liabilities

The types of assets and liabilities utilizing Level 1 valuations generally include exchange traded domestic and certain foreign equities, listed derivatives (such as futures, options), investments in open end mutual funds, including ETFs, with quoted market prices and certain OTC actively traded U.S. Treasury securities.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Level 2 – significant other observable inputs, including:

a)	Quoted prices for identical or similar assets or liabilities in active and non-active markets,

b)	Inputs other than quoted market prices that are observable, and

c)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include debt securities such as U.S. Government agency obligations, U.S. Government guaranteed notes, foreign government obligations, municipal bonds, mortgage backed securities, asset backed securities, collateralized mortgage obligations, corporate debt obligations, bank loan obligations, certificates of deposit and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, foreign forward currency exchange contracts, centrally cleared swaps and equity-linked securities; and certain foreign equity securities and derivatives traded on particular foreign exchanges that close before the Funds determine their NAVs.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of assets or liabilities)

Generally, the types of assets and liabilities utilizing Level 3 valuations include securities whose trading has been suspended or which has been de-listed from its primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; or securities and certain derivatives valued by broker quotes which may include brokers’ assumptions about the assumptions a market participant would use.

The tables summarizing the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2011 and transfers among levels, if any, are incorporated within each Fund’s Portfolio of Investments. During the year ended December 31, 2011, there were no significant changes to valuation techniques described above and the related inputs.

c) Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income from securities and dividend and capital gain distributions from affiliated underlying funds are recorded on the ex-dividend date (net of foreign withholding taxes, as applicable). Non-cash dividends included in income, if any, are recorded at fair market value of securities received. Interest income is recorded on the accrual basis (net of foreign withholding taxes, as applicable). Discounts and premiums on debt securities are amortized using the interest method.

Upon notification from issuers some dividend income received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes. Investment income, realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets to both classes of shares.

d) Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated among the affected Funds on the basis of relative net assets. Expenses directly attributable to a particular share class of a Fund are charged directly to such class. All other expenses are borne pro rata on the basis of relative net assets by all classes of shares.

e) Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and assets and liabilities in foreign currencies. Net realized gains and losses on foreign currency transactions include disposition of foreign currencies, net gains or losses from assets or liabilities denominated in foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

f) New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Reconsideration of Effective Control for Repurchase Agreements, related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the Funds’ financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the ASU’s adoption on the Funds’ financial statement disclosures.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the ASU’s adoption on the Funds’ financial statement disclosures.

3. SECURITIES AND OTHER INVESTMENTS

a) Mortgage Dollar Roll Transactions

Certain funds may enter into mortgage dollar roll (“MDR”) transactions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of mortgage-backed securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale, and realizes gains and losses on these transactions. The Fund receives compensation as a “drop”. The “drop” represents the difference between the selling price and the repurchase price for the mortgage-backed securities and is reflected in the unrealized gain/loss of the security repurchased. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll “drop” may not exceed interest foregone. As of December 31, 2011, only Investment Grade Bond Fund had open MDR transactions that were made through “To Be Announced” securities.

b) Real Estate Investment Trusts

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Each Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Certain risks may arise when investing in REITs. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other Funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry may include risks resulting from future economic, political and environmental conditions.

c) Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Fund’s custodian. The value of the collateral must at least equal 102% of the principal and interest amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default. As of December 31, 2011, no Fund was party to any open repurchase agreements.

d) When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the counterparty to the purchase transaction fails to deliver the securities, the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date, and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transactions. Unsettled sales commitments are valued at the current market value of the underlying security and marked to market daily on the Fund’s Statement of Assets and Liabilities. As of December 31, 2011, there were no outstanding forward sales contracts.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

e) Treasury Inflation-Protected Securities

Certain Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to reflect changes in inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government. At December 31, 2011, Investment Grade Bond Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund and PIMCO Total Return Fund held TIPS as listed on each Fund’s Portfolio of Investments.

f) Equity Linked Securities

Certain Funds may invest in equity-linked securities which are privately issued securities with investment results that are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on direct investments by foreigners. To the extent that the Funds invest in equity-linked securities having returns that correspond to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. At December 31, 2011, only AllianceBernstein International Value Fund held equity-linked securities as listed on the Fund’s Portfolio of Investments.

g) Bank Loan Obligations

Certain Funds may invest in senior loans in the form of participations (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with a financial intermediary.

Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. As of December 31, 2011, only PIMCO High Yield Fund had open bank loan obligations as listed on the Fund’s Portfolio of Investments.

h) Exchange Traded Funds

The Ibbotson Tactical Opportunities Fund invests substantially all of its assets in ETFs. ETFs are investment companies, the shares of which are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market and may be purchased and sold at market price throughout the trading day. The market price of an underlying ETF may be different from the NAV of such underlying ETF (i.e., an underlying ETF may trade at a discount or premium to its NAV). The Fund’s assets may be invested in a variety of equity and fixed income ETFs. Because the Fund’s investments are focused in these underlying ETFs, the Fund’s NAV and investment performance are directly related to the performance and risk of the underlying ETFs and the equity and bond markets in which those ETFs invest. Underlying ETFs also may change their investment objectives or policies without the approval of the Fund, causing the Fund to withdraw its investment from the underlying ETF at a time and price that is unfavorable to the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

As a result of the Fund’s investment in underlying ETFs, it will indirectly bear fees and expenses charged by the underlying ETFs, in addition to the Fund’s direct fees and expenses. Therefore, the cost of investing in the Ibbotson Tactical Opportunities Fund may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds.

4. PRINCIPAL INVESTMENT RISKS

In the normal course of pursuing their investment objectives, the Funds may trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market or equity risk), failure of the other party to a transaction to perform or a decline in credit quality of the issuer (counterparty and credit risk), fluctuations in the value of foreign currencies (foreign currency exchange risk) and unfavorable changes in interest rates (interest rate risk). The potential loss due to any of these risks could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets which potentially expose the Funds to credit risk consist principally of cash due from counterparties and investments. In addition, investing in foreign markets may also involve special risks and considerations not typically associated with investing in the U.S. such as high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Counterparty risk, the type of credit risk associated with a default by an institution or other entity with which the Funds have unsettled or open transactions, is managed through evaluation of each counterparty prior to entering into transactions with them. Transactions in listed securities are generally settled/paid for upon delivery using approved counterparties. The risk of loss would generally be considered low as the trades will fail if either party fails to meet its obligation.

The Funds may be subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Funds’ financial statements.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on the Funds’ objectives and strategies for using derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

instruments affect the Funds’ financial position, results of operations, and cash flows. The derivative instruments outstanding as of December 31, 2011, as disclosed in the notes to each applicable Fund’s Portfolio of Investments, and the amount of realized and unrealized gains and losses on derivative instruments during the year ended December 31, 2011, as disclosed in each Fund’s Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

The following is a summary of the fair valuations of the Funds’ financial derivative instruments (not accounted for as hedging instruments under U.S. GAAP) categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$13,700	$—	$—	$13,700
	Futures Contracts(b)	—	—	—	3,275	3,275

	Total Value	$—	$13,700	$—	$3,275	$16,975

BlackRock International Index Fund	Futures Contracts(b)	$—	$—	$—	$33,833	$33,833

	Total Value	$—	$—	$—	$33,833	$33,833

BlackRock Small Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$33,904	$33,904

	Total Value	$—	$—	$—	$33,904	$33,904

Goldman Sachs Mid Cap Value Fund	Futures Contracts(b)	$—	$—	$—	$42,760	$42,760

	Total Value	$—	$—	$—	$42,760	$42,760

BlackRock Inflation Protected Bond Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$942,490	$—	$—	$942,490
	Futures Contracts(b)	518,168	—	—	—	518,168
	Purchased Options(c)	271,251	—	—	—	271,251
	Swap Contracts(d)	1,126,715	—	—	—	1,126,715

	Total Value	$1,916,134	$942,490	$—	$—	$2,858,624

Goldman Sachs Short Duration Fund	Futures Contracts(b)	$273,557	$—	$—	$—	$273,557

	Total Value	$273,557	$—	$—	$—	$273,557

PIMCO High Yield Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$495,625	$—	$—	$495,625
	Swap Contracts(d)	—	—	41,863	—	41,863

	Total Value	$—	$495,625	$41,863	$—	$537,488

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Asset Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total

PIMCO Total Return Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$5,846,483	$—	$—	$5,846,483
	Futures Contracts(b)	1,238,146	—	—	—	1,238,146
	Purchased Options(c)	246,755	—	—	—	246,755
	OTC Swap Contracts(d)	1,900,259	—	2,061,152	—	3,961,411
	Centrally Cleared Swap Contracts(e)	1,573,937	—	—	—	1,573,937

	Total Value	$4,959,097	$5,846,483	$2,061,152	$—	$12,866,732

(a)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(b)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Only current day’s variation margin is reported within the Statement of Assets and Liabilities. Amount presented is cumulative appreciation (depreciation) on futures as presented in each Fund’s Portfolio of Investments.
(c)	Statement of Assets and Liabilities location: Investments, at value.
(d)	Statement of Assets and Liabilities location: Swaps, at value.
(e)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Only current day’s variation margin is reported within the Statement of Assets and Liabilities. Amount presented is market value on centrally cleared swap contracts as presented in each Fund’s Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Liability Derivatives
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$(5,393)	$—	$—	$(5,393)

	Total Value	$—	$(5,393)	$—	$—	$(5,393)

BlackRock International Index Fund	Futures Contracts(b)	$—	$—	$—	$(4,607)	$(4,607)

	Total Value	$—	$—	$—	$(4,607)	$(4,607)

BlackRock Large Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$(3,190)	$(3,190)

	Total Value	$—	$—	$—	$(3,190)	$(3,190)

BlackRock Inflation Protected Bond Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$(28,324)	$—	$—	$(28,324)
	Futures Contracts(b)	(1,890,546)	—	—	—	(1,890,546)
	Swap Contracts(c)	(3,428,883)	—	—	—	(3,428,883)
	Written Option Contracts(d)	(2,815,504)	—	—	—	(2,815,504)

	Total Value	$(8,134,933)	$(28,324)	$—	$—	$(8,163,257)

Goldman Sachs Short Duration Fund	Futures Contracts(b)	$(1,085,384)	$—	$—	$—	$(1,085,384)

	Total Value	$(1,085,384)	$—	$—	$—	$(1,085,384)

PIMCO High Yield Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$(179,011)	$—	$—	$(179,011)
	OTC Swap Contracts(c)	—	—	(21,827)	—	(21,827)
	Centrally Cleared Swap Contracts(e)	—	—	(209,277)	—	(209,277)

	Total Value	$—	$(179,011)	$(231,104)	$—	$(410,115)

PIMCO Total Return Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$(2,199,771)	$—	$—	$(2,199,771)
	Swap Contracts(c)	(14,214)	—	(6,391,961)	—	(6,406,175)
	Written Option Contracts(d)	(828,515)	—	—	—	(828,515)

	Total Value	$(842,729)	$(2,199,771)	$(6,391,961)	$—	$(9,434,461)

(a)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(b)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Only current day’s variation margin is reported within the Statement of Assets and Liabilities. Amount presented is cumulative appreciation (depreciation) on futures, as applicable, as presented in each Fund’s Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

(c)	Statement of Assets and Liabilities location. Swap, at value.
(d)	Statement of Assets and Liabilities location: Options written.
(e)	Statement of Assets and Liabilities location: Variation margin receivable or payable, as applicable. Only current day’s variation margin is reported within the Statement of Assets and Liabilities. Amount presented is market value on centrally cleared swap contracts as presented in each Fund’s Portfolio of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011:

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$35,600	$—	$—	$35,600
	Futures Contracts(b)	—	—	—	(62,921)	(62,921)

	Total Value	$—	$35,600	$—	$(62,921)	$(27,321)

BlackRock International Index Fund	Futures Contracts(b)	$—	$—	$—	$91,709	$91,709

	Total Value	$—	$—	$—	$91,709	$91,709

BlackRock Large Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$(434,634)	$(434,634)

	Total Value	$—	$—	$—	$(434,634)	$(434,634)

BlackRock Small Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$218,268	$218,268

	Total Value	$—	$—	$—	$218,268	$218,268

Goldman Sachs Mid Cap Value Fund	Futures Contracts(b)	$—	$—	$—	$(906,369)	$(906,369)

	Total Value	$—	$—	$—	$(906,369)	$(906,369)

BlackRock Inflation Protected Bond Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$(884,623)	$—	$—	$(884,623)
	Futures Contracts(b)	(4,498,018)	—	—	—	(4,498,018)
	Purchased Option Contracts(c)	402,832	—	—	—	402,832
	Swap Contracts(d)	3,891,676	—	—	—	3,891,676
	Written Option Contracts(e)	1,958,147	—	—	—	1,958,147

	Total Value	$1,754,637	$(884,623)	$—	$—	$870,014

Goldman Sachs Short Duration Fund	Futures Contracts(b)	$(10,168,402)	$—	$—	$—	$(10,168,402)

	Total Value	$(10,168,402)	$—	$—	$—	$(10,168,402)

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Realized Gain (Loss)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
PIMCO High Yield Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$279,760	$—	$—	$279,760
	Futures Contracts(b)	245,470	—	—	—	245,470
	Swap Contracts(d)	—	—	(150,662)	—	(150,662)

	Total Value	$245,470	$279,760	$(150,662)	$—	$374,568

PIMCO Total Return Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$5,805,367	$—	$—	$5,805,367
	Futures Contracts(b)	11,919,424	—	—	—	11,919,424
	Swap Contracts(d)	(3,728,594)	—	3,124,488	—	(604,106)
	Written Option Contracts(e)	(3,344,021)	—	51,215	—	(3,292,806)

	Total Value	$4,846,809	$5,805,367	$3,175,703	$—	$13,827,879

(a)	Statement of Operations location: Net realized gain (loss) from: Foreign currency related transactions (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(b)	Statement of Operations location: Net realized gain (loss) from: Futures.
(c)	Statement of Operations location: Net realized gain (loss) from: Investments.
(d)	Statement of Operations location: Net realized gain (loss) from: Swaps.
(e)	Statement of Operations location: Net realized gain (loss) from: Written options.

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
AllianceBernstein International Value Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$8,307	$—	$—	$8,307
	Futures Contracts(b)	—	—	—	9,875	9,875

	Total Value	$—	$8,307	$—	$9,875	$18,182

BlackRock International Index Fund	Futures Contracts(b)	$—	$—	$—	$13,350	$13,350

	Total Value	$—	$—	$—	$13,350	$13,350

BlackRock Large Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$(57,956)	$(57,956)

	Total Value	$—	$—	$—	$(57,956)	$(57,956)

BlackRock Small Cap Index Fund	Futures Contracts(b)	$—	$—	$—	$(15,314)	$(15,314)

	Total Value	$—	$—	$—	$(15,314)	$(15,314)

Goldman Sachs Mid Cap Value Fund	Futures Contracts(b)	$—	$—	$—	$48,682	$48,682

	Total Value	$—	$—	$—	$48,682	$48,682

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Change in Unrealized Appreciation (Depreciation)
Fund	Derivative Type	Interest Rate	Foreign Exchange	Credit	Equity	Total
BlackRock Inflation Protected Bond Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$1,553,113	$—	$—	$1,553,113
	Futures Contracts(b)	(936,169)	—	—	—	(936,169)
	Purchased Option Contracts(c)	31,371	—	—	—	31,371
	Swap Contracts(d)	(1,716,970)	—	—	—	(1,716,970)
	Written Option Contracts(e)	(1,394,478)	—	—	—	(1,394,478)

	Total Value	$(4,016,246)	$1,553,113	$—	$—	$(2,463,133)

Goldman Sachs Short Duration Fund	Futures Contracts(b)	$(869,201)	$—	$—	$—	$(869,201)

	Total Value	$(869,201)	$—	$—	$—	$(869,201)

PIMCO High Yield Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$119,465	$—	$—	$119,465
	Futures Contracts(b)	(242,475)	—	—	—	(242,475)
	Swap Contracts(d)	—	—	(75,950)	—	(75,950)

	Total Value	$(242,475)	$119,465	$(75,950)	$—	$(198,960)

PIMCO Total Return Fund	Forward Foreign Currency Exchange Contracts(a)	$—	$2,575,331	$—	$—	$2,575,331
	Futures Contracts(b)	1,918,902	—	—	—	1,918,902
	Purchased Option Contracts(c)	73,757	—	—	—	73,757
	Swap Contracts(d)	2,833,115	—	(5,729,574)	—	(2,896,459)
	Written Option Contracts(e)	3,234,191	—	—	—	3,234,191

	Total Value	$8,059,965	$2,575,331	$(5,729,574)	$—	$4,905,722

(a)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Assets and liabilities in foreign currencies (Statement of Operations includes both forward foreign currency exchange contracts and foreign currency transactions).
(b)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Futures.
(c)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Investments.
(d)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Swaps.
(e)	Statement of Operations location: Change in unrealized appreciation (depreciation) on: Written options.

a) Swap Agreements

Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated contracts between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency and interest rate risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The amount of collateral posted or received by a Fund, as noted on each applicable Fund’s Portfolio of Investments, is generally subject to certain minimum requirements as determined between the Fund and each counterparty. Cash posted or received is recorded as cash collateral pledged or received from broker on the Statement of Assets and Liabilities.

The value of the OTC swap is adjusted daily based upon quotations from an independent pricing vendor and is recorded as swaps, at value, on the Fund’s Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded within variation margin receivable or payable on the Statement of Assets and Liabilities. Changes in market value of swap agreements are recorded as a change in unrealized appreciation or depreciation on the Statement of Operations. Upfront swap premium payments paid or received by the Fund, if any, are disclosed as such on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the OTC swap contracts to compensate for differences between stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap contract. Under the terms of the OTC swap contracts, the Fund receives or makes net periodic payments which are included as part of realized gains or losses on the Fund’s Statement of Operations. Liquidation payments received or made upon termination of the swap contract are recorded as realized gain or loss in the Fund’s Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Operations. Bilaterally negotiated swap agreements are also subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Bilaterally negotiated swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty.

The Funds may enter into certain interest rate, total return and credit default swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level, which may result in a payment by the Funds for those swaps in a net liability position.

(i) Credit Default Swap Agreements

Certain Funds may enter into credit default swap agreements. A Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, to provide comparable exposure to fixed income securities that might not be available in primary markets, to add leverage to the portfolio, or to hedge the risk of default on other securities held by the Fund. A credit default swap is a contract between a buyer and a seller of protection against a predefined credit event. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of certain third party debt obligations to the counterparty in the event of a credit event (generally including the occurrence of a bankruptcy, failure to make payments in respect of debt obligations, or debt restructurings) in respect of such third party, such as a U.S. or foreign corporate issuer. Such a payment would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities or to

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

take a view as to the likelihood of default of debt securities. This would involve the risk that the contract may expire worthless if a credit event does not occur during the term of the transaction. It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a credit event.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate and sovereign issues to provide a measure of protection against credit events in respect of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of the occurrence of a credit event in respect of a particular issuer.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of certain credit events in respect of or default of all or part of the referenced entities comprising the credit index. A credit index is a list or a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Index credit default swaps that reference asset-backed or mortgage-backed instruments may require payments in the event of a write-down, principal or interest shortfall in respect of the underlying instruments. Index credit default swaps that reference corporate entities or instruments generally include the same credit events that would be contained in a single-name credit default swap on the relevant corporate entity or instruments. An index credit default swap references all the entities in the index, and if there is a credit event, the credit event is settled based on that entity’s weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to buy many individual credit default swaps to achieve a similar effect.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which is disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities. At December 31, 2011, PIMCO High Yield Fund and PIMCO Total Return Fund had open credit default swap contracts and were the sellers of protection.

(ii) Interest Rate Swap Agreements

Certain Funds may enter into interest rate swap agreements to manage the interest rate risk inherent in the Fund’s underlying investments such as fixed rate bonds. The value of these bonds may decrease if interest rates rise. In an interest rate swap, the Fund would agree to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

As of December 31, 2011, BlackRock Inflation Protected Bond Fund and PIMCO Total Return Fund had open interest rate swap agreements as listed on each Fund’s Portfolio of Investments.

(iii) Total Return Swap Agreements

Certain Funds may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

As of December 31, 2011, only BlackRock Inflation Protected Bond Fund had outstanding total return swap agreements as listed on the Fund’s Portfolio of Investments.

b) Forward Foreign Currency Exchange and Spot Contracts

Certain Funds may engage in forward foreign currency exchange and spot contracts in an effort to enhance total return, to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. Forward foreign currency exchange contracts are agreements to purchase or sell a specified currency on a specified future date at a price set at the time of the contract. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under these contracts.

The value of forward foreign currency exchange contracts is translated into U.S. dollars. The change in market values of forward foreign currency exchange contracts is recorded as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Fund’s Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed which is included in realized gain/(loss) on foreign currency related transactions on the Fund’s Statement of Operations.

As of December 31, 2011, AllianceBernstein International Value Fund, BlackRock Inflation Protected Bond Fund, PIMCO High Yield Fund and PIMCO Total Return Fund had open forward foreign currency exchange contracts as listed on each Fund’s Portfolio of Investments.

c) Futures

Certain Funds may enter into futures contracts. A Fund may enter into futures contracts as a hedge against changes in interest rates or securities prices, for duration management, and return enhancement purposes. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse, regulated and approved by the Commodity Futures Trading Commission, in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (the “settlement date”). Certain risks may arise upon entering into futures contracts, including the risk that an illiquid commodity market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. The Funds segregate liquid assets or engage in other appropriate measures to cover their obligations under these contracts, as noted on each applicable Fund’s Portfolio of Investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) made or received by the Fund are dependent upon the daily fluctuations in the

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

value of the underlying contract and are recorded as changes in unrealized gains or losses in the Fund’s Statement of Operations. The value of futures contracts are based upon their quoted settlement prices. Futures contracts involve, to a varying degree, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

As of December 31, 2011, AllianceBernstein International Value Fund, BlackRock International Index Fund, BlackRock Large Cap Index Fund, BlackRock Small Cap Index Fund, Goldman Sachs Mid Cap Value Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund and PIMCO Total Return Fund had open futures contracts as listed on each Fund’s Portfolio of Investments.

d) Options

Certain Funds may enter into call and put option contracts on 1) securities, futures, commodities, currencies or swaps (“swaptions”) it owns or in which it may invest, 2) inflation floors and 3) forward volatility agreements. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio investments; as a temporary substitute for purchasing or selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; or to enhance total return. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (a “call option”), or sell to (a “put option”) the writer a designated instrument at a specified price within a specified period of time. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instruments. Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon swap agreement at any time before or upon the expiration of the option. Certain options will require cash settlement by the Fund if the option is exercised. An inflation floor option can be used to give downside protection to investments in inflation-linked products. A forward volatility agreement option hedges against the amount of volatility of an underlying instrument’s value, rate, or movement of a related index.

Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. If a Fund writes a put option, it accepts the risk of a decline in the value of the underlying security below the exercise price. OTC purchased options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Funds may segregate liquid assets to cover their obligations under written option contracts.

The Fund pays a premium as cost for a purchased put or call option, which is disclosed in the Fund’s Portfolio of Investments and subsequently marked to market to reflect the current value of the option. When a Fund writes an inflation cap and a call or put option, an amount equal to the premium received is recorded as a liability on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Certain forward volatility agreements may be written with premiums on the underlying instruments to be determined on a future date, based upon implied volatility parameters at specified terms. Realized gain or loss is recognized on the Fund’s Statement of Operations when the option contract expires or is closed.

As of December 31, 2011, BlackRock Inflation Protected Bond Fund and PIMCO Total Return Fund had open purchased option, written options and swaptions, and the PIMCO Total Return Fund had open inflation floor contracts as listed on each Fund’s Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Transactions in all types of options written during the year ended December 31, 2011, as applicable, were as follows:

BlackRock Inflation Protected Bond Fund	Number of Contracts	Notional Par	Premium Amount
Beginning of period	—	$31,400,000	$1,282,390
Written	1,523	224,000,000	3,110,401
Bought back	(641)	(9,000,000)	(800,986)
Expired	(552)	(179,700,000)	(1,345,098)
Exercised	(259)	(15,700,000)	(814,774)

End of period	71	$51,000,000	$1,431,933

PIMCO Total Return Fund	Number of Contracts	Notional Par	Premium Amount
Beginning of period	368	$190,700,000	$1,879,431
Written	635	577,600,000	3,124,469
Bought back	(642)	(119,700,000)	(621,542)
Expired	(280)	(173,100,000)	(885,513)
Exercised	—	(42,100,000)	(370,911)

End of period	81	$433,400,000	$3,125,934

6. INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

a) Investment Advisory Agreement

Sun Capital (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory or investment advisory and management agreements with the Trust. Sun Life Financial, a publicly traded holding company, is the ultimate parent of the Adviser. The Adviser, at its own cost, has retained AllianceBernstein L.P., as subadviser for the AllianceBernstein International Value Fund; BlackRock Investment Management, LLC, as subadviser for the BlackRock International Index Fund, BlackRock Large Cap Index Fund and BlackRock Small Cap Index Fund; BlackRock Financial Management, Inc., as subadviser for the BlackRock Inflation Protected Bond Fund; Goldman Sachs Asset Management, L.P., as subadviser for the Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund; Columbia Management Investment Advisers, LLC, as subadviser for the Columbia Small Cap Value Fund; Davis Selected Advisers, L.P., as subadviser for the Davis Venture Value Fund; Invesco Advisers, Inc., as subadviser for the Invesco Small Cap Growth Fund; Lord, Abbett & Co. LLC, as subadviser for the Lord Abbett Growth & Income Fund; Wellington Management Company, LLP, as subadviser for the WMC Blue Chip Mid Cap Fund and WMC Large Cap Growth Fund; Ibbotson Associates, Inc., as subadviser for the Ibbotson Tactical Opportunities Fund, Ibbotson Balanced Fund, Ibbotson Conservative Fund, and Ibbotson Growth Fund; and Pacific Investment Management Company LLC, as subadviser for the PIMCO High Yield Fund and PIMCO Total Return Fund. Effective May 1, 2011, MFS was appointed as subadviser for the Global Real Estate Fund. There was no change to the Fund’s name, investment goal or investment strategy as a result of this change.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the investment advisory agreements, each of the following sixteen Funds pays an advisory fee monthly to the Adviser at the following annual rates based on the average daily net assets of the Fund.

Fund	Asset Level	Fee
AllianceBernstein International Value Fund	All	0.63%

BlackRock International Index Fund	$0-$500 million over $500 million	0.40% 0.375%

BlackRock Large Cap Index Fund	$0-$500 million over $500 million	0.35% 0.325%

BlackRock Small Cap Index Fund	$0-$500 million over $500 million	0.375% 0.35%

Columbia Small Cap Value Fund	$0-$250 million over $250 million	0.90% 0.85%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Invesco Small Cap Growth Fund	$0-$250 million over $250 million	0.95% 0.90%

WMC Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

WMC Large Cap Growth Fund	$0-$750 million over $750 million	0.75% 0.70%

Global Real Estate Fund	All	0.95%

Ibbotson Tactical Opportunities Fund	$0-$250 million $250 million-$500 million $500 million-$750 million $750 million-$1billion over $1 billion	0.375% 0.36% 0.34% 0.32% 0.30%

Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Ibbotson Balanced Fund	All	0.125%

Ibbotson Conservative Fund	All	0.125%

Ibbotson Growth Fund	All	0.125%

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Under the investment advisory and management agreements, each of the following six Funds pays a unified management fee to the Adviser on a monthly basis for its advisory and management services. Out of each Fund’s unified management fee, the Adviser pays for all of the ordinary expenses of managing and operating the Fund. Each fee is calculated based on the annual stated percentage of average daily net assets for the Fund, as follows:

Fund	Asset Level	Fee
Goldman Sachs Mid Cap Value Fund	All	1.05%

Lord Abbett Growth & Income Fund	All	0.87%

BlackRock Inflation Protected Bond Fund	All	0.65%

Goldman Sachs Short Duration Fund	All	0.64%

PIMCO High Yield Fund	All	0.74%

PIMCO Total Return Fund	All	0.65%

b) Contractual Expense Limitations

i) Funds with investment advisory agreements

For the sixteen Funds that have investment advisory agreements, the Adviser has contractually agreed (until at least April 30, 2013) not to impose all or a portion of its advisory fee and to reimburse other operating expenses to reduce each Fund’s total annual operating expenses as a percentage of average daily net assets to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
AllianceBernstein International Value Fund	0.75%	1.00%
BlackRock International Index Fund	0.60%	0.85%
BlackRock Large Cap Index Fund	0.50%	0.75%
BlackRock Small Cap Index Fund	0.60%	0.85%
Columbia Small Cap Value Fund	1.15%	1.40%
Davis Venture Value Fund	0.90%	1.15%
Invesco Small Cap Growth Fund	1.15%	1.40%
WMC Blue Chip Mid Cap Fund	1.00%	1.25%
WMC Large Cap Growth Fund*	0.90%	1.15%
Global Real Estate Fund**	1.05%	1.30%
Ibbotson Tactical Opportunities Fund	0.50%	N/A
Investment Grade Bond Fund	0.75%	1.00%
Money Market Fund	0.50%	0.75%
Ibbotson Balanced Fund	0.20%	0.45%
Ibbotson Conservative Fund	0.20%	0.45%
Ibbotson Growth Fund	0.20%	0.45%

*	Prior to May 1, 2011 the expense limitations for the WMC Large Cap Growth Fund were 0.81% and 1.06% for Initial Class and Service Class, respectively.

**	The current expense limitations for Global Real Estate Fund went into effect on November 1, 2011. Prior to that, the expense limitations for the Global Real Estate Fund were 1.10% and 1.35% for Initial Class and Service Class, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Effective May 1, 2011, the expense limits do not apply to the following categories of expenses: (i) compensation of the Trust’s independent trustees and expenses incurred in the performance of their duties; (ii) legal fees and expenses of counsel to the independent trustees; (iii) premiums for liability insurance dedicated to the independent trustees; (iv) expenses related to the electronic preparation, delivery or use of materials for meetings of the board of trustees; (v) expenses associated with obtaining data from third parties for the independent trustees’ use; and (vi) such other expenses as are determined to be extraordinary expenses by the independent trustees. Prior to May 1, 2011, these categories of expenses were covered by the expense limitations applicable to these Funds.

To the extent that one of these Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid on behalf of the Fund during the prior two fiscal years.

For each of the periods below, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

	Year Ended December 31, 2011		Two-year period ended December 31, 2011
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived		Expenses Reimbursed
AllianceBernstein International Value Fund	$177,024	$—	$402,207		$—
BlackRock International Index Fund	262,149	162,553	288,539	*	247,176	*
BlackRock Large Cap Index Fund	66,395	—	78,457		—
BlackRock Small Cap Index Fund	175,243	—	242,406		—
Columbia Small Cap Value Fund	50,472	—	177,269		—
Davis Venture Value Fund	—	—	—		—
Invesco Small Cap Growth Fund	78,373	—	194,909		—
WMC Blue Chip Mid Cap Fund	—	—	—		—
WMC Large Cap Growth Fund	56,766	—	266,928		—
Global Real Estate Fund	134,073	—	169,289		—
Ibbotson Tactical Opportunities Fund	—	—	52,556	*	—	*
Investment Grade Bond Fund	—	—	—		—
Money Market Fund**	1,007,486	432,207	1,992,753		756,084
Ibbotson Balanced Fund	—	—	81,277		—
Ibbotson Conservative Fund	—	—	101,185		—
Ibbotson Growth Fund	30,539	—	136,249		—

*	For the period November 15, 2010 (commencement of operations) to December 31, 2011.
**	In addition to the contractual expense limitations described above, the Adviser has provided additional support to the Money Market Fund in order to avoid a negative yield by voluntarily increasing the amount of advisory fees waived and expenses reimbursed by the Adviser for the Fund. Of the total amounts of advisory fees waived by the Adviser, as shown in the table above, $722,912 were voluntarily waived for the year ended 2011 and $1,390,308 were voluntarily waived for the two years ended December 31, 2011. Of the amounts of expenses reimbursed by the Adviser, as shown in the table above, $432,207 were voluntarily reimbursed for the year ended December 31, 2011 and $756,084 were voluntarily reimbursed for the two years December 31, 2011.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

ii) Funds with investment advisory and management agreements

For the six Funds that have investment advisory and management agreements, the Adviser contractually agreed until April 30, 2011 not to impose all or a portion of its unified fee and to reimburse other operating expenses to reduce each Fund’s total annual operating expenses to:

	Contractual Expense Limitations
Fund	Initial Class	Service Class
Goldman Sachs Mid Cap Value Fund	1.07%	1.32%
Lord Abbett Growth & Income Fund	0.87%	1.12%
BlackRock Inflation Protected Bond Fund	0.65%	0.90%
Goldman Sachs Short Duration Fund	0.65%	0.90%
PIMCO High Yield Fund	0.75%	1.00%
PIMCO Total Return Fund	0.65%	0.90%

Effective May 1, 2011, there were no expense limits applicable to these six Funds. However, to the extent that, during either of the two succeeding years, one of these Fund’s total expense ratio falls below the expense limit previously in place, the Adviser reserves the right to be reimbursed for unified fees waived and fund expenses paid on behalf of the Fund under the previous expense limitation.

For each of the periods below, the Adviser waived all or part of its unified fee and reimbursed certain operating expenses in the following amounts:

	Year Ended December 31, 2011		Two-year period ended December 31, 2011
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived	Expenses Reimbursed
Goldman Sachs Mid Cap Value Fund	$—	$—	$—	$—
Lord Abbett Growth & Income Fund	14,104	—	50,510	—
BlackRock Inflation Protected Bond Fund	10,675	—	29,694	—
Goldman Sachs Short Duration Fund	—	—	—	—
PIMCO High Yield Fund	—	—	—	—
PIMCO Total Return Fund	21,566	—	60,735	—

c) Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to the Trust’s underwriter, Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life (U.S.). The fees payable by the Trust to Clarendon under the Plan are accrued daily at a rate with respect to each Fund which may not exceed 0.25% of the Fund’s average daily net assets attributable to Service Class Shares regardless of the level of expenses actually incurred by Clarendon and others. Clarendon uses the service and distribution fees to compensate Sun Life (U.S.) and Sun Life (N.Y.) for services rendered in connection with maintenance and distribution of the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.).

d) Trustees’ Compensation

Each independent trustee of the Trust is compensated by the Funds. The aggregate remuneration accrued by the Funds to the independent trustees for the year ended December 31, 2011 was $436,506, including out of pocket expenses. The Trust pays no compensation directly to those of its Trustees or officers who are affiliated with the

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

Adviser, or its affiliates, all of whom receive remuneration for their services to the Trust from the Adviser, or its affiliates. Certain officers and Trustees of the Trust are also officers and directors of the Adviser, and/or other companies affiliated with the Adviser.

7. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2011, were as follows:

Fund	Non- Government Purchases		Government Purchases	Non- Government Sales		Government Sales
AllianceBernstein International Value Fund	$51,412,337		$—	$36,915,345		$—
BlackRock International Index Fund	29,143,650		—	1,760,886		—
BlackRock Large Cap Index Fund	56,422,798		—	2,246,086		—
BlackRock Small Cap Index Fund	91,962,305		—	68,875,050		—
Goldman Sachs Mid Cap Value Fund	130,743,935		—	166,953,227		—
Columbia Small Cap Value Fund	31,003,526		—	31,379,695		—
Davis Venture Value Fund	63,888,323		—	76,244,499		—
Invesco Small Cap Growth Fund	24,271,141		—	12,715,981		—
Lord Abbett Growth & Income Fund	343,819,830		—	413,867,234		—
WMC Blue Chip Mid Cap Fund	153,777,545		—	122,800,449		—
WMC Large Cap Growth Fund	128,580,258		—	111,721,824		—
Global Real Estate Fund	63,085,013		—	86,560,541		—
Ibbotson Tactical Opportunities Fund	1,001,227,490		—	843,824,392		—
Investment Grade Bond Fund**	262,892,270		222,198,757	288,720,770		117,638,266
BlackRock Inflation Protected Bond Fund	261,854,397		1,701,811,861	210,281,033		1,616,799,060
Goldman Sachs Short Duration Fund	417,082,575		1,444,879,591	258,686,161		1,496,095,672
PIMCO High Yield Fund	59,184,001		—	64,917,308		—
PIMCO Total Return Fund	372,742,829		4,886,562,076	111,646,399		4,766,185,945
Ibbotson Balanced Fund	644,801,829	*	—	115,643,526	*	—
Ibbotson Conservative Fund	284,636,517	*	—	61,154,669	*	—
Ibbotson Growth Fund	101,499,146	*	—	93,176,335	*	—

*	Affiliated investment transactions.
**	Amounts exclude mortgage dollar roll transactions.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2011 were $2,300,586,341 and $2,263,743,229, respectively.

8. AFFILIATED COMPANY SECURITIES

The term “affiliated securities” includes securities issued by any company that is under common control with the Fund. At December 31, 2011, the Adviser or its affiliate, MFS, served as investment adviser to the underlying funds of Ibbotson Balanced Fund, Ibbotson Conservative Fund and Ibbotson Growth Fund. Purchases and proceeds from sales of affiliated investments are disclosed in Note 7 – Investment Transactions. Dividend and capital gains distributions from affiliated underlying funds are presented in each Fund’s Statement of Operations. Underlying funds managed by MFS seek to achieve capital appreciation by investing primarily in U.S. and foreign equity securities, including those in emerging markets.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

9. LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this Agreement. Interest is charged to each Fund based on its borrowings at a rate equal to a variable lending rate. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating Funds based on net assets at the end of each calendar quarter. During the year ended December 31, 2011, the following Funds had borrowings and incurred commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fee
AllianceBernstein International Value Fund	$948,000	$15,132	1.42%	$225
BlackRock International Index Fund	—	—	—	233
BlackRock Large Cap Index Fund	75,000	205	1.48	381
BlackRock Small Cap Index Fund	290,000	795	1.15	582
Goldman Sachs Mid Cap Value Fund	—	—	—	866
Columbia Small Cap Value Fund	541,000	1,482	1.39	190
Davis Venture Value Fund	—	—	—	1,182
Invesco Small Cap Growth Fund	175,000	2,573	1.40	126
Lord Abbett Growth & Income Fund	5,030,000	33,074	1.44	1,681
WMC Blue Chip Mid Cap Fund	—	—	—	563
WMC Large Cap Growth Fund	158,000	663	1.50	568
Global Real Estate Fund	1,851,000	14,852	1.44	685
Ibbotson Tactical Opportunities Fund	802,000	2,389	1.40	1,975
Investment Grade Bond Fund	3,295,000	9,027	1.39	1,346
BlackRock Inflation Protected Bond Fund	—	—	—	1,476
Goldman Sachs Short Duration Fund	—	—	—	3,816
PIMCO High Yield Fund	—	—	—	571
PIMCO Total Return Fund	5,879,000	51,005	1.38	2,822
Ibbotson Balanced Fund	10,855,000	81,915	1.39	5,496
Ibbotson Conservative Fund	12,581,000	169,537	1.46	2,708
Ibbotson Growth Fund	2,906,000	186,027	1.40	1,763

As of December 31, 2011, Ibbotson Growth Fund had an open borrowing under this agreement of $30,000 as noted on the Fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

10. SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
AllianceBernstein International Value Fund (shares)
Shares sold	2,433,734	3,567,009	222,733	174,698
Shares issued as reinvestment of distributions	825,678	133,237	38,027	4,490
Shares redeemed	(1,366,252)	(2,340,618)	(79,238)	(45,024)

Net increase (decrease) in shares outstanding	1,893,160	1,359,628	181,522	134,164
Beginning of period	7,037,858	5,678,230	303,944	169,780

End of period	8,931,018	7,037,858	485,466	303,944

AllianceBernstein International Value Fund ($)
Net proceeds from sales	$22,612,526	$33,291,819	$2,149,254	$1,643,105
Net proceeds on reinvestment of distributions	6,316,435	1,248,432	290,529	41,984
Shares redeemed	(11,245,051)	(23,253,856)	(737,196)	(423,210)

Net increase (decrease) in net assets	$17,683,910	$11,286,395	$1,702,587	$1,261,879

BlackRock International Index Fund (shares)(a)
Shares sold	2,292,818	5,277,325	552,244	24,602
Shares issued as reinvestment of distributions	4,558	—	108	—
Shares redeemed	(151,353)	(11,775)	(39,989)	—

Net increase (decrease) in shares outstanding	2,146,023	5,265,550	512,363	24,602
Beginning of period	5,265,551	1	24,603	1

End of period	7,411,574	5,265,551	536,966	24,603

BlackRock International Index Fund ($)(a)
Net proceeds from sales	$22,596,525	$52,817,033	$5,361,183	$246,073
Net proceeds on reinvestment of distributions	40,980	—	971	—
Shares redeemed	(1,554,527)	(119,468)	(407,750)	—

Net increase (decrease) in net assets	$21,082,978	$52,697,565	$4,954,404	$246,073

BlackRock Large Cap Index Fund (shares)
Shares sold	4,708,128	5,938,764	1,624,483	528,690
Shares issued as reinvestment of distributions	2,092,952	26,219	348,342	2,941
Shares redeemed	(249,436)	(5,116,303)	(356,764)	(253,110)

Net increase (decrease) in shares outstanding	6,551,644	848,680	1,616,061	278,521
Beginning of period	9,630,076	8,781,396	1,701,470	1,422,949

End of period	16,181,720	9,630,076	3,317,531	1,701,470

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
BlackRock Large Cap Index Fund ($)
Net proceeds from sales	$44,275,010	$48,839,087	$14,792,580	$4,570,334
Net proceeds on reinvestment of distributions	16,241,309	216,837	2,776,285	24,908
Shares redeemed	(2,288,402)	(45,548,229)	(3,261,328)	(2,190,527)

Net increase (decrease) in net assets	$58,227,917	$3,507,695	$14,307,537	$2,404,715

BlackRock Small Cap Index Fund (shares)
Shares sold	4,528,871	491,327	1,037,265	694,478
Shares issued as reinvestment of distributions	28,564	14,108	25,701	14,319
Shares redeemed	(2,295,481)	(1,644,466)	(1,921,719)	(3,188,604)

Net increase (decrease) in shares outstanding	2,261,954	(1,139,031)	(858,753)	(2,479,807)
Beginning of period	3,485,955	4,624,986	10,424,636	12,904,443

End of period	5,747,909	3,485,955	9,565,883	10,424,636

BlackRock Small Cap Index Fund ($)
Net proceeds from sales	$60,773,741	$5,730,919	$12,292,217	$7,538,234
Net proceeds on reinvestment of distributions	336,194	155,615	298,646	155,938
Shares redeemed	(30,503,469)	(18,747,647)	(24,171,492)	(37,504,292)

Net increase (decrease) in net assets	$30,606,466	$(12,861,113)	$(11,580,629)	$(29,810,120)

Goldman Sachs Mid Cap Value Fund (shares)
Shares sold	3,026,010	7,670,260	1,309,707	1,195,388
Shares issued as reinvestment of distributions	2,795,523	677,522	383,628	65,091
Shares redeemed	(7,824,114)	(6,401,931)	(1,041,972)	(789,814)

Net increase (decrease) in shares outstanding	(2,002,581)	1,945,851	651,363	470,665
Beginning of period	25,951,851	24,006,000	2,829,735	2,359,070

End of period	23,949,270	25,951,851	3,481,098	2,829,735

Goldman Sachs Mid Cap Value Fund ($)
Net proceeds from sales	$28,898,092	$64,672,510	$12,592,127	$10,142,051
Net proceeds on reinvestment of distributions	23,007,157	5,643,760	3,145,747	540,908
Shares redeemed	(73,195,153)	(55,491,591)	(9,291,061)	(6,692,821)

Net increase (decrease) in net assets	$(21,289,904)	$14,824,679	$6,446,813	$3,990,138

Columbia Small Cap Value Fund (shares)
Shares sold	1,070,411	1,544,629	370,217	569,073
Shares issued as reinvestment of distributions	1,108,516	377,528	285,030	87,398
Shares redeemed	(1,268,260)	(900,177)	(331,516)	(229,432)

Net increase (decrease) in shares outstanding	910,667	1,021,980	323,731	427,039
Beginning of period	4,364,205	3,342,225	1,103,042	676,003

End of period	5,274,872	4,364,205	1,426,773	1,103,042

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Columbia Small Cap Value Fund ($)
Net proceeds from sales	$11,602,071	$16,293,217	$3,745,370	$5,846,228
Net proceeds on reinvestment of distributions	8,657,513	3,503,453	2,220,385	809,308
Shares redeemed	(12,572,714)	(9,044,675)	(3,352,711)	(2,425,175)

Net increase (decrease) in net assets	$7,686,870	$10,751,995	$2,613,044	$4,230,361

Davis Venture Value Fund (shares)
Shares sold	1,586,257	7,288,612	1,432,124	2,157,750
Shares issued as reinvestment of distributions	811,263	96,261	1,209,640	54,826
Shares redeemed	(1,715,501)	(8,039,035)	(2,862,667)	(2,060,829)

Net increase (decrease) in shares outstanding	682,019	(654,162)	(220,903)	151,747
Beginning of period	13,055,113	13,709,275	22,092,489	21,940,742

End of period	13,737,132	13,055,113	21,871,586	22,092,489

Davis Venture Value Fund ($)
Net proceeds from sales	$18,862,490	$78,342,507	$16,142,519	$23,219,248
Net proceeds on reinvestment of distributions	8,510,153	1,027,110	12,664,935	583,899
Shares redeemed	(19,028,388)	(90,371,562)	(32,659,049)	(23,109,538)

Net increase (decrease) in net assets	$8,344,255	$(11,001,945)	$(3,851,595)	$693,609

Invesco Small Cap Growth Fund (shares)
Shares sold	956,223	495,380	726,028	438,169
Shares issued as reinvestment of distributions	91,708	157,640	44,464	77,408
Shares redeemed	(184,169)	(158,170)	(483,901)	(214,999)

Net increase (decrease) in shares outstanding	863,762	494,850	286,591	300,578
Beginning of period	1,862,063	1,367,213	979,627	679,049

End of period	2,725,825	1,862,063	1,266,218	979,627

Invesco Small Cap Growth Fund ($)
Net proceeds from sales	$11,170,544	$4,927,667	$8,257,811	$4,326,592
Net proceeds on reinvestment of distributions	940,924	1,478,663	452,649	722,220
Shares redeemed	(2,059,866)	(1,570,015)	(4,994,153)	(2,176,690)

Net increase (decrease) in net assets	$10,051,602	$4,836,315	$3,716,307	$2,872,122

Lord Abbett Growth & Income Fund (shares)
Shares sold	4,720,773	11,085,638	542,432	760,127
Shares issued as reinvestment of distributions	13,252,812	2,990,839	408,822	69,848
Shares redeemed	(14,883,223)	(15,813,249)	(253,743)	(449,032)

Net increase (decrease) in shares outstanding	3,090,362	(1,736,772)	697,511	380,943
Beginning of period	64,561,760	66,298,532	1,635,070	1,254,127

End of period	67,652,122	64,561,760	2,332,581	1,635,070

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Lord Abbett Growth & Income Fund ($)
Net proceeds from sales	$36,518,513	$81,259,922	$4,147,977	$6,035,253
Net proceeds on reinvestment of distributions	82,299,961	22,281,747	2,526,519	518,969
Shares redeemed	(116,619,910)	(124,677,960)	(1,915,451)	(3,470,534)

Net increase (decrease) in net assets	$2,198,564	$(21,136,291)	$4,759,045	$3,083,688

WMC Blue Chip Mid Cap Fund (shares)
Shares sold	2,967,702	4,678,564	306,365	263,704
Shares issued as reinvestment of distributions	6,504	4,691	—	—
Shares redeemed	(732,953)	(2,346,045)	(468,393)	(858,621)

Net increase (decrease) in shares outstanding	2,241,253	2,337,210	(162,028)	(594,917)
Beginning of period	8,585,138	6,247,928	2,740,758	3,335,675

End of period	10,826,391	8,585,138	2,578,730	2,740,758

WMC Blue Chip Mid Cap Fund ($)
Net proceeds from sales	$43,288,339	$62,074,414	$4,196,198	$3,374,448
Net proceeds on reinvestment of distributions	87,870	60,133	—	—
Shares redeemed	(10,738,809)	(31,559,949)	(6,759,232)	(11,493,533)

Net increase (decrease) in net assets	$32,637,400	$30,574,598	$(2,563,034)	$(8,119,085)

WMC Large Cap Growth Fund (shares)
Shares sold	3,408,644	6,364,356	327,990	415,338
Shares issued as reinvestment of distributions	63,583	65,688	1,406	1,109
Shares redeemed	(1,143,489)	(7,040,501)	(487,917)	(678,065)

Net increase (decrease) in shares outstanding	2,328,738	(610,457)	(158,521)	(261,618)
Beginning of period	17,740,170	18,350,627	1,946,629	2,208,247

End of period	20,068,908	17,740,170	1,788,108	1,946,629

WMC Large Cap Growth Fund ($)
Net proceeds from sales	$32,275,994	$51,480,956	$3,181,477	$3,355,349
Net proceeds on reinvestment of distributions	579,237	545,213	12,731	9,148
Shares redeemed	(11,265,680)	(61,907,003)	(4,741,542)	(5,740,631)

Net increase (decrease) in net assets	$21,589,551	$(9,880,834)	$(1,547,334)	$(2,376,134)

Global Real Estate Fund (shares)
Shares sold	1,513,230	2,802,255	820,994	755,136
Shares issued as reinvestment of distributions	675,084	1,175,193	731,323	1,176,532
Shares redeemed	(2,966,337)	(1,750,396)	(1,979,421)	(1,968,579)

Net increase (decrease) in shares outstanding	(778,023)	2,227,052	(427,104)	(36,911)
Beginning of period	9,791,855	7,564,803	11,301,850	11,338,761

End of period	9,013,832	9,791,855	10,874,746	11,301,850

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Global Real Estate Fund ($)
Net proceeds from sales	$16,347,434	$31,073,659	$9,161,994	$9,189,692
Net proceeds on reinvestment of distributions	6,609,071	12,598,073	7,956,792	13,918,369
Shares redeemed	(35,237,113)	(19,588,315)	(24,484,254)	(24,464,186)

Net increase (decrease) in net assets	$(12,280,608)	$24,083,417	$(7,365,468)	$(1,356,125)

Ibbotson Tactical Opportunities Fund (shares)(a)
Shares sold	15,006,242	43,300,126
Shares issued as reinvestment of distributions	478,548	—
Shares redeemed	(524,047)	(1,870)

Net increase (decrease) in shares outstanding	14,960,743	43,298,256
Beginning of period	43,298,257	1

End of period	58,259,000	43,298,257

Ibbotson Tactical Opportunities Fund ($)(a)
Net proceeds from sales	$155,432,816	$434,362,406
Net proceeds on reinvestment of distributions	4,656,276	—
Shares redeemed	(5,645,958)	(19,650)

Net increase (decrease) in net assets	$154,443,134	$434,342,756

Investment Grade Bond Fund (shares)
Shares sold	6,335,639	14,965,112	5,689,947	6,497,983
Shares issued as reinvestment of distributions	1,503,554	862,977	826,557	353,970
Shares redeemed	(1,651,800)	(4,833,373)	(1,538,420)	(370,097)

Net increase (decrease) in shares outstanding	6,187,393	10,994,716	4,978,084	6,481,856
Beginning of period	26,101,133	15,106,417	13,520,975	7,039,119

End of period	32,288,526	26,101,133	18,499,059	13,520,975

Investment Grade Bond Fund ($)
Net proceeds from sales	$60,335,114	$139,297,497	$54,683,859	$61,097,755
Net proceeds on reinvestment of distributions	14,344,531	8,093,261	7,941,108	3,343,693
Shares redeemed	(15,818,010)	(45,521,961)	(14,734,450)	(3,467,580)

Net increase (decrease) in net assets	$58,861,635	$101,868,797	$47,890,517	$60,973,868

Money Market Fund (shares)
Shares sold	46,780,506	59,695,332	122,157,700	91,786,435
Shares issued as reinvestment of distributions	100,831	153,247	908	—
Shares redeemed	(50,467,531)	(80,077,232)	(81,914,872)	(89,367,222)

Net increase (decrease) in shares outstanding	(3,586,194)	(20,228,653)	40,243,736	2,419,213
Beginning of period	67,761,305	87,989,958	118,724,302	116,305,089

End of period	64,175,111	67,761,305	158,968,038	118,724,302

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Money Market Fund ($)
Net proceeds from sales	$46,780,506	$59,695,332	$122,157,700	$91,786,435
Net proceeds on reinvestment of distributions	100,831	153,247	908	—
Shares redeemed	(50,467,531)	(80,077,232)	(81,914,872)	(89,367,222)

Net increase (decrease) in net assets	$(3,586,194)	$(20,228,653)	$40,243,736	$2,419,213

BlackRock Inflation Protected Bond Fund (shares)
Shares sold	4,680,351	10,086,435	11,325,372	8,182,656
Shares issued as reinvestment of distributions	1,131,969	362,109	1,025,365	237,149
Shares redeemed	(2,951,023)	(272,165)	(2,731,100)	(860,104)

Net increase (decrease) in shares outstanding	2,861,297	10,176,379	9,619,637	7,559,701
Beginning of period	20,456,095	10,279,716	15,201,700	7,641,999

End of period	23,317,392	20,456,095	24,821,337	15,201,700

BlackRock Inflation Protected Bond Fund ($)
Net proceeds from sales	$50,902,272	$106,668,556	$125,017,880	$86,538,078
Net proceeds on reinvestment of distributions	12,546,138	3,858,520	11,353,131	2,521,522
Shares redeemed	(33,047,091)	(2,890,510)	(30,491,309)	(9,155,496)

Net increase (decrease) in net assets	$30,401,319	$107,636,566	$105,879,702	$79,904,104

Goldman Sachs Short Duration Fund (shares)
Shares sold	15,908,758	24,391,949	5,888,081	4,779,074
Shares issued as reinvestment of distributions	1,731,925	1,423,197	269,033	162,967
Shares redeemed	(17,444,173)	(13,380,910)	(1,885,476)	(905,179)

Net increase (decrease) in shares outstanding	196,510	12,434,236	4,271,638	4,036,862
Beginning of period	97,411,988	84,977,752	14,530,688	10,493,826

End of period	97,608,498	97,411,988	18,802,326	14,530,688

Goldman Sachs Short Duration Fund ($)
Net proceeds from sales	$163,435,943	$251,573,909	$60,641,378	$49,272,769
Net proceeds on reinvestment of distributions	17,792,879	14,692,322	2,760,453	1,681,008
Shares redeemed	(179,650,509)	(137,964,965)	(19,398,543)	(9,324,889)

Net increase (decrease) in net assets	$1,578,313	$128,301,266	$44,003,288	$41,628,888

PIMCO High Yield Fund (shares)
Shares sold	2,594,656	5,534,887	829,386	1,052,578
Shares issued as reinvestment of distributions	1,505,437	965,971	330,542	224,053
Shares redeemed	(4,092,272)	(1,992,484)	(1,103,732)	(606,972)

Net increase (decrease) in shares outstanding	7,821	4,508,374	56,196	669,659
Beginning of period	14,276,322	9,767,948	3,278,154	2,608,495

End of period	14,284,143	14,276,322	3,334,350	3,278,154

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
PIMCO High Yield Fund ($)
Net proceeds from sales	$25,669,951	$53,529,410	$7,977,386	$10,202,106
Net proceeds on reinvestment of distributions	14,302,880	9,348,921	3,134,275	2,167,856
Shares redeemed	(38,937,056)	(19,168,429)	(10,510,062)	(5,826,715)

Net increase (decrease) in net assets	$1,035,775	$43,709,902	$601,599	$6,543,247

PIMCO Total Return Fund (shares)
Shares sold	7,850,320	12,666,177	20,285,661	20,371,783
Shares issued as reinvestment of distributions	1,470,355	521,269	2,734,042	732,251
Shares redeemed	(1,147,012)	(2,711,374)	(2,846,857)	(1,439,317)

Net increase (decrease) in shares outstanding	8,173,663	10,476,072	20,172,846	19,664,717
Beginning of period	23,592,087	13,116,015	41,744,512	22,079,795

End of period	31,765,750	23,592,087	61,917,358	41,744,512

PIMCO Total Return Fund ($)
Net proceeds from sales	$90,554,042	$145,027,137	$234,551,155	$234,001,284
Net proceeds on reinvestment of distributions	16,870,523	6,056,776	31,348,295	8,508,993
Shares redeemed	(13,441,861)	(31,454,819)	(32,670,793)	(16,495,450)

Net increase (decrease) in net assets	$93,982,704	$119,629,094	$233,228,657	$226,014,827

Ibbotson Balanced Fund (shares)
Shares sold	154,218	137,449	37,829,990	65,391,657
Shares issued as reinvestment of distributions	11,049	2,104	6,858,700	1,396,512
Shares redeemed	(30,117)	(42,608)	(1,905,774)	(421,503)

Net increase (decrease) in shares outstanding	135,150	96,945	42,782,916	66,366,666
Beginning of period	136,395	39,450	116,921,927	50,555,261

End of period	271,545	136,395	159,704,843	116,921,927

Ibbotson Balanced Fund ($)
Net proceeds from sales	$1,894,501	$1,590,393	$469,165,299	$752,725,659
Net proceeds on reinvestment of distributions	125,848	24,152	78,052,004	16,017,993
Shares redeemed	(372,552)	(495,419)	(22,486,006)	(4,746,985)

Net increase (decrease) in net assets	$1,647,797	$1,119,126	$524,731,297	$763,996,667

Ibbotson Conservative Fund (shares)
Shares sold	72,367	301,852	18,518,405	31,046,199
Shares issued as reinvestment of distributions	17,084	4,356	2,665,459	999,109
Shares redeemed	(37,926)	(33,787)	(2,994,860)	(1,194,488)

Net increase (decrease) in shares outstanding	51,525	272,421	18,189,004	30,850,820
Beginning of period	428,576	156,155	64,200,943	33,350,123

End of period	480,101	428,576	82,389,947	64,200,943

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

	Initial Class Shares		Service Class Shares
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Ibbotson Conservative Fund ($)
Net proceeds from sales	$852,853	$3,469,227	$218,300,396	$347,920,672
Net proceeds on reinvestment of distributions	192,533	48,832	30,039,728	11,210,004
Shares redeemed	(454,244)	(384,667)	(35,301,578)	(13,622,703)

Net increase (decrease) in net assets	$591,142	$3,133,392	$213,038,546	$345,507,973

Ibbotson Growth Fund (shares)
Shares sold	69,640	129,754	2,819,137	9,249,698
Shares issued as reinvestment of distributions	20,101	2,641	5,542,817	1,115,174
Shares redeemed	(19,050)	(28,749)	(4,545,696)	(3,020,369)

Net increase (decrease) in shares outstanding	70,691	103,646	3,816,258	7,344,503
Beginning of period	129,592	25,946	47,227,759	39,883,256

End of period	200,283	129,592	51,044,017	47,227,759

Ibbotson Growth Fund ($)
Net proceeds from sales	$833,315	$1,499,274	$35,152,154	$105,424,712
Net proceeds on reinvestment of distributions	210,455	29,899	58,033,291	12,634,921
Shares redeemed	(222,662)	(334,194)	(54,921,078)	(34,737,536)

Net increase (decrease) in net assets	$821,108	$1,194,979	$38,264,367	$83,322,097

(a)	The BlackRock International Index Fund and the Ibbotson Tactical Opportunities Fund commenced operations on November 15, 2010 and share activity presented for the year ended December 31, 2010 is for the period November 15, 2010 to December 31, 2010.

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. As a result, no provision for income taxes is required.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The statute of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to treatment of derivatives, distributions received from REIT securities, currency gain (loss), Passive Foreign Investment Companies, capital loss carryforwards, and losses deferred due to wash sales.

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)
AllianceBernstein International Value Fund	$1,963,758	$—	$(7,293,364)
BlackRock International Index Fund	1,770,389	—	(8,556,846)
BlackRock Large Cap Index Fund	2,033,903	—	5,776,014
BlackRock Small Cap Index Fund	6,457,764	3,087,484	(5,264,789)
Goldman Sachs Mid Cap Value Fund	7,472,438	25,357,634	32,515,719
Columbia Small Cap Value Fund…	1,133,499	906,628	(2,615,255)
Davis Venture Value Fund	2,159,744	16,698,960	43,791,437
Invesco Small Cap Growth Fund	—	1,556,677	3,242,385
Lord Abbett Growth & Income Fund	5,698,891	79,210,202	16,121,710
WMC Blue Chip Mid Cap Fund	325,477	12,535,986	283,323
WMC Large Cap Growth Fund	1,283,612	14,793,175	9,652,571
Global Real Estate Fund	1,802,860	—	5,025,017
Ibbotson Tactical Opportunities Fund	5,583,870	—	1,349,139
Investment Grade Bond Fund	4,576,747	5,880,091	7,759,140
Money Market Fund	458	—	—
BlackRock Inflation Protected Bond Fund	32,172,999	3,989,854	4,108,260
Goldman Sachs Short Duration Fund	—	—	6,983,551
PIMCO High Yield Fund	1,012,579	4,793,674	2,928,450
PIMCO Total Return Fund	5,304,114	2,002,751	6,454,466
Ibbotson Balanced Fund	45,907,971	48,386,010	(28,286,013)
Ibbotson Conservative Fund	25,983,853	26,699,430	9,220,715
Ibbotson Growth Fund	13,609,555	26,100,926	166,774

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) changed the capital loss carryforward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Funds had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains.

Fund	Short-Term Capital Gains	Long-Term Capital Gains
AllianceBernstein International Value Fund	$1,533,751	$864,230
BlackRock International Index Fund	—	63,690
BlackRock Large Cap Index Fund	102,763	295,624
Ibbotson Tactical Opportunities Fund	23,232,439	—
Goldman Sachs Short Duration Fund	346,726	3,712,339

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

At December 31, 2011, the following Fund had pre-enactment accumulated capital loss carryover, subject to the eight-year carryforward period and possible expiration:

Fund	Expires December 31, 2017
Global Real Estate Fund	$70,100,734

The following Funds utilized capital loss carryforwards during the year ended December 31, 2011, as follows:

Fund	Amount
BlackRock Small Cap Index Fund	$2,474,009
WMC Blue Chip Mid Cap Fund	3,075,950
WMC Large Cap Growth Fund	559,254
Global Real Estate Fund	10,702,060

The Investment Grade Bond Fund, Money Market Fund, BlackRock Inflation Protected Bond Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund and PIMCO Total Return Fund declare dividends from net investment income, if any, daily and pay dividends monthly. Each of the remaining Funds in the Trust declare and pay dividends from net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
AllianceBernstein International Value Fund	$3,470,196	$3,136,768	$—
BlackRock International Index Fund	28,615	13,336	—
BlackRock Large Cap Index Fund	12,866,759	6,150,835	—
BlackRock Small Cap Index Fund	634,840	—	—
Goldman Sachs Mid Cap Value Fund	11,204,440	14,948,464	—
Columbia Small Cap Value Fund	10,421,497	456,401	—
Davis Venture Value Fund	3,350,947	17,824,141	—
Invesco Small Cap Growth Fund	528,359	865,214	—
Lord Abbett Growth & Income Fund	21,087,094	63,739,386	—
WMC Blue Chip Mid Cap Fund	87,870	—	—
WMC Large Cap Growth Fund	591,968	—	—
Global Real Estate Fund	14,565,863	—	—
Ibbotson Tactical Opportunities Fund	4,589,457	66,819	—
Investment Grade Bond Fund	20,176,761	2,108,878	—
Money Market Fund	101,739	—	—
BlackRock Inflation Protected Bond Fund	21,033,430	2,865,839	—
Goldman Sachs Short Duration Fund	15,665,677	4,382,170	505,485
PIMCO High Yield Fund	15,379,355	2,057,800	—
PIMCO Total Return Fund	40,194,165	8,024,653	—
Ibbotson Balanced Fund	24,163,850	54,014,002	—
Ibbotson Conservative Fund	11,965,785	18,266,476	—
Ibbotson Growth Fund	10,493,541	47,750,205	—

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2010, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains
AllianceBernstein International Value Fund	$1,251,307	$39,109
BlackRock Large Cap Index Fund	241,745	—
BlackRock Small Cap Index Fund	311,553	—
Goldman Sachs Mid Cap Value Fund	5,547,330	637,338
Columbia Small Cap Value Fund	3,987,622	325,139
Davis Venture Value Fund	1,611,009	—
Invesco Small Cap Growth Fund	1,862,909	337,974
Lord Abbett Growth & Income Fund	22,800,716	—
WMC Blue Chip Mid Cap Fund	60,133	—
WMC Large Cap Growth Fund	554,361	—
Global Real Estate Fund	26,516,442	—
Investment Grade Bond Fund	11,436,954	—
Money Market Fund	153,247	—
BlackRock Inflation Protected Bond Fund	6,035,581	344,461
Goldman Sachs Short Duration Fund	16,012,555	360,775
PIMCO High Yield Fund	11,470,465	46,312
PIMCO Total Return Fund	14,472,398	93,371
Ibbotson Balanced Fund	15,191,811	850,334
Ibbotson Conservative Fund	10,796,952	461,884
Ibbotson Growth Fund	11,613,647	1,051,173

NOTES TO FINANCIAL STATEMENTS (continued)	Sun Capital Advisers Trust

The identified cost of investments and their respective gross unrealized appreciation and depreciation for federal income tax purposes at December 31, 2011 were as follows:

	Identified Cost	Gross Unrealized		Net Appreciation/ (Depreciation)
Fund		Appreciation	(Depreciation)
AllianceBernstein International Value Fund	$79,735,519	$3,496,147	$(10,787,563)	$(7,291,416)
BlackRock International Index Fund	79,265,067	2,105,812	(10,673,342)	(8,567,530)
BlackRock Large Cap Index Fund	155,482,378	14,403,181	(8,627,168)	5,776,013
BlackRock Small Cap Index Fund	193,585,918	20,474,053	(25,738,849)	(5,264,796)
Goldman Sachs Mid Cap Value Fund	203,861,163	40,573,381	(8,057,661)	32,515,720
Columbia Small Cap Value Fund	58,166,540	4,047,830	(6,663,085)	(2,615,255)
Davis Venture Value Fund	345,723,509	60,486,122	(16,693,671)	43,792,451
Invesco Small Cap Growth Fund	37,959,130	5,432,372	(2,189,987)	3,242,385
Lord Abbett Growth & Income Fund	434,885,742	35,961,743	(19,840,032)	16,121,711
WMC Blue Chip Mid Cap Fund	182,398,796	12,825,879	(12,542,529)	283,350
WMC Large Cap Growth Fund	189,407,830	19,165,120	(9,512,658)	9,652,462
Global Real Estate Fund	199,268,330	21,256,357	(16,248,266)	5,008,091
Ibbotson Tactical Opportunities Fund	573,911,345	4,271,371	(2,922,232)	1,349,139
Investment Grade Bond Fund	513,455,840	12,668,783	(4,733,976)	7,934,807
Money Market Fund	223,998,469	—	—	—
BlackRock Inflation Protected Bond Fund	532,391,018	10,216,046	(1,613,657)	8,602,389
Goldman Sachs Short Duration Fund	1,172,138,412	10,847,729	(3,864,178)	6,983,551
PIMCO High Yield Fund	156,537,920	8,685,627	(5,711,555)	2,974,072
PIMCO Total Return Fund	1,327,493,077	28,998,308	(23,024,990)	5,973,318
Ibbotson Balanced Fund	1,880,352,816	24,163,588	(52,449,601)	(28,286,013)
Ibbotson Conservative Fund	939,829,987	24,470,426	(15,249,711)	9,220,715
Ibbotson Growth Fund	548,683,885	13,031,082	(12,864,308)	166,774
12. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

13. EVALUATION OF SUBSEQUENT EVENTS

Management has determined that there are no material events through the issuance date of the financial statements that would require additional disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of SC AllianceBernstein International Value Fund, SC BlackRock International Index Fund, SC BlackRock Large Cap Index Fund, SC BlackRock Small Cap Index Fund, SC Goldman Sachs Mid Cap Value Fund, SC Columbia Small Cap Value Fund, SC Davis Venture Value Fund, SC Invesco Small Cap Growth Fund, SC Lord Abbett Growth & Income Fund, SC WMC Blue Chip Mid Cap Fund, SC WMC Large Cap Growth Fund, Sun Capital Global Real Estate Fund, SC Ibbotson Tactical Opportunities Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, SC BlackRock Inflation Protected Bond Fund, SC Goldman Sachs Short Duration Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund, SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund, and SC Ibbotson Growth Fund (collectively the “Funds”) (each a Fund of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2011, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Sun Capital Advisers Trust as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2012

OTHER INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 3330 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available (i) on the SEC’s website at www.sec.gov; and (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

For the year ended December 31, 2011, the following Funds paid distributions which were designated as long-term capital gains dividends:

Fund	Amount
AllianceBernstein International Value Fund	$3,136,768
BlackRock International Index Fund	13,336
BlackRock Large Cap Index Fund	6,150,835
Goldman Sachs Mid Cap Value Fund	14,948,464
Columbia Small Cap Value Fund	456,401
Davis Venture Value Fund	17,824,141
Invesco Small Cap Growth Fund	865,214
Lord Abbett Growth & Income Fund	63,739,386
Ibbotson Tactical Opportunities Fund	66,819
Investment Grade Bond Fund	2,108,878
BlackRock Inflation Protected Bond Fund	2,865,839
Goldman Sachs Short Duration Fund	4,382,170
PIMCO High Yield Fund	2,057,800
PIMCO Total Return Fund	8,024,653
Ibbotson Balanced Fund	54,014,002
Ibbotson Conservative Fund	18,266,476
Ibbotson Growth Fund	47,750,205

OTHER INFORMATION (Unaudited) (Continued)

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2011:

Percentage of distributions which qualify for the corporate dividends received deduction:

Fund	Percentage
BlackRock Large Cap Index Fund	100.00%
BlackRock Small Cap Index Fund	100.00%
Goldman Sachs Mid Cap Value Fund	9.47%
Columbia Small Cap Value Fund	8.12%
Davis Venture Value Fund	100.00%
Invesco Small Cap Growth Fund	5.45%
Lord Abbett Growth & Income Fund	7.91%
WMC Blue Chip Mid Cap Fund	100.00%
WMC Large Cap Growth Fund	100.00%
Global Real Estate Fund	0.83%
PIMCO High Yield Fund	0.21%
PIMCO Total Return Fund	1.03%
Ibbotson Balanced Fund	6.45%
Ibbotson Conservative Fund	4.88%
Ibbotson Growth Fund	8.49%

The following Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

	Foreign Source	Foreign Taxes
Fund	Income	Paid
AllianceBernstein International Value Fund	$2,875,714	$187,392
BlackRock International Index Fund	2,346,150	142,024
Global Real Estate Fund	4,684,350	139,072

OTHER INFORMATION (Unaudited) (Continued)

Funds Having Investment Advisory and/or Subadvisory Agreements Renewed in November 2011:

Sun Capital Global Real Estate Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

SC AllianceBernstein International Value Fund

SC BlackRock Inflation Protected Bond Fund

SC BlackRock Large Cap Index Fund

SC BlackRock Small Cap Index Fund

SC Columbia Small Cap Value Fund

SC Davis Venture Value Fund

SC Goldman Sachs Mid Cap Value Fund

SC Goldman Sachs Short Duration Fund

SC Ibbotson Balanced Fund

SC Ibbotson Growth Fund

SC Ibbotson Conservative Fund

SC Invesco Small Cap Growth Fund

SC Lord Abbett Growth & Income Fund

SC PIMCO High Yield Fund

SC PIMCO Total Return Fund

SC WMC Blue Chip Mid Cap Fund

SC WMC Large Cap Growth Fund

Factors Considered by the Board of Trustees (the “Board”) in Approving the Continuation of each Investment Advisory Agreement.

The Trust’s Board approved the continuation of each above-referenced Fund’s current investment advisory agreement (including, in the case of all Funds other than Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, SC BlackRock Large Cap Index Fund and BlackRock Small Cap Index Fund1, each Fund’s subadvisory agreement) for an additional twelve-month period at an in-person meeting held in November 2011. In terms of the process that the Trustees followed prior to approving the continuation of each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), Variable Contract Owners2 should know that:

*	At present, five of the Trust’s seven Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC (“Sun Capital”), which serves as investment adviser to each of the Funds, each subadviser, and their respective affiliates (“Independent Trustees”).

*	In connection with the Board’s 2011 contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel. These meetings included a special in-person meeting with their independent legal counsel dedicated exclusively to contract review matters.

[1]	The Trust’s Board approved new subadvisory agreements with an initial two year term for SC BlackRock Large Cap Index Fund and BlackRock Small Cap Index Fund in November 2010. Sun Capital Investment Grade Bond Fund and Sun Capital Money Market Fund do not have subadvisers. The Trust’s Board approved new investment advisory and subadvisory agreements, each with an initial two year terms, for SC BlackRock International Index Fund and SC Ibbotson Tactical Opportunity Fund in November 2010.
[2]	Shares of the Funds will principally be owned by Sun Life (U.S.) and Sun Life (N.Y.) for the benefit of the owners of variable annuities and variable life insurance policies (“Variable Contract Owners”) issued by Sun Life (U.S.) or Sun Life (N.Y.).

OTHER INFORMATION (Unaudited) (Continued)

*	The Board engaged in a thorough review of each Fund’s investment advisory agreement(s). In this connection, the Board reviewed a wide range of materials furnished at the Board’s request by Sun Capital and, as applicable, each subadviser, prior to reaching these decisions.

*	The Board has also put into place a process of identifying funds underperforming, over specified periods, their benchmarks or peer universes compiled by an independent fund data service, and receiving more detailed reporting and information from Sun Capital regarding any such funds. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

In determining to approve the continuation of each Fund’s investment advisory agreement(s), the Board considered all factors that it believed relevant to the interests of the Fund and Variable Contract Owners, including but not limited to:

•

Fees and expenses. The investment advisory and, as applicable, investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to Sun Capital by each Fund, and to each subadviser by Sun Capital, in each case, relative to those paid by similar funds and institutional accounts advised by such firms. The Board considered that Sun Capital currently does not manage any institutional accounts in a manner similar to a Fund. The Board also received and considered information regarding the differences in the type and level of services required for the Funds and institutional accounts more generally. In the case of each subadvised Fund, the Board noted that the investment subadvisory fees paid to each subadviser are paid by Sun Capital out of its fee, not by the Fund. The Board also considered that, with respect to each of the SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund, SC PIMCO High Yield Fund, SC PIMCO Total Return Fund and SC BlackRock Inflation Protected Bond Fund (collectively, the “Unified Fee Funds”), because Sun Capital provides a broader range of services and bears additional categories of expenses in return for the “unified” investment management fee it receives than would be the case under a typical investment advisory agreement, it was most appropriate to examine and compare each such Fund’s total operating expense ratio relative to the total operating expense ratios of other similar funds. With respect to each of the Sun Capital Global Real Estate Fund and the SC Goldman Sachs Short Duration Fund, in addition to comparative information provided by Lipper, the Board also considered comparative information regarding the advisory and administration fees and total expense ratios of peer funds considered by Sun Capital to be the Funds’ primary competitors. The Board also considered Sun Capital’s agreement to reduce the expense caps applicable to the Sun Capital Global Real Estate Fund in connection with the 2011 contract review. With respect to the SC BlackRock Large Cap Index Fund and SC BlackRock Small Cap Index Fund, the Board also considered that the investment advisory agreements with Sun Capital had been amended in August 2010 to reduce the fee rate payable to Sun Capital in conjunction with changes to such Funds’ investment programs, and that Sun Capital had represented that there would be no reduction in the quality or quantity of services that Sun Capital provides to each fund as a result of, or otherwise in connection with, such fee reductions. Finally, the Board considered the impact of the expense limitation agreement between each Fund (other than the Unified Fee Funds) and Sun Capital on such Funds’ expense ratios. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

Economies of scale. The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees charged to the SC BlackRock Small Cap Index Fund, SC BlackRock Large Cap Index Fund, SC Columbia Small Cap Value Fund, SC Davis Venture Value Fund, SC WMC Large Cap Growth Fund, SC WMC Blue Chip Mid Cap Fund and SC Invesco Small Cap Growth Fund contain breakpoints. The Board also noted that certain funds without breakpoints (for example, the SC Goldman Sachs Short Duration Fund) received substantial assets as the result of substitution transactions, and

OTHER INFORMATION (Unaudited) (Continued)

that any economies of scale associated with their current asset levels were effectively taken into account when establishing such funds’ advisory fee rates at the time of such substitution transactions. In addition, the Board considered Sun Capital’s commitment to consider initial and/or additional breakpoints for each Fund to the extent the Fund’s assets under management increase to more substantial, scalable levels in the future. The Board concluded that, to the extent economies of scale exist in the management of a Fund at its current asset level, each Fund’s fee schedule represents an appropriate sharing of such economies of scale between the Fund and its investment adviser(s).

•

Profitability; Other benefits to Sun Capital. The costs of the services to be provided, and profits realized, by Sun Capital and its affiliates from their relationship with each Fund. In this regard, the Board observed that Sun Capital reported that it was operating several Funds at a net loss (suggesting that Sun Capital had assumed considerable economic risk in contracting with the Funds), and had committed to total operating expense caps applicable to each Fund (other than the Unified Fee Funds) through at least April 30, 2013. In analyzing Sun Capital’s costs and profits and its affiliates’ costs, the Board also reviewed the fees paid to and services provided by Sun Capital and its affiliates to each Fund for non-advisory services, such as distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other potential benefits to Sun Capital and its affiliates from their relationships with the Funds, including the roles of the Funds in supporting the variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.), both of which are affiliates of Sun Capital. Finally, the Board considered that Sun Capital had retained industry consultants with expertise in mutual fund profitability methodologies, and that the profitability information presented by Sun Capital reflected input from these consultants. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to each Fund.

•

Investment performance. The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds. With respect to the Sun Capital Global Real Estate Fund, the Board also considered the Fund’s performance since its transition to a global real estate fund relative to peer global real estate funds managed by the Fund’s primary competitors, and that the Fund’s subadvisory agreement with Massachusetts Financial Services Company (“MFS”) had only been in effect since May 1, 2011. With respect to the SC AllianceBernstein International Value Fund, the Board noted while the Fund has underperformed since inception, the Fund’s subadviser has a strong long-term record managing assets in this strategy.

•

Nature, quality and extent of services. The nature, scope and quality of the services that Sun Capital and each subadviser provide to the Funds. In this regard, the Board considered, among other things, Sun Capital’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of Sun Capital and each subadviser, the Board also considered, among other things, Sun Capital’s representation that it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board also noted Sun Capital’s record in recommending the termination and replacement of underperforming subadvisers. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to (or, in the case of the Unified Fee Funds, broader than) those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by Sun Capital and, as applicable, each subadviser, have benefited and should continue to benefit each Fund and its Variable Contract Owners.

•

Brokerage practices. The practices of Sun Capital and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to Sun Capital and each subadviser.

OTHER INFORMATION (Unaudited) (Continued)

•

Compliance. Sun Capital’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered Sun Capital’s continued commitment of attention and resources to compliance functions relevant to the Funds’ operations, including the oversight of subadvisers. The Board also considered the Sun Life organization’s commitment of resources to its U.S. business more generally.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreement and, as applicable, investment subadvisory agreement, and concluded that the continuation of such agreements was in the best interest of the Fund and the Variable Contract Owners.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these and other factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Each Fund’s business is managed by the Trustees. Several of the Funds’ Trustees and Officers are also Directors and Officers of Sun Life Assurance Company of Canada or the Adviser. The table below provides more information about the Funds’ Trustees and certain Officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1941	Trustee	Since February 2005	Retired	22	None
Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Trustee	Since June 2007	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization), Director, ICI Mutual; Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	22	Trustee, DWS Funds Board (113 mutual funds) since 1987.
Keith R. Fox c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1954	Trustee	Since April, 2011	Managing General Partner, Exeter Capital Partners (a series of private investment funds).	22	Directorships: Progressive International Corporation (kitchen goods importer and distributor) since 2000; Box Top Media Inc. (advertising) since 2006; The Kennel Shop (retailer) since 2007. Trustee, DWS Funds Board (113 mutual funds) since 1996.
Carol A. Kosel c/o Sun Capital Advisers Trust; One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963	Trustee	Since April, 2011	Former Trustee to the Evergreen Funds; Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President and Head of Fund Administration, Evergreen	22	None.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
			Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund; Former Senior Manager, KPMG, LLC.
William N. Searcy, Jr. c/o Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1946	Chairman and Trustee	Chairman since 2005 Trustee since October 1998	Private investor. Pension and Savings Trust Officer, Sprint Corp. (wireless and wireline communications services) 1989-2003.	22	Trustee, DWS Funds Board (113 mutual funds) since 1993.
Scott M. Davis* One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1963	Trustee	Since April, 2011	Senior Vice President and General Counsel for Sun Life Financial’s U.S. Operations since 2007. Vice President and General Counsel for Sun Life Financial’s U.S. Operations, 1999-2004. Associated with Sun Life Financial since 1995.	22	Director, Clarendon Insurance Agency, Inc. since 2006. Director, Sun Life Assurance Company of Canada (U.S.) since 2004. Director, Sun Life Insurance and Annuity Company of New York since 2004. Director of numerous other Sun Life Financial affiliated entities since 2004.
John T. Donnelly* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1958	President, Chief Executive Officer and Trustee	Since May 2009	President and Manager, Sun Capital Advisers LLC since 2009. Senior Managing Director, Investment Operations for Sun Life Assurance Company of Canada (U.S.) since 2005. Associated with Sun Life Financial since 1981.	22	Director, Sun Life Insurance and Annuity Company of New York since 2008. Director, Crosspointe Shops I & II since 2009. Director of numerous other Sun Life Financial affiliated entities since 2005.
Lena Metelitsa* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1967	Chief Financial Officer and Treasurer	Since May 2010; Serves at the discretion of the Trustees.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2010. Senior Director, Sun Capital Advisers LLC, 2008-2010. Associated with Sun Life Financial since 2005.	N/A	N/A

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary and Chief Legal Officer	Since October 1998; Serves at the discretion of the Trustees.	Managing Director and General Counsel since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Financial. Associated with Sun Life Financial since 1998.	N/A	N/A
Andrew S. Harris* One Sun Life Executive Park Wellesley Hills, MA 02481 Born: 1974	Chief Compliance Officer	Since August 2010; Serves at the discretion of the Trustees.	Chief Compliance Officer, Sun Capital Advisers LLC since 2010. Fund Compliance Officer, SEI Investments 2008-2010. Director of Corporate Compliance, Nationwide Funds Group 2004-2008.	N/A	N/A
*	An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act.

The Statement of Additional Information (SAI) includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-432-1102 x3330.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

Keith R. Fox, Trustee

Carol A. Kosel, Trustee

William N. Searcy, Jr., Chairman, Trustee

Scott M. Davis, Trustee

John T. Donnelly, President, Chief Executive Officer and Trustee

Lena Metelitsa, Chief Financial Officer and Treasurer

Maura A. Murphy, Secretary and Chief Legal Officer

Andrew S. Harris, Chief Compliance Officer

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Dechert LLP

200 Clarendon Street

Boston, MA 02116

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x3330. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2011	FY 2010
$875,640	$765,705

(b) Audit-related Fees: Includes amounts related to assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

FY 2011	FY 2010
None	None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2011	FY 2010
$69,920	$69,920

(d) All Other Fees: Includes amounts related to products and services provided to the registrant by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

FY 2011	FY 2010
None	None

(e)(1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant require pre-approval. In addition, non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant also require pre-approval if the services provided to those entities are related directly to the operations and financial reporting of the registrant.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to the “de minimis exception” set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $94,920 and $225,920 respectively.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a) (3)	A combined certification by the principal executive and principal financial officers of the registrant as required by Rule 30a-2(b), under the Investment Company Act of 1940, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President

Date: February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JOHN T. DONNELLY
John T. Donnelly, President
(Chief Executive Officer)

Date: February 24, 2012

By (Signature and Title)*	/s/ LENA METELITSA
Lena Metelitsa, Treasurer
(Chief Financial Officer)

Date: February 24, 2012

*	Print name and title of each signing officer under his or her signature.